Exhibit 10.14

MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

AND

[NAME]

INDIVIDUAL OPTION AGREEMENT

UNDER SCHEDULE 5 INCOME TAX

(EARNINGS AND PENSIONS) ACT 2003

(ENTERPRISE MANAGEMENT INCENTIVE)

Note: Exercise of the option on an exit is only permitted to the extent the option has vested

CONTENTS

1 DEFINITIONS	1

2 GRANT OF OPTION	5

3 MANNER OF EXERCISE OF OPTIONS	6

4 TAKEOVERS AND LIQUIDATIONS	8

5 VARIATION OF SHARE CAPITAL	10

6 DISQUALIFYING EVENTS	10

7 FURTHER ASSURANCE	11

8 MISCELLANEOUS	11

OPTION AGREEMENT pursuant to Section 527 and Schedule 5 Income Tax (Earnings and Pensions) Act 2003

DATED         [DATE]

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED, company number C40465, a private limited company whose registered office is at 125/14, The Strand, Gzira, GZR 1027, Malta (the “Company”).

(2)	[NAME & ADDRESS] (the “Executive”),

RECITALS

(A)	The Executive is a key employee within the Group and is an Eligible Employee (as defined below).

(B)	The Option is desired to take effect as a “qualifying option” within the meaning of paragraph 1 of Schedule 5.

1	DEFINITIONS

1.1	In this agreement the following words and expressions shall have the following meanings:-

“Acquiring Company”

means a company which acquires shares in the capital of the Company pursuant to a Sale;

“Articles”

means the articles of association of the Company;

“Asset Sale”

means the disposal by any one or more members of the Group of assets (whether together with associated liabilities or otherwise and as part of an undertaking or otherwise) which represent 50% or more (by book value) of the consolidated gross assets of the Group at that time;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

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“Board”

means the board of directors of the Company or a duly constituted committee thereof;

“Business Day”

means any day other than a Saturday, Sunday or a day which, by law, is a bank or legal holiday in England. The Business Day shall be deemed to begin at 9am and end at 5pm London time;

“Date of Exercise”

means the date on which the Company receives both the written notice and any payment (if required) referred to in Clause 3.1;

“Disqualifying Event”

means an event defined as a disqualifying event in sections 534 to 536 of ITEPA;

“Disqualifying Event Exercise Period”

means the period of 40 days from the occurrence of a Disqualifying Event (as set out in section 532 of ITEPA) during which the Executive must exercise the option in order to benefit from the provisions relating to income tax set out in sections 529 to 531 of such Act;

“Disqualifying Event Tax Liability”

means the amount of employers’ national insurance contributions (or any similar social security contributions) that would, in the absence of agreement to the contrary, be payable by the Company or other member of the Group upon or as a result of the exercise of the Option;

“Eligible Employee”

means any individual who satisfies the requirements of Part 4 of Schedule 5;

“Exercise Price”

means the sum of €0.000149 per Option Share, adjusted if appropriate pursuant to Clause 5;

“Effective Date”

[DATE]

“Good Leaver”

means the Executive ceasing to be an employee of any member of the Group:

1.	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

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2.	due to dismissal of the Executive by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss;

3.	in circumstances where the Board determines (subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination) in its absolute discretion the Executive to be a Good Leaver;

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“HMRC”

means HM Revenue & Customs (or any other taxation authority in any other jurisdiction);

“Investor Director”

has the meaning given in the Articles;

“ITEPA”

means the Income Tax (Earnings and Pensions) Act 2003;

“Liquidation”

whether voluntary or compulsory, means the passing of a resolution for the winding-up of the Company;

“Listing”

means :

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the Financial Markets Act (Cap. 345 of the laws of Malta) as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relative Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

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“Market Value”

means on any day the market value of a Share determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 or, if the Shares are quoted on the Official List of the London Stock Exchange PLC, the average of the middle market quotations of a Share as derived from the Daily Official List for the three immediately preceding dealing days;

“Option”

means the right to acquire Shares granted under this agreement;

“Option Shares”

means the [AMOUNT] Shares which are the subject of the Option;

“Qualifying Company”

means a company which satisfies the requirements of part 3 of Schedule 5;

“Qualifying Option”

means an option to acquire Shares which at the time it was granted meets the requirements of Schedule 5 and of which notice is given (in the form required or authorised by HMRC) to HMRC within 92 days after the date on which it is granted;

“Qualifying Subsidiary”

has the meaning set out in paragraph 11 of Schedule 5;

“Sale”

means the completion of any transaction or series of transactions whereby any person or Connected Persons (as defined in the Articles) or group of persons Acting in Concert (as defined in the Articles) purchases or otherwise acquires or obtains more than 50 per cent. in nominal value of the A Ordinary Shares, B Ordinary Shares and C Ordinary Shares (as such terms are defined in the Articles) in issue from time to time, save that:

(a) it shall not constitute a Sale if a person or group of persons acquires more than 50 per cent. in nominal value of such A Ordinary Shares, B Ordinary Shares and C Ordinary Shares by virtue of a reduction in the Company’s share capital; and

(b) unless the Board (and the Investor Director) determine otherwise, it shall not constitute a Sale where the person or Connected Persons or group of persons referred to above are (in the reasonable opinion of the Board) Apax entities;

“Schedule 5”

means Schedule 5 to ITEPA;

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“Share”

means an ordinary “D1” share of €0.000149 in the capital of the Company (or such other nominal value as may be determined by the Company in general meeting from time to time) which satisfies the conditions specified in paragraph 35 of Schedule 5;

“Tax Liability”

the amount of income tax and/or social security contributions (or any similar taxes in a jurisdiction other than the United Kingdom) which the Company or other member of the Group or any other person would be required to account for to HMRC (a) as a consequence of the Executive exercising the Option or acquiring Shares pursuant to such exercise and (b) on any gain realised or deemed to have been realised by the Executive on the occurrence of a chargeable event (as defined in section 477 of ITEPA) in respect of that Option, but excluding all employers’ national insurance contributions that would, in the absence of agreement to the contrary, be payable by the Company or other member of the Group upon or as a result of the exercise of the Option.

1.2	So far as not inconsistent with the context:-

(i)	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

(ii)	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

(iii)	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this agreement.

(iv)	The headings to clauses of this agreement are for convenience only and have no legal effect.

2	GRANT OF OPTION

2.1	The Company hereby grants to the Executive the right, upon the terms and subject to the conditions of this agreement exercisable to the extent that the Option has vested in accordance with, and on the dates specified in, schedule 1, to purchase the Option Shares for the Exercise Price.

2.2	The Option is granted on the date of this agreement under the provisions of Schedule 5.

2.3	The Option may be exercised in whole or in part, and if exercised in part the Option shall remain exercisable in respect of the remaining Option Shares on the same terms hereof.

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2.4	The Option is personal to the Executive. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse forthwith. The Option may be surrendered at any time by the Executive.

2.5	Subject to this agreement an Option which has not lapsed may be exercised in whole or in part to the extent that it has vested in accordance with, and on the dates specified in, Schedule 1.

2.6	An Option shall lapse automatically in so far as it has not been exercised on the earliest of:-

2.6.1	the tenth anniversary of the date of this agreement;

2.6.2	twelve months after the date of the Executive’s death;

2.6.3	unless the Company otherwise decides (it being able to impose such conditions as it sees fit in the event that it exercises its discretion in this regard), 40 days after the Option has become exercisable in accordance with Clause 4;

2.6.4	the Executive being adjudicated bankrupt;

2.6.5	forthwith upon the Executive ceasing to be an Eligible Employee other than in circumstances where the employee is a Good Leaver;

2.6.6	the date falling 40 days after the Executive ceases to be an Eligible Employee in circumstances where the employee is a Good Leaver.

2.7	The Executive shall, no later than 80 days following the date of this agreement, execute a declaration to the effect that he meets the requirements of paragraph 27 of Schedule 5 in relation to the Option and if the Executive fails to do so the Board may in its discretion deem that the Option has never been granted.

3	MANNER OF EXERCISE OF OPTIONS

3.1	To the extent that the Option has vested pursuant to schedule 1, the Option shall be exercisable on the dates specified in schedule 1 (in whole or in part) by the Executive, or as the case may be his personal representatives, giving prior notice in writing to the Company specifying the number of Shares in respect of which (s)he wishes to exercise the Option accompanied by the appropriate payment of the total Exercise Price (save to the extent that the Executive has made other arrangements for the payment of the total Exercise Price which are satisfactory to the Company) and, if required by the Company, the Tax Liability due under Clause 3.4.

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3.2	Shares shall be issued pursuant to a notice of exercise within 30 days of the Date of Exercise.

3.3	Where the Option is exercised only in part the balance shall remain exercisable on the same terms as originally applied to the whole Option.

3.4	In the event that a Tax Liability becomes due on the exercise of the Option, the Option may not be exercised unless:-

3.4.1	the Company or other member of the Group is able to deduct an amount equal to the whole of the Tax Liability from the Executive’s net pay for the next pay period; or

3.4.2	the Executive has paid to the Company or other member of the Group an amount equal to the Tax Liability; or

3.4.3	the sum of the amount that the Executive has paid to the Company or other member of the Group in respect of the Company’s or other member of the Group’s obligation to satisfy the Tax Liability and the total amount that the Company or other member of the Group is able to deduct from the Executive’s net pay for the next pay period is equal to or more than the Tax Liability; or

3.4.4	the Executive authorises the Company or other member of the Group to withhold from the Option Shares (in respect of which a notice of exercise has been submitted in accordance with Clause 3.1) such number of shares as the Board considers necessary to dispose of in order to raise an amount equal to the Tax Liability; or

3.4.5	the Executive enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

3.5

The Executive shall at any time upon request to join in with the Company or any other member of the Group or any other person in making any election or notice reasonably required by the Company or other member of the Group or other person (as applicable) for the purpose of ensuring that the liability for all employer’s National Insurance Contributions (or any similar social security contributions) arising (a) as a consequence of the exercise of any Option or the acquisition of Shares pursuant to such exercise and (b) on any gain realised or deemed to have been realised by the Executive on the occurrence of a chargeable event (as defined in section 477 of ITEPA) in respect of that Option is assumed and borne solely by the Executive and treated for all purposes as a liability falling on the Executive instead of on the Company or other member of the Group or other person (as applicable) and in

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entering into any arrangements required by HMRC for securing that any liability so assumed is duly paid by the Executive. The Executive shall not be required to enter into any election or notice pursuant to this Clause in the event that he enters into such other arrangements with the Company, any member of the Group or any other person (as applicable) that are satisfactory to the Company, any member of the Group or any other person (as applicable) to discharge any liability referred to in this Clause.

3.6	The Executive agrees that if requested to do so by the Board he shall immediately upon exercise of the Option enter into an irrevocable joint election with his employing company pursuant to section 431 of ITEPA in a form specified by the Board that for the relevant tax purposes the market value of the Shares acquired is to be calculated as if the Shares were not restricted securities (as defined in section 423 of ITEPA) and sections 425 to 430 of ITEPA are not to apply to such Shares.

4	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS

4.1	Sale or Asset Sale

4.1.1	In the event that a Sale or an Asset Sale takes place, the Option may be exercised within 40 days of such Sale or Asset Sale (as applicable) occurring (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.1.2	In the event that the Board becomes aware that an offer has been made which, if completed, would lead to this Option becoming exerciseable under Clause 4.1.1 above, it may at its absolute discretion resolve that this Option becomes exercisable under clause 4.1.1 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) within such period as is determined by the Board (prior to any Sale or Asset Sale as mentioned in clause 4.1.1) and, in the event that the Option is not exercised during this period, it shall lapse in full at the end of such period (notwithstanding any other provision of this agreement).

4.2	Listing

4.2.1	An Option may be exercised on or following a Listing in accordance with Clause 4.2.2 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.2.2

As soon as the Board has become aware that firm negotiations have been entered into or firm proposals have been made for the Listing, the Board may notify the Executive that such negotiations or proposals have been entered

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into or made. Within one week of such notification, the Executive may exercise the Option (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1). The Board may specify in the notification that the exercise of the Option under this Clause 4.2.2 shall be conditional upon completion of the Listing (and for the purposes of this Clause 4.2, “completion” in relation to a Listing shall be the admission or granting of permission referred to in the definition of “Listing”) and in such a case, in the event that the Listing does not proceed, the notice of exercise shall be deemed never to have been served.

4.3	Exchange of Options

4.3.1	In the event that a Sale takes place, the Executive may at any time within six months of the Sale by agreement with the Acquiring Company release his rights under the Option (in this Clause referred to as “the old rights”) in consideration for the grant to him of rights (in this Clause referred to as “the new rights”) which are equivalent to the old rights but relate to shares in a different company.

4.3.2	The new rights referred to in Clause 4.3.1 above shall not be regarded for the purposes of this Clause 4 as equivalent to the old rights unless:-

4.3.2.1	the new rights are granted to the Executive by reason of his employment with the Acquiring Company or any of its 51% subsidiaries;

4.3.2.2	at the time of the release of the old rights the requirements of part 6 of Schedule 5 are met in relation to the new rights;

4.3.2.3	at that time:

4.3.2.3.1	the independence requirement in paragraph 9 of Schedule 5 and the trading activities requirement in paragraph 13 or 14 of Schedule 5 are met in relation to the Acquiring Company;

4.3.2.3.2	the Executive is an Eligible Employee in relation to the Acquiring Company;

4.3.2.3.3	the requirements of part 2 of Schedule 5 are met in relation to the new rights;

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4.3.2.4	the total Market Value of the Shares immediately before the release of the Executive’s old rights is substantially equivalent to the total Market Value of the shares (which are the subject of the new rights) immediately after the grant of the new rights to the Executive; and

4.3.2.5	the total amount payable by the Executive for the acquisition of shares in pursuance of the new rights is substantially equivalent to the total amount that would be payable for the acquisition of Shares in pursuance of the old rights.

4.4	Liquidation

4.4.1	If the Company passes an effective resolution for voluntary winding up of the Company, the Option may be exercised until the commencement of such winding up (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.5	Where any new rights are granted pursuant to this Clause 4 this agreement shall in relation to the new rights be construed as if references to the Company and to the Shares were references to the Acquiring Company or as the case may be to the company in whose shares the new rights relate and to the shares of the Acquiring Company or of the other company in whose shares the new rights relate.

5	VARIATION OF SHARE CAPITAL

5.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, the limit on the number of Shares available under the Option, the number and nominal amount of Shares subject to the Option and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted by the Company subject to the written confirmation by the Auditors that in their opinion such adjustment is fair and reasonable and to the prior agreement of HMRC PROVIDED THAT:-

5.1.1	the aggregate amount payable on the exercise of an Option in full is not increased; and

5.1.2	the Exercise Price for a Share is not reduced below its nominal value.

6	DISQUALIFYING EVENTS

6.1	In the event that the Company becomes aware of the occurrence of a Disqualifying Event, the Company shall as soon as is reasonably practicable following such occurrence use its reasonable endeavours to notify the Executive of such occurrence and the date such occurrence took place.

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6.2	In addition to the Tax Liability under Clause 3.4, the Executive shall also be liable for the Disqualifying Event Tax Liability in the event that the Executive exercises the option after the expiry of the Disqualifying Event Exercise Period where the Company had previously notified the Executive of a Disqualifying Event within 14 days of the commencement of the Disqualifying Event Exercise Period.

6.3	If the Executive is liable to pay the Disqualifying Event Tax Liability then the Executive shall at any time upon request join in with the Company or any other member of the Group or any other person in making any election or notice reasonably required by the Company, any other member of the Group or any other person (as applicable) for the purpose of ensuring that the liability for all employer’s national insurance contributions (or any similar social security contribution) arising on the exercise of any Option is assumed and borne solely by the Executive and treated for all purposes as a liability falling on the Executive instead of on the Company or other member of the Group or other person (as applicable) and in entering into any arrangements required by HMRC for securing that any liability so assumed is duly paid by the Executive. The Executive shall not be required to enter into any election or notice pursuant to this Clause in the event that he enters into such other arrangements with the Company, any member of the Group or any other person (as applicable) that are satisfactory to the Company, any member of the Group or any other person (as applicable) to discharge any liability referred to in this Clause.

7	FURTHER ASSURANCE

7.1	The Executive agrees and undertakes to do, sign and execute all such acts, deeds, documents or things as may be reasonably required by the Company for the purposes of ensuring that the Option remains a “Qualifying Option” within the meaning of Schedule 5 and to join with the Company or any other member of the Group in giving notice to HMRC as required in accordance with paragraph 44 of that Schedule.

8	MISCELLANEOUS

8.1	This agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided above none of the rights of the parties under this agreement may be assigned or transferred.

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8.2	Notwithstanding any other provision of this agreement:

8.2.1	this agreement shall not form part of any contract of employment between the Company or any other member of the Group and the Executive and the rights and obligations of the Executive under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this agreement and this agreement shall afford the Executive no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

8.2.2	this agreement shall not confer on the Executive any legal or equitable rights (other than those constituting the Option) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

8.2.3	the Executive shall not be entitled to any compensation or damages for any loss or potential loss which (s)he may suffer by reason of being unable to exercise the Option in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

8.3	Any notice, demand, proceeding or other communication to be given, made or served hereunder or by reference hereto shall be in writing and:

8.3.1	sent by first class prepaid or registered mail;

8.3.2	delivered personally; or

8.3.3	transmitted by telefacsimile (but not, for the avoidance of doubt, electronic mail), to the party to be served at the addresses hereinbefore given (or at such other address or addresses within the United Kingdom from time to time notified in writing by or on behalf of any such party or parties to the party serving the same).

8.4	Any such notice, demand, proceedings or other communication given, made or served pursuant to sub-clause 8.3 above shall be deemed to have been received and effectively served:-

8.4.1	upon the day of delivery or transmission if delivered by telefacsimile before the end of a Business Day; or

8.4.2	on the next following Business Day if sent by first class prepaid or registered mail or if transmitted by telefacsimile or delivered personally after the end of a Business Day or on any other day not being a Business Day.

8.5	This Deed constitutes the whole agreement between the parties hereto.

8.6	The Company and any other member of the Group shall make such disclosure of the grant of this Option to HMRC as may be required from time to time under Schedule 5 or otherwise.

8.7	The Executive shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. Neither the Company nor any or other member of the Group shall be responsible for any failure by the Executive to obtain any such consent or for any tax or other liability to which the Executive may become subject as a result of his exercise of the Option.

8.8	After exercise of the Option and transfer of the Option Shares, the Executive shall become bound by the provisions of the Articles of Association (as amended from time to time) of the Company (a copy of which is appended to and forms part of this agreement) and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles of Association.

8.9	This agreement may be unilaterally varied by the Board in such manner as the Board shall determine in order to ensure that the Option constitutes a Qualifying Option.

8.10	The Company and any other member of the Group may pass personal information about the Executive (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to third parties in connection with the administration of this Option or for the purpose of complying with any legal obligations.

8.11	This deed may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

8.12	A person who is not a party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that any person which is obliged to account for any Tax Liability (including any employer’s national insurance contributions or similar in any other jurisdiction other than the United Kingdom) shall be entitled to enforce clause 3. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

8.13	This agreement shall be interpreted and construed in accordance with the laws of England and Wales and any dispute arising in connection with this agreement will be brought before the Courts of England and Wales.

IN WITNESS whereof the parties have executed this Agreement as a Deed on the date set out above.

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY LIMITED	)
acting by:-	)
Director

Director/Secretary

EXECUTED AS A DEED by	)
[NAME]	)
in the presence of:-	)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

Schedule 1

Appendix: Articles of Association of the Company

MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

AND

[NAME]

INDIVIDUAL OPTION AGREEMENT

Note: Exercise of the option on an exit is only permitted to the extent the option has vested

CONTENTS

1 DEFINITIONS	1

2 GRANT OF OPTION	5

3 MANNER OF EXERCISE OF OPTIONS	7

4 TAKEOVERS AND LIQUIDATIONS	8

5 VARIATION OF SHARE CAPITAL	11

6 MISCELLANEOUS	12

OPTION AGREEMENT	DATED [DATE]

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED, company number C40465, a private limited company whose registered office is at 125/14, The Strand, Gzira, GZR 1027, Malta (the “Company”) and;

(2)	[NAME] of [UK ADDRESS] (the “Executive”).

RECITALS

(A)	The Executive is a key employee within the Group at the date of this agreement.

(B)	The Company wishes to grant to the Executive an option to acquire Shares (as defined in this agreement) upon and subject to the terms of this agreement.

1	DEFINITIONS

1.1	In this agreement the following words and expressions shall have the following meanings:-

“Acquiring Company”

means a company which acquires shares in the capital of the Company pursuant to a Sale;

“Articles”

means the articles of association of the Company;

“Asset Sale”

means the disposal by any one or more members of the Group of assets (whether together with associated liabilities or otherwise and as part of an undertaking or otherwise) which represent 50% or more (by book value) of the consolidated gross assets of the Group at that time;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

“Business Day”

means any day other than a Saturday, Sunday or a day which, by law, is a bank or legal holiday in England. The Business Day shall be deemed to begin at 9am and end at 5pm London time;

“Date of Exercise”

means the date on which the Company receives both the written notice and any payment (if required) referred to in Clause 3.1;

“Eligible Employee”

means any individual who is an employee of a member of the Group;

“Exercise Price”

means the sum of [AMOUNT] per Option Share, adjusted if appropriate pursuant to Clause 5;

“Effective Date”

[DATE]

“Good Leaver”

means the Executive ceasing to be an employee of any member of the Group:

1.	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

2.	due to dismissal of the Executive by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss;

3.	in circumstances where the Board determines (subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination) in its absolute discretion the Executive to be a Good Leaver;

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“HMRC”

means HM Revenue & Customs (or any other taxation authority in any other jurisdiction);

“Investor Director”

has the meaning given in the Articles;

“ITEPA”

means the Income Tax (Earnings and Pensions) Act 2003;

“Liquidation”

whether voluntary or compulsory, means the passing of a resolution for the winding-up of the Company;

“Listing”

means :

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the Financial Markets Act (Cap. 345 of the laws of Malta) as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relative Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

“Market Value”

means on any day the market value of a Share determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 or, if the Shares are quoted on the Official List of the London Stock Exchange PLC, the average of the middle market quotations of a Share as derived from the Daily Official List for the three immediately preceding dealing days;

“Option”

means the right to acquire Shares granted under this agreement;

“Option Shares”

means the [AMOUNT] Shares which are the subject of the Option;

“Sale”

means the completion of any transaction or series of transactions whereby any person or Connected Persons (as defined in the Articles) or group of persons Acting in Concert (as defined in the Articles) purchases or otherwise acquires or obtains more than 50 per cent. in nominal value of the A Ordinary Shares, B Ordinary Shares and C Ordinary Shares (as such terms are defined in the Articles) in issue from time to time, save that:

(a) it shall not constitute a Sale if a person or group of persons acquires more than 50 per cent. in nominal value of such A Ordinary Shares, B Ordinary Shares and C Ordinary Shares by virtue of a reduction in the Company’s share capital; and

(b) unless the Board (and the Investor Director) determine otherwise, it shall not constitute a Sale where the person or Connected Persons or group of persons referred to above are (in the reasonable opinion of the Board) Apax entities;

“Share”

means an ordinary “D1” share of €0.000149 in the capital of the Company (or such other nominal value as may be determined by the Company in general meeting from time to time) ;

“Tax Liability”

the amount of income tax and/or social security contributions (or any similar taxes in a jurisdiction other than the United Kingdom) which the Company or other member of the Group or any other person would be required to account for to HMRC (a) as a consequence of the Executive exercising the Option or acquiring Shares pursuant to such exercise and (b) on any gain realised or deemed to have been realised by the Executive on the occurrence of a chargeable event (as defined in section 477 of ITEPA) in respect of that Option, but excluding all employers’ national insurance contributions that would, in the absence of agreement to the contrary, be payable by the Company or other member of the Group upon or as a result of the exercise of the Option.

1.2	So far as not inconsistent with the context:-

(i)	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

(ii)	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

(iii)	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this agreement.

(iv)	The headings to clauses of this agreement are for convenience only and have no legal effect.

2	GRANT OF OPTION

2.1	The Company hereby grants to the Executive the right, upon the terms and subject to the conditions of this agreement exercisable to the extent that the Option has vested in accordance with, and on the dates specified in, schedule 1, to purchase the Option Shares for the Exercise Price.

2.2	The Option is granted on the Effective Date of this agreement.

2.3	The Option may be exercised in whole or in part, and if exercised in part the Option shall remain exercisable in respect of the remaining Option Shares on the same terms hereof.

2.4	The Option is personal to the Executive. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse forthwith. The Option may be surrendered at any time by the Executive.

2.5	Subject to this agreement an Option which has not lapsed may be exercised in whole or in part to the extent that it has vested in accordance with, and on the dates specified in, Schedule 1.

2.6	An Option shall lapse automatically in so far as it has not been exercised on the earliest of:-

2.6.1	the tenth anniversary of the date of this agreement;

2.6.2	twelve months after the date of the Executive’s death;

2.6.3	unless the Company otherwise decides (it being able to impose such conditions as it sees fit in the event that it exercises its discretion in this regard), 40 days after the Option has become exercisable in accordance with Clause 4;

2.6.4	the Executive being adjudicated bankrupt;

2.6.5	forthwith upon the Executive ceasing to be an Eligible Employee other than in circumstances where the employee is a Good Leaver;

2.6.6	the date falling 40 days after the Executive ceases to be an Eligible Employee in circumstances where the employee is a Good Leaver.

3	MANNER OF EXERCISE OF OPTIONS

3.1

To the extent that the Option has vested pursuant to schedule 1, the Option shall be exercisable on the dates specified in schedule 1 (in whole or in part) by the Executive, or as the case may be his personal representatives, giving prior notice in writing to the Company specifying the number of Shares in respect of which (s)he wishes to exercise the Option accompanied by the appropriate payment of the total Exercise Price (save to the extent that the Executive has made other arrangements for the payment of the total Exercise Price which are satisfactory to the Company) and, if required by the Company, the Tax Liability due under Clause 3.4.

3.2	Shares shall be issued pursuant to a notice of exercise within 30 days of the Date of Exercise.

3.3	Where the Option is exercised only in part the balance shall remain exercisable on the same terms as originally applied to the whole Option.

3.4	In the event that a Tax Liability becomes due on the exercise of the Option, the Option may not be exercised unless:-

3.4.1	the Company or other member of the Group is able to deduct an amount equal to the whole of the Tax Liability from the Executive’s net pay for the next pay period; or

3.4.2	the Executive has paid to the Company or other member of the Group an amount equal to the Tax Liability; or

3.4.3	the sum of the amount that the Executive has paid to the Company or other member of the Group in respect of the Company’s or other member of the Group’s obligation to satisfy the Tax Liability and the total amount that the Company or other member of the Group is able to deduct from the Executive’s net pay for the next pay period is equal to or more than the Tax Liability; or

3.4.4	the Executive enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

3.5

The Executive shall at any time upon request to join in with the Company or any other member of the Group or any other person in making any election or notice reasonably required by the Company or other member of the Group or other person (as applicable) for the purpose of ensuring that the liability for all employer’s National Insurance Contributions (or any similar social security contributions) arising (a) as a consequence of the exercise of any Option or the acquisition of Shares pursuant to such exercise and (b) on any gain realised or deemed to have been realised by the Executive on the occurrence of a chargeable event (as defined in section 477 of ITEPA) in respect of that Option is assumed and borne solely by the Executive and treated for all purposes as a liability falling on the Executive instead of on the Company or other member of the Group or other person (as applicable) and in entering into any arrangements required by HMRC for securing that any liability so assumed is duly paid by the Executive. The Executive shall not be required to enter into any election or notice pursuant to this Clause in the event that he enters into such other arrangements with the Company, any member of the Group or any other person (as applicable) that are satisfactory to the Company, any member of the Group or any other person (as applicable) to discharge any liability referred to in this Clause.

3.6	The Executive agrees that if requested to do so by the Board he shall immediately upon exercise of the Option enter into an irrevocable joint election with his employing company pursuant to section 431 of ITEPA in a form specified by the Board that for the relevant tax purposes the market value of the Shares acquired is to be calculated as if the Shares were not restricted securities (as defined in section 423 of ITEPA) and sections 425 to 430 of ITEPA are not to apply to such Shares.

3.7	The Executive indemnifies the Company and each member of the Group against any Tax Liability and shall (on request) also indemnify them (to the extent permitted by law) against any employer’s National Insurance Contributions (or similar social security contributions) arising in the circumstances referred to in Clause 3.5.

4	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS

4.1	Sale or Asset Sale

4.1.1	In the event that a Sale or an Asset Sale takes place, the Option may be exercised within 40 days of such Sale or Asset Sale (as applicable) occurring (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.1.2	In the event that the Board becomes aware that an offer has been made which, if completed, would lead to this Option becoming exerciseable under Clause 4.1.1 above, it may at its absolute discretion resolve that this Option becomes exercisable under clause 4.1.1 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) within such period as is determined by the Board (prior to any Sale or Asset Sale as mentioned in clause 4.1.1) and, in the event that the Option is not exercised during this period, it shall lapse in full at the end of such period (notwithstanding any other provision of this agreement).

4.2	Listing

4.2.1	An Option may be exercised on or following a Listing in accordance with Clause 4.2.2 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.2.2	As soon as the Board has become aware that firm negotiations have been entered into or firm proposals have been made for the Listing, the Board may notify the Executive that such negotiations or proposals have been entered into or made. Within one week of such notification, the Executive may exercise the Option (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1). The Board may specify in the notification that the exercise of the Option under this Clause 4.2.2 shall be conditional upon completion of the Listing (and for the purposes of this Clause 4.2, “completion” in relation to a Listing shall be the admission or granting of permission referred to in the definition of “Listing”) and in such a case, in the event that the Listing does not proceed, the notice of exercise shall be deemed never to have been served.

4.3	Exchange of Options

4.3.1	In the event that a Sale takes place, the Executive may at any time within six months of the Sale by agreement with the Acquiring Company release his rights under the Option (in this Clause referred to as “the old rights”) in consideration for the grant to him of rights (in this Clause referred to as “the new rights”) which are equivalent to the old rights but relate to shares in a different company.

4.3.2	The new rights referred to in Clause 4.3.1 above shall not be regarded for the purposes of this Clause 4 as equivalent to the old rights unless the new rights are granted to the Executive by reason of his employment with the Acquiring Company or any of its 51% subsidiaries;

4.3.2.1	the total Market Value of the Shares immediately before the release of the Executive’s old rights is substantially equivalent to the total Market Value of the shares (which are the subject of the new rights) immediately after the grant of the new rights to the Executive; and

4.3.2.2	the total amount payable by the Executive for the acquisition of shares in pursuance of the new rights is substantially equivalent to the total amount that would be payable for the acquisition of Shares in pursuance of the old rights.

4.4	Liquidation

4.4.1	If the Company passes an effective resolution for voluntary winding up of the Company, the Option may be exercised until the commencement of such winding up (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.5	Where any new rights are granted pursuant to this Clause 4 this agreement shall in relation to the new rights be construed as if references to the Company and to the Shares were references to the Acquiring Company or as the case may be to the company in whose shares the new rights relate and to the shares of the Acquiring Company or of the other company in whose shares the new rights relate.

5	VARIATION OF SHARE CAPITAL

5.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, the limit on the number of Shares available under the Option, the number, class and nominal amount of Shares subject to the Option (the definition of “Shares” being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted by the Company subject to the written confirmation by the Auditors that in their opinion such adjustment is fair and reasonable PROVIDED THAT:-

5.1.1	the aggregate amount payable on the exercise of an Option in full is not increased; and

5.1.2	the Exercise Price for a Share is not reduced below its nominal value.

6	MISCELLANEOUS

6.1	This agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided above none of the rights of the parties under this agreement may be assigned or transferred.

6.2	Notwithstanding any other provision of this agreement:

6.2.1	this agreement shall not form part of any contract of employment between the Company or any other member of the Group and the Executive and the rights and obligations of the Executive under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this agreement and this agreement shall afford the Executive no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

6.2.2	this agreement shall not confer on the Executive any legal or equitable rights (other than those constituting the Option) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

6.2.3	the Executive shall not be entitled to any compensation or damages for any loss or potential loss which (s) he may suffer by reason of being unable to exercise the Option in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

6.3	Any notice, demand, proceeding or other communication to be given, made or served hereunder or by reference hereto shall be in writing and:

6.3.1	sent by first class prepaid or registered mail;

6.3.2	delivered personally; or

6.3.3	transmitted by telefacsimile (but not, for the avoidance of doubt, electronic mail),

to the party to be served at the addresses hereinbefore given (or at such other address or addresses within the United Kingdom from time to time notified in writing by or on behalf of any such party or parties to the party serving the same).

6.4	Any such notice, demand, proceedings or other communication given, made or served pursuant to sub-clause 6.3 above shall be deemed to have been received and effectively served:-

6.4.1	upon the day of delivery or transmission if delivered by telefacsimile before the end of a Business Day; or

6.4.2	on the next following Business Day if sent by first class prepaid or registered mail or if transmitted by telefacsimile or delivered personally after the end of a Business Day or on any other day not being a Business Day.

6.5	This Deed constitutes the whole agreement between the parties hereto.

6.6	The Executive shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. Neither the Company nor any or other member of the Group shall be responsible for any failure by the Executive to obtain any such consent or for any tax or other liability to which the Executive may become subject as a result of his exercise of the Option.

6.7	After exercise of the Option and transfer of the Option Shares, the Executive shall become bound by the provisions of the Articles of Association (as amended from time to time) of the Company (a copy of which is appended to and forms part of this agreement) and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles of Association.

6.8	The Company and any other member of the Group may pass personal information about the Executive (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to third parties in connection with the administration of this Option or for the purpose of complying with any legal obligations.

6.9	This deed may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

6.10	A person who is not a party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that any person which is obliged to account for any Tax Liability (or any employer’s national insurance contributions or similar in any other jurisdiction other than the United Kingdom) shall be entitled to enforce clause 3. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

6.11	This agreement shall be interpreted and construed in accordance with the laws of England and Wales and any dispute arising in connection with this agreement will be brought before the Courts of England and Wales.

IN WITNESS whereof the parties have executed this Agreement as a Deed on the date set out above.

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY LIMITED	)
acting by:-)
Director

Director/Secretary

EXECUTED AS A DEED by	)
[NAME]	)
in the presence of:-)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

Schedule 1

General Vesting

For the purposes of this agreement:

1.	one quarter of the Option Shares shall vest 12 months after the Effective Date;

2.	a further one twelfth of the Option Shares shall vest 15 months after the Effective Date with an additional one twelfth vesting after each 3 month period thereafter (with the intent that 100% of the Option Shares will have vested 48 months after the Effective Date), and the Option shall be exercisable at any time after the date it has first vested (to the extent vested).

Notwithstanding any of the above:

(a)	no Option Shares shall vest after the date on which the Executive ceases to be employed by (or a director of) the Company or any member of the Group unless the Board (having obtained the consent of the Investor Director) determines otherwise; and

(b)	no Option Shares shall vest after the date of a Sale (save to the extent the Board, having obtained the consent of the Investor Director, determine otherwise).

Appendix: Articles of Association of the Company

MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

AND

[NAME]

INDIVIDUAL OPTION AGREEMENT

CONTENTS

1 DEFINITIONS	2
2 GRANT OF OPTION	6
3 MANNER OF EXERCISE OF OPTIONS	7
4 TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS	8
5 VARIATION OF SHARE CAPITAL	10
6 EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY	11
7 MARKET STANDOFF	13
8 MISCELLANEOUS	14

OPTION AGREEMENT DATED

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED, company number C40465, a private limited company whose registered office is at 125/14, The Strand, Gzira, GZR 1027, Malta (the “Company”) and;

(2)	[Name] of [Address] (the “Executive”).

RECITALS

(A)	The Executive is a key employee within the Group at the date of this agreement.

(B)	The Company wishes to grant to the Executive an option to acquire Shares (as defined in this agreement) upon and subject to the terms of this agreement.

1	DEFINITIONS

1.1	In this agreement the following words and expressions shall have the following meanings:-

“Acquiring Company”

means a company which acquires shares in the capital of the Company pursuant to a Sale;

“Articles”

means the articles of association of the Company in effect from time to time;

“Asset Sale”

means the disposal by any one or more members of the Group of assets (whether together with associated liabilities or otherwise and as part of an undertaking or otherwise) which represent 50% or more (by book value) of the consolidated gross assets of the Group at that time;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

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“Business Day”

means any day other than a Saturday, Sunday or a day which, by law, is a bank or legal holiday in England. The Business Day shall be deemed to begin at 9am and end at 5pm London time;

“Date of Exercise”

means the date on which the Company receives both the written notice and any payment (if required) referred to in Clause 3.1;

“Effective Date”

[Date];

“Eligible Employee”

means any individual who is an employee of a member of the Group;

“Exercise Price”

means the sum of [Price] per Option Share, adjusted if appropriate pursuant to Clause 5;

“Good Leaver”

means the Executive ceasing to be an employee of any member of the Group:

(a)	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

(b)	due to dismissal of the Executive by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss; or

(c)	in circumstances where the Board determines (subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination) in its absolute discretion the Executive to be a Good Leaver;

“Grant Date”

[Date];

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“HMRC”

means HM Revenue & Customs (or any other taxation or other authority in any other jurisdiction, as applicable);

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“Investor Director”

has the meaning given in the Articles;

“ITEPA”

means the Income Tax (Earnings and Pensions) Act 2003;

“Liquidation”

whether voluntary or compulsory, means the passing of a resolution for the winding-up of the Company;

“Listing”

means :

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the Financial Markets Act (Cap. 345 of the laws of Malta) as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relative Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

“Market Value”

means on any day the market value of a Share determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 or, if the Shares are quoted on the Official List of the London Stock Exchange PLC, the average of the middle market quotations of a Share as derived from the Daily Official List for the three immediately preceding dealing days;

“Option”

means the right to acquire Shares granted under this agreement;

“Option Shares”

means the [Shares] Shares which are the subject of the Option;

“Sale”

means the completion of any transaction or series of transactions whereby any person or Connected Persons (as defined in the Articles) or group of persons Acting in Concert (as defined in the Articles) purchases or otherwise acquires or obtains more than 50 per cent. in nominal value of the A Ordinary Shares, B Ordinary Shares and C

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Ordinary Shares (as such terms are defined in the Articles) or, following a Listing, more than 50 per cent. in nominal value of the Company’s equity share capital save that:

(a)	it shall not constitute a Sale if a person or group of persons acquires more than 50 per cent. in nominal value of such A Ordinary Shares, B Ordinary Shares and C Ordinary Shares or such equity share capital by virtue of a reduction in the Company’s share capital; and

(b)	unless the Board (and the Investor Director) determine otherwise, it shall not constitute a Sale where the person or Connected Persons or group of persons referred to above are (in the reasonable opinion of the Board) Apax entities; and

(c)	an Exchange (as defined in clause 6.1) in respect of which the Executive is requested (by the Company) to release his rights under this Agreement shall not constitute a Sale;

“Share”

means an ordinary “D1” share of [Price] in the capital of the Company (or such other nominal value as may be determined by the Company in general meeting from time to time) ;

“Tax Liability”

the amount of income tax and/or social security contributions (or any similar taxes in a jurisdiction other than the United Kingdom) which the Company or other member of the Group or any other person would be required to account for to HMRC (a) as a consequence of the Executive exercising the Option or acquiring Shares pursuant to such exercise and (b) on any gain realised or deemed to have been realised by the Executive in respect of that Option, but excluding all employers’ national insurance contributions (or any similar contribution in a jurisdiction other than the United Kingdom) that would, in the absence of agreement to the contrary, be payable by the Company or other member of the Group upon or as a result of the exercise of the Option.

1.2	So far as not inconsistent with the context:-

1.2.1	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

1.2.2	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

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1.2.3	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this agreement.

1.2.4	The headings to clauses of this agreement are for convenience only and have no legal effect.

2	GRANT OF OPTION

2.1	The Company hereby grants to the Executive the right, upon the terms and subject to the conditions of this agreement exercisable to the extent that the Option has vested in accordance with, and on the dates specified in, schedule 1, to purchase the Option Shares for the Exercise Price.

2.2	The Option is granted on the Grant Date.

2.3	The Option may be exercised in whole or in part, and if exercised in part the Option shall remain exercisable in respect of the remaining Option Shares on the same terms hereof.

2.4	The Option is personal to the Executive. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse forthwith. The Option may be surrendered at any time by the Executive.

2.5	Subject to this agreement an Option which has not lapsed may be exercised in whole or in part to the extent that it has vested in accordance with, and on the dates specified in, Schedule 1.

2.6	An Option shall lapse automatically in so far as it has not been exercised on the earliest of:-

2.6.1	the tenth anniversary of the Grant Date;

2.6.2	twelve months after the date of the Executive’s death;

2.6.3	unless the Company otherwise decides (it being able to impose such conditions as it sees fit in the event that it exercises its discretion in this regard), 40 days after the Option has become exercisable in accordance with Clause 4;

2.6.4	the Executive being adjudicated bankrupt by a court of law;

2.6.5	forthwith upon the Executive ceasing to be an Eligible Employee other than in circumstances where the employee is a Good Leaver;

2.6.6	the date falling 40 days after the Executive ceases to be an Eligible Employee in circumstances where the employee is a Good Leaver.

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3	MANNER OF EXERCISE OF OPTIONS

3.1	To the extent that the Option has vested pursuant to schedule 1, the Option shall be exercisable from the dates specified in schedule 1 (in whole or in part) by the Executive, or as the case may be his personal representatives, giving prior notice in writing to the Company specifying the number of Shares in respect of which (s)he wishes to exercise the Option accompanied by the appropriate payment of the total Exercise Price (save to the extent that the Executive has made other arrangements for the payment of the total Exercise Price which are satisfactory to the Company) and, if required by the Company, the Tax Liability due under Clause 3.4.

3.2	Shares shall be issued pursuant to a notice of exercise within 30 days of the Date of Exercise.

3.3	Where the Option is exercised only in part the balance shall remain exercisable on the same terms as originally applied to the whole Option.

3.4	In the event that a Tax Liability becomes due on the exercise of the Option, the Option may not be exercised unless:-

3.4.1	the Company or other member of the Group is able to deduct or, where possible, withhold, an amount equal to the whole of the Tax Liability from the Executive’s net pay for the next pay period; or

3.4.2	the Executive has paid to the Company or other member of the Group an amount equal to the Tax Liability; or

3.4.3	the sum of the amount that the Executive has paid to the Company or other member of the Group in respect of the Company’s or other member of the Group’s obligation to satisfy the Tax Liability and the total amount that the Company or other member of the Group is able to deduct from the Executive’s net pay for the next pay period is equal to or more than the Tax Liability; or

3.4.4	the Executive enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

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3.5	The Executive shall at any time upon request join in with the Company or any other member of the Group or any other person in making any election or notice reasonably required by the Company or other member of the Group or other person (as applicable) for the purpose of ensuring that (to the extent permitted by law) the liability for all employer’s National Insurance Contributions (or any similar social security contributions) arising (a) as a consequence of the exercise of any Option or the acquisition of Shares pursuant to such exercise and (b) on any gain realised or deemed to have been realised by the Executive in respect of that Option is assumed and borne solely by the Executive and treated for all purposes as a liability falling on the Executive instead of on the Company or other member of the Group or other person (as applicable) and in entering into any arrangements required by HMRC for securing that any liability so assumed is duly paid by the Executive. The Executive shall not be required to enter into any election or notice pursuant to this Clause in the event that he enters into such other arrangements with the Company, any member of the Group or any other person (as applicable) that are satisfactory to the Company, any member of the Group or any other person (as applicable) to discharge any liability referred to in this Clause.

3.6	The Executive agrees that if requested to do so by the Board he shall immediately upon exercise of the Option enter into an irrevocable joint election with his employing company pursuant to section 431 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) in a form specified by the Board that for the relevant tax purposes the market value of the Shares acquired is to be calculated as if the Shares were not restricted securities (as defined in section 423 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) and sections 425 to 430 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) are not to apply to such Shares.

3.7	The Executive hereby agrees to indemnify and hold the Company and each member of the Group harmless against any Tax Liability and shall (on request) also indemnify them (to the extent permitted by law) against any employer’s National Insurance Contributions (or similar social security contributions) arising in the circumstances referred to in Clause 3.5.

3.8	The Executive hereby agrees that if the Option is exercised prior to a Listing the Executive shall, as a condition of such exercise, enter into a Subscription Agreement in the form approved by the Board.

4	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS

4.1	Sale or Asset Sale

4.1.1	In the event that a Sale or an Asset Sale takes place, the Option may be exercised within 40 days of such Sale or Asset Sale (as applicable) occurring (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

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4.1.2	In the event that the Board becomes aware that an offer has been made which, if completed, would lead to this Option becoming exerciseable under Clause 4.1.1 above, it may at its absolute discretion resolve that this Option becomes exercisable under clause 4.1.1 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) within such period as is determined by the Board and notified to the Executive (prior to any Sale or Asset Sale as mentioned in clause 4.1.1) and, in the event that the Option is not exercised during this period, it shall lapse in full at the end of such period (notwithstanding any other provision of this agreement).

4.2	Listing

4.2.1	An Option may be exercised on or following a Listing in accordance with Clause 4.2.2 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.2.2	As soon as the Board has become aware that firm negotiations have been entered into or firm proposals have been made for the Listing, the Board may notify the Executive that such negotiations or proposals have been entered into or made. Within one week of such notification, the Executive may exercise the Option (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1). The Board may specify in the notification that the exercise of the Option under this Clause 4.2.2 shall be conditional upon completion of the Listing (and for the purposes of this Clause 4.2, “completion” in relation to a Listing shall be the admission or granting of permission referred to in the definition of “Listing”) and in such a case, in the event that the Listing does not proceed, the notice of exercise shall be deemed never to have been served.

4.3	Exchange of Options

4.3.1	In the event that a Sale takes place, the Executive may at any time within six months of the Sale by agreement with the Acquiring Company release his rights under the Option (in this Clause referred to as “the old rights”) in consideration for the grant to him of rights (in this Clause referred to as “the new rights”) which are equivalent to the old rights but relate to shares in a different company.

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4.3.2	The new rights referred to in Clause 4.3.1 above shall not be regarded for the purposes of this Clause 4 as equivalent to the old rights unless

4.3.2.1	the new rights are granted to the Executive by reason of his employment with the Acquiring Company or any of its 51% subsidiaries;

4.3.2.2	the total Market Value of the Shares immediately before the release of the Executive’s old rights is substantially equivalent to the total Market Value of the shares (which are the subject of the new rights) immediately after the grant of the new rights to the Executive; and

4.3.2.3	the total amount payable by the Executive for the acquisition of shares in pursuance of the new rights is substantially equivalent to the total amount that would be payable for the acquisition of Shares in pursuance of the old rights.

4.4	Liquidation

If the Company passes an extraordinary resolution for dissolution and consequential voluntary winding up of the Company, the Option may be exercised until the commencement of such winding up (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.5	Where any new rights are granted pursuant to this Clause 4 this agreement shall in relation to the new rights be construed as if references to the Company and to the Shares were references to the Acquiring Company or as the case may be to the company in whose shares the new rights relate and to the shares of the Acquiring Company or of the other company in whose shares the new rights relate.

5	VARIATION OF SHARE CAPITAL

5.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, or if any of the shares in the Company are to be converted to shares of another class pursuant to the provisions of the Articles, the limit on the number of Shares available under the Option, the number, class and nominal amount of Shares subject to the Option (the definition of “Shares” being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted in such manner as the Board considers reasonable PROVIDED THAT:-

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5.1.1	the aggregate amount payable on the exercise of an Option in full is not increased (subject to clause 5.1.2); and

5.1.2	the Exercise Price for a Share is not reduced below its nominal value.

6	EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY

6.1	If the Company is or is to be the subject of a transaction whereby all or substantially all of the issued share capital of the Company is or is to be exchanged for issued share capital in another company or body corporate, wherever incorporated, (the “New Company”) with the result that (in the reasonable opinion of the Board) the beneficial ownership of the issued share capital in the New Company is (or is to be) substantially the same as the beneficial ownership of the issued share capital in the Company immediately prior to such transaction (the “Exchange”), the Executive shall (if so requested by the Company) release his rights (including his right to subscribe for Shares) under this Agreement (the “Old Option”) in consideration for the grant to him of equivalent rights granted by the New Company (including a right to subscribe for shares in the New Company) (the “New Option”). The determination of such equivalence shall be made in the sole discretion of the Board whose decision shall be final and binding.

6.2	The New Option shall be on terms and conditions that are (in the opinion of the Board) equivalent to the terms and conditions of this Agreement save that where a provision in this Agreement refers to the Company the corresponding provision in the agreement governing the New Option shall instead refer to the New Company, provided that:

6.2.1	the number (and class) of shares in the New Company subject to the New Option may be different to the number (and class) of Shares subject to the Old Option, provided that (in the opinion of the Board) there shall be no material enlargement or dilution of the Executive’s interest; and

6.2.2	the exercise price payable per share of the New Company under the New Option may be different to the Exercise Price per Share under the Old Option, provided that (i) the exercise price per share of the New Company under the New Option shall be at least the nominal value of such share and (ii) the aggregate exercise price for all of the shares of the New Company subject to the New Option immediately after the Exchange shall be substantially equivalent to the aggregate Exercise Price of all of the Shares subject to the Old Option immediately prior to the Exchange.

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6.3	The Executive hereby irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this Agreement and irrevocably authorises the Attorney (on the Executive’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the release of the Old Option and grant of the New Option in connection with the Exchange.

6.4	The Executive hereby authorises the Attorney to:

6.4.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

6.4.2	appoint one or more persons to act as substitute attorney for the Executive and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 6.3 or otherwise) or the revocation of the said mandate given to the Attorney.

6.5	The Executive undertakes:

6.5.1	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney; and

6.5.2	to indemnify each Attorney against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

6.6	The Executive declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

6.7	The Executive agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the Executive and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

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6.8	The Board shall notify the Executive as soon as reasonably practicable following the Exchange of the release of the Old Option and the grant of the New Option.

7	MARKET STANDOFF

7.1	The Executive agrees that in the event of a Listing, with respect to any Shares acquired by the Executive pursuant to the exercise of the Option, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of shares in the Company (determined on an as-converted basis immediately prior to Listing), the Executive will not, if requested by the managing underwriter(s) in the initial underwritten sale of shares of the Company to the public (“Listed Shares”) pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Listed Shares or securities convertible into Listed Shares, except for: (i) transfers of shares permitted under Clause 7.2 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Clause 7.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this clause and to impose stop transfer instructions with respect to the shares until the end of such period. The Executive further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

7.2

The following transfers will be exempt from Clause 7.1: (i) the transfer of any or all of the shares during the Executive’s lifetime by gift or on the Executive’s death by will or intestacy to any member(s) of Executive’s “Immediate Family” (as defined below) or to a trust for the benefit of the Executive and/or member(s) of the Executive’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of Clause 7.1 will continue to apply to the transferred shares in the hands of such transferee or other

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recipient. As used herein, the term “Immediate Family” will mean the Executive’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Executive or the Executive’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither is married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they have resided together in the same residence for the last twelve (12) months and intend to do so indefinitely.

8	MISCELLANEOUS

8.1	This agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided above none of the rights of the parties under this agreement may be assigned or transferred.

8.2	Notwithstanding any other provision of this agreement:

8.2.1	this agreement shall not form part of any contract of employment between the Company or any other member of the Group and the Executive and the rights and obligations of the Executive under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this agreement and this agreement shall afford the Executive no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

8.2.2	this agreement shall not confer on the Executive any legal or equitable rights (other than those constituting the Option) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

8.2.3	the Executive shall not be entitled to any compensation or damages for any loss or potential loss which (s)he may suffer by reason of being unable to exercise the Option in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

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8.3	Any notice, demand, proceeding or other communication to be given, made or served hereunder or by reference hereto shall be in writing and:

8.3.1	sent by first class prepaid or registered mail;

8.3.2	delivered personally; or

8.3.3	transmitted by telefacsimile (but not, for the avoidance of doubt, electronic mail),

to the party to be served at the addresses hereinbefore given (or at such other address or addresses within the United Kingdom (or such other jurisdiction in which the party resides) from time to time notified in writing by or on behalf of any such party or parties to the party serving the same).

8.4	Any such notice, demand, proceedings or other communication given, made or served pursuant to sub-clause 8.3 above shall be deemed to have been received and effectively served:-

8.4.1	upon the day of delivery or transmission if delivered by telefacsimile before the end of a Business Day; or

8.4.2	on the next following Business Day if sent by first class prepaid or registered mail or if transmitted by telefacsimile or delivered personally after the end of a Business Day or on any other day not being a Business Day.

8.5	This Deed constitutes the whole agreement between the parties hereto. The Executive agrees that in entering into this Deed he does not rely on, and shall have no remedy in respect of, any statement, representation, warranty or understanding other than as set out in this Deed. The only remedy available to the Executive in respect of any such statement, representation, warranty or understanding shall be for breach of contract under the terms of this Deed. Nothing in this sub-clause shall operate to exclude liability for fraud.

8.6	The Executive shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. Neither the Company nor any or other member of the Group shall be responsible for any failure by the Executive to obtain any such consent or for any tax or other liability to which the Executive may become subject as a result of his exercise of the Option.

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8.7	After exercise of the Option and transfer of the Option Shares, the Executive shall become bound by the provisions of the Articles of Association (as amended from time to time) of the Company (a copy of which is appended to and forms part of this agreement) and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles of Association.

8.8	The Executive consents that the Company shall collect and process his/her personal data for the purposes set out in this agreement and in terms of the Data Protection Act (Cap. 440 of the Laws of Malta) or similar laws in other applicable jurisdictions. The Executive further consents to the processing and release of the information contained herein by the Company (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to any other members of the Group or any third parties in connection with the administration of this Option or for the purpose of complying with any legal obligations. To the extent required by law, the Executive has the right to access data which the Company holds about him, and, where applicable, the right to ask for a rectification or erasure of such data.

8.9	This deed may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

8.10	A person who is not a party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that any person which is obliged to account for any Tax Liability (or any employer’s national insurance contributions or similar in any other jurisdiction other than the United Kingdom) shall be entitled to enforce clause 3. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

8.11	This agreement shall be interpreted and construed in accordance with the laws of England and Wales and any dispute arising in connection with this agreement will be brought before the Courts of England and Wales.

IN WITNESS whereof the parties have executed this Agreement as a Deed on the date set out above.

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EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY LIMITED	)
acting by a director in the presence	)
of a witness:-)		________________________________
Director

Witness’ Signature:	________________________________

Witness’ Name:	________________________________

Witness’ Address:	________________________________

Witness’ Occupation:	________________________________

EXECUTED AS A DEED by	)
[NAME]	)	________________________________
in the presence of:-)

Witness’ Signature:	________________________________

Witness’ Name:	________________________________

Witness’ Address:	________________________________

Witness’ Occupation:	________________________________

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Schedule 1

General Vesting

For the purposes of this agreement:

[Vesting Schedule]

and the Option shall be exercisable at any time after the date it has first vested (to the extent vested).

Notwithstanding any of the above:

(a)	no Option Shares shall vest after the date on which the Executive ceases to be employed by (or a director of) the Company or any member of the Group unless the Board (having obtained the consent of the Investor Director) determines otherwise; and

(b)	no Option Shares shall vest after the date of a Sale (save to the extent the Board, having obtained the consent of the Investor Director, determine otherwise);

and the Option shall lapse immediately with respect to those Option Shares that shall not vest.

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Appendix: Articles of Association of the Company

19

MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C.

AND

[—]

INDIVIDUAL OPTION AGREEMENT

(Europe & Rest-of-World)

CONTENTS

1	DEFINITIONS	3

2	GRANT OF OPTION	7

3	MANNER OF EXERCISE OF OPTIONS	8

4	TAXATION MATTERS	9

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS	9

6	VARIATION OF SHARE CAPITAL	11

7	EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY	12

8	POWER OF ATTORNEY	13

9	MARKET STANDOFF	15

10	MISCELLANEOUS	16

2

OPTION AGREEMENT DATE [—]

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St Julian’s, STJ 3140, Malta (the “Company”) and;

(2)	[—] of [—] (the “Executive”).

RECITALS

(A)	The Executive is a key employee and/or director within the Group at the date of this agreement.

(B)	The Company wishes to grant to the Executive an option to acquire Shares (as defined in this agreement) upon and subject to the terms of this agreement.

1	DEFINITIONS

1.1	In this agreement the following words and expressions shall have the following meanings and, unless the context requires otherwise (or the term is otherwise defined herein) the terms defined in the Articles shall have the same meanings in this agreement:

“Acquiring Company”

means a company which acquires shares in the capital of the Company pursuant to a Sale;

“Articles”

means the articles of association of the Company in effect from time to time;

“Asset Sale”

means the disposal by any one or more members of the Group of assets (whether together with associated liabilities or otherwise and as part of an undertaking or otherwise) which represent 50% or more (by book value) of the consolidated gross assets of the Group at that time but excluding any such disposal to another member of the Group;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

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“Board”

means the board of directors of the Company or a duly constituted committee thereof;

“Date of Exercise”

means the date on which the Company receives both the written notice and any payment (if required) referred to in Clause 3.1;

“Dealing Code”

means any code or regulations adopted by any relevant listing authority or stock exchange which restricts dealings in securities issued by the Company and/or such other rules and regulations adopted by the Company which govern dealing in Shares, interests in Shares, options or rights over Shares or interests in Shares;

“Effective Date”

[—];

“Eligible Person”

means any individual who is an employee or director of a member of the Group;

“Exercise Price”

means the sum of [—] per Option Share, adjusted if appropriate pursuant to Clause 6;

“Good Leaver”

means the Executive ceasing to be an employee and/or director of any member of the Group:

(a)	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

(b)	due to dismissal of the Executive by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss or, if the Executive is located in Romania (in which case the foregoing provisions of this paragraph (b) shall not apply), due to dismissal of the Executive by the Company or any member of the Group due to reasons not related to the Executive’s fault; or

(c)	in circumstances where the Board determines (subject to the Investor Director voting in favour of such determination) in its absolute discretion the Executive to be a Good Leaver;

“Grant Date”

[—];

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“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“HMRC”

means HM Revenue & Customs (or any other taxation or other authority in any other jurisdiction, as applicable);

“Investor Director”

has the meaning given in the Articles;

“ITEPA”

means the Income Tax (Earnings and Pensions) Act 2003;

“Liquidation”

whether voluntary or compulsory, means the passing of a resolution for the winding-up of the Company;

“Listing”

means:

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the Financial Markets Act (Cap. 345 of the laws of Malta) as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relevant Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

“Market Value”

means on any day the market value of a Share determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 or, if the Shares are quoted on the official list of a Recognized Investment Exchange, the average of the middle market quotations of a Share as derived from the relevant Official List for the three immediately preceding dealing days;

“Option”

means the right to acquire Shares granted under this agreement;

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“Option Shares”

means the [—] Shares which are the subject of the Option;

“Sale”

has the meaning given in the Articles, save that unless the Board (and the Investor Director) determine otherwise, it shall not constitute a Sale where the person (or Connected Persons or group of persons Acting in Concert (as defined in the Articles)) acquiring or obtaining shares in the circumstances giving rise to the “Sale” are (in the reasonable opinion of the Board) Apax entities;

“Share”

means a D1 Ordinary Share of €0.000149 in the capital of the Company (or such other nominal value as may be determined by the Company in general meeting from time to time);

“Tax Liability”

the amount of income tax, withholding tax and/or employee social security contributions (or any similar taxes in a jurisdiction other than the United Kingdom) which the Company or other member of the Group would be required to account for to HMRC (a) as a consequence of the Executive exercising the Option or acquiring Shares pursuant to such exercise and/or (b) on any gain realised or deemed to have been realised by the Executive in respect of the Option or the Option Shares, provided that employer’s national insurance contributions (or similar contributions in a jurisdiction other than the United Kingdom) shall not constitute Tax Liabilities and such amounts shall be payable by the Company or other member of the Group.

1.2	So far as not inconsistent with the context:-

1.2.1	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

1.2.2	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

1.2.3	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this agreement.

1.2.4	The headings to clauses of this agreement are for convenience only and have no legal effect.

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2	GRANT OF OPTION

2.1	The Company hereby grants to the Executive the right, upon the terms and subject to the conditions of this agreement, exercisable to the extent that the Option has vested in accordance with, and on the dates specified in, Schedule 1, to purchase the Option Shares for the Exercise Price.

2.2	The Option is granted on the Grant Date.

2.3	The Option may be exercised in whole or in part, and if exercised in part the Option shall remain exercisable in respect of the remaining Option Shares on the same terms hereof. Notwithstanding the foregoing, from and following a Listing the Option may not be exercised at any time when such exercise is prohibited by any Dealing Code.

2.4	The Option is personal to the Executive. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse forthwith. The Option may be surrendered at any time by the Executive.

2.5	The Option shall lapse automatically (in so far as it has not been exercised) on the earliest of:-

2.5.1	the tenth anniversary of the Grant Date;

2.5.2	the date on which it lapses under Clause 2.4;

2.5.3	unless the Company otherwise decides (it being able to impose such conditions as it sees fit in the event that it exercises its discretion in this regard), 40 calendar days after the Option has become exercisable in accordance with Clause 5 (but excluding Clause 5.2);

2.5.4	the Executive being adjudicated bankrupt by a court of law;

2.5.5	forthwith upon the Executive ceasing to be an Eligible Person other than in circumstances where the Executive is a Good Leaver;

2.5.6	the date falling 90 calendar days after the Executive ceases to be an Eligible Person in circumstances where the Executive is a Good Leaver (or such longer period as the Board, having obtained the consent of the Investor Director, may determine in its absolute discretion); and

2.5.7	unless the Board determines otherwise, on completion of any Exchange if the Executive has not entered into an agreement for the grant of a New Option in accordance with Clause 7.

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3	MANNER OF EXERCISE OF OPTIONS

3.1	To the extent that the Option has become exercisable pursuant to this agreement, the Option may be exercised (in whole or in part) by the Executive, or as the case may be his personal representatives, giving prior notice in writing to the Company specifying the number of Shares in respect of which he wishes to exercise the Option accompanied by:

3.1.1	the payment of the total Exercise Price due in respect of the number of Shares specified in the exercise notice, save to the extent that the Executive has made other arrangements for the payment of the total Exercise Price (such as, after Listing, the Executive selling sufficient number of the Shares as generates proceeds to pay the Exercise Price and using those proceeds to satisfy the same) which are satisfactory to the Company or the Company permits the cashless exercise of the Option pursuant to Clause 3.5; and

3.1.2	if required by the Company, the amount due under Clause 4 in respect of any Tax Liability.

3.2	Where the Option has been properly exercised, the Shares in respect of which the Option has been exercised shall be issued or transferred pursuant to a notice of exercise within 30 calendar days of the Date of Exercise. Where any Dealing Code prohibits the issue or transfer of the relevant Shares during such 30 day period, such 30 day period shall be extended by the number of days (plus three further days) during which the prohibition applies.

3.3	Where the Option is exercised only in part the balance shall remain exercisable on the same terms as originally applied to the whole Option.

3.4	The Executive hereby agrees that if the Option is exercised prior to a Listing the Executive shall, as a condition of such exercise, enter into a subscription agreement in respect of the Option Shares (the “Subscription Agreement”) and a deed of adherence to a shareholders agreement, each in the form approved by the Board.

3.5	Notwithstanding any other provision of this agreement, if the Executive serves a valid exercise notice and, as a result, the Company is obliged to issue or transfer a number of Shares to the Executive in exchange for the payment of a corresponding Exercise Price then the Company shall, at its sole discretion and subject always to applicable law, be entitled to satisfy that obligation by issuing, transferring or procuring the transfer to the Executive (at no cost to the Executive or at a cost which reflects only the nominal value of the relevant Shares) such reduced number of Shares as will (in the opinion of the Board) deliver equivalent value to the Executive.

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4	TAXATION MATTERS

4.1	In the event that a Tax Liability becomes due on the exercise of the Option, the Option may not be exercised unless:-

4.1.1	the Company or other member of the Group is able to deduct or, where possible, withhold, an amount equal to the whole of the Tax Liability from the Executive’s net pay for the next pay period; or

4.1.2	the Executive has paid to the Company or other member of the Group an amount equal to the Tax Liability; or

4.1.3	the sum of the amount that the Executive has paid to the Company or other member of the Group in respect of the Company’s or other member of the Group’s obligation to satisfy the Tax Liability and the total amount that the Company or other member of the Group is able to deduct from the Executive’s net pay for the next pay period is equal to or more than the Tax Liability; or

4.1.4	the Executive enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

4.2	The Executive agrees that if requested to do so by the Board he shall immediately upon exercise of the Option enter into an irrevocable joint election with his employing company (or the company of which he is a director) pursuant to section 431 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) in a form specified by the Board that for the relevant tax purposes the market value of the Shares acquired is to be calculated as if the Shares were not restricted securities (as defined in section 423 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) and sections 425 to 430 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) are not to apply to such Shares.

4.3	The Executive hereby agrees to indemnify and hold the Company and each member of the Group harmless against any Tax Liability.

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS

5.1	Sale or Asset Sale

5.1.1	In the event that a Sale or an Asset Sale takes place, the Option may be exercised within 40 calendar days of such Sale or Asset Sale (as applicable) occurring (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1).

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5.1.2	In the event that the Board becomes aware that an offer has been made which, if completed, would lead to this Option becoming exercisable under Clause 5.1.1, it may at its absolute discretion resolve that this Option becomes exercisable under Clause 5.1.1 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1) within such period as is determined by the Board and notified to the Executive (prior to any Sale or Asset Sale as mentioned in Clause 5.1.1) and, in the event that the Option is not exercised during this period, it shall lapse in full at the end of such period (notwithstanding any other provision of this agreement).

5.2	Listing

5.2.1	An Option may be exercised on or following a Listing in accordance with Clause 5.2.2 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1).

5.2.2	As soon as the Board has become aware that firm negotiations have been entered into or firm proposals have been made for the Listing, the Board may notify the Executive that such negotiations or proposals have been entered into or made. Within one week of such notification, the Executive may exercise the Option (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1). The Board may specify in the notification that the exercise of the Option under this Clause 5.2.2 shall be conditional upon completion of the Listing (and for the purposes of this Clause 5.2, “completion” in relation to a Listing shall be the admission or granting of permission referred to in the definition of “Listing”) and in such a case, in the event that the Listing does not proceed, the notice of exercise shall be deemed never to have been served.

5.3	Exchange of Options

5.3.1	In the event that a Sale takes place, the Executive may at any time within six months of the Sale by agreement with the Acquiring Company release his rights under the Option (in this clause referred to as “the old rights”) in consideration for the grant to him of rights (in this clause referred to as “the new rights”) which are equivalent to the old rights but relate to shares in a different company.

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5.3.2	The new rights referred to in Clause 5.3.1 above shall not be regarded for the purposes of this Clause 5 as equivalent to the old rights unless:

5.3.2.1	the new rights are granted to the Executive by reason of his employment with the Acquiring Company or any of its 51% subsidiaries;

5.3.2.2	the total Market Value of the Shares which are the subject of the Option immediately before the release of the Executive’s old rights is substantially equivalent to the total Market Value of the shares (which are the subject of the new rights) immediately after the grant of the new rights to the Executive; and

5.3.2.3	the total amount payable by the Executive for the acquisition of shares in pursuance of the new rights is substantially equivalent to the total amount that would be payable for the acquisition of Shares in pursuance of the old rights.

5.3.3	Where any new rights are granted pursuant to this Clause 5.3 this agreement shall in relation to the new rights be construed as if references to the Company and to the Shares were references to the Acquiring Company or as the case may be to the company in whose shares the new rights relate and to the shares of the Acquiring Company or of the other company in whose shares the new rights relate.

5.4	Liquidation

If the Company passes an extraordinary resolution for dissolution and consequential voluntary winding up of the Company, the Option may be exercised until the commencement of such winding up (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1) at the expiry of which period it shall lapse.

6	VARIATION OF SHARE CAPITAL

6.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, or if any of the shares in the Company are to be converted to shares of another class pursuant to the provisions of the Articles (including, but not limited to, a conversion of D1 Ordinary Shares into A Ordinary Shares and/or Deferred Shares (as defined in the Articles) immediately prior to a Listing), the limit on the number of Shares available under the Option, the number, class and nominal amount of Shares subject to the Option (the definition of “Shares” being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted in such manner as the Board considers reasonable PROVIDED THAT:-

11

6.1.1	the aggregate amount payable on the exercise of an Option in full is not increased (subject to Clause 6.1.2); and

6.1.2	the Exercise Price for a Share is not reduced below its nominal value.

7	EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY

7.1	If the Company is or is to be the subject of a transaction whereby all or substantially all of the issued share capital of the Company is or is to be exchanged for issued share capital in another company or body corporate wherever incorporated, (the “New Company”) with the result that (in the reasonable opinion of the Board) the beneficial ownership of the issued share capital in the New Company is (or is to be) substantially the same as the beneficial ownership of the issued share capital in the Company immediately prior to such transaction (the “Exchange”), the Executive shall (if so requested by the Company) release his rights (including his right to acquire Shares) under this agreement (the “Old Option”) in consideration for the grant to him of equivalent rights granted by the New Company (including a right to acquire shares in the New Company) (the “New Option”). The determination of such equivalence shall be made in the sole discretion of the Board whose decision shall be final and binding.

7.2	The New Option shall be on terms and conditions that are (in the opinion of the Board) equivalent to the terms and conditions of this agreement save that where a provision in this agreement refers to the Company the corresponding provision in the agreement governing the New Option (the “New Option Agreement”) shall (unless the Board considers the context requires otherwise) instead refer to the New Company, provided that:

7.2.1	the number (and class) of shares in the New Company subject to the New Option may be different to the number (and class) of Shares subject to the Old Option, provided that (in the opinion of the Board) there shall be no material enlargement or dilution of the Executive’s interest; and

7.2.2	the exercise price payable per share of the New Company under the New Option may be different to the Exercise Price per Share under the Old Option, provided that (i) the exercise price per share of the New Company under the New Option shall be at least the nominal value of such share and (ii) the aggregate exercise price for all of the shares of the New Company subject to the New Option immediately after the Exchange shall be substantially equivalent to the aggregate Exercise Price of all of the Shares subject to the Old Option immediately prior to the Exchange.

12

7.3	The New Option Agreement may take account of any other matters (such as, without limitation, variations between the Articles and the constitutional documents governing the corporation or company in which the New Shares are issued and in the case of the corporation or company being incorporated in another jurisdiction, differences between the laws of Malta and the laws applicable to such company or corporations) that the Board considers necessary or desirable to give effect to the commercial intention of the arrangement envisaged by this agreement.

8	POWER OF ATTORNEY

8.1	The Executive:

8.1.1	hereby irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this agreement or any New Option Agreement and irrevocably authorises the Attorney (on the Executive’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the terms of this agreement, the New Option Agreement, the terms of the Articles (or the articles of association of the New Company) or the release of the Old Option and grant of the New Option in connection with the Exchange. Every attorney that may be appointed by virtue of this clause shall be considered to act singly as the true and lawful attorney of the Executive with full power of substitution as specified herein;

8.1.2	agrees that the Attorney may in his name or otherwise on the Executive’s behalf:

8.1.2.1	execute any New Option Agreement on the Executive’s behalf; and/or

8.1.2.2	approve any alteration to this agreement or the New Option Agreement pursuant to Clause 6 (or equivalent provisions of the New Option Agreement).

8.2	The Executive hereby authorises the Attorney to:

8.2.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

13

8.2.2	appoint one or more persons to act as substitute attorney for the Executive and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 8.1 or otherwise) or the revocation of the said mandate given to the Attorney.

8.3	The Executive undertakes:

8.3.1	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

8.3.2	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

8.4	The Executive declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact. The Attorney is expressly authorised to act under this Power of Attorney.

8.5	The Executive agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, gross negligence or wilful misconduct).

8.6	The Executive agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the Executive and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

14

8.7	The Board shall notify the Executive as soon as reasonably practicable following an Exchange of the release of the Old Option and the grant of the New Option or of any pre-Listing restructuring, reconstruction or amalgamation involving the share capital of the Company or New Company. Notwithstanding such release the power of attorney granted under this Clause 8 shall remain valid, binding and in existence.

9	MARKET STANDOFF

9.1	The Executive agrees that in the event of a Listing, with respect to any Shares acquired by the Executive pursuant to the exercise of the Option, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of shares in the Company (determined on an as-converted basis immediately prior to Listing), the Executive will not, if requested by the managing underwriter(s) in the initial underwritten sale of shares of the Company to the public (“Listed Shares”) pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) calendar days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Listed Shares or securities convertible into Listed Shares, except for: (i) transfers of Shares permitted under Clause 9.2 so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Clause 9.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this clause and to impose stop transfer instructions with respect to the Shares until the end of such period. The Executive further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

9.2

The following transfers will be exempt from Clause 9.1: (i) the transfer of any or all of the Shares during the Executive’s lifetime by gift or on the Executive’s death by will or intestacy to any member(s) of the Executive’s “Immediate Family” (as defined below) or (ii) to a trust for the benefit of the Executive and/or member(s) of the Executive’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of Clause 9.1 will continue to apply to the transferred Shares in the hands of such transferee or other

15

recipient. The term “Immediate Family” means the Executive’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Executive or the Executive’s spouse, or the spouse of any of the above or Spousal Equivalent. A person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither is married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they have resided together in the same residence for the last twelve (12) months and intend to do so indefinitely.

10	MISCELLANEOUS

10.1	The terms of this agreement shall in all respects be administered by the Board, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the Board shall be final and binding upon all persons.

10.2	Subject to Clause 8, the Board may at any time and from time to time make any alterations to this agreement which it thinks fit provided that:

10.2.1	any alteration to this agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group member or the Executive, may be made without the consent of the Executive; and

10.2.2	(subject to Clause 10.2.1) no alteration which would materially and unfairly increase the liability of the Executive or materially and unfairly decrease the value of his subsisting rights under this agreement shall be made without the Executive’s prior written consent.

10.3	Subject to Clause 10.2 and Clause 8, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

16

10.4	This agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided herein none of the rights of the parties under this Agreement may be assigned or transferred.

10.5	Notwithstanding any other provision of this agreement:

10.5.1	this agreement shall not form part of any contract of employment or office between the Company or any other member of the Group and the Executive and the rights and obligations of the Executive under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this agreement and this agreement shall afford the Executive no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever;

10.5.2	this agreement shall not confer on the Executive any legal or equitable rights (other than those constituting the Option) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

10.5.3	the Executive shall not be entitled to any compensation or damages for any loss or potential loss which he may suffer by reason of being unable to exercise the Option in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

10.6	Any notice or other communication under or in connection with this agreement may be given:

10.6.1	by personal delivery or by sending the same by post, to the Executive at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

10.6.2	to the Executive by electronic communication to his usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

17

10.7	This agreement constitutes the whole agreement between the parties hereto. The Executive agrees that in entering into this agreement he does not rely on, and shall have no remedy in respect of, any statement, representation, warranty or understanding other than as set out in this agreement. The only remedy available to the Executive in respect of any such statement, representation, warranty or understanding shall be for breach of contract under the terms of this agreement. Nothing in this sub-clause shall operate to exclude liability for fraud.

10.8	The Executive shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. Neither the Company nor any other member of the Group shall be responsible for any failure by the Executive to obtain any such consent or for any tax or other liability to which the Executive may become subject as a result of his exercise of the Option.

10.9	After exercise of the Option and issuance or transfer of the Option Shares, the Executive shall become bound by the provisions of the Articles (a copy of which is appended to and forms part of this agreement) and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles.

10.10	Subject to Clause 10.11, the Executive consents that the Company shall collect and process his/her personal data for the purposes set out in this agreement and in terms of the Data Protection Act (Cap. 440 of the Laws of Malta) or similar laws in other applicable jurisdictions. The Executive further consents to the processing and release of the information contained herein by the Company (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to any other members of the Group or any third parties in connection with the administration of this Option or for the purpose of complying with any legal obligations. To the extent required by law, the Executive has the right to access data which the Company holds about him, and, where applicable, the right to ask for a rectification or erasure of such data.

10.11

This Clause 10.11 shall only apply if the Executive is located in Romania, in which case Clause 10.10 will not apply. The Executive consents that the Company shall collect and process his/her name, address, age and salary details for the purposes of participating in the Option as set out in this agreement and in terms of the Data Protection Act (Cap. 440 of the Laws of Malta) or similar laws in other applicable jurisdictions (such as the Romanian law 677/2001 on the protection of individuals with regard to the processing of personal data and the free movement of such data). The Executive further consents to the processing and release of the information contained herein by the Company to any other members of the Group or any third parties in connection with the administration of this Option within the EU and EEA. In respect of such processing the Executive has the following rights: the right of free

18

access to the data, the right to be informed, the right to interfere with the data and to request the amendment or deletion thereof, the right to oppose to the processing of the respective personal data, the right not to be subject to an individual decision based on automatic processing and the right to address to a court of law for a rectification or erasure of such data.

10.12	This deed may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

10.13	A person who is not a party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that any person which is obliged to account for any Tax Liability shall be entitled to enforce Clause 4 and that any holding company of the Company (from time to time) may enforce any of the provisions of this agreement (“holding company” having the meaning given in section 1159 Companies Act 2006 for this purpose (but, for the purposes of section 1159(1) of the Companies Act 2006, a company shall be treated as a member of another company if any shares in that other company are registered in the name of either (a) a person by way of security (where the company has provided the security) or (b) a person as nominee for the company)). This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act. The Company may assign any of its rights under this agreement.

10.14	This agreement (including the power of attorney granted hereunder) shall be interpreted and construed in accordance with the laws of England and Wales. The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement.

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IN WITNESS whereof the parties have executed this agreement as a Deed on the date set out above.

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY P.L.C.	)
acting by a director in the presence	)
of a witness:-)		________________________________
Director

Witness’ Signature:	__________________________________

Witness’ Name:	__________________________________

Witness’ Address:	King, 10th Floor, Central St Giles

1 St Giles High Street, London WC2H 8AG

Witness’ Occupation:	Solicitor

EXECUTED AS A DEED by	)
[•]	)	__________________________________
in the presence of:-)

Witness’ Signature:	__________________________________

Witness’ Name:	__________________________________

Witness’ Address:	King, 10th Floor, Central St Giles

1 St Giles High Street, London WC2H 8AG

Witness’ Occupation:	Solicitor

20

Schedule 1

General Vesting

For the purposes of this agreement:

1.	one [quarter] of the Option Shares shall vest [12] months after the Effective Date;

2.	a further [one twelfth] of the balance of the Option Shares shall vest [15] months after the Effective Date with an additional [one twelfth] vesting after each [3] month period thereafter (with the intent that 100% of the Option Shares will have vested [48] months after the Effective Date);

and the Option shall be exercisable at any time after the date it has first vested (to the extent vested).

Notwithstanding any of the above:

(a)	no Option Shares shall vest after the date on which the Executive ceases to be employed by (or a director of) the Company or any member of the Group unless the Board (having obtained the consent of the Investor Director) determines otherwise; and

(b)	no Option Shares shall vest after the date of a Sale (save to the extent the Board, having obtained the consent of the Investor Director, determines otherwise);

and the Option shall lapse immediately with respect to those Option Shares that shall not vest.

21

Appendix: Articles of Association of the Company

22

With Change of Control Termination

MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C.

AND

[•]

INDIVIDUAL OPTION AGREEMENT

(Europe & Rest-of-World)

CONTENTS

1	DEFINITIONS	3

2	GRANT OF OPTION	8

3	MANNER OF EXERCISE OF OPTIONS	9

4	TAXATION MATTERS	10

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS	11

6	VARIATION OF SHARE CAPITAL	13

7	EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY	13

8	POWER OF ATTORNEY	15

9	MARKET STANDOFF	16

10	MISCELLANEOUS	18

2

With Change of Control Termination

OPTION AGREEMENT DATED [•]

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St Julian’s, STJ 3140, Malta (the “Company”) and;

(2)	[•] of [•] (the “Executive”).

RECITALS

(A)	The Executive is a key employee and/or director within the Group at the date of this agreement.

(B)	The Company wishes to grant to the Executive an option to acquire Shares (as defined in this agreement) upon and subject to the terms of this agreement.

1	DEFINITIONS

1.1	In this agreement the following words and expressions shall have the following meanings and, unless the context requires otherwise (or the term is otherwise defined herein) the terms defined in the Articles shall have the same meanings in this agreement:

“Acquiring Company”

means a company which acquires shares in the capital of the Company pursuant to a Sale;

“Articles”

means the articles of association of the Company in effect from time to time;

“Asset Sale”

means the disposal by any one or more members of the Group of assets (whether together with associated liabilities or otherwise and as part of an undertaking or otherwise) which represent 50% or more (by book value) of the consolidated gross assets of the Group at that time but excluding any such disposal to another member of the Group;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

3

With Change of Control Termination

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

“Change of Control Period”

means a period that commences on the date that falls three months prior to the date of exchange of contracts in relation to an applicable Sale and terminates on the date that falls 12 months immediately after the completion of an applicable Sale;

“Change of Control Termination”

means the termination of the employment of the Executive during a Change of Control Period where:

(a)	the Company or other relevant member of the Group serves notice to terminate the employment of the Executive, save where it is entitled summarily to terminate the Executive’s employment without notice or payment in lieu of notice under the Service Agreement; or

(b)	the Executive terminates their employment with the Company or any relevant member of the Group with or without notice for Good Reason (other than in circumstances where the Company or other relevant member of the Group has reasonable grounds for summary dismissal without notice or payment in lieu of notice under the Service Agreement) provided that the Executive must, before he terminates his employment for Good Reason, and if (on a reasonable view) the circumstances that constitutes Good Reason are remediable, have first given the Company or relevant member of the Group a written notice stating clearly the event or circumstance that constitutes Good Reason in his belief, acting in good faith, and given the Company or relevant member of the Group a period of not less than 15 working days to cure the event or circumstance allegedly constituting Good Reason and no Good Reason shall exist if on a reasonable view the event or circumstance is cured by the Company or relevant member of the Group;

“Date of Exercise”

means the date on which the Company receives both the written notice and any payment (if required) referred to in Clause 3.1;

“Dealing Code”

means any code or regulations adopted by any relevant listing authority or stock exchange which restricts dealings in securities issued by the Company and/or such other rules and regulations adopted by the Company which govern dealing in Shares, interests in Shares, options or rights over Shares or interests in Shares;

4

With Change of Control Termination

“Effective Date”

[•];

“Eligible Person”

means any individual who is an employee or director of a member of the Group;

“Exercise Price”

means the sum of [•] per Option Share, adjusted if appropriate pursuant to Clause 6;

“Good Leaver”

means the Executive ceasing to be an employee and/or director of any member of the Group:

(a)	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

(b)	due to dismissal of the Executive by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss or, if the Executive is located in Romania (in which case the foregoing provisions of this paragraph (b) shall not apply), due to dismissal of the Executive by the Company or any member of the Group due to reasons not related to the Executive’s fault; or

(c)	in circumstances where the Board determines (subject to the Investor Director voting in favour of such determination) in its absolute discretion the Executive to be a Good Leaver; or

(d)	in circumstances where either (i) the Company or other relevant member of the Group serves notice to terminate the employment of the Executive; or (ii) the Executive serves notice to terminate their employment with the Company or relevant member of the Group for a Good Reason; in each case in circumstances other than where the Company or relevant member of the Group is entitled summarily to terminate the Executive’s employment without notice or payment in lieu of notice under the Service Agreement; or

(e)	in circumstances where the termination of the Executive’s employment by the Company or any member of the Group constitutes a Change of Control Termination;

5

With Change of Control Termination

“Good Reason”

means grounds that entitle the Executive to treat himself as being constructively dismissed [(within the meaning of section 95(1)(c) of the Employment Rights Act 1996)] [UK only] as may be determined by a court of competent jurisdiction. Examples of such grounds may include, but are not limited to, circumstances where the Executive is required to permanently relocate outside of [Greater London], where the Executive’s pay is unilaterally reduced, where the Company is in material breach of the Service Agreement, or where on a Sale the acquiring entity did not give the Executive options, compensation or equity of at least the same value as the value of any shares under option (net of exercise price) held by the Executive which are no longer capable of vesting or being exercised after such Sale;

“Grant Date”

[•];

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“HMRC”

means HM Revenue & Customs (or any other taxation or other authority in any other jurisdiction, as applicable);

“Investor Director”

has the meaning given in the Articles;

“ITEPA”

means the Income Tax (Earnings and Pensions) Act 2003;

“Liquidation”

whether voluntary or compulsory, means the passing of a resolution for the winding-up of the Company;

“Listing”

means:

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the Financial Markets Act (Cap. 345 of the laws of Malta) as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relevant Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

6

With Change of Control Termination

“Market Value”

means on any day the market value of a Share determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 or, if the Shares are quoted on the official list of a Recognized Investment Exchange, the average of the middle market quotations of a Share as derived from the relevant Official List for the three immediately preceding dealing days;

“Option”

means the right to acquire Shares granted under this agreement;

“Option Shares”

means the [•] Shares which are the subject of the Option;

“Sale”

has the meaning given in the Articles, save that unless the Board (and the Investor Director) determine otherwise, it shall not constitute a Sale where the person (or Connected Persons or group of persons Acting in Concert (as defined in the Articles)) acquiring or obtaining shares in the circumstances giving rise to the “Sale” are (in the reasonable opinion of the Board) Apax entities;

“Service Agreement”

the Executive’s service agreement with [employer], dated •, as amended from time to time;

“Share”

means a D1 Ordinary Share of €0.000149 in the capital of the Company (or such other nominal value as may be determined by the Company in general meeting from time to time);

“Tax Liability”

the amount of income tax, withholding tax and/or employee social security contributions (or any similar taxes in a jurisdiction other than the United Kingdom) which the Company or other member of the Group would be required to account for to HMRC (a) as a consequence of the Executive exercising the Option or acquiring Shares pursuant to such exercise and/or (b) on any gain realised or deemed to have been realised by the Executive in respect of the Option or the Option Shares, provided that employer’s national insurance contributions (or similar contributions in a jurisdiction other than the United Kingdom) shall not constitute Tax Liabilities and such amounts shall be payable by the Company or other member of the Group.

7

With Change of Control Termination

1.2	So far as not inconsistent with the context:-

1.2.1	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

1.2.2	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

1.2.3	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this agreement.

1.2.4	The headings to clauses of this agreement are for convenience only and have no legal effect.

2	GRANT OF OPTION

2.1	The Company hereby grants to the Executive the right, upon the terms and subject to the conditions of this agreement, exercisable to the extent that the Option has vested in accordance with, and on the dates specified in, Schedule 1, to purchase the Option Shares for the Exercise Price.

2.2	The Option is granted on the Grant Date.

2.3	The Option may be exercised in whole or in part, and if exercised in part the Option shall remain exercisable in respect of the remaining Option Shares on the same terms hereof. Notwithstanding the foregoing, from and following a Listing the Option may not be exercised at any time when such exercise is prohibited by any Dealing Code.

2.4	The Option is personal to the Executive. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse forthwith. The Option may be surrendered at any time by the Executive.

2.5	The Option shall lapse automatically (in so far as it has not been exercised) on the earliest of:-

2.5.1	the tenth anniversary of the Grant Date;

2.5.2	the date on which it lapses under Clause 2.4;

8

With Change of Control Termination

2.5.3	unless the Company otherwise decides (it being able to impose such conditions as it sees fit in the event that it exercises its discretion in this regard), 40 calendar days after the Option has become exercisable in accordance with Clause 5 (but excluding Clause 5.2) save that where the Executive is employed by a member of the Group on the date of a Sale and such Sale would otherwise cause the Option to lapse under this clause 2.5.3 the Option shall lapse only in respect of such of the Option Shares as have vested as at the relevant lapse date, the balance of the Option lapsing under this clause 2.5.3 12 calendar months after the date of the Sale;

2.5.4	the Executive being adjudicated bankrupt by a court of law;

2.5.5	forthwith upon the Executive ceasing to be an Eligible Person other than in circumstances where the Executive is a Good Leaver;

2.5.6	the date falling 90 calendar days after the Executive ceases to be an Eligible Person in circumstances where the Executive is a Good Leaver (or such longer period as the Board, having obtained the consent of the Investor Director, may determine in its absolute discretion); and

2.5.7	unless the Board determines otherwise, on completion of any Exchange if the Executive has not entered into an agreement for the grant of a New Option in accordance with Clause 7.

3	MANNER OF EXERCISE OF OPTIONS

3.1	To the extent that the Option has become exercisable pursuant to this agreement, the Option may be exercised (in whole or in part) by the Executive, or as the case may be his personal representatives, giving prior notice in writing to the Company specifying the number of Shares in respect of which he wishes to exercise the Option accompanied by:

3.1.1	the payment of the total Exercise Price due in respect of the number of Shares specified in the exercise notice, save to the extent that the Executive has made other arrangements for the payment of the total Exercise Price (such as, after Listing, the Executive selling sufficient number of the Shares as generates proceeds to pay the Exercise Price and using those proceeds to satisfy the same) which are satisfactory to the Company or the Company permits the cashless exercise of the Option pursuant to Clause 3.5; and

3.1.2	if required by the Company, the amount due under Clause 4 in respect of any Tax Liability.

3.2	Where the Option has been properly exercised, the Shares in respect of which the Option has been exercised shall be issued or transferred pursuant to a notice of exercise within 30 calendar days of the Date of Exercise. Where any Dealing Code prohibits the issue or transfer of the relevant Shares during such 30 day period, such 30 day period shall be extended by the number of days (plus three further days) during which the prohibition applies.

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With Change of Control Termination

3.3	Where the Option is exercised only in part the balance shall remain exercisable on the same terms as originally applied to the whole Option.

3.4	The Executive hereby agrees that if the Option is exercised prior to a Listing the Executive shall, as a condition of such exercise, enter into a subscription agreement in respect of the Option Shares (the “Subscription Agreement”) and a deed of adherence to a shareholders agreement, each in the form approved by the Board.

3.5	Notwithstanding any other provision of this agreement, if the Executive serves a valid exercise notice and, as a result, the Company is obliged to issue or transfer a number of Shares to the Executive in exchange for the payment of a corresponding Exercise Price then the Company shall, at its sole discretion and subject always to applicable law, be entitled to satisfy that obligation by issuing, transferring or procuring the transfer to the Executive (at no cost to the Executive or at a cost which reflects only the nominal value of the relevant Shares) such reduced number of Shares as will (in the opinion of the Board) deliver equivalent value to the Executive.

4	TAXATION MATTERS

4.1	In the event that a Tax Liability becomes due on the exercise of the Option, the Option may not be exercised unless:-

4.1.1	the Company or other member of the Group is able to deduct or, where possible, withhold, an amount equal to the whole of the Tax Liability from the Executive’s net pay for the next pay period; or

4.1.2	the Executive has paid to the Company or other member of the Group an amount equal to the Tax Liability; or

4.1.3	the sum of the amount that the Executive has paid to the Company or other member of the Group in respect of the Company’s or other member of the Group’s obligation to satisfy the Tax Liability and the total amount that the Company or other member of the Group is able to deduct from the Executive’s net pay for the next pay period is equal to or more than the Tax Liability; or

4.1.4	the Executive enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

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With Change of Control Termination

4.2	The Executive agrees that if requested to do so by the Board he shall immediately upon exercise of the Option enter into an irrevocable joint election with his employing company (or the company of which he is a director) pursuant to section 431 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) in a form specified by the Board that for the relevant tax purposes the market value of the Shares acquired is to be calculated as if the Shares were not restricted securities (as defined in section 423 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) and sections 425 to 430 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) are not to apply to such Shares.

4.3	The Executive hereby agrees to indemnify and hold the Company and each member of the Group harmless against any Tax Liability.

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS

5.1	Sale or Asset Sale

5.1.1	In the event that a Sale or an Asset Sale takes place, the Option may be exercised within 40 calendar days of such Sale or Asset Sale (as applicable) occurring (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1).

5.1.2	In the event that the Board becomes aware that an offer has been made which, if completed, would lead to this Option becoming exercisable under Clause 5.1.1, it may at its absolute discretion resolve that this Option becomes exercisable under Clause 5.1.1 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1) within such period as is determined by the Board and notified to the Executive (prior to any Sale or Asset Sale as mentioned in Clause 5.1.1) and, in the event that the Option is not exercised during this period, it shall lapse to the extent provided by clause 2.5.3 but as if the reference to “40 calendar days after the Option has become exercisable in accordance with clause 5 (but excluding clause 5.2)” in that clause reads “on the expiry of the period determined by the Board under clause 5.1.2”.

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With Change of Control Termination

5.2	Listing

5.2.1	An Option may be exercised on or following a Listing in accordance with Clause 5.2.2 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1).

5.2.2	As soon as the Board has become aware that firm negotiations have been entered into or firm proposals have been made for the Listing, the Board may notify the Executive that such negotiations or proposals have been entered into or made. Within one week of such notification, the Executive may exercise the Option (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1). The Board may specify in the notification that the exercise of the Option under this Clause 5.2.2 shall be conditional upon completion of the Listing (and for the purposes of this Clause 5.2, “completion” in relation to a Listing shall be the admission or granting of permission referred to in the definition of “Listing”) and in such a case, in the event that the Listing does not proceed, the notice of exercise shall be deemed never to have been served.

5.3	Exchange of Options

5.3.1	In the event that a Sale takes place, the Executive may at any time within six months of the Sale by agreement with the Acquiring Company release his rights under the Option (in this clause referred to as “the old rights”) in consideration for the grant to him of rights (in this clause referred to as “the new rights”) which are equivalent to the old rights but relate to shares in a different company.

5.3.2	The new rights referred to in Clause 5.3.1 above shall not be regarded for the purposes of this Clause 5 as equivalent to the old rights unless:

5.3.2.1	the new rights are granted to the Executive by reason of his employment with the Acquiring Company or any of its 51% subsidiaries;

5.3.2.2	the total Market Value of the Shares which are the subject of the Option immediately before the release of the Executive’s old rights is substantially equivalent to the total Market Value of the shares (which are the subject of the new rights) immediately after the grant of the new rights to the Executive; and

5.3.2.3	the total amount payable by the Executive for the acquisition of shares in pursuance of the new rights is substantially equivalent to the total amount that would be payable for the acquisition of Shares in pursuance of the old rights.

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With Change of Control Termination

5.3.3	Where any new rights are granted pursuant to this Clause 5.3 this agreement shall in relation to the new rights be construed as if references to the Company and to the Shares were references to the Acquiring Company or as the case may be to the company in whose shares the new rights relate and to the shares of the Acquiring Company or of the other company in whose shares the new rights relate.

5.4	Liquidation

If the Company passes an extraordinary resolution for dissolution and consequential voluntary winding up of the Company, the Option may be exercised until the commencement of such winding up (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1) at the expiry of which period it shall lapse.

6	VARIATION OF SHARE CAPITAL

6.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, or if any of the shares in the Company are to be converted to shares of another class pursuant to the provisions of the Articles (including, but not limited to, a conversion of D1 Ordinary Shares into A Ordinary Shares and/or Deferred Shares (as defined in the Articles) immediately prior to a Listing), the limit on the number of Shares available under the Option, the number, class and nominal amount of Shares subject to the Option (the definition of “Shares” being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted in such manner as the Board considers reasonable PROVIDED THAT:-

6.1.1	the aggregate amount payable on the exercise of an Option in full is not increased (subject to Clause 6.1.2); and

6.1.2	the Exercise Price for a Share is not reduced below its nominal value.

7	EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY

7.1

If the Company is or is to be the subject of a transaction whereby all or substantially all of the issued share capital of the Company is or is to be exchanged for issued share capital in another company or body corporate wherever incorporated, (the “New Company”) with the result that (in the reasonable opinion of the Board) the beneficial ownership of the issued share capital in the New Company is (or is to be)

13

With Change of Control Termination

substantially the same as the beneficial ownership of the issued share capital in the Company immediately prior to such transaction (the “Exchange”), the Executive shall (if so requested by the Company) release his rights (including his right to acquire Shares) under this agreement (the “Old Option”) in consideration for the grant to him of equivalent rights granted by the New Company (including a right to acquire shares in the New Company) (the “New Option”). The determination of such equivalence shall be made in the sole discretion of the Board whose decision shall be final and binding.

7.2	The New Option shall be on terms and conditions that are (in the opinion of the Board) equivalent to the terms and conditions of this agreement save that where a provision in this agreement refers to the Company the corresponding provision in the agreement governing the New Option (the “New Option Agreement”) shall (unless the Board considers the context requires otherwise) instead refer to the New Company, provided that:

7.2.1	the number (and class) of shares in the New Company subject to the New Option may be different to the number (and class) of Shares subject to the Old Option, provided that (in the opinion of the Board) there shall be no material enlargement or dilution of the Executive’s interest; and

7.2.2	the exercise price payable per share of the New Company under the New Option may be different to the Exercise Price per Share under the Old Option, provided that (i) the exercise price per share of the New Company under the New Option shall be at least the nominal value of such share and (ii) the aggregate exercise price for all of the shares of the New Company subject to the New Option immediately after the Exchange shall be substantially equivalent to the aggregate Exercise Price of all of the Shares subject to the Old Option immediately prior to the Exchange.

7.3	The New Option Agreement may take account of any other matters (such as, without limitation, variations between the Articles and the constitutional documents governing the corporation or company in which the New Shares are issued and in the case of the corporation or company being incorporated in another jurisdiction, differences between the laws of Malta and the laws applicable to such company or corporations) that the Board considers necessary or desirable to give effect to the commercial intention of the arrangement envisaged by this agreement.

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With Change of Control Termination

8	POWER OF ATTORNEY

8.1	The Executive:

8.1.1	hereby irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this agreement or any New Option Agreement and irrevocably authorises the Attorney (on the Executive’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the terms of this agreement, the New Option Agreement, the terms of the Articles (or the articles of association of the New Company) or the release of the Old Option and grant of the New Option in connection with the Exchange. Every attorney that may be appointed by virtue of this clause shall be considered to act singly as the true and lawful attorney of the Executive with full power of substitution as specified herein;

8.1.2	agrees that the Attorney may in his name or otherwise on the Executive’s behalf:

8.1.2.1	execute any New Option Agreement on the Executive’s behalf; and/or

8.1.2.2	approve any alteration to this agreement or the New Option Agreement pursuant to Clause 6 (or equivalent provisions of the New Option Agreement).

8.2	The Executive hereby authorises the Attorney to:

8.2.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

8.2.2	appoint one or more persons to act as substitute attorney for the Executive and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 8.1 or otherwise) or the revocation of the said mandate given to the Attorney.

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With Change of Control Termination

8.3	The Executive undertakes:

8.3.1	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

8.3.2	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

8.4	The Executive declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact. The Attorney is expressly authorised to act under this Power of Attorney.

8.5	The Executive agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, gross negligence or wilful misconduct).

8.6	The Executive agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the Executive and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

8.7	The Board shall notify the Executive as soon as reasonably practicable following an Exchange of the release of the Old Option and the grant of the New Option or of any pre-Listing restructuring, reconstruction or amalgamation involving the share capital of the Company or New Company. Notwithstanding such release the power of attorney granted under this Clause 8 shall remain valid, binding and in existence.

9	MARKET STANDOFF

9.1

The Executive agrees that in the event of a Listing, with respect to any Shares acquired by the Executive pursuant to the exercise of the Option, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of shares in the Company (determined on an as-converted basis immediately prior to Listing), the Executive will not, if requested by the managing underwriter(s) in the initial underwritten sale of shares of the Company to the public

16

With Change of Control Termination

(“Listed Shares”) pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) calendar days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Listed Shares or securities convertible into Listed Shares, except for: (i) transfers of Shares permitted under Clause 9.2 so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Clause 9.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this clause and to impose stop transfer instructions with respect to the Shares until the end of such period. The Executive further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

9.2	The following transfers will be exempt from Clause 9.1: (i) the transfer of any or all of the Shares during the Executive’s lifetime by gift or on the Executive’s death by will or intestacy to any member(s) of the Executive’s “Immediate Family” (as defined below) or (ii) to a trust for the benefit of the Executive and/or member(s) of the Executive’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of Clause 9.1 will continue to apply to the transferred Shares in the hands of such transferee or other recipient. The term “Immediate Family” means the Executive’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Executive or the Executive’s spouse, or the spouse of any of the above or Spousal Equivalent. A person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither is married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they have resided together in the same residence for the last twelve (12) months and intend to do so indefinitely.

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With Change of Control Termination

10	MISCELLANEOUS

10.1	The terms of this agreement shall in all respects be administered by the Board, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the Board shall be final and binding upon all persons.

10.2	Subject to Clause 8, the Board may at any time and from time to time make any alterations to this agreement which it thinks fit provided that:

10.2.1	any alteration to this agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group member or the Executive, may be made without the consent of the Executive; and

10.2.2	(subject to Clause 10.2.1) no alteration which would materially and unfairly increase the liability of the Executive or materially and unfairly decrease the value of his subsisting rights under this agreement shall be made without the Executive’s prior written consent.

10.3	Subject to Clause 10.2 and Clause 8, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

10.4	This agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided herein none of the rights of the parties under this Agreement may be assigned or transferred.

10.5	Notwithstanding any other provision of this agreement:

10.5.1	this agreement shall not form part of any contract of employment or office between the Company or any other member of the Group and the Executive and the rights and obligations of the Executive under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this agreement and this agreement shall afford the Executive no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever;

10.5.2	this agreement shall not confer on the Executive any legal or equitable rights (other than those constituting the Option) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

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With Change of Control Termination

10.5.3	the Executive shall not be entitled to any compensation or damages for any loss or potential loss which he may suffer by reason of being unable to exercise the Option in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

10.6	Any notice or other communication under or in connection with this agreement may be given:

10.6.1	by personal delivery or by sending the same by post, to the Executive at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

10.6.2	to the Executive by electronic communication to his usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

10.7	This agreement constitutes the whole agreement between the parties hereto. The Executive agrees that in entering into this agreement he does not rely on, and shall have no remedy in respect of, any statement, representation, warranty or understanding other than as set out in this agreement. The only remedy available to the Executive in respect of any such statement, representation, warranty or understanding shall be for breach of contract under the terms of this agreement. Nothing in this sub-clause shall operate to exclude liability for fraud.

10.8	The Executive shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. Neither the Company nor any other member of the Group shall be responsible for any failure by the Executive to obtain any such consent or for any tax or other liability to which the Executive may become subject as a result of his exercise of the Option.

10.9	After exercise of the Option and issuance or transfer of the Option Shares, the Executive shall become bound by the provisions of the Articles (a copy of which is appended to and forms part of this agreement) and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles.

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With Change of Control Termination

10.10	Subject to Clause 10.11, the Executive consents that the Company shall collect and process his/her personal data for the purposes set out in this agreement and in terms of the Data Protection Act (Cap. 440 of the Laws of Malta) or similar laws in other applicable jurisdictions. The Executive further consents to the processing and release of the information contained herein by the Company (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to any other members of the Group or any third parties in connection with the administration of this Option or for the purpose of complying with any legal obligations. To the extent required by law, the Executive has the right to access data which the Company holds about him, and, where applicable, the right to ask for a rectification or erasure of such data.

10.11	This Clause 10.11 shall only apply if the Executive is located in Romania, in which case Clause 10.10 will not apply. The Executive consents that the Company shall collect and process his/her name, address, age and salary details for the purposes of participating in the Option as set out in this agreement and in terms of the Data Protection Act (Cap. 440 of the Laws of Malta) or similar laws in other applicable jurisdictions (such as the Romanian law 677/2001 on the protection of individuals with regard to the processing of personal data and the free movement of such data). The Executive further consents to the processing and release of the information contained herein by the Company to any other members of the Group or any third parties in connection with the administration of this Option within the EU and EEA. In respect of such processing the Executive has the following rights: the right of free access to the data, the right to be informed, the right to interfere with the data and to request the amendment or deletion thereof, the right to oppose to the processing of the respective personal data, the right not to be subject to an individual decision based on automatic processing and the right to address to a court of law for a rectification or erasure of such data.

10.12	This deed may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

10.13

A person who is not a party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that any person which is obliged to account for any Tax Liability shall be entitled to enforce Clause 4 and that any holding company of the Company (from time to time) may enforce any of the provisions of this agreement (“holding company” having the meaning given in section 1159 Companies Act 2006 for this purpose (but, for the

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With Change of Control Termination

purposes of section 1159(1) of the Companies Act 2006, a company shall be treated as a member of another company if any shares in that other company are registered in the name of either (a) a person by way of security (where the company has provided the security) or (b) a person as nominee for the company)). This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act. The Company may assign any of its rights under this agreement.

10.14	This agreement (including the power of attorney granted hereunder) shall be interpreted and construed in accordance with the laws of England and Wales. The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement.

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With Change of Control Termination

IN WITNESS whereof the parties have executed this agreement as a Deed on the date set out above.

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY P.L.C.	)
acting by a director in the presence	)
of a witness:-)

Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:	King, 10th Floor, Central St Giles

1 St Giles High Street, London WC2H 8AG

Witness’ Occupation:	Solicitor

EXECUTED AS A DEED by	)
[•]	)
in the presence of:-)

Witness’ Signature:

Witness’ Name:

Witness’ Address:	King, 10th Floor, Central St Giles

1 St Giles High Street, London WC2H 8AG

Witness’ Occupation:	Solicitor

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With Change of Control Termination

Schedule 1

General Vesting

For the purposes of this agreement:

1.	one [quarter] of the Option Shares shall vest [12] months after the Effective Date;

2.	a further [one twelfth] of the balance of the Option Shares shall vest [15] months after the Effective Date with an additional [one twelfth] vesting after each [3] month period thereafter (with the intent that 100% of the Option Shares will have vested [48] months after the Effective Date);

and the Option shall be exercisable at any time after the date it has first vested (to the extent vested).

Notwithstanding any of the above:

(a)	no Option Shares shall vest after the date on which the Executive ceases to be employed by (or a director of) the Company or any member of the Group (“Cessation Date”) unless the Board (having obtained the consent of the Investor Director) determines otherwise save that:

(i)	in the event that the relevant member of the Group that is the Executive’s employer terminates his employment (otherwise than in circumstances where it is entitled to do so summarily under the terms of the Service Agreement) and the Executive’s employer makes a payment in lieu of any part of the contractual notice period, any Option Shares that would have vested under paragraphs 1 and 2 above during the period that would otherwise have been the notice period shall be treated as having vested on the Cessation Date; and

(ii)	in the event of a Change of Control Termination, 50% of any of the Option Shares that have not vested shall be treated as vested on the Cessation Date; and

(b)	no Option Shares shall vest after the date of a Sale (save to the extent the Board, having obtained the consent of the Investor Director, determines otherwise and save to the extent they vest under paragraph (a)(ii) above);

and, if any of the Option Shares are no longer capable of vesting, the Option shall lapse immediately with respect to those Option Shares that shall not vest.

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With Change of Control Termination

Appendix: Articles of Association of the Company

24

MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C.

AND

[•]

INDIVIDUAL OPTION AGREEMENT

CONTENTS

1	DEFINITIONS	3

2	GRANT OF OPTION	8

3	MANNER OF EXERCISE OF OPTIONS	9

4	TAXATION MATTERS	10

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS	11

6	VARIATION OF SHARE CAPITAL	13

7	EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY	13

8	POWER OF ATTORNEY	14

9	MARKET STANDOFF	16

10	MISCELLANEOUS	17

2

OPTION AGREEMENT DATED:

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St Julian’s, STJ 3140, Malta (the “Company”) and;

(2)	[•] of [•] (the “Executive”).

RECITALS

(A)	The Executive is a key employee within the Group at the date of this agreement.

(B)	The Company wishes to grant to the Executive an option to acquire Shares (as defined in this agreement) upon and subject to the terms of this agreement.

1	DEFINITIONS

1.1	In this agreement the following words and expressions shall have the following meanings and, unless the context requires otherwise (or the term is otherwise defined herein) the terms defined in the Articles shall have the same meanings in this agreement:

“Acquiring Company”

means a company which acquires shares in the capital of the Company pursuant to a Sale;

“Articles”

means the articles of association of the Company in effect from time to time;

“Asset Sale”

means the disposal by any one or more members of the Group of assets (whether together with associated liabilities or otherwise and as part of an undertaking or otherwise) which represent 50% or more (by book value) of the consolidated gross assets of the Group at that time but excluding any such disposal to another member of the Group;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

3

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

“Change of Control Period”

means a period that commences on the date that falls three months prior to the date of exchange of contracts in relation to an applicable Sale and terminates on the date that falls 18 months immediately after the completion of an applicable Sale;

“Change of Control Termination”

means the termination of the employment of the Executive during a Change of Control Period where:

(a)	the member of the Group that is the Executive’s employer (“Employer”) serves notice to terminate the employment of the Executive, save where the employment of the Executive is terminated summarily in accordance with clause 15.1 of her service agreement; or

(b)	the Executive terminates her employment with or without notice for Good Reason (other than in circumstances where the Employer has reasonable grounds for summary termination under clause 15.1 of her service agreement) provided that the Executive must, before she terminates her employment for Good Reason, and if (on a reasonable view) the circumstances that constitutes Good Reason are remediable have first given the Employer a written notice stating clearly the event or circumstance that constitutes Good Reason in her belief, acting in good faith, and given the Employer a period of not less than 15 working days to cure the event or circumstance allegedly constituting Good Reason and no Good Reason shall exist if on a reasonable view the event or circumstance is cured by the Employer;

“Code”

means the United States Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder;

“Date of Exercise”

means the date on which the Company receives both the written notice and any payment (if required) referred to in Clause 3.1;

“Dealing Code”

means any code or regulations adopted by any relevant listing authority or stock exchange which restricts dealings in securities issued by the Company and/or such other rules and regulations adopted by the Company which govern dealing in Shares, interests in Shares, options or rights over Shares or interests in Shares;

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“Effective Date”

[•];

“Eligible Person”

means any individual who is an employee of a member of the Group;

“Exercise Price”

means the sum of USD $[•] per Option Share, adjusted if appropriate pursuant to Clause 6;

“Good Leaver”

means the Executive ceasing to be an employee of any member of the Group:

(a)	as a result of her death, permanent incapacity due to ill health or retirement in accordance with her contract of employment; or

(b)	due to dismissal of the Executive by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss; or

(c)	in circumstances where the Board determines (subject to the Investor Director voting in favour of such determination) in its absolute discretion the Executive to be a Good Leaver; or

(d)	in circumstances where either (i) the Company or other relevant member of the Group serves notice to terminate the employment of the Executive; or (ii) the Executive serves notice to terminate her employment and her employment with the Company or the relevant member of the Group terminates on or before 30 September 2015 for a Good Reason; or (iii) the Executive serves notice to terminate her employment and her employment with the Company or the relevant member of the Group terminates at any time after 30 September 2015, whether or not for a Good Reason; in each case in circumstances other than where the Company or relevant member of the Group is entitled summarily to terminate her employment under clause 15 of her service agreement;

(e)	in circumstances where termination of the Executive’s employment constitutes a Change of Control Termination;

“Good Reason”

shall mean grounds that entitle the Executive to treat herself as being constructively dismissed (within the meaning of section 95(1)(c) of the Employment Rights Act 1996) as may be determined by a court of competent jurisdiction. Examples of such

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grounds may include, but are not limited to, circumstances where the Executive is required to permanently relocate outside of Greater London, where the Executive’s pay is unilaterally reduced, where the member of the Group that is the Executive’s employer is in material breach of the Executive’s service agreement, where the scope of the Executive’s role is materially reduced, where the level or status attached to the Executive’s role is reduced or where on a Sale the acquiring entity did not give the Executive options, compensation or equity of at least the same value as the value of any shares under option (net of exercise price) held by the Executive which are no longer capable of vesting or being exercised after such Sale;

“Grant Date”

[•];

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“HMRC”

means HM Revenue & Customs (or any other taxation or other authority in any other jurisdiction, as applicable);

“Investor Director”

has the meaning given in the Articles;

“ITEPA”

means the Income Tax (Earnings and Pensions) Act 2003;

“Liquidation”

whether voluntary or compulsory, means the passing of a resolution for the winding-up of the Company;

“Listing”

means:

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the Financial Markets Act (Cap. 345 of the laws of Malta) as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relevant Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

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“Market Value”

means on any day the market value of a Share determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 or, if the Shares are quoted on the official list of a Recognized Investment Exchange, the average of the middle market quotations of a Share as derived from the relevant Official List for the three immediately preceding dealing days;

“Option”

means the right to acquire Shares granted under this agreement;

“Option Shares”

means the [•] Shares which are the subject of the Option;

“Sale”

has the meaning given in the Articles, save that unless the Board (and the Investor Director) determine otherwise, it shall not constitute a Sale where the person (or Connected Persons or group of persons Acting in Concert (as defined in the Articles)) acquiring or obtaining shares in the circumstances giving rise to the “Sale” are (in the reasonable opinion of the Board) Apax entities;

“Share”

means a D1 Ordinary Share of €[•] in the capital of the Company (or such other nominal value as may be determined by the Company in general meeting from time to time);

“Tax Liability”

the amount of income tax, withholding tax and/or employee social security contributions (or any similar taxes in a jurisdiction other than the United Kingdom) which the Company or other member of the Group would be required to account for to HMRC (a) as a consequence of the Executive exercising the Option or acquiring Shares pursuant to such exercise and/or (b) on any gain realised or deemed to have been realised by the Executive in respect of the Option or the Option Shares, provided that employer’s national insurance contributions (or similar contributions in a jurisdiction other than the United Kingdom) shall not constitute Tax Liabilities and such amounts shall be payable by the Company or other member of the Group.

1.2	So far as not inconsistent with the context:-

1.2.1	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

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1.2.2	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

1.2.3	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this agreement.

1.2.4	The headings to clauses of this agreement are for convenience only and have no legal effect.

2	GRANT OF OPTION

2.1	The Company hereby grants to the Executive the right, upon the terms and subject to the conditions of this agreement, exercisable to the extent that the Option has vested in accordance with, and on the dates specified in, Schedule 1, to purchase the Option Shares for the Exercise Price.

2.2	The Option is granted on the Grant Date with an exercise price per Share of not less than 100% of the fair market value per Share on the Grant Date. The Option is not an incentive stock option within the meaning of Section 422 of the Code.

2.3	The Option may be exercised in whole or in part, and if exercised in part the Option shall remain exercisable in respect of the remaining Option Shares on the same terms hereof. Notwithstanding the foregoing, from and following a Listing the Option may not be exercised at any time when such exercise is prohibited by any Dealing Code.

2.4	The Option is personal to the Executive. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse forthwith. The Option may be surrendered at any time by the Executive.

2.5	The Option shall lapse automatically (in so far as it has not been exercised) on the earliest of:-

2.5.1	the tenth anniversary of the Grant Date;

2.5.2	the date on which it lapses under Clause 2.4;

2.5.3	unless the Company otherwise decides (it being able to impose such conditions as it sees fit in the event that it exercises its discretion in this regard), 40 calendar days after the Option has become exercisable in accordance with Clause 5 (but excluding Clause 5.2) save that where the Executive is employed by a member of the Group on the date of a Sale and such Sale would otherwise cause the Option to lapse under this clause 2.5.3, the Option shall lapse only in respect of such of the Option Shares as have vested as at the relevant lapse date, the balance of the Option lapsing under this clause 2.5.3 18 calendar months after the date of the Sale;

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2.5.4	the Executive being adjudicated bankrupt by a court of law;

2.5.5	forthwith upon the Executive ceasing to be an Eligible Person other than in circumstances where the Executive is a Good Leaver;

2.5.6	the date falling 90 calendar days after the Executive ceases to be an Eligible Person in circumstances where the Executive is a Good Leaver (or such longer period as the Board, having obtained the consent of the Investor Director, may determine in its absolute discretion); and

2.5.7	unless the Board determines otherwise, on completion of any Exchange if the Executive has not entered into an agreement for the grant of a New Option in accordance with Clause 7.

3	MANNER OF EXERCISE OF OPTIONS

3.1	To the extent that the Option has become exercisable pursuant to this agreement, the Option may be exercised (in whole or in part) by the Executive, or as the case may be her personal representatives, giving prior notice in writing to the Company specifying the number of Shares in respect of which she wishes to exercise the Option accompanied by:

3.1.1	the payment of the total Exercise Price due in respect of the number of Shares specified in the exercise notice, save to the extent that the Executive has made other arrangements for the payment of the total Exercise Price (such as, after Listing, the Executive selling sufficient number of the Shares as generates proceeds to pay the Exercise Price and using those proceeds to satisfy the same) which are satisfactory to the Company or the Company permits the cashless exercise of the Option pursuant to Clause 3.5; and

3.1.2	if required by the Company, the amount due under Clause 4 in respect of any Tax Liability.

3.2	Where the Option has been properly exercised, the Shares in respect of which the Option has been exercised shall be issued or transferred pursuant to a notice of exercise within 30 calendar days of the Date of Exercise. Where any Dealing Code prohibits the issue or transfer of the relevant Shares during such 30 day period, such 30 day period shall be extended by the number of days (plus three further days) during which the prohibition applies.

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3.3	Where the Option is exercised only in part the balance shall remain exercisable on the same terms as originally applied to the whole Option.

3.4	The Executive hereby agrees that if the Option is exercised prior to a Listing the Executive shall, as a condition of such exercise, enter into a subscription agreement in respect of the Option Shares (the “Subscription Agreement”) and a deed of adherence to a shareholders agreement, each in the form approved by the Board.

3.5	Notwithstanding any other provision of this agreement, if the Executive serves a valid exercise notice and, as a result, the Company is obliged to issue or transfer a number of Shares to the Executive in exchange for the payment of a corresponding Exercise Price then the Company shall, at its sole discretion and subject always to applicable law, be entitled to satisfy that obligation by issuing, transferring or procuring the transfer to the Executive (at no cost to the Executive or at a cost which reflects only the nominal value of the relevant Shares) such reduced number of Shares as will (in the opinion of the Board) deliver equivalent value to the Executive.

4	TAXATION MATTERS

4.1	In the event that a Tax Liability becomes due on the exercise of the Option, the Option may not be exercised unless:-

4.1.1	the Company or other member of the Group is able to deduct or, where possible, withhold, an amount equal to the whole of the Tax Liability from the Executive’s net pay for the next pay period; or

4.1.2	the Executive has paid to the Company or other member of the Group an amount equal to the Tax Liability; or

4.1.3	the sum of the amount that the Executive has paid to the Company or other member of the Group in respect of the Company’s or other member of the Group’s obligation to satisfy the Tax Liability and the total amount that the Company or other member of the Group is able to deduct from the Executive’s net pay for the next pay period is equal to or more than the Tax Liability; or

4.1.4	the Executive enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

4.2

The Executive agrees that if requested to do so by the Board she shall immediately upon exercise of the Option enter into an irrevocable joint election with her employing company pursuant to section 431 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom, including section

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83(b) of the Code) in a form specified by the Board that for the relevant tax purposes the market value of the Shares acquired is to be calculated as if the Shares were not restricted securities (as defined in section 423 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) and sections 425 to 430 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) are not to apply to such Shares.

4.3	The Executive hereby agrees to indemnify and hold the Company and each member of the Group harmless against any Tax Liability.

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS

5.1	Sale or Asset Sale

5.1.1	In the event that a Sale or an Asset Sale takes place, the Option may be exercised within 40 calendar days of such Sale or Asset Sale (as applicable) occurring (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1).

5.1.2	In the event that the Board becomes aware that an offer has been made which, if completed, would lead to this Option becoming exercisable under Clause 5.1.1, it may at its absolute discretion resolve that this Option becomes exercisable under Clause 5.1.1 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1) within such period as is determined by the Board and notified to the Executive (prior to any Sale or Asset Sale as mentioned in Clause 5.1.1) and, in the event that the Option is not exercised during this period, it shall lapse at the end of such period to the extent provided by clause 2.5.3 but as if the reference to “40 calendar days after the Option has become exercisable in accordance with clause 5 (but excluding clause 5.2)” in that clause reads “on the expiry of the period determined by the Board under clause 5.1.2”.

5.2	Listing

5.2.1	An Option may be exercised on or following a Listing in accordance with Clause 5.2.2 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1).
5.2.2

As soon as the Board has become aware that firm negotiations have been entered into or firm proposals have been made for the Listing, the Board may notify the Executive that such negotiations or proposals have been entered into or made. Within one week of such notification, the Executive may

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exercise the Option (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1). The Board may specify in the notification that the exercise of the Option under this Clause 5.2.2 shall be conditional upon completion of the Listing (and for the purposes of this Clause 5.2, “completion” in relation to a Listing shall be the admission or granting of permission referred to in the definition of “Listing”) and in such a case, in the event that the Listing does not proceed, the notice of exercise shall be deemed never to have been served.

5.3	Exchange of Options

5.3.1	In the event that a Sale takes place, the Executive may at any time within six months of the Sale by agreement with the Acquiring Company release her rights under the Option (in this clause referred to as “the old rights”) in consideration for the grant to her of rights (in this clause referred to as “the new rights”) which are equivalent to the old rights but relate to shares in a different company.

5.3.2	The new rights referred to in Clause 5.3.1 above shall not be regarded for the purposes of this Clause 5 as equivalent to the old rights unless:

5.3.2.1	the new rights are granted to the Executive by reason of her employment with the Acquiring Company or any of its 51% subsidiaries;

5.3.2.2	the total Market Value of the Shares which are the subject of the Option immediately before the release of the Executive’s old rights is substantially equivalent to the total Market Value of the shares (which are the subject of the new rights) immediately after the grant of the new rights to the Executive; and

5.3.2.3	the total amount payable by the Executive for the acquisition of shares in pursuance of the new rights is substantially equivalent to the total amount that would be payable for the acquisition of Shares in pursuance of the old rights.

5.3.3	Where any new rights are granted pursuant to this Clause 5.3 this agreement shall in relation to the new rights be construed as if references to the Company and to the Shares were references to the Acquiring Company or as the case may be to the company in whose shares the new rights relate and to the shares of the Acquiring Company or of the other company in whose shares the new rights relate.

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5.4	Liquidation

If the Company passes an extraordinary resolution for dissolution and consequential voluntary winding up of the Company, the Option may be exercised until the commencement of such winding up (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to Schedule 1) at the expiry of which period it shall lapse.

6	VARIATION OF SHARE CAPITAL

6.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, or if any of the shares in the Company are to be converted to shares of another class pursuant to the provisions of the Articles (including, but not limited to, a conversion of D1 Ordinary Shares into A Ordinary Shares and/or Deferred Shares (as defined in the Articles) immediately prior to a Listing), the limit on the number of Shares available under the Option, the number, class and nominal amount of Shares subject to the Option (the definition of “Shares” being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted in such manner as the Board considers reasonable PROVIDED THAT:-

6.1.1	the aggregate amount payable on the exercise of an Option in full is not increased (subject to Clause 6.1.2); and

6.1.2	the Exercise Price for a Share is not reduced below its nominal value.

7	EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY

7.1	If the Company is or is to be the subject of a transaction whereby all or substantially all of the issued share capital of the Company is or is to be exchanged for issued share capital in another company or body corporate wherever incorporated, (the “New Company”) with the result that (in the reasonable opinion of the Board) the beneficial ownership of the issued share capital in the New Company is (or is to be) substantially the same as the beneficial ownership of the issued share capital in the Company immediately prior to such transaction (the “Exchange”), the Executive shall (if so requested by the Company) release her rights (including her right to acquire Shares) under this agreement (the “Old Option”) in consideration for the grant to her of equivalent rights granted by the New Company (including a right to acquire shares in the New Company) (the “New Option”). The determination of such equivalence shall be made in the sole discretion of the Board whose decision shall be final and binding.

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7.2	The New Option shall be on terms and conditions that are (in the opinion of the Board) equivalent to the terms and conditions of this agreement save that where a provision in this agreement refers to the Company the corresponding provision in the agreement governing the New Option (the “New Option Agreement”) shall (unless the Board considers the context requires otherwise) instead refer to the New Company, provided that:

7.2.1	the number (and class) of shares in the New Company subject to the New Option may be different to the number (and class) of Shares subject to the Old Option, provided that (in the opinion of the Board) there shall be no material enlargement or dilution of the Executive’s interest; and

7.2.2	the exercise price payable per share of the New Company under the New Option may be different to the Exercise Price per Share under the Old Option, provided that (i) the exercise price per share of the New Company under the New Option shall be at least the nominal value of such share and (ii) the aggregate exercise price for all of the shares of the New Company subject to the New Option immediately after the Exchange shall be substantially equivalent to the aggregate Exercise Price of all of the Shares subject to the Old Option immediately prior to the Exchange.

7.3	The New Option Agreement may take account of any other matters (such as, without limitation, variations between the Articles and the constitutional documents governing the corporation or company in which the New Shares are issued and in the case of the corporation or company being incorporated in another jurisdiction, differences between the laws of Malta and the laws applicable to such company or corporations) that the Board considers necessary or desirable to give effect to the commercial intention of the arrangement envisaged by this agreement.

8	POWER OF ATTORNEY

8.1	The Executive:

8.1.1

hereby irrevocably appoints the Company as her attorney (“Attorney”) for all purposes referred to in this agreement or any New Option Agreement and irrevocably authorises the Attorney (on the Executive’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the terms of this agreement, the New Option

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Agreement, the terms of the Articles (or the articles of association of the New Company) or the release of the Old Option and grant of the New Option in connection with the Exchange. Every attorney that may be appointed by virtue of this clause shall be considered to act singly as the true and lawful attorney of the Executive with full power of substitution as specified herein;

8.1.2	agrees that the Attorney may in her name or otherwise on the Executive’s behalf:

8.1.2.1	execute any New Option Agreement on the Executive’s behalf; and/or

8.1.2.2	approve any alteration to this agreement or the New Option Agreement pursuant to Clause 6 (or equivalent provisions of the New Option Agreement).

8.2	The Executive hereby authorises the Attorney to:

8.2.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

8.2.2	appoint one or more persons to act as substitute attorney for the Executive and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 8.1 or otherwise) or the revocation of the said mandate given to the Attorney.

8.3	The Executive undertakes:

8.3.1	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

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8.3.2	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

8.4	The Executive declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact. The Attorney is expressly authorised to act under this Power of Attorney.

8.5	The Executive agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, gross negligence or wilful misconduct).

8.6	The Executive agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the Executive and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

8.7	The Board shall notify the Executive as soon as reasonably practicable following an Exchange of the release of the Old Option and the grant of the New Option or of any pre-Listing restructuring, reconstruction or amalgamation involving the share capital of the Company or New Company. Notwithstanding such release the power of attorney granted under this Clause 8 shall remain valid, binding and in existence.

9	MARKET STANDOFF

9.1

The Executive agrees that in the event of a Listing, with respect to any Shares acquired by the Executive pursuant to the exercise of the Option, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of shares in the Company (determined on an as-converted basis immediately prior to Listing), the Executive will not, if requested by the managing underwriter(s) in the initial underwritten sale of shares of the Company to the public (“Listed Shares”) pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) calendar days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of

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any Listed Shares or securities convertible into Listed Shares, except for: (i) transfers of Shares permitted under Clause 9.2 so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Clause 9.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this clause and to impose stop transfer instructions with respect to the Shares until the end of such period. The Executive further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

9.2	The following transfers will be exempt from Clause 9.1: (i) the transfer of any or all of the Shares during the Executive’s lifetime by gift or on the Executive’s death by will or intestacy to any member(s) of the Executive’s “Immediate Family” (as defined below) or (ii) to a trust for the benefit of the Executive and/or member(s) of the Executive’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of Clause 9.1 will continue to apply to the transferred Shares in the hands of such transferee or other recipient. The term “Immediate Family” means the Executive’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Executive or the Executive’s spouse, or the spouse of any of the above or Spousal Equivalent. A person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither is married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they have resided together in the same residence for the last twelve (12) months and intend to do so indefinitely.

10	MISCELLANEOUS

10.1	The terms of this agreement shall in all respects be administered by the Board, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the Board shall be final and binding upon all persons.

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10.2	Subject to Clause 8, the Board may at any time and from time to time make any alterations to this agreement which it thinks fit provided that:

10.2.1	any alteration to this agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group member or the Executive, may be made without the consent of the Executive; and

10.2.2	(subject to Clause 10.2.1) no alteration which would materially and unfairly increase the liability of the Executive or materially and unfairly decrease the value of her subsisting rights under this agreement shall be made without the Executive’s prior written consent.

10.3	Subject to Clause 10.2 and Clause 8, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

10.4	This Option is not intended to be an award made under the Company’s 2012 Share Incentive Plan (for United States Service Providers). This Option, however, is intended to qualify under an applicable federal and state securities law exemption.

10.5	This agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided herein none of the rights of the parties under this agreement may be assigned or transferred.

10.6	The Executive understands and acknowledges that if the Option is exercised prior to a Listing, the Executive shall, as a condition of the Option exercise, enter into the Subscription Agreement which will require the Executive, among other things, to make certain representations to the Company with respect to the Shares acquired upon the exercise of the Option. The Executive shall be required to:

10.6.1	confirm, warrant and undertake that she is acquiring the Shares on her own behalf for investment purposes and not for re-sale;

10.6.2	confirm, warrant and undertake that in deciding to purchase the Shares, she has made her own assessment of the risks and opportunities involved and has not relied upon any warranty, representation, or inducement from any person;

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10.6.3	acknowledge that there may be adverse tax consequences upon the purchase and the disposition of the Shares, and the Executive has been advised by the Company to consult a tax adviser prior to such purchase or disposition. The Executive shall further acknowledge that the Executive is not relying on the Company or its counsel for tax advice regarding the Executive’s purchase or disposition of the Shares or the tax consequences to the Executive of the agreement;

10.6.4	agree and acknowledge that the Shares have not been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or with any securities regulatory agency administering any state securities laws, and that, notwithstanding any other provision of this agreement to the contrary, the purchase of any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. The Executive shall agree to cooperate with the Company to ensure compliance with such laws;

10.6.5	agree that she may not transfer any of the Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. The Executive shall acknowledge that (a) only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares, (b) exemptions from registration and qualification may not be available or may not permit the Executive to transfer all or any of the Shares in the amounts or at the times proposed by the Executive and (c) that the Subscription Agreement imposes additional restrictions on the transfer of the Shares;

10.6.6	acknowledge that she has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that the Executive reasonably considers important to making the decision to purchase the Shares, and the Executive has had ample opportunity to ask questions of the Company’s representatives concerning such matters and the investment;

10.6.7	acknowledge that she is fully aware of: (a) the highly speculative nature of the investment in the Shares; (b) the financial hazards involved; (c) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that the Executive may not be able to sell or dispose of the Shares or use them as collateral for loans); (d) the qualifications and backgrounds of the management of the Company; and (e) the tax consequences of investment in, and disposition of, the Shares;

19

10.6.8	acknowledge that at no time was she presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares; and

10.6.9	acknowledge and agree that she has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been purchased and paid for (within the meaning of Rule 144), subject to the lengthier market standoff agreement contained in Clause 9.1 or any other agreement entered into by the Executive. The Executive shall acknowledge that she understands that Rule 144 may indefinitely restrict the transfer of the Shares so long as the Executive remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

10.7	Notwithstanding any other provision of this agreement:

10.7.1	this agreement shall not form part of any contract of employment or office between the Company or any other member of the Group and the Executive and the rights and obligations of the Executive under the terms of her office or employment with the Company or any other member of the Group shall not be affected by this agreement and this agreement shall afford the Executive no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever;

10.7.2	this agreement shall not confer on the Executive any legal or equitable rights (other than those constituting the Option) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

10.7.3	the Executive shall not be entitled to any compensation or damages for any loss or potential loss which she may suffer by reason of being unable to exercise the Option in consequence of the loss or termination of her office or employment with the Company or any other member of the Group for any reason whatsoever.

20

10.8	Any notice or other communication under or in connection with this agreement may be given:

10.8.1	by personal delivery or by sending the same by post, to the Executive at her last known address, or to the address of the place of business at which she performs the whole or substantially the whole of her duties of her office or employment, and to the Company at its registered office and where a notice or other communication is given by post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

10.8.2	to the Executive by electronic communication to her usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

10.9	This agreement constitutes the whole agreement between the parties hereto. The Executive agrees that in entering into this agreement she does not rely on, and shall have no remedy in respect of, any statement, representation, warranty or understanding other than as set out in this agreement. The only remedy available to the Executive in respect of any such statement, representation, warranty or understanding shall be for breach of contract under the terms of this agreement. Nothing in this sub-clause shall operate to exclude liability for fraud.

10.10	The Executive shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. Neither the Company nor any other member of the Group shall be responsible for any failure by the Executive to obtain any such consent or for any tax or other liability to which the Executive may become subject as a result of her exercise of the Option.

10.11	After exercise of the Option and issuance or transfer of the Option Shares, the Executive shall become bound by the provisions of the Articles (a copy of which is appended to and forms part of this agreement) and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles.

10.12

The Executive consents that the Company shall collect and process her personal data for the purposes set out in this agreement and in terms of the Data Protection Act (Cap. 440 of the Laws of Malta) or similar laws in other applicable jurisdictions. The Executive further consents to the processing and release of the information contained herein by the Company (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to any other members of the Group or any third parties in connection with the administration of this Option

21

or for the purpose of complying with any legal obligations. To the extent required by law, the Executive has the right to access data which the Company holds about her, and, where applicable, the right to ask for a rectification or erasure of such data.

10.13	This deed may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

10.14	A person who is not a party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that any person which is obliged to account for any Tax Liability shall be entitled to enforce Clause 4 and that any holding company of the Company (from time to time) may enforce any of the provisions of this agreement (“holding company” having the meaning given in section 1159 Companies Act 2006 for this purpose (but, for the purposes of section 1159(1) of the Companies Act 2006, a company shall be treated as a member of another company if any shares in that other company are registered in the name of either (a) a person by way of security (where the company has provided the security) or (b) a person as nominee for the company)). This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act. The Company may assign any of its rights under this agreement.

10.15	This agreement (including the power of attorney granted hereunder) shall be interpreted and construed in accordance with the laws of England and Wales. The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement.

22

IN WITNESS whereof the parties have executed this agreement as a Deed on the date set out above.

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY P.L.C.	)
acting by a director in the presence	)
of a witness:-)

Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:	King, 10th Floor, Central St Giles

1 St Giles High Street, London WC2H 8AG

Witness’ Occupation:	Solicitor

EXECUTED AS A DEED by	)
[•]	)
in the presence of:-)

Witness’ Signature:

Witness’ Name:

Witness’ Address:	King, 10th Floor, Central St Giles

1 St Giles High Street, London WC2H 8AG

Witness’ Occupation:	Solicitor

23

Schedule 1

General Vesting

For the purposes of this agreement:

1.	one quarter of the Option Shares shall vest 12 months after the Effective Date;

2.	a further one twelfth of the balance of the Option Shares shall vest 15 months after the Effective Date with an additional one twelfth vesting after each 3 month period thereafter (with the intent that 100% of the Option Shares will have vested 48 months after the Effective Date);

and the Option shall be exercisable at any time after the date it has first vested (to the extent vested).

Notwithstanding any of the above:

(a)	no Option Shares shall vest after the date on which the Executive ceases to be employed by any member of the Group (‘Cessation Date’) unless the Board (having obtained the consent of the Investor Director) determines otherwise save that:

(i)	in the event that the relevant member of the Group that is the Executive’s employer terminates her employment (otherwise than in circumstances where it is entitled to do so summarily under the terms of her service agreement) and the Executive’s employer makes a payment in lieu of any part of the contractual notice period, any Option Shares that would have vested under paragraphs 1 and 2 above during the period that would otherwise have been the notice period shall be treated as having vested on the Cessation Date;

(ii)	in the event of a Change of Control Termination occurring, any of the Option Shares that would have vested under paragraphs 1 and 2 above during the 3 calendar years commencing on the date of the Change of Control Termination shall be treated as vested on the Cessation Date; and

(b)	no Option Shares shall vest after the date of a Sale (save to the extent the Board, having obtained the consent of the Investor Director, determines otherwise and save to the extent they vest under paragraph (a)(ii) above);

and, if any of the Option Shares are no longer capable of vesting, the Option shall lapse immediately with respect to those Option Shares that shall not vest.

24

Appendix: Articles of Association of the Company

25

MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

AND

[]

INDIVIDUAL SHADOW OPTION BONUS

AGREEMENT

Note: Exercise of the shadow option on an exit is only permitted to the extent the option has vested

CONTENTS

1	DEFINITIONS	2

2	GRANT OF SHADOW OPTIONS	4

3	PAYMENT	5

4	VARIATION OF SHARE CAPITAL	5

5	MISCELLANEOUS	6

SHADOW OPTION BONUS AGREEMENT DATED

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED, company number C40465, a private limited company whose registered office is at 125/14, The Strand, Gzira, GZR 1027, Malta (the “Company”) and;

(2)	[ ], whose address [ ] Spain (the “Manager”).

RECITALS

(A)	The Manager is a key employee within the Group at the date of this agreement.

(B)	The Company wishes to grant to the Manager the right to subscribe a certain number of Shares in case of a Listing of the Company or, in case of a Sale, receive the Bonus, upon the terms and subject to the conditions of this agreement (the “Agreement”).

(C)	The rights and obligations of the Company under this Agreement could be transferred to any other company of the Group (as defined below) without the need for the Manager’s approval. The term “Company” would hereinafter include the company of the Group to which the rights and obligations set forth under the Agreement could be assigned, as the case may be.

1	DEFINITIONS

1.1	In this Agreement the following words and expressions shall have the following meanings:

“Articles”

means the articles of association of the Company;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

“Bad Leaver”

means any situation in which the Manager ceases to be an Eligible Employee, other than the situation defined as Good Leaver.

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

1

“Bonus”

means the amount of Euros equal to the difference between the Sale Price of the Shares and the Exercise Price multiplied by the number of Shares;

“Business Day”

means any day other than a Saturday, Sunday or a day which, by law, is a bank or legal holiday in Spain. The Business Day shall be deemed to begin at 9am and end at 5pm Madrid time;

“Effective Date”

The date a Liquidity Event occurs;

“Eligible Employee”

means any individual who is an employee of a member of the Group;

“Exercise Price”

means the nominal value of the Shares, adjusted if appropriate pursuant to Clause 4;

“Good Leaver”

means the Manager ceasing to be an employee of any member of the Group:

1.	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

2.	due to dismissal of the Manager by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss; or

3.	in circumstances where the Board determines (subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination) in its absolute discretion the Manager to be a Good Leaver;

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“Investor”

has the meaning given in the Articles;

“Investor Director”

has the meaning given in the Articles;

2

“Liquidity Event”

means either: (i) the Listing of the Company; or (ii) the Sale of the Company, as defined in this Agreement;

“Listing”

means:

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the applicable financial markets act of the jurisdiction in which the Listing takes place as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relative Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

“Sale”

means the completion of any transaction or series of transactions whereby any person or Connected Persons (as defined in the Articles) or group of persons Acting in Concert (as defined in the Articles) purchases or otherwise acquires or obtains the total share capital of the Company;

“Sale Price”

means the price per Share paid in the Sale;

“Share”

means an ordinary share of the capital of the Company that would be subscribed by the Manager immediately after the Listing of the Company;

“Tax Liability”

the amount of Personal Income Tax and/or Social Security contributions (or any similar taxes in any jurisdiction) which the Company or other member of the Group or any other person would be required to account for to the Spanish or any other jurisdiction Tax and Labour Authorities as a consequence of the Manager subscribing the Shares or receiving the Bonus;

1.2	So far as not inconsistent with the context:

(i)	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

3

(ii)	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

(iii)	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this Agreement.

(iv)	The headings to clauses of this Agreement are for convenience only and have no legal effect.

2	GRANT OF SHADOW OPTIONS

2.1	Should a Liquidity Event occur, the Manager is entitled to subscribe a certain number of Shares or receive the Bonus according to the following terms and to the extent the Manager is an Eligible Employee at the occurrence of the Liquidity Event:

2.1.1	In the event of Sale of the Company, the Company hereby grants to the Manager the right, upon the terms and subject to the conditions of this Agreement, to receive the Bonus.

2.1.2	In the event of Listing of the Company, the Company hereby grants to the Manager the right, upon the terms and subject to the conditions of this Agreement, to purchase the Shares.

The maximum number of Shares the Manager would be entitled to subscribe is Seven Thousand Five Hundred (7,500).

Notwithstanding the above, the amount of Shares the Manager would be entitled to subscribe for would be:

•	0 Shares until a one-year period has elapsed since the commencement of the Manager’s employment agreement (“Employment Date”),

•	1/4. of the maximum number of Shares once a 1-year period has elapsed since the Employment Date,

•

a further one twelfth of the amount of Shares after each 3 month period thereafter (with the intent that the Manager will be entitled to subscribe for 100% of the Shares 48 months after the Employment Date),

•	The right to subscribe the Shares or receive the Bonus is granted on the Employment date.

2.2	This right is personal to the Manager. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse immediately.

4

2.3	The right to subscribe the Shares or receive the Bonus would be cancelled on the earliest of the following events:

2.3.1	the tenth anniversary of the date of this Agreement;

2.3.2	the Manager ceasing to be an Eligible Employee in a Bad Leaver situation.

3	PAYMENT

3.1	Should a Sale occur, the Bonus would be paid to the Manager by the Company within 30 days after the completion of the Sale.

3.2	Should a Listing occur, the Company shall approve a share capital increase by means of which the Manager would subscribe to the number of Shares to which they are entitled at the Exercise Price.

3.3	In the event that a Tax Liability becomes due as a consequence of the payment of the Bonus or the subscription of the Shares,

3.3.1	the Company or other member of the Group is able to deduct an amount equal to the whole of the Tax Liability from the amount of the Manager’s Bonus (in case of a Sale); or

3.3.2	the Manager undertakes the obligation to sell an amount of Shares that allows him/her to transfer an amount equal to the Tax Liability to the Company; or

3.3.3	the Manager pays to the Company or other member of the Group an amount equal to the Tax Liability; or

3.3.4	the Manager enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

4	VARIATION OF SHARE CAPITAL

4.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, the limit on the number of Shares available under this Agreement, the number, class and nominal amount of Shares subject to this Agreement (the definition of Shares being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted by the Company subject to the written confirmation by the Auditors that in their opinion such adjustment is fair and reasonable PROVIDED THAT:

5

4.1.1	the aggregate value payable to the Manager is not increased; and

4.1.2	the Exercise Price for a Share is not reduced below its nominal value.

5	MISCELLANEOUS

5.1	This Agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided above in recital C, none of the rights of the parties under this Agreement may be assigned or transferred.

5.2	Notwithstanding any other provision of this Agreement:

5.2.1	this Agreement shall not form part of any contract of employment between the Company or any other member of the Group and the Manager and the rights and obligations of the Manager under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this Agreement and this Agreement shall afford the Manager no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

5.2.2	this Agreement shall not confer on the Manager any legal or equitable rights (other than the right to receive the Bonus or subscribe the Shares in accordance to the terms of this Agreement) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

5.2.3	the Manager shall not be entitled to any compensation or damages for any loss or potential loss which (s)he may suffer by reason of being unable to subscribe the Shares or receive the Bonus in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

5.3	Any notice, demand, proceeding or other communication to be given, made or served hereunder or by reference hereto shall be in writing and:

5.3.1	sent by first class prepaid or registered mail;

5.3.2	delivered personally; or

6

5.3.3	transmitted by facsimile (but not, for the avoidance of doubt, electronic mail), to the party to be served at the addresses hereinbefore given (or at such other address or addresses from time to time notified in writing by or on behalf of any such party or parties to the party serving the same).

5.4	Any such notice, demand, proceedings or other communication given, made or served pursuant to sub-clause 5.3 above shall be deemed to have been received and effectively served:

5.4.1	upon the day of delivery or transmission if delivered by facsimile before the end of a Business Day; or

5.4.2	on the next following Business Day if sent by first class prepaid or registered mail or if transmitted by facsimile or delivered personally after the end of a Business Day or on any other day not being a Business Day.

5.5	This Agreement constitutes the whole agreement between the parties hereto.

5.6	The Manager shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the subscription of the Shares or the receipt of the Bonus. Neither the Company nor any or other member of the Group shall be responsible for any failure by the Manager to obtain any such consent or for any tax or other liability to which the Manager may become subject as a result of this Agreement.

5.7	After the subscription by the Manager of the Shares under the Listing alternative, the Manager shall become bound by the provisions of the Articles of Association (as amended from time to time) of the Company and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles.

5.8	The Company and any other member of the Group may pass personal information about the Manager (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to third parties in connection with the administration of this Agreement or for the purpose of complying with any legal obligations.

5.9	This Agreement may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

5.10	A person who is not a party to this Agreement shall have no right to enforce any term of this Agreement, save that any person which is obliged to account for any Tax Liability (or any employer’s Social Security contributions or similar in any jurisdiction), shall be entitled to enforce clause 3. This clause does not affect any right or remedy of any person which exists or is available.

5.11	This Agreement shall be interpreted and construed in accordance with the laws of England and Wales and any dispute arising in connection with this Agreement will be brought before the Courts of England and Wales

IN WITNESS whereof the parties have executed this Agreement on the date set out above.

EXECUTED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY LIMITED	)
acting by:	)

Director

Director/Secretary

EXECUTED by	)
[ ]	)
in the presence of:	)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

AND

[NAME]

INDIVIDUAL SHADOW OPTION BONUS AGREEMENT

Note: Exercise of the shadow option on an exit is only permitted to the extent the option has vested

CONTENTS

1 DEFINITIONS	2
2 GRANT OF SHADOW OPTIONS	5
3 PAYMENT	6
4 VARIATION OF SHARE CAPITAL	7
5 EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY	7
6 MARKET STANDOFF	9
7 MISCELLANEOUS	10

SHADOW OPTION BONUS AGREEMENT DATED

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED, company number C40465, a private limited company whose registered office is at 125/14, The Strand, Gzira, GZR 1027, Malta (the “Company”) and;

(2)	[Name] of [Address] (the “Manager”).

RECITALS

(A)	The Manager is a key employee within the Group at the date of this agreement.

(B)	The Company wishes to grant to the Manager the right to subscribe for a certain number of Shares in case of a Listing of the Company or, in case of a Sale, receive the Bonus, upon the terms and subject to the conditions of this agreement (the “Agreement”).

(C)	The rights and obligations of the Company under this Agreement could be transferred to any other company of the Group (as defined below) without the need for the Manager’s approval. The term “Company” would hereinafter include the company of the Group to which the rights and obligations set forth under the Agreement could be assigned, as the case may be.

1	DEFINITIONS

1.1	In this Agreement the following words and expressions shall have the following meanings:

“Articles”

means the articles of association of the Company in effect from time to time;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

“Bad Leaver”

means any situation in which the Manager ceases to be an Eligible Employee, other than the situation defined as Good Leaver.

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

2

“Bonus”

means the amount of Euros equal to the difference between the Sale Price of the Shares and the Exercise Price multiplied by the number of Shares that the Bonus is to be paid in respect of;

“Business Day”

means any day other than a Saturday, Sunday or a day which, by law, is a bank or legal holiday in Spain. The Business Day shall be deemed to begin at 9am and end at 5pm Madrid time;

“Effective Date”

The date a Liquidity Event occurs;

“Eligible Employee”

means any individual who is an employee of a member of the Group;

“Exercise Price”

means the nominal value of the Shares (being a sum of [Price], adjusted if appropriate pursuant to Clause 4;

“Good Leaver”

means the Manager ceasing to be an employee of any member of the Group:

1.	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

2.	due to dismissal of the Manager by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss; or

3.	in circumstances where the Board determines (subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination) in its absolute discretion the Manager to be a Good Leaver;

“Grant Date”

means [Date];

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“Investor”

has the meaning given in the Articles;

3

“Investor Director”

has the meaning given in the Articles;

“Liquidity Event”

means either: (i) the Listing of the Company; or (ii) the Sale of the Company, as defined in this Agreement;

“Listing”

means:

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the applicable financial markets act of the jurisdiction in which the Listing takes place as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relative Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

“Sale”

means the completion of any transaction or series of transactions whereby any person or Connected Persons (as defined in the Articles) or group of persons Acting in Concert (as defined in the Articles) purchases or otherwise acquires or obtains the total share capital of the Company save that an Exchange (as defined in Clause 5.1) in respect of which the Manager is requested (by the Company) to release his rights under this Agreement shall not constitute a Sale;

“Sale Price”

means the price per Share paid in the Sale;

“Share”

means an ordinary share of the capital of the Company that would be subscribed for by the Manager immediately after the Listing of the Company;

“Tax Liability”

the amount of Personal Income Tax and/or (to the extent permitted by law) Social Security contributions (or any similar taxes in any jurisdiction) which the Company or other member of the Group or any other person would be required to account for to the Spanish or any other jurisdiction’s Tax and Labour Authorities as a consequence of the Manager subscribing for the Shares or receiving the Bonus;

4

1.2	So far as not inconsistent with the context:

(i)	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

(ii)	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

(iii)	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this Agreement.

(iv)	The headings to clauses of this Agreement are for convenience only and have no legal effect.

2	GRANT OF SHADOW OPTIONS

2.1	Should a Liquidity Event occur, the Manager is entitled to subscribe for a certain number of Shares or receive the Bonus according to the following terms and to the extent the Manager is an Eligible Employee at the occurrence of the Liquidity Event:

2.1.1	In the event of Sale of the Company, the Manager has the right, upon the terms and subject to the conditions of this Agreement, to receive the Bonus.

2.1.2	In the event of Listing of the Company, the Manager has the right, upon the terms and subject to the conditions of this Agreement, to purchase the Shares.

The maximum number of Shares the Manager would be entitled to subscribe for or receive a Bonus in respect of is [Shares].

Notwithstanding the above, the amount of Shares the Manager would be entitled to subscribe for or receive a Bonus in respect of would be measured as at the date of the Sale or Listing on the following basis:

•	0 Shares until a one-year period has elapsed since the commencement of the Manager’s employment agreement (“Employment Date”);

•	1/4. of the maximum number of Shares once a 1-year period has elapsed since the Employment Date; and

•

a further one-twelfth of the amount of Shares after each 3-month period thereafter (with the intent that the Manager will be entitled to subscribe for 100% of the Shares 48 months after the Employment Date).

5

Following the Sale or Listing, the rights granted under this Agreement shall lapse with respect to the number of Shares for which the Manager was not entitled to subscribe on the Listing or receive the Bonus in connection with the Sale.

The right to subscribe for the Shares or receive the Bonus is granted on the Grant Date.

2.2	This right is personal to the Manager. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the rights of the Manager under this Agreement to lapse immediately.

2.3	The right to subscribe for the Shares or receive the Bonus would be cancelled on the earliest of the following events:

2.3.1	the tenth anniversary of the Grant Date;

2.3.2	the Manager ceasing to be an Eligible Employee in a Bad Leaver situation.

3	PAYMENT

3.1	Should a Sale occur, the Bonus would be paid to the Manager by the Company within 30 days after the completion of the Sale.

3.2	Should a Listing occur, the Company shall approve a share capital increase by means of which the Manager would subscribe for the number of Shares to which he is entitled at the Exercise Price.

3.3	In the event that a Tax Liability becomes due as a consequence of the payment of the Bonus or the subscription for the Shares,

3.3.1	the Company or other member of the Group shall be entitled to deduct an amount equal to the whole of the Tax Liability from the amount of the Manager’s Bonus (in case of a Sale); or

3.3.2	the Manager shall (if required by the Company) sell an amount of Shares that allows him/her to transfer an amount equal to the Tax Liability to the Company; or

3.3.3	the Manager shall (if required by the Company) pay to the Company or other member of the Group an amount equal to the Tax Liability; or

3.3.4	the Manager shall enter into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

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4	VARIATION OF SHARE CAPITAL

4.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, the limit on the number of Shares available under this Agreement, the number, class and nominal value of Shares subject to this Agreement (the definition of Shares being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted by the Company subject to the written confirmation by the Auditors that in their opinion such adjustment is fair and reasonable PROVIDED THAT:

4.1.1	the aggregate value payable to the Manager is not increased; and

4.1.2	the Exercise Price for a Share is not reduced below its nominal value.

5	EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY

5.1	If the Company is or is to be the subject of a transaction whereby all or substantially all of the issued share capital of the Company is or is to be exchanged for issued share capital in another company or body corporate, wherever incorporated, (the “New Company”) with the result that (in the reasonable opinion of the Board) the beneficial ownership of the issued share capital in the New Company is (or is to be) substantially the same as the beneficial ownership of the issued share capital in the Company immediately prior to such transaction (the “Exchange”), the Manager shall (if so requested by the Company) release his rights (including his right to subscribe for Shares) under this Agreement (the “Old Option”) in consideration for the grant to him of equivalent rights granted by the New Company (including a right to subscribe for shares in the New Company) (the “New Option”). The determination of such equivalence shall be made in the sole discretion of the Board whose decision shall be final and binding.

5.2	The New Option shall be on terms and conditions that are (in the opinion of the Board) equivalent to the terms and conditions of this Agreement save that where a provision in this Agreement refers to the Company the corresponding provision in the agreement governing the New Option shall instead refer to the New Company, provided that:

5.2.1	the number (and class) of shares in the New Company subject to the New Option may be different to the number (and class) of Shares subject to the Old Option, provided that (in the opinion of the Board) there shall be no material enlargement or dilution of the Manager’s interest; and

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5.2.2	the exercise price payable per share of the New Company under the New Option may be different to the Exercise Price per Share under the Old Option, provided that (i) the exercise price per share of the New Company under the New Option shall be at least the nominal value of such share and (ii) the aggregate exercise price for all of the shares of the New Company subject to the New Option immediately after the Exchange shall be substantially equivalent to the aggregate Exercise Price of all of the Shares subject to the Old Option immediately prior to the Exchange.

5.3	The Manager hereby irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this Agreement and irrevocably authorises the Attorney (on the Manager’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the release of the Old Option and grant of the New Option in connection with the Exchange.

5.4	The Manager hereby authorises the Attorney to:

5.4.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

5.4.2	appoint one or more persons to act as substitute attorney for the Manager and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 5.3 or otherwise) or the revocation of the said mandate given to the Attorney.

5.5	The Manager undertakes:

5.5.1	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney; and

5.5.2	to indemnify each Attorney against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

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5.6	The Manager declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

5.7	The Manager agrees that the power of attorney and other authorities on the terms conferred by or referred to in this Agreement are given by way of security for the performance of the obligations of the Manager and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

5.8	The Board shall notify the Manager as soon as reasonably practicable following the Exchange of the release of the Old Option and the grant of the New Option.

6	MARKET STANDOFF

6.1	The Manager agrees that in the event of a Listing, with respect to any Shares acquired by the Manager pursuant to this Agreement, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of shares in the Company (determined on an as-converted basis immediately prior to Listing) and any other early release provisions permitted by the managing underwriters of the Listing in respect of the Shares, the Manager will not, if requested by the managing underwriter(s) in the initial underwritten sale of shares of the Company to the public (“Listed Shares”) pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Listed Shares or securities convertible into Listed Shares, except for: (i) transfers of shares permitted under Clause 6.2 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this Clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Clause 6.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Clause and to impose stop transfer instructions with respect to the shares until the end of such period. The Manager further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

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6.2	The following transfers will be exempt from Clause 6.1: (i) the transfer of any or all of the shares during the Manager’s lifetime by gift or on the Manager’s death by will or intestacy to any member(s) of Manager’s “Immediate Family” (as defined below) or to a trust for the benefit of the Manager and/or member(s) of the Manager’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of Clause 6.1 will continue to apply to the transferred shares in the hands of such transferee or other recipient. As used herein, the term “Immediate Family” will mean the Manager’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Manager or the Manager’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither is married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they have resided together in the same residence for the last twelve (12) months and intend to do so indefinitely.

7	MISCELLANEOUS

7.1	This Agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided above in recital C and Clause 5, none of the rights of the parties under this Agreement may be assigned or transferred.

7.2	Notwithstanding any other provision of this Agreement:

7.2.1	this Agreement shall not form part of any contract of employment between the Company or any other member of the Group and the Manager and the rights and obligations of the Manager under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this Agreement and this Agreement shall afford the Manager no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

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7.2.2	this Agreement shall not confer on the Manager any legal or equitable rights (other than the right to receive the Bonus or subscribe for the Shares in accordance to the terms of this Agreement) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

7.2.3	the Manager shall not be entitled to any compensation or damages for any loss or potential loss which (s)he may suffer by reason of being unable to subscribe for the Shares or receive the Bonus in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

7.3	Any notice, demand, proceeding or other communication to be given, made or served hereunder or by reference hereto shall be in writing and:

7.3.1	sent by first class prepaid or registered mail;

7.3.2	delivered personally; or

7.3.3	transmitted by facsimile (but not, for the avoidance of doubt, electronic mail),

to the party to be served at the addresses hereinbefore given (or at such other address or addresses from time to time notified in writing by or on behalf of any such party or parties to the party serving the same).

7.4	Any such notice, demand, proceedings or other communication given, made or served pursuant to Clause 7.3 above shall be deemed to have been received and effectively served:

7.4.1	upon the day of delivery or transmission if delivered by facsimile before the end of a Business Day; or

7.4.2	on the next following Business Day if sent by first class prepaid or registered mail or if transmitted by facsimile or delivered personally after the end of a Business Day or on any other day not being a Business Day.

7.5	This Agreement constitutes the whole agreement between the parties hereto.

7.6	The Manager shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the subscription for the Shares or the receipt of the Bonus. Neither the Company nor any or other member of the Group shall be responsible for any failure by the Manager to obtain any such consent or for any tax or other liability to which the Manager may become subject as a result of this Agreement.

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7.7	After the subscription by the Manager for the Shares under the Listing alternative, the Manager shall become bound by the provisions of the Articles and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles.

7.8	The Manager consents that the Company shall collect and process his personal data for the purposes set out in this Agreement and in terms of the Data Protection Act (Cap. 440 of the Laws of Malta) or similar laws in other applicable jurisdictions. The Manager further consents to the processing and release of the information contained herein by the Company (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to any other members of the Group or any third parties in connection with the administration of the rights granted under this Agreement or for the purpose of complying with any legal obligations. To the extent required by law, the Manager has the right to access data which the Company holds about him, and, where applicable, the right to ask for a rectification or erasure of such data.

7.9	This Agreement may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

7.10	A person who is not a party to this Agreement shall have no right to enforce any term of this Agreement, save that any person which is obliged to account for any Tax Liability (or any employer’s Social Security contributions or similar in any jurisdiction), shall be entitled to enforce Clause 3. This Clause does not affect any right or remedy of any person which exists or is available.

7.11	This Agreement shall be interpreted and construed in accordance with the laws of England and Wales and any dispute arising in connection with this Agreement will be brought before the Courts of England and Wales

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IN WITNESS whereof the parties have executed this Agreement as a Deed on the date set out above.

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY LIMITED	)
acting by a director in the presence	)
of a witness:-)
__________________________________
Director

Witness’ Signature:	__________________________________

Witness’ Name:	__________________________________

Witness’ Address:	__________________________________

__________________________________

Witness’ Occupation:	__________________________________

EXECUTED AS A DEED by	)
[NAME]	)	__________________________________
in the presence of:	)

Witness’ Signature:	__________________________________

Witness’ Name:	__________________________________

Witness’ Address:	__________________________________

__________________________________

Witness’ Occupation:	__________________________________

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(1) [NAME]

and

(2) MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

SUBSCRIPTION AGREEMENT

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Subscription Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Subscription Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

This agreement is made on                             between:

(1)	Midasplayer International Holding Company Limited, company number C40465, whose registered office is at 125/14, The Strand, Gzira, GZR 1027 Malta (“Company”); and

(2)	[Name] of [Address] (the “Subscriber”).

1.	BACKGROUND

The Subscriber has acquired and is the holder of [Shares] D1 ordinary shares of [Price] in the Company (“Subscriber Shares”).

The Subscriber has agreed to hold the Subscriber Shares subject to the terms of the Articles and this agreement.

Pursuant to the provisions of this agreement, the Subscriber Shares (or a proportion thereof) will, in certain circumstances and at certain times, be converted into Deferred Shares.

2.	DEFINITIONS AND INTERPRETATION

2.1	In this agreement, the following terms shall have the following meanings and, unless the context requires otherwise, the terms defined in the Articles shall have the same meanings in this agreement:

(a)	“Articles” means the Articles of Association of the Company in force as at the date of this agreement, as may be amended from time to time;

(b)	“ceasing to be an employee” means ceasing to be an employee and/or director of the Company or any Group Member and “ceases to be an employee” shall be construed accordingly. In this definition the Subscriber will be deemed to cease to be an employee and/or director on the Relevant Cessation Date;

(c)	“Conversion Date” the date to be specified by the Subscriber in the relevant Conversion Notice for the Subscriber Shares (or a proportion thereof) to convert into Deferred Shares, being the date determined in accordance with clause 4.1(b) or 4.3(b) (as appropriate);

(d)	“Conversion Number” means the number of Subscriber Shares which are to be the subject of the relevant Conversion Notice, as calculated in accordance with clause 4.1(a) or 4.3(a) (as appropriate);

(e)	“Drag Along Notice” means a Drag Along Notice as defined in the Articles;

(f)	“Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

(g)	“New Shares” has the meaning given in clause 9.3;

(h)	“Relevant Cessation Date” means the date on which the Subscriber ceases to be an employee or director of any Group Member for any reason (including death or bankruptcy) without remaining or immediately becoming an employee or director of any other Group Member or, the date on which the Subscriber gives or is given notice of termination of his contract of employment or the date of occurrence of a repudiatory breach by him of such contract, including a breach caused by the Subscriber failing to come into his place of work (whichever is the earlier);

(i)	“Relevant Tax Liability” means any income tax and national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HM Revenue and Customs or any other tax authority and which arise by reference to:

(i)	the issue of the Subscriber Shares;

(ii)	the transfer of the Subscriber Shares;

(iii)	the redemption or conversion of the Subscriber Shares; and/or

(iv)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) occurring during the ownership of the Subscriber Shares by the Subscriber.

2.2	In this agreement where the context admits:

(a)	reference to the singular includes the plural, reference to any gender includes the other genders;

(b)	reference to a statutory provision includes reference to:

(i)	any order, regulation, statutory instrument or other subsidiary legislation at any time made under it for the time being in force (whenever made);

(ii)	any modification, amendment, consolidation, re-enactment or replacement of it or provision of which it is a modification, amendment, consolidation, re-enactment or replacement;

(c)	reference to a clause, schedule or paragraph is to a clause, schedule or a paragraph of a schedule of or to this agreement respectively;

(d)	reference to the parties to this agreement includes their respective successors, permitted assigns and personal representatives;

(e)	reference to any party to this agreement comprising more than one person includes each person constituting that party;

(f)	the headings are for ease of reference only and shall not affect the construction or interpretation of this agreement.

2.3	For the purposes of this agreement, “Sale” has the meaning given to it in the Articles save that (unless the Board, with the consent of the Investor Director, determines otherwise) no Sale shall be treated as occurring where the person (and Connected Persons and group of persons acting in concert, where relevant) acquiring or obtaining shares in the circumstances which is giving rise to the “Sale” are Apax entities.

3.	TERMS OF SHARE HOLDING

3.1	The Subscriber agrees to hold the Subscriber Shares subject to the terms and conditions of this agreement and the Articles.

3.2	The Subscriber:

(a)	confirms, warrants and undertakes that he is acquiring the Subscriber Shares on his own behalf for investment purposes and not re-sale;

(b)	confirms, warrants and undertakes that in deciding to apply for the Subscriber Shares, he has made his own assessment of the risks and opportunities involved and has not relied upon any warranty, representation, or inducement from any person;

(c)	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of the Subscriber Shares in accordance with the Articles and this agreement;

(d)	undertakes that (if required by the Company) he shall on the date of this agreement enter into an election under section 431(1) Income Tax (Earnings and Pensions) Act 2003 (or any equivalent legislation in any applicable jurisdiction) such that any restrictions attaching to the Subscriber Shares will be ignored when valuing the Subscriber Shares for tax purposes;

(e)	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on his behalf with Her Majesty’s Revenue and Customs (or any equivalent statutory body or taxation authority in any applicable jurisdiction) the restricted and/or unrestricted market value of the Subscriber Shares for tax purposes.

4.	SHARE CONVERSION

4.1	In the event that the Subscriber ceases to be an employee, the Company shall notify the Subscriber in writing, as soon as reasonably practicable before or after the Relevant Cessation Date, by a notice substantially in the form set out in schedule 1 (“Company Conversion Information Notice”) of:

(a)	the number of Subscriber Shares which will be the subject of the Conversion Notice, being the number of Subscriber Shares held by the Subscriber which are not “Vested” (pursuant to schedule 2 to this agreement) as at the Relevant Cessation Date; and

(b)	the date to be specified by the Subscriber in the Conversion Notice for the Subscriber Shares (or a proportion thereof) to convert into Deferred Shares, such date to be a date as soon as reasonably practicable before or after the Relevant Cessation Date.

4.2	In the event a Company Conversion Information Notice is served pursuant to clause 4.1, the Subscriber shall, within 7 days of receipt of the Company Conversion Information Notice, serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of Subscriber Shares equal to the Conversion Number into Deferred Shares with effect from the Conversion Date. This provision is without prejudice to clause 6.1(b)(iii).

4.3	In the event that a Sale is to occur, the Company may notify the Subscriber in writing by service of a Company Conversion Information Notice of:

(a)	the number of Subscriber Shares which will be the subject of the Conversion Notice, being the number of Subscriber Shares which are not “Vested” (pursuant to schedule 2 to this agreement) as at the date of the Sale or (in the case only of a Sale which does not consist of a sale of the entire issued share capital of the Company and only where the Investor Director gives his consent) such number of Subscriber Shares as is determined by the Board; and

(b)	the date to be specified by the Subscriber in the Conversion Notice for the Subscriber Shares (or a proportion thereof) to convert into Deferred Shares, such date to be the date of the Sale (with the Conversion Notice taking effect immediately prior to the relevant Sale).

4.4	In the event a Company Conversion Information Notice is served pursuant to clause 4.3, the Subscriber shall, prior to the Conversion Date (but in any event within 7 days of receipt of the Company Conversion Information Notice), serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of Subscriber Shares equal to the Conversion Number into Deferred Shares on the Conversion Date (taking effect immediately prior to the relevant Sale so that the Conversion Number of Subscriber Shares are converted into Deferred Shares immediately prior to the Sale). This provision is without prejudice to clause 6.1(b)(iii).

5.	SHARE TRANSFER

The Subscriber shall not, otherwise than pursuant to the operation of Articles 11, 12, 13, 14 and 15 of the Articles, without the prior written consent of the Investor Director (such consent to be made subject to such conditions as the Investor Director may require) transfer the Subscriber Shares or enter into any arrangement which may place any Encumbrance on the Subscriber Shares.

6.	POWER OF ATTORNEY

6.1	The Subscriber:

(a)	irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this agreement or in the Articles and irrevocably authorises the Attorney (on the Subscriber’s behalf) to execute all document(s) and to do any and all acts and things as the Attorney shall in its absolute discretion consider necessary in order to give full effect to the terms of this agreement or of the Articles. Every attorney that may be appointed by virtue of this Clause shall be considered to act singly as the true and lawful attorney of the Executive with full power of substitution as specified herein;

(b)	agrees that the Attorney may in his name or otherwise on the Subscriber’s behalf:

(i)	execute any stock transfer form and any other documents and do all things necessary in order to transfer any of the Subscriber Shares or New Shares in accordance with this agreement or the Articles (or the articles of association of the company in which the New Shares are issued) including, without prejudice to the generality to the foregoing, any transfer pursuant to a Drag Along Notice;

(ii)	accept any Company Conversion Information Notice (or other document) served in accordance with this agreement;

(iii)	serve a Conversion Notice (or other document) in accordance with this agreement;

(iv)	receive and comply with a Drag Along Notice;

(v)	make any tax filing or claim for relief or exemption that the Attorney considers necessary or desirable in connection with any transfer referred to at (b)(i) above;

(vi)	approve any alteration to this agreement pursuant to clause 7 or 9;

(vii)	accept and retain any share certificate issued in respect of the Subscriber Shares or New Shares;

(viii)	sign any written resolution of the shareholders of the Company (or of the holders of the relevant class of shares in the Company) that the Board of Directors of the Company considers to be necessary or desirable for the purposes of or in connection with the IPO (as defined below) or any pre-IPO restructuring, reconstruction or amalgamation involving the share capital of the Company (“Resolutions”) including without prejudice to the generality of the foregoing any reorganisation, conversion or reclassification of all or any of the share capital of the Company and/or the alteration, abrogation or variation of the rights attached to the Subscriber Shares; and/or

(ix)	in lieu of signing a written resolution as aforesaid, to appoint a proxy to attend and vote on his or her behalf on any Resolutions to be proposed at a general meeting of the Company at the discretion of the Attorney and to approve, in writing or otherwise, any consent to the convening of any such meeting at short notice.

6.2	The Subscriber hereby authorises the Attorney to:

(a)	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise and vary or revoke such delegation at any time; and

(b)	appoint one or more persons to act as substitute attorney for the Subscriber and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 6.3 or otherwise) or the revocation of the said mandate given to the Attorney.

6.3	The Subscriber undertakes:

(a)	not to exercise any power conferred on the Attorney by this power of attorney without the Attorney’s consent;

(b)	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Subscriber in its capacity as the registered holder of the Subscriber Shares or New Shares;

(c)	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

(d)	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

6.4	The Subscriber declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

6.5	The Attorney is expressly authorized to act under this Power of Attorney.

6.6	The Subscriber agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, gross negligence or wilful misconduct).

6.7	The Subscriber agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement, including but not limited to the authority granted in terms of clause 3.2(e) of this agreement, are given by way of security for the performance of the obligations of the Subscriber and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

7.	MISCELLANEOUS

7.1	This agreement shall not form part of the contract of employment of the Subscriber and shall not entitle the Subscriber to any additional employment rights not set out in their contract of employment. The rights and obligations of the Subscriber under the terms of his office or employment shall not be affected by his participation in this agreement and the Subscriber shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever (including unfair or wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under this agreement or losing entitlement to the Subscriber Shares as a result of such termination. No such participation, rights or benefits shall be taken into account for the purposes of calculating the amount of benefits payable to any pension fund. Subscriber Shares held pursuant to this agreement shall not constitute any representation or warranty that any benefit will accrue to any individual who holds those Subscriber Shares.

7.2	The terms of this agreement shall in all respects be administered by the board of directors of the Company, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the board of directors for the time being of the Company shall be final and binding upon all persons. It is expressly agreed and understood by and between the parties to this agreement that: from time to time during the term hereof there may be information relating to the Company and/or the Group which is considered by the board of directors to be of a commercially sensitive nature and/or which it would not be in the best interests of the Company to disclose to all shareholders of the Company, and accordingly disclosure of such information to the Subscriber should be withheld; the determination as to what information shall fall within this category is considered to constitute a question related to this agreement on which the decision of the board of directors for the time being of the Company shall be final and binding upon all persons as aforesaid; and that for all intents and purposes the Subscriber hereby grants his unconditional waiver to the right to receive such information as the board of directors may determine from time to time, including during or for the purposes of a general meeting of the shareholders of the Company.

7.3	Subject to clause 9.2 and 9.3, the board of directors for the time being of the Company may at any time and from time to time make any alteration to this agreement which it thinks fit provided that:

(a)	any alteration to this agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group Member or the Subscriber, may be made without the consent of the Subscriber; and

(b)	(subject to clause 7.3(a)) no alteration which would materially and unfairly increase the liability of the Subscriber or materially and unfairly decrease the value of his subsisting rights under this agreement shall be made without the Subscriber’s prior written consent.

8.	TAX INDEMNITY

The Subscriber covenants with the Company to allow the Company or any other Group Member (in each case a “Relevant Payer”) to recover from him (to the extent permitted by law) all and any Relevant Tax Liability and hereby indemnifies and will keep indemnified on a continuing basis each Relevant Payer in respect of any Relevant Tax Liability (to the extent permitted by law). For the purposes of such indemnity, but without prejudice to the right of any Relevant Payer to enforce the indemnity in any other way:

(a)	the Subscriber authorises (for all purposes, including Part II of the Employment Rights Act 1996) the Relevant Payer (or his employing company if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the Relevant Payer, would be equal to any Relevant Tax Liability from any payment made to or in respect of the Subscriber by the employing company or the Relevant Payer on or after the date of the event which gives rise to the Relevant Tax Liability;

(b)	the Subscriber agrees (to the extent permitted by law) to pay to the Relevant Payer an amount sufficient to satisfy all Relevant Tax Liability to the extent that such liabilities are not recovered from the Subscriber pursuant to clause 8(a) or otherwise to enter into such arrangements as the Company may consider appropriate to recover from the Subscriber the amount of any Relevant Tax Liability.

9.	VARIATIONS

9.1	Subject to clause 7.3 and the following provisions of this clause 9, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

9.2	In the event that any of the Subscriber Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles in connection with a Listing, then the board of directors for the time being of the Company may (by simple board resolution) make any alteration to this agreement which it thinks fit so that the provisions of this agreement apply (from and after the relevant conversion) in respect of the shares into which the Subscriber Shares have converted (including, for the avoidance of doubt, so that the provisions of schedule 2 apply to determine the extent to which (and when) the shares into which the Subscriber Shares have converted shall be treated as “Vested” with the intention that 100% of such shares will be “Vested” on the same date as 100% of the Subscriber Shares would have “Vested” under that schedule).

9.3	If the Subscriber Shares are exchanged for, converted into, or otherwise become shares of another corporation or company, wherever incorporated, (the “New Shares”), this agreement shall apply to the New Shares (in lieu of the Subscriber Shares) and shall be construed as if all references to the Company were to such other corporation or company, as if all references to the Subscriber Shares were to the New Shares and as if all references to the Articles were to the corresponding provisions of the constitutional documents of such other corporation or company and the Board may (by simple board resolution) unilaterally amend the terms of this agreement in such manner as it shall determine to be necessary or desirable:

(a)	such that it relates to the New Shares acquired by the Subscriber (rather than the Subscriber Shares, save in respect of the provisions of clause 8 (which may be amended so that the indemnity provisions are given in respect of both the Subscriber Shares and the New Shares)), including to adjust the number of such shares in such manner as the Board determines in its sole discretion is fair and equitable;

(b)	to reflect the fact that the New Shares relate to another corporation or company, including a foreign corporation or company, as the case may be, (rather than the Company);

(c)	to take account of any other matters (such as, without limitation, variations between the Articles and the constitutional documents governing the other corporation or company in which the New Shares are issued and in the case of the corporation or company being incorporated in another jurisdiction, differences between the laws of Malta and the laws applicable to such company or corporations) that the Board considers necessary or desirable to give effect to the commercial intention of the arrangement envisaged by this agreement; and/or

(d)	so that the provisions of schedule 2 shall apply to the New Shares for the purposes of determining the extent to which (and when) the New Shares shall be treated as “Vested” with the intention that 100% of such shares will be “Vested” on the same date as 100% of the Subscriber Shares would have “Vested” under that schedule.

10.	MARKET STANDOFF

10.1	The Subscriber agrees that, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of A ordinary shares in the Company (determined on an as-converted into A ordinary shares basis), the Subscriber will not, if requested by the managing underwriter(s) in the initial underwritten sale of A ordinary shares of the Company to the public pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any A ordinary shares or securities convertible into A ordinary shares, except for: (i) transfers of shares permitted under clause 10.2 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this clause 10.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this clause and to impose stop transfer instructions with respect to the shares until the end of such period. The Subscriber further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

10.2

The following transfers will be exempt from clause 10.1: (i) the transfer of any or all of the shares during the Subscriber’s lifetime by gift or on the Subscriber’s death by will or intestacy to any member(s) of the Subscriber’s “Immediate Family” (as defined below) or to a trust for the benefit of the Subscriber and/or member(s) of the Subscriber’s Immediate Family, provided that each transferee or other recipient agrees in writing satisfactory to the Company that the provisions of clause 10.1 will continue to apply to the transferred shares in the hands of such transferee or other recipient. As used herein, the term “Immediate Family” will mean the Subscriber’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Subscriber or the Subscriber’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

10.3	Where the Subscriber Shares are exchanged for, converted into, or otherwise become New Shares, clauses 10.1 and 10.2 shall apply as if references to the Company were to the company in which the New Shares are issued.

11.	NOTICES

Any notice or other communication under or in connection with this agreement may be given:

(a)	by personal delivery or by sending the same by post, to the Subscriber at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

(b)	to the Subscriber by electronic communication to their usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

12.	FURTHER ASSURANCE

Each of the parties agrees that it shall execute or procure to be done and executed all such acts, deeds, documents and things as may be necessary to give effect to this agreement.

13.	COUNTERPARTS

This agreement may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

14.	THIRD PARTY RIGHTS

A person who is not party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that a Relevant Payer shall be entitled to enforce the provisions of Clause 8 and that any holding company of the Company (from time to time) may enforce any of the provisions of this agreement (“holding company” having the meaning given in section 1159 Companies Act 2006 for this purpose). This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act. The Company may assign any of its rights under this agreement.

15.	GOVERNING LAW AND JURISDICTION

15.1	This agreement, including, for the avoidance of doubt, the power of attorney granted in terms of clause 6 hereof, shall be governed by and construed in accordance with the laws of England.

15.2	The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this agreement shall be brought in such courts.

This agreement is executed and delivered as a Deed on the date set out on the first page of this agreement.

Signed as a deed, but not delivered until the first date specified on page 1, by [NAME] in the presence of:	) ) )	Signature __________________________

Witness signature	__________________________

Witness name	__________________________
(block capitals)

Witness address	__________________________

__________________________

__________________________

Executed as a deed, but not delivered until the first date specified on page 1, by MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED by a	) ) ) )
director in the presence of a witness:		Signature	________________________

		Name (block capitals)	________________________
Director

Witness signature	__________________________

Witness name	__________________________
(block capitals)

Witness address	__________________________

__________________________

__________________________

SCHEDULE 1

Company Conversion Information Notice

To: [Subscriber]

[Address]

Date:

This notice is served pursuant to clause 4 of the share subscription agreement entered between you and Midasplayer International Holding Company Limited (“Company”) on [    ], relating to your acquisition of [number and class ] shares (“Subscription Agreement”).

Pursuant to clause 4 of the Subscription Agreement, you are required to serve a notice on the Company in the form attached, requesting that the Conversion Number (as specified below) of your Subscriber Shares (as defined in the Subscription Agreement) convert into Deferred Shares on the Conversion Date (as specified below):

Conversion Number:

Conversion Date:

______________________________

On behalf of Midasplayer International Holding Company Limited

Conversion Notice

To:	Midasplayer International Holding Company Limited

[Address]

Date: [                 ]

Dear Sirs,

Conversion Notice

This notice is served pursuant to Article 7.7 of the articles of association (“Articles”) of Midasplayer International Holding Company Limited. In accordance with the Articles, notice is hereby given that the number of [    ] shares specified below shall convert into Deferred Shares on the Conversion Date specified below. [It is acknowledged that this conversion is intended to take effect immediately prior to the relevant Sale.]

Conversion Number of [[D1] [D2] Ordinary Shares]:____________

Conversion Date:____________

Signed____________

By [Subscriber] [acting by [insert name of agent / attorney] being such person’s duly appointed [agent / or attorney]]

[[and in the case of a notice exercised by an attorney]

Witnessed by:      [Witness signature]

Witness name:     [Insert name of witness]

Witness address: [Insert address]]

SCHEDULE 2

For the purposes of this agreement:

[Vesting Schedule]

Notwithstanding any of the above, no Subscriber Shares shall “Vest” after the date on which the Subscriber ceases to be employed by (or a director of) the Company or any member of the Group unless the Board (having obtained the consent of the Investor Director) determines otherwise.

(1) [Name]

and

(2) MIDASPLAYER INTERNATIONAL HOLDING COMPANY

LIMITED

SUBSCRIPTION AGREEMENT

DATE

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Subscription Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Subscription Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

This agreement is made on                     2011 between:

(1)	Midasplayer International Holding Company Limited, company number C40465, whose registered office is at 125/14, The Strand, Gzira, GZR 1027 Malta (“Company”); and

(2)	•of • (“Employee”).

1.	BACKGROUND

The Employee has acquired and is the holder of •D1 ordinary shares in the Company (“Employee Shares”).

The Employee has agreed to hold the Employee Shares subject to the terms of the Articles and this agreement.

Pursuant to the provisions of this agreement, the Employee Shares (or a proportion thereof) will, in certain circumstances and at certain times, be converted into Deferred Shares.

2.	DEFINITIONS AND INTERPRETATION

2.1	In this agreement, the following terms shall have the following meanings and, unless the context requires otherwise, the terms defined in the Articles shall have the same meanings in this agreement:

(a)	“Articles” means the Articles of Association of the Company adopted on 14 November 2011, as amended from time to time;

(b)	“Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

(c)	“Relevant Tax Liability” means any income tax and national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HM Revenue and Customs or any other tax authority and which arise by reference to:

(i)	the issue of the Employee Shares;

(ii)	the transfer of the Employee Shares;

(iii)	the redemption or conversion of the Employee Shares; and/or

(iv)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 occurring during the ownership of the Employee Shares by the Employee.

2.2	In this agreement where the context admits:

(a)	reference to the singular includes the plural, reference to any gender includes the other genders;

(b)	reference to a statutory provision includes reference to:

(i)	any order, regulation, statutory instrument or other subsidiary legislation at any time made under it for the time being in force (whenever made);

(ii)	any modification, amendment, consolidation, re-enactment or replacement of it or provision of which it is a modification, amendment, consolidation, re-enactment or replacement;

(c)	reference to a clause, schedule or paragraph is to a clause, schedule or a paragraph of a schedule of or to this agreement respectively;

(d)	reference to the parties to this agreement includes their respective successors, permitted assigns and personal representatives;

(e)	reference to any party to this agreement comprising more than one person includes each person constituting that party;

(f)	the headings are for ease of reference only and shall not affect the construction or interpretation of this agreement.

3.	TERMS OF SHARE HOLDING

3.1	The Employee agrees to hold the Employee Shares subject to the terms and conditions of this agreement and the Articles.

3.2	The Employee:

(a)	confirms, warrants and undertakes that he is acquiring the Employee Shares on his own behalf for investment purposes and not re-sale;

(b)	confirms, warrants and undertakes that in deciding to apply for the Employee Shares, he has made his own assessment of the risks and opportunities involved and has not relied upon any warranty, representation, or inducement from any person;

(c)	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of the Employee Shares in accordance with the Articles and this agreement;

(d)	undertakes that (if required by the Company) he shall on the date of this agreement enter into an election under section 431(1) Income Tax (Earnings and Pensions) Act 2003 such that any restrictions attaching to the Employee Shares will be ignored when valuing the Employee Shares for tax purposes;

(e)	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on his behalf with Her Majesty’s Revenue and Customs the restricted and/or unrestricted market value of the Employee Shares for tax purposes.

4.	NOT USED

5.	SHARE TRANSFER

The Employee shall not, otherwise than pursuant to the operation of Articles 11, 12, 13, 14 and 15 of the Articles, without the prior written consent of the Investor Director (such consent to be made subject to such conditions as the Investor Director may require) transfer the Employee Shares or enter into any arrangement which may place any Encumbrance on the Employee Shares.

6.	POWER OF ATTORNEY

6.1	The Employee:

(a)	irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this agreement and irrevocably authorises the Attorney (on the Employee’s behalf) to execute all document(s) and to do any and all acts and things as the Attorney shall in its absolute discretion consider necessary in order to give full effect to the terms of this agreement;

(b)	agrees that the Attorney may in his name or otherwise on the Employee’s behalf:

(i)	execute any stock transfer form and do all things necessary in order to transfer any of the Employee Shares in accordance with this agreement or the Articles;

(ii)	approve any alteration to this agreement pursuant to clause 7; and/or

(iii)	accept and retain any share certificate issued by the Company in respect of the Employee Shares.

6.2	The Attorney may:

(a)	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise and vary or revoke such delegation at any time; and

(b)	appoint one or more persons to act as substitute attorney for the Employee and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment.

6.3	The Employee undertakes:

(a)	not to exercise any power conferred on the Attorney by this power of attorney without the Attorney’s consent;

(b)	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Employee in its capacity as the registered holder of the Employee Shares;

(c)	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney; and

(d)	to indemnify each Attorney against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

6.4	The Employee declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

6.5	The Employee agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the person concerned and are irrevocable in accordance with section 4 of the Powers of Attorney Act 1971. Such power of attorney shall be irrevocable except with written consent of the Attorney.

7.	MISCELLANEOUS

7.1	This agreement shall not form part of the contract of employment of the Employee and shall not entitle the Employee to any additional employment rights not set out in their contract of employment. The rights and obligations of the Employee under the terms of his office or employment shall not be affected by his participation in this agreement and the Employee shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever (including unfair or wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under this agreement or losing entitlement to the Employee Shares as a result of such termination. No such participation, rights or benefits shall be taken into account for the purposes of calculating the amount of benefits payable to any pension fund. Employee Shares held pursuant to this agreement shall not constitute any representation or warranty that any benefit will accrue to any individual who holds those Employee Shares.

7.2	The terms of this agreement shall in all respects be administered by the board of directors of the Company, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the board of directors for the time being of the Company shall be final and binding upon all persons.

7.3	Subject to clause 9.2, the board of directors for the time being of the Company may at any time and from time to time make any alteration to this agreement which it thinks fit provided that:

(a)	any alteration to this agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group Member or the Employee may be made without the consent of the Employee; and

(b)	(subject to clause 7.3(a)) no alteration which would materially and unfairly increase the liability of the Employee or materially and unfairly decrease the value of his subsisting rights under this agreement shall be made without the Employee’s prior written consent.

8.	TAX INDEMNITY

The Employee covenants with the Company to allow the Company or any other Group Member (in each case a “Relevant Payer”) to recover from him (to the extent permitted by law) all and any Relevant Tax Liability and hereby indemnifies and will keep indemnified on a continuing basis each Relevant Payer in respect of any Relevant Tax Liability (to the extent permitted by law). For the purposes of such indemnity, but without prejudice to the right of any Relevant Payer to enforce the indemnity in any other way:

(a)	the Employee authorises (for all purposes, including Part II of the Employment Rights Act 1996) the Relevant Payer (or his employing company if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the Relevant Payer, would be equal to any Relevant Tax Liability from any payment made to or in respect of the Employee by the employing company or the Relevant Payer on or after the date of the event which gives rise to the Relevant Tax Liability;

(b)	the Employee agrees (to the extent permitted by law) to pay to the Relevant Payer an amount sufficient to satisfy all Relevant Tax Liability to the extent that such liabilities are not recovered from the Employee pursuant to clause 8(a) or otherwise to enter into such arrangements as the Company may consider appropriate to recover from the Employee the amount of any Relevant Tax Liability.

9.	VARIATIONS

9.1	Subject to clause 7.3 and the following provisions of this clause 9, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

9.2	In the event that any of the Employee Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles in connection with a Listing, then the board of directors for the time being of the Company may (by simple board resolution) make any alteration to this agreement which it thinks fit so that the provisions of this agreement apply (from and after the relevant conversion) in respect of the shares into which the Employee Shares have converted (including, for the avoidance of doubt, so that the provisions of schedule 2 apply to determine the extent to which (and when) the shares into which the Employee Shares have converted shall be treated as “Vested” with the intention that 100% of such shares will be “Vested” on the same date as 100% of the Employee Shares would have “Vested” under that schedule).

10.	NOTICES

Any notice or other communication under or in connection with this agreement may be given:

(a)	by personal delivery or by sending the same by post, to the Employee at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

(b)	to the Employee by electronic communication to their usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

11.	FURTHER ASSURANCE

Each of the parties agrees that it shall execute or procure to be done and executed all such acts, deeds, documents and things as may be necessary to give effect to this agreement.

12.	COUNTERPARTS

This agreement may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

13.	THIRD PARTY RIGHTS

A person who is not party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that a Relevant Payer shall be entitled to enforce the provisions of Clause 8. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

14.	GOVERNING LAW AND JURISDICTION

14.1	This agreement shall be governed by and construed in accordance with the laws of England.

14.2	The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this agreement shall be brought in such courts.

This agreement is executed and delivered as a Deed on the date set out on the first page of this agreement.

Signed as a deed, but not delivered until the	)
first date specified on page 1, by • in the	)
presence of:	)	Signature

Witness signature

Witness name
(block capitals)

Witness address

Executed as a deed, but not delivered until	)
the first date specified on page 1, by	)
MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED by a director in the presence of a witness:	) )	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

(1)

and

(2) MIDASPLAYER INTERNATIONAL HOLDING COMPANY

LIMITED

and

(3)

SUBSCRIPTION AGREEMENT

DATE

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Subscription Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Subscription Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

This agreement is made on                      between:

(1)	(“GFC”);

(2)	Midasplayer International Holding Company Limited, company number C40465, whose registered office is at 125/14, The Strand, Gzira, GZR 1027 Malta (“Company”); and

(3)	(“Employee”).

1.	BACKGROUND

GFC has acquired and is the holder of                      D1 ordinary shares of €                      in the Company (“GFC Shares”).

GFC has agreed to hold the GFC Shares subject to the terms of the Articles and this agreement.

Pursuant to the provisions of this agreement, the GFC Shares (or a proportion thereof) will, in certain circumstances and at certain times, be converted into Deferred Shares.

2.	DEFINITIONS AND INTERPRETATION

2.1.	In this agreement, the following terms shall have the following meanings and, unless the context requires otherwise, the terms defined in the Articles shall have the same meanings in this agreement:

(a)	“Articles” means the Articles of Association of the Company adopted on as amended from time to time;

(b)	“ceasing to be an employee” means ceasing to be an employee and/or director of or consultant to the Company or any Group Member and “ceases to be an employee” shall be construed accordingly. In this definition the Employee will be deemed to cease to be an employee and/or director and/or consultant on the Relevant Cessation Date;

(c)	“Conversion Date” the date to be specified by GFC in the relevant Conversion Notice for the GFC Shares (or a proportion thereof) to convert into Deferred Shares, being the date determined in accordance with clause 4.1(b) or 4.3(b) (as appropriate);

(d)	“Conversion Number” means the number of GFC Shares which are to be the subject of the relevant Conversion Notice, as calculated in accordance with clause 4.1(a) or 4.3(a) (as appropriate);

(e)	“Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

(f)	“Relevant Cessation Date” means the date on which the Employee ceases to be an employee or director of or a consultant to any Group Member for any reason (including death or bankruptcy) without remaining or immediately becoming an employee or director of or a consultant to any other Group Member or, the date on which the Employee gives or is given notice of termination of his contract of employment or letter of appointment or the date of occurrence of a repudiatory breach by him of such contract or letter of appointment, including a breach caused by the Employee failing to come Into his place of work (whichever is the earlier);

(g)	“Relevant Tax Liability” means any income tax and national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HM Revenue and Customs or any other tax authority and which arise by reference to:

(i)	the issue of the GFC Shares;

(ii)	the transfer of the GFC Shares;

(iii)	the redemption or conversion of the GFC Shares; and/or

(iv)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 occurring during the ownership of the GFC Shares by GFC.

2.2.	In this agreement where the context admits:

(a)	reference to the singular includes the plural, reference to any gender includes the other genders;

(b)	reference to a statutory provision includes reference to:

(i)	any order, regulation, statutory instrument or other subsidiary legislation at any time made under it for the time being in force (whenever made);

(ii)	any modification, amendment, consolidation, re-enactment or replacement of it or provision of which it is a modification, amendment, consolidation, re-enactment or replacement;

(c)	reference to a clause, schedule or paragraph is to a clause, schedule or a paragraph of a schedule of or to this agreement respectively;

(d)	reference to the parties to this agreement includes their respective successors, permitted assigns and personal representatives;

(e)	reference to any party to this agreement comprising more than one person includes each person constituting that party;

(f)	the headings are for ease of reference only and shall not affect the construction or interpretation of this agreement.

2.3.	For the purposes of this agreement, “Sale” has the meaning given to it in the Articles save that (unless the Board, with the consent of the Investor Director, determines otherwise) no Sale shall be treated as occurring where the person (and Connected Persons and group of persons acting in concert, where relevant) acquiring or obtaining shares in the circumstances which is giving rise to the “Sale” are Apax entities.

3.	TERMS OF SHARE HOLDING

3.1.	GFC agrees to hold the GFC Shares subject to the terms and conditions of this agreement and the Articles.

3.2.	GFC:

(a)	confirms, warrants and undertakes that it is acquiring the GFC Shares on its own behalf for investment purposes and not re-sale;

(b)	confirms, warrants and undertakes that in deciding to apply for the GFC Shares, it has made its own assessment of the risks and opportunities involved and has not relied upon any warranty, representation, or inducement from any person;

(c)	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of the GFC Shares in accordance with the Articles and this agreement;

(d)	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on its behalf with Her Majesty’s Revenue and Customs the restricted and/or unrestricted market value of the GFC Shares for tax purposes.

3.3.	The Employee undertakes that (if required by the Company) he shall on the date of this agreement enter into an election under section 431(1) Income Tax (Earnings and Pensions) Act 2003 such that any restrictions attaching to the GFC Shares will be ignored when valuing the GFC Shares for tax purposes.

4.	SHARE CONVERSION

4.1.	In the event that the Employee ceases to be an employee, the Company shall notify GFC in writing, as soon as reasonably practicable before or after the Relevant Cessation Date, by a notice substantially in the form set out in schedule 1 (“Company Conversion Information Notice”) of:

(a)	the number of GFC Shares which will be the subject of the Conversion Notice, being the number of GFC Shares held by GFC which are not “Vested” (pursuant to schedule 2 to this agreement) as at the Relevant Cessation Date; and

(b)	the date to be specified by GFC in the Conversion Notice for the GFC Shares (or a proportion thereof) to convert into Deferred Shares, such date to be a date as soon as reasonably practicable before or after the Relevant Cessation Date.

4.2.	In the event a Company Conversion Information Notice is served pursuant to clause 4.1, GFC shall, within 7 days of receipt of the Company Conversion Information Notice, serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of GFC Shares equal to the Conversion Number into Deferred Shares with effect from the Conversion Date.

4.3.	In the event that a Sale is to occur, the Company may notify GFC in writing by service of a Company Conversion Information Notice of:

(a)	the number of GFC Shares which will be the subject of the Conversion Notice, being the number of GFC Shares which are not “Vested” (pursuant to schedule 2 to this agreement) as at the date of the Sale or (in the case only of a Sale which does not consist of a sale of the entire issued share capital of the Company and only where the Investor Director gives his consent) such number of GFC Shares as is determined by the Board; and

(b)	the date to be specified by GFC in the Conversion Notice for the GFC Shares (or a proportion thereof) to convert into Deferred Shares, such date to be the date of the Sale (with the Conversion Notice taking effect immediately prior to the relevant Sale).

4.4.	In the event a Company Conversion Information Notice is served pursuant to clause 4.3, GFC shall, prior to the Conversion Date (but in any event within 7 days of receipt of the Company Conversion Information Notice), serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of GFC Shares equal to the Conversion Number into Deferred Shares on the Conversion Date (taking effect immediately prior to the relevant Sale so that the Conversion Number of GFC Shares are converted into Deferred Shares immediately prior to the Sale).

5.	SHARE TRANSFER

GFC shall not, otherwise than pursuant to the operation of Articles 11, 12, 13, 14 and 15 of the Articles, without the prior written consent of the Investor Director (such consent to be made subject to such conditions as the Investor Director may require) transfer the GFC Shares or enter into any arrangement which may place any Encumbrance on the GFC Shares.

6.	POWER OF ATTORNEY

6.1.	GFC and the Employee each:

(a)	irrevocably appoint the Company as their attorney (“Attorney”) for all purposes referred to in this agreement and irrevocably authorises the Attorney (on GFC’s or the Employee’s (as appropriate) behalf) to execute all document(s) and to do any and all acts and things as the Attorney shall in its absolute discretion consider necessary in order to give full effect to the terms of this agreement;

(b)	agree that the Attorney may in the name of GFC or the Employee (as appropriate) or otherwise on GFC’s or the Employee’s behalf:

(i)	execute any stock transfer form and do all things necessary in order to transfer any of the GFC Shares in accordance with this agreement or the Articles;

(ii)	accept any Company Conversion Information Notice served in accordance with this agreement;

(iii)	serve a Conversion Notice in accordance with this agreement;

(iv)	approve any alteration to this agreement pursuant to clause 7; and/or

(v)	accept and retain any share certificate issued by the Company in respect of the GFC Shares.

6.2.	The Attorney may:

(a)	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise and vary or revoke such delegation at any time; and

(b)	appoint one or more persons to act as substitute attorney for GFC or the Employee (as appropriate) and to exercise one or more of the powers conferred on the Attorney, by this power of attorney and revoke any such appointment.

6.3.	GFC and the Employee each undertake:

(a)	not to exercise any power conferred on the Attorney by this power of attorney without the Attorney’s consent;

(b)	to promptly notify the Attorney of, and deliver to the Attorney, anything received by GFC in its capacity as the registered holder of the GFC Shares;

(c)	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney; and

(d)	to indemnify each Attorney against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

6.4.	GFC and the Employee each declare that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

6.5.	GFC and the Employee each agree that the powers of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the person concerned and are irrevocable in accordance with section 4 of the Powers of Attorney Act 1971. Such powers of attorney shall be irrevocable except with written consent of the Attorney.

7.	MISCELLANEOUS

7.1.	This agreement shall not form part of the contract of employment of the Employee and shall not entitle the Employee to any additional employment rights not set out in their contract of employment. The rights and obligations of the Employee under the terms of his office or employment shall not be affected by his or GFC’s participation in this agreement and the Employee shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever (including unfair or wrongful dismissal) insofar as those rights arise or may arise from the Employee or GFC ceasing to have rights under this agreement or losing entitlement to the GFC Shares as a result of such termination. No such participation, rights or benefits shall be taken into account for the purposes of calculating the amount of benefits payable to any pension fund. GFC Shares held pursuant to this agreement shall not constitute any representation or warranty that any benefit will accrue to any individual or entity that holds those GFC Shares.

7.2.	The terms of this agreement shall in all respects be administered by the board of directors of the Company, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the board of directors for the time being of the Company shall be final and binding upon all persons.

7.3.	Subject to clause 9.2, the board of directors for the time being of the Company may at any time and from time to time make any alteration to this agreement which it thinks fit provided that:

(a)	any alteration to this agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group Member, GFC or the Employee may be made without the consent of GFC and/or the Employee; and

(b)	(subject to clause 7.3(a)) no alteration which would materially and unfairly increase the liability of GFC or the Employee or materially and unfairly decrease the value of its or his subsisting rights under this agreement shall be made without GFC’s or the Employee’s (as appropriate) prior written consent.

7.4.	The Employee hereby waives any rights he may have to receive any shares in the capital of the Company pursuant to his letter of appointment dated under which he was appointed as a non-executive director of the Company.

8.	TAX INDEMNITY

GFC and the Employee jointly and severally covenant with the Company to allow the Company or any other Group Member (in each case a “Relevant Payer”) to recover from them (to the extent permitted by law) all and any Relevant Tax Liability and hereby indemnify and will keep indemnified on a continuing basis each Relevant Payer in respect of any Relevant Tax Liability (to the extent permitted by law). For the purposes of such indemnity, but without prejudice to the right of any Relevant Payer to enforce the indemnity in any other way:

(a)	GFC and the Employee authorise (for all purposes, including Part II of the Employment Rights Act 1996) the Relevant Payer (or, in the case of the Employee, his employing company if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the Relevant Payer, would be equal to any Relevant Tax Liability from any payment made to or in respect of GFC or the Employee by the employing company or the Relevant Payer on or after the date of the event which gives rise to the Relevant Tax Liability;

(b)	GFC and the Employee agree (to the extent permitted by law) to pay to the Relevant Payer an amount sufficient to satisfy all Relevant Tax Liability to the extent that such liabilities are not recovered from GFC or the Employee pursuant to clause 8(a) or otherwise to enter into such arrangements as the Company may consider appropriate to recover from GFC or the Employee the amount of any Relevant Tax Liability.

9.	VARIATIONS

9.1.	Subject to clause 7.3 and the following provisions of this clause 9, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

9.2.	In the event that any of the GFC Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles in connection with a Listing, then the board of directors for the time being of the Company may (by simple board resolution) make any alteration to this agreement which it thinks fit so that the provisions of this agreement apply (from and after the relevant conversion) in respect of the shares into which the GFC Shares have converted (including, for the avoidance of doubt, so that the provisions of schedule 2 apply to determine the extent to which (and when) the shares into which the GFC Shares have converted shall be treated as “Vested” with the intention that 100% of such shares will be ‘Vested” on the same date as 100% of the GFC Shares would have “Vested” under that schedule).

10.	NOTICES

Any notice or other communication under or in connection with this agreement may be given:

(a)	by personal delivery or by sending the same by post, to the Employee at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to GFC or the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

(b)	to the Employee by electronic communication to their usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

11.	FURTHER ASSURANCE

Each of the parties agrees that it shall execute or procure to be done and executed all such acts, deeds, documents and things as may be necessary to give effect to this agreement.

12.	COUNTERPARTS

This agreement may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

13.	THIRD PARTY RIGHTS

A person who is not party to this agreement shall have no right tinder the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that a Relevant Payer shall be entitled to enforce the provisions of Clause 8. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

14.	GOVERNING LAW AND JURISDICTION

14.1.	This agreement shall be governed by and construed in accordance with the laws of England.

14.2.	The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this agreement shall be brought in such courts.

This agreement is executed and delivered as a Deed on the date set out on the first page of this agreement.

Executed as a deed, but not delivered until the first	)
date specified on page 1, by	)
by a director in the presence of a witness:	) )

Signature
Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

Executed as a deed, but not delivered until the first	)
date specified on page 1, by MIDASPLAYER	)
INTERNATIONAL HOLDING COMPANY	)
LIMITED by a director in the presence of a	)
witness:	)

Signature
Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

Signed as a deed, but not delivered until the first	)
date specified on page 1, by	)
) )
In the presence of
Signature

Witness signature

Witness name
(block capitals)

Witness address

SCHEDULE 1

Company Conversion Information Notice

To: [GFC]

[Address]

Date:

This notice is served pursuant to clause 4 of the share subscription agreement entered between you, Midasplayer International Holding Company Limited (“Company”) and                      on [            ], relating to your acquisition of [number and class] shares (“Subscription Agreement”).

Pursuant to clause 4 of the Subscription Agreement, you are required to serve a notice on the Company in the form attached, requesting that the Conversion Number (as specified below) of the GFC Shares (as defined in the Subscription Agreement) convert into Deferred Shares on the Conversion Date (as specified below):

Conversion Number:

Conversion Date:

On behalf of Midasplayer International Holding Company Limited

CONVERSION NOTICE

To:	Midasplayer International Holding Company Limited

[Address]

Date:	[ ]

Dear Sirs,

Conversion Notice

This notice is served pursuant to Article 7.7 of the articles of association (“Articles’) of Midasplayer International Holding Company Limited. In accordance with the Articles, notice is hereby given that the number of [  ] shares specified below shall convert into Deferred Shares on the Conversion Date specified below. It is acknowledged that this conversion is intended to take effect immediately prior to the relevant Sale.]

Conversion Number of D1 Ordinary Shares:

Conversion Date:

Signed:

By: [GFC] [acting by [insert name of agent/attorney] being such person’s duly appointed [agent / or attorney])

[[and in the case of a notice exercised by an attorney]

Witnessed by:	[Witness signature]

Witness name	[Insert name of witness]
(block capitals)

Witness address	[Insert address]

SCHEDULE 2

(1) [NAME]

and

(2) MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

SUBSCRIPTION AGREEMENT

DATE [DATE]

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Subscription Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Subscription Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

1

This agreement is made on                      between:

(1)	Midasplayer International Holding Company Limited, company number C40465, whose registered office is at 125/14, The Strand, Gzira, GZR 1027 Malta (“Company”); and

(2)	[Name, address] (“Employee”).

1.	BACKGROUND

The Employee has acquired and is the holder of [shares] D2 ordinary shares in the Company (“Employee Shares”) and [shares] E ordinary shares in the Company (“E Shares”).

The Employee has agreed to hold the Employee Shares and E Shares subject to the terms of the Articles and this agreement.

Pursuant to the provisions of this agreement, the Employee Shares (or a proportion thereof) will, in certain circumstances and at certain times, be converted into Deferred Shares.

2.	DEFINITIONS AND INTERPRETATION

2.1	In this agreement, the following terms shall have the following meanings and, unless the context requires otherwise, the terms defined in the Articles shall have the same meanings in this agreement:

(a)	“Articles” means the Articles of Association of the Company adopted on , as amended from time to time;

(b)	“ceasing to be an employee” means ceasing to be an employee and/or director of the Company or any Group Member and “ceases to be an employee” shall be construed accordingly. In this definition the Employee will be deemed to cease to be an employee and/or director on the Relevant Cessation Date;

(c)	“Conversion Date” the date to be specified by the Employee in the relevant Conversion Notice for the Employee Shares (or a proportion thereof) to convert into Deferred Shares, being the date determined in accordance with clause 4.1(b);

(d)	“Conversion Number” means the number of Employee Shares which are to be the subject of the relevant Conversion Notice, as calculated in accordance with clause 4.1(a);

(e)	“Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

(f)	“Relevant Cessation Date” means the date on which the Employee ceases to be an employee or director of any Group Member for any reason (including death or bankruptcy) without remaining or immediately becoming an employee or director of any other Group Member or, the date on which the Employee gives or is given notice of termination of his contract of employment or the date of occurrence of a repudiatory breach by him of such contract, including a breach caused by the Employee failing to come into his place of work (whichever is the earlier);

(g)	“Relevant Tax Liability” means any income tax and national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HM Revenue and Customs or any other tax authority and which arise by reference to:

(i)	the issue of the Employee Shares and/or E Shares;

(ii)	the transfer of the Employee Shares and/or E Shares;

(iii)	the redemption or conversion of the Employee Shares and/or E Shares; and/or

(iv)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 occurring during the ownership of the Employee Shares and/or E Shares by the Employee.

2.2	In this agreement where the context admits:

(a)	reference to the singular includes the plural, reference to any gender includes the other genders;

(b)	reference to a statutory provision includes reference to:

(i)	any order, regulation, statutory instrument or other subsidiary legislation at any time made under it for the time being in force (whenever made);

(ii)	any modification, amendment, consolidation, re-enactment or replacement of it or provision of which it is a modification, amendment, consolidation, re-enactment or replacement;

(c)	reference to a clause, schedule or paragraph is to a clause, schedule or a paragraph of a schedule of or to this agreement respectively;

(d)	reference to the parties to this agreement includes their respective successors, permitted assigns and personal representatives;

(e)	reference to any party to this agreement comprising more than one person includes each person constituting that party;

(f)	the headings are for ease of reference only and shall not affect the construction or interpretation of this agreement.

3.	TERMS OF SHARE HOLDING

3.1	The Employee agrees to hold the Employee Shares and E Shares subject to the terms and conditions of this agreement and the Articles.

3.2	The Employee:

(a)	confirms, warrants and undertakes that he is acquiring the Employee Shares and E Shares on his own behalf for investment purposes and not re-sale;

(b)	confirms, warrants and undertakes that in deciding to apply for the Employee Shares and E Shares, he has made his own assessment of the risks and opportunities involved and has not relied upon any warranty, representation, or inducement from any person;

(c)	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of the Employee Shares in accordance with the Articles and this agreement;

(d)	undertakes that (if required by the Company) he shall on the date of this agreement enter into an election under section 431(1) Income Tax (Earnings and Pensions) Act 2003 such that any restrictions attaching to the Employee Shares and E Shares will be ignored when valuing the Employee Shares and E Shares for tax purposes;

(e)	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on his behalf with Her Majesty’s Revenue and Customs the restricted and/or unrestricted market value of the Employee Shares and E Shares for tax purposes.

4.	SHARE CONVERSION

4.1	In the event that the Employee ceases to be an employee, the Company shall notify the Employee in writing, as soon as reasonably practicable before or after the Relevant Cessation Date, by a notice substantially in the form set out in schedule 1 (“Company Conversion Information Notice”) of:

(a)	the number of Employee Shares which will be the subject of the Conversion Notice, being the number of Employee Shares which are not “Vested” (pursuant to schedule 2 to this agreement) as at the Relevant Cessation Date; and

(b)	the date to be specified by the Employee in the Conversion Notice for the Employee Shares (or a proportion thereof) to convert into Deferred Shares, such date to be a date as soon as reasonably practicable before or after the Relevant Cessation Date.

4.2	In the event a Company Conversion Information Notice is served pursuant to clause 4.1, the Employee shall, within 7 days of receipt of the Company Conversion Information Notice, serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of Employee Shares equal to the Conversion Number into Deferred Shares with effect from the Conversion Date.

4.3	In the event that the Employee ceases to be an employee after 7 March 2015, the Company shall determine the Employee to be a “Good Leaver” (subject to the Investor Director voting in favour of such determination) in respect of the Employee Shares held by him for the purposes of the Articles.

5.	SHARE TRANSFER

The Employee shall not, otherwise than pursuant to the operation of Articles 11, 12, 13, 14 and 15 of the Articles, without the prior written consent of the Investor Director (such consent to be made subject to such conditions as the Investor Director may require) transfer the Employee Shares or E Shares or enter into any arrangement which may place any Encumbrance on the Employee Shares or E Shares.

6.	POWER OF ATTORNEY

6.1	The Employee:

(a)	irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this agreement and irrevocably authorises the Attorney (on the Employee’s behalf) to execute all document(s) and to do any and all acts and things as the Attorney shall in its absolute discretion consider necessary in order to give full effect to the terms of this agreement;

(b)	agrees that the Attorney may in his name or otherwise on the Employee’s behalf:

(i)	execute any stock transfer form and do all things necessary in order to transfer any of the Employee Shares or E Shares in accordance with this agreement or the Articles;

(ii)	accept any Company Conversion Information Notice served in accordance with this agreement;

(iii)	serve a Conversion Notice in accordance with this agreement;

(iv)	approve any alteration to this agreement pursuant to clause 7; and/or

(v)	accept and retain any share certificate issued by the Company in respect of the Employee Shares or E Shares.

6.2	The Attorney may:

(a)	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise and vary or revoke such delegation at any time; and

(b)	appoint one or more persons to act as substitute attorney for the Employee and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment.

6.3	The Employee undertakes:

(a)	not to exercise any power conferred on the Attorney by this power of attorney without the Attorney’s consent;

(b)	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Employee in its capacity as the registered holder of the Employee Shares or E Shares;

(c)	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney; and

(d)	to indemnify each Attorney against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

6.4	The Employee declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

6.5	The Employee agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the person concerned and are irrevocable in accordance with section 4 of the Powers of Attorney Act 1971. Such power of attorney shall be irrevocable except with written consent of the Attorney.

7.	MISCELLANEOUS

7.1

This agreement shall not form part of the contract of employment of the Employee and shall not entitle the Employee to any additional employment rights not set out in their contract of employment. The rights and obligations of the Employee under the terms of his office or employment shall not be affected by his participation in this agreement and the Employee shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever (including unfair or wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under this agreement or losing entitlement to the Employee Shares or E Shares as a result of such termination. No such participation, rights or benefits shall be taken into account for the purposes of calculating the amount of benefits payable to any pension fund. Employee Shares and E Shares held pursuant to this agreement shall not constitute any representation or warranty that any benefit will accrue to any individual who holds those Employee Shares or E Shares.

7.2	The terms of this agreement shall in all respects be administered by the board of directors of the Company, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the board of directors for the time being of the Company shall be final and binding upon all persons.

7.3	Subject to clause 9.2, the board of directors for the time being of the Company may at any time and from time to time make any alteration to this agreement which it thinks fit provided that:

(a)	any alteration to this agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group Member or the Employee may be made without the consent of the Employee; and

(b)	(subject to clause 7.3(a)) no alteration which would materially and unfairly increase the liability of the Employee or materially and unfairly decrease the value of his subsisting rights under this agreement shall be made without the Employee’s prior written consent.

8.	TAX INDEMNITY

The Employee covenants with the Company to allow the Company or any other Group Member (in each case a “Relevant Payer”) to recover from him (to the extent permitted by law) all and any Relevant Tax Liability and hereby indemnifies and will keep indemnified on a continuing basis each Relevant Payer in respect of any Relevant Tax Liability (to the extent permitted by law). For the purposes of such indemnity, but without prejudice to the right of any Relevant Payer to enforce the indemnity in any other way:

(a)	the Employee authorises (for all purposes, including Part II of the Employment Rights Act 1996) the Relevant Payer (or his employing company if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the Relevant Payer, would be equal to any Relevant Tax Liability from any payment made to or in respect of the Employee by the employing company or the Relevant Payer on or after the date of the event which gives rise to the Relevant Tax Liability;

(b)	the Employee agrees (to the extent permitted by law) to pay to the Relevant Payer an amount sufficient to satisfy all Relevant Tax Liability to the extent that such liabilities are not recovered from the Employee pursuant to clause 8(a) or otherwise to enter into such arrangements as the Company may consider appropriate to recover from the Employee the amount of any Relevant Tax Liability.

9.	VARIATIONS

9.1	Subject to clause 7.3 and the following provisions of this clause 9, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

9.2	In the event that any of the Employee Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles in connection with a Listing, then the board of directors for the time being of the Company may (by simple board resolution) make any alteration to this agreement which it thinks fit so that the provisions of this agreement apply (from and after the relevant conversion) in respect of the shares into which the Employee Shares have converted (including, for the avoidance of doubt, so that the provisions of schedule 2 apply to determine the extent to which (and when) the shares into which the Employee Shares have converted shall be treated as “Vested” with the intention that 100% of such shares will be “Vested” on the same date as 100% of the Employee Shares would have “Vested” under that schedule).

10.	NOTICES

Any notice or other communication under or in connection with this agreement may be given:

(a)	by personal delivery or by sending the same by post, to the Employee at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

(b)	to the Employee by electronic communication to their usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

11.	FURTHER ASSURANCE

Each of the parties agrees that it shall execute or procure to be done and executed all such acts, deeds, documents and things as may be necessary to give effect to this agreement.

12.	COUNTERPARTS

This agreement may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

13.	THIRD PARTY RIGHTS

A person who is not party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that a Relevant Payer shall be entitled to enforce the provisions of Clause 8. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

14.	GOVERNING LAW AND JURISDICTION

14.1	This agreement shall be governed by and construed in accordance with the laws of England.

14.2	The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this agreement shall be brought in such courts.

This agreement is executed and delivered as a Deed on the date set out on the first page of this agreement.

Signed as a deed, but not delivered until the first date specified on page 1, by [NAME] in the presence of:	) ) )	Signature

Witness signature

Witness name
(block capitals)

Witness address

Executed as a deed, but not delivered until the first date specified on page 1, by MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED by a director in the presence of a witness:	) ) ) )	Signature

Name (block capitals)
Director
Witness signature

Witness name
(block capitals)

Witness address

SCHEDULE 1

Company Conversion Information Notice

To: [Employee]

[Address]

Date:

This notice is served pursuant to clause 4 of the share subscription agreement entered between you and Midasplayer International Holding Company Limited (“Company”) on [            ], relating to your acquisition of [number and class ] shares and [            ] E ordinary shares (“Subscription Agreement”).

Pursuant to clause 4 of the Subscription Agreement, you are required to serve a notice on the Company in the form attached, requesting that the Conversion Number (as specified below) of your Employee Shares (as defined in the Subscription Agreement) convert into Deferred Shares on the Conversion Date (as specified below):

Conversion Number:

Conversion Date:

On behalf of Midasplayer International Holding Company Limited

Conversion Notice

To:	Midasplayer International Holding Company Limited

[Address]

Date: [ ]

Dear Sirs,

Conversion Notice

This notice is served pursuant to Article 7.7 of the articles of association (“Articles”) of Midasplayer International Holding Company Limited. In accordance with the Articles, notice is hereby given that the number of [] shares specified below shall convert into Deferred Shares on the Conversion Date specified below. [It is acknowledged that this conversion is intended to take effect immediately prior to the relevant Sale.]

Conversion Number of [            ] Ordinary Shares:

Conversion Date:

Signed

By [Employee] [acting by [insert name of agent / attorney] being such person’s duly appointed [agent / or attorney]]

[[and in the case of a notice exercised by an attorney]

Witnessed by: [Witness signature]

Witness name: [Insert name of witness]

Witness address: [Insert address]]

SCHEDULE 2

[Vesting Schedule]

(1) [NAME]

and

(2) MIDASPLAYER INTERNATIONAL HOLDING COMPANY

LIMITED

SUBSCRIPTION AGREEMENT

DATE [DATE]

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Subscription Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Subscription Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

1

This agreement is made on                      between:

(1)	Midasplayer International Holding Company Limited, company number C40465, whose registered office is at 125/14, The Strand, Gzira, GZR 1027 Malta (“Company”); and

(2)	[Name, address] (“Employee”).

1.	BACKGROUND

The Employee has acquired and is the holder of [shares] D2 ordinary shares of €0.000149 each in the Company (“Employee Shares”).

The Employee has agreed to hold the Employee Shares subject to the terms of the Articles and this agreement.

Pursuant to the provisions of this agreement, the Employee Shares (or a proportion thereof) will, in certain circumstances and at certain times, be converted into Deferred Shares.

2.	DEFINITIONS AND INTERPRETATION

2.1	In this agreement, the following terms shall have the following meanings and, unless the context requires otherwise, the terms defined in the Articles shall have the same meanings in this agreement:

(a)	“Aggregate Consideration” means the aggregate consideration payable (or issuable) in connection with a Sale of the entire issued share capital of the Company and attributable to such number of the Employee Shares which are not “Vested” (pursuant to schedule 2 to this agreement) on the date of such Sale;

(b)	“Articles” means the Articles of Association of the Company adopted on , as amended from time to time;

(c)	“ceasing to be an employee” means ceasing to be an employee and/or director of the Company or any Group Member and “ceases to be an employee” shall be construed accordingly. In this definition the Employee will be deemed to cease to be an employee and/or director on the Relevant Cessation Date;

(d)	“Conversion Date” the date to be specified by the Employee in the relevant Conversion Notice for the Employee Shares (or a proportion thereof) to convert into Deferred Shares, being the date determined in accordance with clause 4.1(b);

(e)	“Conversion Number” means the number of Employee Shares which are to be the subject of the relevant Conversion Notice, as calculated in accordance with clause 4.1(a) or 4.6 (as appropriate);

(f)	“Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

(g)	“Relevant Cessation Date” means the date on which the Employee ceases to be an employee or director of any Group Member for any reason (including death or bankruptcy) without remaining or immediately becoming an employee or director of any other Group Member or, the date on which the Employee gives or is given notice of termination of his contract of employment or the date of occurrence of a repudiatory breach by him of such contract, including a breach caused by the Employee failing to come into his place of work (whichever is the earlier);

(h)	“Relevant Tax Liability” means any income tax and national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HM Revenue and Customs or any other tax authority and which arise by reference to:

(i)	the issue of the Employee Shares;

(ii)	the transfer of the Employee Shares;

(iii)	the redemption or conversion of the Employee Shares; and/or

(iv)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 occurring during the ownership of the Employee Shares by the Employee.

2.2	In this agreement where the context admits:

(a)	reference to the singular includes the plural, reference to any gender includes the other genders;

(b)	reference to a statutory provision includes reference to:

(i)	any order, regulation, statutory instrument or other subsidiary legislation at any time made under it for the time being in force (whenever made);

(ii)	any modification, amendment, consolidation, re-enactment or replacement of it or provision of which it is a modification, amendment, consolidation, re-enactment or replacement;

(c)	reference to a clause, schedule or paragraph is to a clause, schedule or a paragraph of a schedule of or to this agreement respectively;

(d)	reference to the parties to this agreement includes their respective successors, permitted assigns and personal representatives;

(e)	reference to any party to this agreement comprising more than one person includes each person constituting that party;

(f)	the headings are for ease of reference only and shall not affect the construction or interpretation of this agreement.

2.3	For the purposes of this agreement, “Sale” has the meaning given to it in the Articles save that (unless the Board, with the consent of the Investor Director, determines otherwise) no Sale shall be treated as occurring where the person (and Connected Persons and group of persons acting in concert, where relevant) acquiring or obtaining shares in the circumstances which is giving rise to the “Sale” are Apax entities.

3.	TERMS OF SHARE HOLDING

3.1	The Employee agrees to hold the Employee Shares subject to the terms and conditions of this agreement and the Articles.

3.2	The Employee:

(a)	confirms, warrants and undertakes that he is acquiring the Employee Shares on his own behalf for investment purposes and not re-sale;

(b)	confirms, warrants and undertakes that in deciding to apply for the Employee Shares, he has made his own assessment of the risks and opportunities involved and has not relied upon any warranty, representation, or inducement from any person;

(c)	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of the Employee Shares in accordance with the Articles and this agreement;

(d)	undertakes that (if required by the Company) he shall on the date of this agreement enter into an election under section 431(1) Income Tax (Earnings and Pensions) Act 2003 such that any restrictions attaching to the Employee Shares will be ignored when valuing the Employee Shares for tax purposes;

(e)	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on his behalf with Her Majesty’s Revenue and Customs the restricted and/or unrestricted market value of the Employee Shares for tax purposes.

4.	SHARE CONVERSION

4.1	In the event that the Employee ceases to be an employee, the Company shall notify the Employee in writing, as soon as reasonably practicable before or after the Relevant Cessation Date, by a notice substantially in the form set out in schedule 1 (“Company Conversion Information Notice”) of:

(a)	the number of Employee Shares which will be the subject of the Conversion Notice, being (subject to clause 4.6) the number of Employee Shares which are not “Vested” (pursuant to schedule 2 to this agreement) as at the Relevant Cessation Date; and

(b)	the date to be specified by the Employee in the Conversion Notice for the Employee Shares (or a proportion thereof) to convert into Deferred Shares, such date to be a date as soon as reasonably practicable before or after the Relevant Cessation Date.

4.2	In the event a Company Conversion Information Notice is served pursuant to clause 4.1, the Employee shall, within 7 days of receipt of the Company Conversion Information Notice, serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of Employee Shares equal to the Conversion Number into Deferred Shares with effect from the Conversion Date.

4.3	Subject to clause 4.4, in the event of a Sale consisting of a sale of the entire issued share capital of the Company, the Employee shall (if required by the Company) agree with the relevant buyer that 50 per cent. of the Aggregate Consideration (the “Deferred Consideration”) shall be paid or issued to the Employee on the date which is the earlier of:

(a)	the first anniversary of the date of the Sale (the “First Anniversary” and the date of the Sale being the “Sale Date”); or

(b)	the date on which the Employee ceases to be an employee or director of the Company or a Member of the Group (without becoming an employee or director of another company associated or connected with the Company) and such cessation is not by reason of the Employee’s resignation (other than as a result of the Employee’s permanent ill-health, as evidenced to the Company’s reasonable satisfaction by a doctor’s certificate) or by reason of the Employee’s termination by the Company or the Member of the Group for gross misconduct.

4.4

The Employee shall (if required by the Company) agree with the relevant buyer that all of the Deferred Consideration shall be forfeited by the Employee if in the period between the Sale Date and the First Anniversary, the Employee ceases to be an employee or director of the Company or a Member of the Group (without becoming an employee or director of another company associated or connected with the Company) and such cessation is by reason of the Employee’s resignation (other than as a result of the Employee’s permanent ill-health, as evidenced to the Company’s reasonable satisfaction by a doctor’s certificate) or by reason of the Employee’s termination by the Company or the Member of the Group for gross misconduct.

4.5	The provisions of clauses 4.3 to 4.4 inclusive shall not apply if, prior to the Sale, the Board and the Investor Director (in their absolute discretion) consider that (i) the Employee will cease to be employed and lose his directorship (where relevant) in connection with the Sale (other than by way of voluntary resignation) without being offered another reasonably similar position within the Group (or with any company which will become associated or connected with the Company in connection with the Sale); or (ii) the Employee will not be offered a new incentive arrangement relating to shares, cash or other assets which are reasonably economically equivalent to the value of the Deferred Consideration.

4.6	In the event of a Sale (other than a Sale consisting of a sale of the entire issued share capital of the Company) in connection with which any of the Employee Shares are to be sold or transferred, such amendments shall be made (unilaterally) to this agreement as may be determined by the Board in its absolute discretion (having first obtained the consent of the Investor Director) which it considers reasonable in connection with the arrangements relating to the circumstances in which Employee Shares are treated as “Vested” and in connection with introducing arrangements similar to those referred to in clauses 4.3 to 4.4 inclusive in relation to the relevant Sale (which may include (without limitation) fewer or more Employee Shares being treated as “Vested” than would otherwise be and the Employee agreeing to defer and/or forfeit consideration payments relating to Employee Shares).

5.	SHARE TRANSFER

The Employee shall not, otherwise than pursuant to the operation of Articles 11, 12, 13, 14 and 15 of the Articles, without the prior written consent of the Investor Director (such consent to be made subject to such conditions as the Investor Director may require) transfer the Employee Shares or enter into any arrangement which may place any Encumbrance on the Employee Shares.

6.	POWER OF ATTORNEY

6.1	The Employee:

(a)	irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this agreement and irrevocably authorises the Attorney (on the Employee’s behalf) to execute all document(s) and to do any and all acts and things as the Attorney shall in its absolute discretion consider necessary in order to give full effect to the terms of this agreement;

(b)	agrees that the Attorney may in his name or otherwise on the Employee’s behalf:

(i)	execute any stock transfer form and do all things necessary in order to transfer any of the Employee Shares in accordance with this agreement or the Articles;

(ii)	accept any Company Conversion Information Notice served in accordance with this agreement;

(iii)	serve a Conversion Notice in accordance with this agreement;

(iv)	approve any alteration to this agreement pursuant to clause 7; and/or

(v)	accept and retain any share certificate issued by the Company in respect of the Employee Shares.

6.2	The Attorney may:

(a)	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise and vary or revoke such delegation at any time; and

(b)	appoint one or more persons to act as substitute attorney for the Employee and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment.

6.3	The Employee undertakes:

(a)	not to exercise any power conferred on the Attorney by this power of attorney without the Attorney’s consent;

(b)	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Employee in its capacity as the registered holder of the Employee Shares;

(c)	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney; and

(d)	to indemnify each Attorney against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

6.4	The Employee declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

6.5	The Employee agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the person concerned and are irrevocable in accordance with section 4 of the Powers of Attorney Act 1971. Such power of attorney shall be irrevocable except with written consent of the Attorney.

7.	MISCELLANEOUS

7.1	This agreement shall not form part of the contract of employment of the Employee and shall not entitle the Employee to any additional employment rights not set out in their contract of employment. The rights and obligations of the Employee under the terms of his office or employment shall not be affected by his participation in this agreement and the Employee shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever (including unfair or wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under this agreement or losing entitlement to the Employee Shares as a result of such termination. No such participation, rights or benefits shall be taken into account for the purposes of calculating the amount of benefits payable to any pension fund. Employee Shares held pursuant to this agreement shall not constitute any representation or warranty that any benefit will accrue to any individual who holds those Employee Shares.

7.2	The terms of this agreement shall in all respects be administered by the board of directors of the Company, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the board of directors for the time being of the Company shall be final and binding upon all persons.

7.3	Subject to clauses 4.6 and 9.2, the board of directors for the time being of the Company may (provided it first obtains the consent of the Investor Director) at any time and from time to time make any alteration to this agreement which it thinks fit provided that:

(a)	any alteration to this agreement which:

(i)	is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group Member or the Employee; or

(ii)	is an alteration to any of clauses 4.3 to 4.4 (inclusive) that is proposed in order to alter the arrangements referred to therein (or to introduce new arrangements in place of such arrangements) where the altered (or new) arrangements are not materially worse for the Employee economically than the original arrangement but result in more beneficial tax treatment for any person;

may be made unilaterally by the Board without the consent of the Employee; and

(b)	(subject to clause 7.3(a)) no alteration which would materially and unfairly increase the liability of the Employee or materially and unfairly decrease the value of his subsisting rights under this agreement shall be made without the Employee’s prior written consent.

8.	TAX INDEMNITY

The Employee covenants with the Company to allow the Company or any other Group Member (in each case a “Relevant Payer”) to recover from him (to the extent permitted by law) all and any Relevant Tax Liability and hereby indemnifies and will keep indemnified on a continuing basis each Relevant Payer in respect of any Relevant Tax Liability (to the extent permitted by law). For the purposes of such indemnity, but without prejudice to the right of any Relevant Payer to enforce the indemnity in any other way:

(a)	the Employee authorises (for all purposes, including Part II of the Employment Rights Act 1996) the Relevant Payer (or his employing company if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the Relevant Payer, would be equal to any Relevant Tax Liability from any payment made to or in respect of the Employee by the employing company or the Relevant Payer on or after the date of the event which gives rise to the Relevant Tax Liability;

(b)	the Employee agrees (to the extent permitted by law) to pay to the Relevant Payer an amount sufficient to satisfy all Relevant Tax Liability to the extent that such liabilities are not recovered from the Employee pursuant to clause 8(a) or otherwise to enter into such arrangements as the Company may consider appropriate to recover from the Employee the amount of any Relevant Tax Liability.

9.	VARIATIONS

9.1	Subject to clauses 4.6 and 7.3 and the following provisions of this clause 9, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

9.2	In the event that any of the Employee Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles in connection with a Listing, then the board of directors for the time being of the Company may (by simple board resolution) make any alteration to this agreement which it thinks fit (having first obtained the consent of the Investor Director) so that the provisions of this agreement apply (from and after the relevant conversion) in respect of the shares into which the Employee Shares have converted (including, for the avoidance of doubt, so that the provisions of schedule 2 apply to determine the extent to which (and when) the shares into which the Employee Shares have converted shall be treated as “Vested” with the intention that 100% of such shares will be “Vested” on the same date as 100% of the Employee Shares would have “Vested” under that schedule).

10.	NOTICES

Any notice or other communication under or in connection with this agreement may be given:

(a)	by personal delivery or by sending the same by post, to the Employee at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

(b)	to the Employee by electronic communication to their usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

11.	FURTHER ASSURANCE

Each of the parties agrees that it shall execute or procure to be done and executed all such acts, deeds, documents and things as may be necessary to give effect to this agreement.

12.	COUNTERPARTS

This agreement may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

13.	THIRD PARTY RIGHTS

A person who is not party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that a Relevant Payer shall be entitled to enforce the provisions of Clause 8. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

14.	GOVERNING LAW AND JURISDICTION

14.1	This agreement shall be governed by and construed in accordance with the laws of England.

14.2	The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this agreement shall be brought in such courts.

This agreement is executed and delivered as a Deed on the date set out on the first page of this agreement.

Signed as a deed, but not delivered until the	)
first date specified on page 1, by [NAME] in	)
the presence of:	)	Signature

Witness signature

Witness name
(block capitals)

Witness address

Executed as a deed, but not delivered until	)
the first date specified on page 1, by	)
MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED by a director in the presence of a witness:	) )	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

SCHEDULE 1

Company Conversion Information Notice

To: [Employee]

[Address]

Date:

This notice is served pursuant to clause 4 of the share subscription agreement entered between you and Midasplayer International Holding Company Limited (“Company”) on [            ], relating to your acquisition of [number and class ] shares (“Subscription Agreement”).

Pursuant to clause 4 of the Subscription Agreement, you are required to serve a notice on the Company in the form attached, requesting that the Conversion Number (as specified below) of your Employee Shares (as defined in the Subscription Agreement) convert into Deferred Shares on the Conversion Date (as specified below):

Conversion Number:

Conversion Date:

On behalf of Midasplayer International Holding Company Limited

Conversion Notice

To:	Midasplayer International Holding Company Limited

[Address]

Date: [	]

Dear Sirs,

Conversion Notice

This notice is served pursuant to Article 7.7 of the articles of association (“Articles”) of Midasplayer International Holding Company Limited. In accordance with the Articles, notice is hereby given that the number of [ ] shares specified below shall convert into Deferred Shares on the Conversion Date specified below. [It is acknowledged that this conversion is intended to take effect immediately prior to the relevant Sale.]

Conversion Number of [            ] Ordinary Shares:

Conversion Date:

Signed

By [Employee] [acting by [insert name of agent / attorney] being such person’s duly appointed [agent / or attorney]]

[[and in the case of a notice exercised by an attorney]

Witnessed by: [Witness signature]

Witness name: [Insert name of witness]

Witness address: [Insert address]]

SCHEDULE 2

[Vesting Schedule]

(1) [•]

and

(2) MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C.

SUBSCRIPTION AGREEMENT

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Subscription Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Subscription Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

This agreement is made on                                     between:

(1)	Midasplayer International Holding Company p.l.c., company number C40465, whose registered office is at Aragon House Business Centre, Dragonara Road, St Julian’s, STJ 3140 Malta (“Company”); and

(2)	[•] of [•] (the “Subscriber”).

1.	BACKGROUND

The Subscriber has acquired and is the holder of [•] D1 ordinary shares of €0.000149 in the Company (“Subscriber Shares”).

The Subscriber has agreed to hold the Subscriber Shares subject to the terms of the Articles and this agreement.

Pursuant to the provisions of this agreement and the Articles, the Subscriber Shares (or a proportion thereof) may, in certain circumstances and at certain times, be converted into Deferred Shares or become subject to compulsory transfer under the Articles. If the Subscriber Shares (or any shares for which they are exchanged) are converted into a different class of shares in connection with a listing of the Company’s shares on a securities exchange or otherwise, such shares may instead of being converted into Deferred Shares become subject to a requirement that the Subscriber transfer such shares to the entity that issued such shares or an employee benefit trust established by it, for no (or nominal) consideration.

2.	DEFINITIONS AND INTERPRETATION

2.1	In this agreement, the following terms shall have the following meanings and, unless the context requires otherwise, the terms defined in the Articles shall have the same meanings in this agreement:

(a)	“Articles” means the Articles of Association of the Company in force as at the date of this agreement, as may be amended from time to time;

(b)	“ceasing to be an employee” means ceasing to be an employee and/or director of the Company or any Group Member and “ceases to be an employee” shall be construed accordingly. In this definition the Subscriber will be deemed to cease to be an employee and/or director on the Relevant Cessation Date;

(c)	“Conversion Date” the date to be specified by the Subscriber in the relevant Conversion Notice for the Subscriber Shares (or a proportion thereof) to convert into Deferred Shares, being the date determined in accordance with clause 4.1(b)or 4.3(b) (as appropriate);

(d)	“Conversion Number” means the number of Subscriber Shares which are to be the subject of the relevant Conversion Notice, as calculated in accordance with clause 4.1(a) or 4.3(a) (as appropriate);

(e)	“Drag Along Notice” means a Drag Along Notice as defined in the Articles;

(f)	“Employee Benefit Trust” means an employee benefit trust established by the Company in connection with its employee share incentive arrangements;

(g)	“Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

(h)	“New Shares” has the meaning given in clause 9.3;

(i)	“Relevant Cessation Date” means the date on which the Subscriber ceases to be an employee or director of any Group Member for any reason (including death or bankruptcy) without remaining or immediately becoming an employee or director of any other Group Member or the date of occurrence of a repudiatory breach by the Subscriber of his contract of employment or engagement, including a breach caused by the Subscriber failing to come into his place of work (whichever is the earlier);

(j)	“Relevant Tax Liability” means any income tax, withholding tax and employee national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HM Revenue and Customs or any other tax authority and which arise by reference to:

(i)	the issue of the Subscriber Shares;

(ii)	the transfer of the Subscriber Shares;

(iii)	the redemption or conversion of the Subscriber Shares; and/or

(iv)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) occurring during the ownership of the Subscriber Shares by the Subscriber;

provided that employer’s national insurance contributions (or foreign equivalents) shall not constitute Relevant Tax Liabilities and such amounts shall be payable by the Company or other Group Member.

2.2	In this agreement where the context admits:

(a)	reference to the singular includes the plural, reference to any gender includes the other genders;

(b)	reference to a statutory provision includes reference to:

(i)	any order, regulation, statutory instrument or other subsidiary legislation at any time made under it for the time being in force (whenever made);

(ii)	any modification, amendment, consolidation, re-enactment or replacement of it or provision of which it is a modification, amendment, consolidation, re-enactment or replacement;

(c)	reference to a clause, schedule or paragraph is to a clause, schedule or a paragraph of a schedule of or to this agreement respectively;

(d)	reference to the parties to this agreement includes their respective successors, permitted assigns and personal representatives;

(e)	reference to any party to this agreement comprising more than one person includes each person constituting that party;

(f)	the headings are for ease of reference only and shall not affect the construction or interpretation of this agreement.

2.3	For the purposes of this agreement, “Sale” has the meaning given to it in the Articles save that (unless the Board, with the consent of the Investor Director, determines otherwise) no Sale shall be treated as occurring where the person (and Connected Persons and group of persons acting in concert, where relevant) acquiring or obtaining shares in the circumstances which is giving rise to the “Sale” are (in the reasonable opinion of the Board) Apax entities.

3.	TERMS OF SHARE HOLDING

3.1	The Subscriber agrees to hold the Subscriber Shares subject to the terms and conditions of this agreement and the Articles.

3.2	The Subscriber:

(a)	confirms, warrants and undertakes that he is acquiring the Subscriber Shares on his own behalf for investment purposes and not re-sale;

(b)	confirms, warrants and undertakes that in deciding to apply for the Subscriber Shares, he has made his own assessment of the risks and opportunities involved and has not relied upon any warranty, representation, or inducement from any person;

(c)	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of the Subscriber Shares in accordance with the Articles and this agreement;

(d)	undertakes that (if required by the Company) he shall on the date of this agreement enter into an election under section 431(1) Income Tax (Earnings and Pensions) Act 2003 or under section 83(b) of the Internal Revenue Code of 1986 (or any equivalent legislation in any applicable jurisdiction) such that any restrictions attaching to the Subscriber Shares will be ignored when valuing the Subscriber Shares for tax purposes;

(e)	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on his behalf with Her Majesty’s Revenue and Customs (or any equivalent statutory body or taxation authority in any applicable jurisdiction) the restricted and/or unrestricted market value of the Subscriber Shares for tax purposes;

(f)	agrees that the Company may retain the share certificate in respect of the Subscriber Shares.

4.	SHARE CONVERSION

4.1	In the event that the Subscriber ceases to be an employee, the Company shall notify the Subscriber in writing, as soon as reasonably practicable before or after the Relevant Cessation Date, by a notice substantially in the form set out in schedule 1 (“Company Conversion Information Notice”) of:

(a)	the number of Subscriber Shares which will be the subject of the Conversion Notice, being the number of Subscriber Shares held by the Subscriber which are not “Vested” (pursuant to schedule 2 to this agreement) as at the Relevant Cessation Date; and

(b)	the date to be specified by the Subscriber in the Conversion Notice for the Subscriber Shares (or a proportion thereof) to convert into Deferred Shares, such date to be a date as soon as reasonably practicable before or after the Relevant Cessation Date.

4.2	In the event a Company Conversion Information Notice is served pursuant to clause 4.1, the Subscriber shall, within 7 days of receipt of the Company Conversion Information Notice, serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of Subscriber Shares equal to the Conversion Number into Deferred Shares with effect from the Conversion Date. This provision is without prejudice to clause 6.1(b)(iii).

4.3	In the event that a Sale is to occur, the Company may notify the Subscriber in writing by service of a Company Conversion Information Notice of:

(a)	the number of Subscriber Shares which will be the subject of the Conversion Notice, being the number of Subscriber Shares which are not “Vested” (pursuant to schedule 2 to this agreement) as at the date of the Sale or (in the case only of a Sale which does not consist of a sale of the entire issued share capital of the Company and only where the Investor Director gives his consent) such number of Subscriber Shares as is determined by the Board; and

(b)	the date to be specified by the Subscriber in the Conversion Notice for the Subscriber Shares (or a proportion thereof) to convert into Deferred Shares, such date to be the date of the Sale (with the Conversion Notice taking effect immediately prior to the relevant Sale).

4.4	In the event a Company Conversion Information Notice is served pursuant to clause 4.3, the Subscriber shall, prior to the Conversion Date (but in any event within 7 days of receipt of the Company Conversion Information Notice), serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of Subscriber Shares equal to the Conversion Number into Deferred Shares on the Conversion Date (taking effect immediately prior to the relevant Sale so that the Conversion Number of Subscriber Shares are converted into Deferred Shares immediately prior to the Sale). This provision is without prejudice to clause 6.1(b)(iii).

5.	SHARE TRANSFER

The Subscriber shall not, otherwise than pursuant to a Sale, an Exchange or the operation of Articles 13 or 15 of the Articles, without the prior written consent of the Board (subject to the approval of the Investor Director) (such consent to be made subject to such conditions as the Board may require) transfer the Subscriber Shares or enter into any arrangement which may place any Encumbrance on the Subscriber Shares. Where the Subscriber Shares are listed on a stock exchange, this clause 5 shall not apply in respect of such of the Subscriber Shares as have become “Vested” (pursuant to schedule 2 to this agreement).

6.	POWER OF ATTORNEY

6.1	The Subscriber:

(a)	irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this agreement or in the Articles (or the articles of association of the company in which the New Shares are issued (such company being the “New Company”)) and irrevocably authorises the Attorney (on the Subscriber’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney shall in its absolute discretion consider necessary or desirable in order to give full effect to the terms of this agreement or of the Articles (or the articles of association of the New Company). Every attorney that may be appointed by virtue of this Clause shall be considered to act singly as the true and lawful attorney of the Subscriber with full power of substitution as specified herein;

(b)	agrees that the Attorney may in his name or otherwise on the Subscriber’s behalf:

(i)	execute any stock transfer form and any other documents and do all things necessary in order to transfer any of the Subscriber Shares or New Shares in accordance with this agreement or the Articles (or the articles of association of the company in which the New Shares are issued) including, without prejudice to the generality to the foregoing, any transfer pursuant to a Drag Along Notice;

(ii)	accept any Company Conversion Information Notice (or other document) served in accordance with this agreement;

(iii)	serve a Conversion Notice (or other document) in accordance with this agreement;

(iv)	receive and comply with a Drag Along Notice;

(v)	make any tax filing or claim for relief or exemption that the Attorney considers necessary or desirable in connection with any transfer referred to at (b)(i) above;

(vi)	approve any alteration to this agreement pursuant to clause 7 or 9;

(vii)	accept and retain any share certificate issued in respect of the Subscriber Shares or New Shares;

(viii)	sign any written resolution of the shareholders of the Company or New Company (or of the holders of the relevant class of shares in the Company or New Company) that the Board of Directors of the Company considers to be necessary or desirable for the purposes of or in connection with the IPO (as defined below but as if the reference to “Company” in such definition were to “Company or New Company”) or any pre-IPO restructuring, reconstruction or amalgamation involving the share capital of the Company or New Company (“Resolutions”) including without prejudice to the generality of the foregoing any reorganisation, conversion or reclassification of all or any of the share capital of the Company or New Company and/or the alteration, abrogation or variation of the rights attached to the Subscriber Shares or New Shares; and/or

(ix)	in lieu of signing a written resolution as aforesaid, to appoint a proxy to attend and vote on his or her behalf on any Resolutions to be proposed at a general meeting of the Company or New Company at the discretion of the Attorney and to approve, in writing or otherwise, any consent to the convening of any such meeting at short notice.

6.2	The Subscriber hereby authorises the Attorney to:

(a)	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise and vary or revoke such delegation at any time; and

(b)

appoint one or more persons to act as substitute attorney for the Subscriber and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 6.1 or otherwise) or the revocation of the said mandate given to the Attorney.

6.3	The Subscriber undertakes:

(a)	not to exercise any power conferred on the Attorney by this power of attorney without the Attorney’s consent;

(b)	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Subscriber in its capacity as the registered holder of the Subscriber Shares or New Shares;

(c)	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

(d)	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

6.4	The Subscriber declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

6.5	The Attorney is expressly authorized to act under this Power of Attorney.

6.6	The Subscriber agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, gross negligence or wilful misconduct).

6.7	The Subscriber agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement, including but not limited to the authority granted in terms of clause 3.2(e) of this agreement, are given by way of security for the performance of the obligations of the Subscriber and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

7.	MISCELLANEOUS

7.1	This agreement shall not form part of the contract of employment or office of the Subscriber and shall not entitle the Subscriber to any rights not set out in their contract of employment or office. The rights and obligations of the Subscriber under the terms of his office or employment shall not be affected by his participation in this agreement and the Subscriber shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever (including unfair or wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under this agreement or losing entitlement to the Subscriber Shares as a result of such termination. No such participation, rights or benefits shall be taken into account for the purposes of calculating the amount of benefits payable to any pension fund. Subscriber Shares held pursuant to this agreement shall not constitute any representation or warranty that any benefit will accrue to any individual who holds those Subscriber Shares.

7.2	The terms of this agreement shall in all respects be administered by the board of directors of the Company, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the board of directors for the time being of the Company shall be final and binding upon all persons. It is expressly agreed and understood by and between the parties to this agreement that: from time to time during the term hereof there may be information relating to the Company and/or the Group which is considered by the board of directors to be of a commercially sensitive nature and/or which it would not be in the best interests of the Company to disclose to all shareholders of the Company, and accordingly disclosure of such information to the Subscriber should be withheld; the determination as to what information shall fall within this category is considered to constitute a question related to this agreement on which the decision of the board of directors for the time being of the Company shall be final and binding upon all persons as aforesaid; and that for all intents and purposes the Subscriber hereby grants his unconditional waiver to the right to receive such information as the board of directors may determine from time to time, including during or for the purposes of a general meeting of the shareholders of the Company.

7.3	Subject to clause 9.2 and 9.3, the board of directors for the time being of the Company may at any time and from time to time make any alteration to this agreement which it thinks fit provided that:

(a)	any alteration to this agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group Member or the Subscriber, may be made without the consent of the Subscriber; and

(b)	(subject to clause 7.3(a)) no alteration which would materially and unfairly increase the liability of the Subscriber or materially and unfairly decrease the value of his subsisting rights under this agreement shall be made without the Subscriber’s prior written consent.

8.	TAX INDEMNITY

The Subscriber covenants with the Company to allow the Company or any other Group Member (in each case a “Relevant Payer”) to recover from him (to the extent permitted by law) all and any Relevant Tax Liability and hereby indemnifies and will keep indemnified on a continuing basis each Relevant Payer in respect of any Relevant Tax Liability (to the extent permitted by law). For the purposes of such indemnity, but without prejudice to the right of any Relevant Payer to enforce the indemnity in any other way:

(a)	the Subscriber authorises (for all purposes, including Part II of the Employment Rights Act 1996 or any other similar legislation in any applicable jurisdiction) the Relevant Payer (or his employing company, or the company of which he is a director, if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the Relevant Payer (or other relevant company), would be equal to any Relevant Tax Liability from any payment made to or in respect of the Subscriber by the relevant company or the Relevant Payer on or after the date of the event which gives rise to the Relevant Tax Liability;

(b)	the Subscriber agrees (to the extent permitted by law) to pay to the Relevant Payer an amount sufficient to satisfy all Relevant Tax Liability to the extent that such liabilities are not recovered from the Subscriber pursuant to clause 8(a) or otherwise to enter into such arrangements as the Company may consider appropriate to recover from the Subscriber the amount of any Relevant Tax Liability.

9.	VARIATIONS

9.1	Subject to clause 7.3 and the following provisions of this clause 9, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

9.2	In the event that any of the Subscriber Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles (or the equivalent provisions in relation to New Shares) in connection with a Listing, then the board of directors for the time being of the Company may (by simple board resolution) make any alteration to this agreement which it thinks fit so that the provisions of this agreement apply (from and after the relevant conversion) in respect of the shares into which the Subscriber Shares or New Shares have converted (including, for the avoidance of doubt, so that the provisions of schedule 2 apply to determine the extent to which (and when) the shares into which the Subscriber Shares have converted shall be treated as “Vested” with the intention that 100% of such shares will be “Vested” on the same date as 100% of the Subscriber Shares would have “Vested” under that schedule and also including, without limitation, an alteration to provide that Subscriber Shares may not be subject to a Company Conversion Information Notice but shall instead be subject to compulsory transfer to an Employee Benefit Trust or to the Company or New Company for no (or nominal) consideration).

9.3	If the Subscriber Shares are exchanged for, converted into, or otherwise become shares of another corporation or company, wherever incorporated, (the “New Shares”), this agreement shall apply to the New Shares (in lieu of the Subscriber Shares) and shall be construed as if all references to the Company were to such other corporation or company, as if all references to the Subscriber Shares were to the New Shares and as if all references to the Articles were to the corresponding provisions of the constitutional documents of such other corporation or company and the Board may (by simple board resolution) unilaterally amend the terms of this agreement in such manner as it shall determine to be necessary or desirable:

(a)	such that it relates to the New Shares acquired by the Subscriber (rather than the Subscriber Shares, save in respect of the provisions of clause 8 (which may be amended so that the indemnity provisions are given in respect of both the Subscriber Shares and the New Shares)), including to adjust the number of such shares in such manner as the Board determines in its sole discretion is fair and equitable;

(b)	to reflect the fact that the New Shares relate to another corporation or company, including a foreign corporation or company, as the case may be, (rather than the Company);

(c)	to take account of any other matters (such as, without limitation, variations between the Articles and the constitutional documents governing the other corporation or company in which the New Shares are issued and in the case of the corporation or company being incorporated in another jurisdiction, differences between the laws of Malta and the laws applicable to such company or corporations) that the Board considers necessary or desirable to give effect to the commercial intention of the arrangement envisaged by this agreement; and/or

(d)	so that the provisions of schedule 2 shall apply to the New Shares for the purposes of determining the extent to which (and when) the New Shares shall be treated as “Vested” with the intention that 100% of such shares will be “Vested” on the same date as 100% of the Subscriber Shares would have “Vested” under that schedule.

10.	MARKET STANDOFF

10.1	The Subscriber agrees that, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of A ordinary shares in the Company (determined on an as-converted into A ordinary shares basis), the Subscriber will not, if requested by the managing underwriter(s) in the initial underwritten sale of A ordinary shares of the Company to the public pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any A ordinary shares or securities convertible into A ordinary shares, except for: (i) transfers of shares permitted under clause 10.2 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this clause 10.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this clause and to impose stop transfer instructions with respect to the shares until the end of such period. The Subscriber further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

10.2	The following transfers will be exempt from clause 10.1: (i) the transfer of any or all of the shares during the Subscriber’s lifetime by gift or on the Subscriber’s death by will or intestacy to any member(s) of the Subscriber’s “Immediate Family” (as defined below) or (ii) to a trust for the benefit of the Subscriber and/or member(s) of the Subscriber’s Immediate Family, provided that each transferee or other recipient agrees in writing satisfactory to the Company that the provisions of clause 10.1 will continue to apply to the transferred shares in the hands of such transferee or other recipient. The term “Immediate Family” means the Subscriber’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Subscriber or the Subscriber’s spouse, or the spouse of any of the above or Spousal Equivalent. A person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they have resided together in the same residence for the last twelve (12) months and intend to do so indefinitely.

10.3	Where the Subscriber Shares are exchanged for, converted into, or otherwise become New Shares, clauses 10.1 and 10.2 shall apply as if references to the Company were to the company in which the New Shares are issued.

11.	NOTICES

Any notice or other communication under or in connection with this agreement may be given:

(a)	by personal delivery or by sending the same by post, to the Subscriber at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

(b)	to the Subscriber by electronic communication to his usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

12.	FURTHER ASSURANCE

Each of the parties agrees that it shall execute or procure to be done and executed all such acts, deeds, documents and things as may be necessary to give effect to this agreement.

13.	COUNTERPARTS

This agreement may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

14.	THIRD PARTY RIGHTS

A person who is not party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that a Relevant Payer shall be entitled to enforce the provisions of Clause 8 and that any holding company of the Company (from time to time) may enforce any of the provisions of this agreement (“holding company” having the meaning given in section 1159 Companies Act 2006 for this purpose). This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act. The Company may assign any of its rights under this agreement.

15.	GOVERNING LAW AND JURISDICTION

15.1	This agreement, including, for the avoidance of doubt, the power of attorney granted in terms of clause 6 hereof, shall be governed by and construed in accordance with the laws of England.

15.2	The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this agreement shall be brought in such courts.

This agreement is executed and delivered as a Deed on the date set out on the first page of this agreement.

Signed as a deed, but not delivered until the first date specified on page 1, by [•] in the presence of:	) ) )	Signature

Witness signature

Witness name
(block capitals)

Witness address	King, 10th Floor, Central St Giles

1 St Giles High Street

London WC2H 8AG

Executed as a deed, but not delivered until the first date specified on page 1, by MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C. by a director in the presence of a witness:	) ) ) )	Signature
Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address	King, 10th Floor, Central St Giles

1 St Giles High Street

London WC2H 8AG

SCHEDULE 1

Company Conversion Information Notice

To: [Subscriber]

[Address]

Date:

This notice is served pursuant to clause 4 of the share subscription agreement entered between you and Midasplayer International Holding Company p.l.c. (“Company”) on [     ], relating to your acquisition of [number] D1 ordinary shares of €0.000149 (“Subscription Agreement”).

Pursuant to clause 4 of the Subscription Agreement, you are required to serve a notice on the Company in the form attached, requesting that the Conversion Number (as specified below) of your Subscriber Shares (as defined in the Subscription Agreement) convert into Deferred Shares on the Conversion Date (as specified below):

Conversion Number:

Conversion Date:

On behalf of Midasplayer International Holding Company p.l.c.

Conversion Notice

To:	Midasplayer International Holding Company p.l.c.

[Address]

Date: [                ]

Dear Sirs,

Conversion Notice

This notice is served pursuant to Article 7.7 of the articles of association (“Articles”) of Midasplayer International Holding Company p.l.c. In accordance with the Articles, notice is hereby given that the number of [     ] shares specified below shall convert into Deferred Shares on the Conversion Date specified below. [It is acknowledged that this conversion is intended to take effect immediately prior to the relevant Sale.]

Conversion Number of D1 Ordinary Shares:                             .

Conversion Date:                             .

Signed

By [Subscriber] [acting by [insert name of agent / attorney] being such person’s duly appointed [agent / or attorney]]

[[and in the case of a notice exercised by an attorney]

Witnessed by: [Witness signature]

Witness name: [Insert name of witness]

Witness address: [Insert address]]

SCHEDULE 2

For the purposes of this agreement:

1.	one quarter of the Subscriber Shares shall be “Vested” 12 months after [•] (the “Vesting Start Date”); and

2.	a further one twelfth of the balance of the Subscriber Shares shall be “Vested” 15 months after the Vesting Start Date with an additional one twelfth “Vesting” after each 3 month period thereafter (with the intent that 100% of the Subscriber Shares will have “Vested” 48 months after the Vesting Start Date).

Notwithstanding any of the above, no Subscriber Shares shall “Vest” after the date on which the Subscriber ceases to be employed by (or a director of) the Company or any member of the Group unless the Board (having obtained the consent of the Investor Director) determines otherwise.

Midasplayer International Holding Company p.l.c. Aragon House Business Centre Dragonara Road St. Julians STJ3140 Malta Tel: +356 2248 5300 Fax: +356 2248 5370

[NAME]

[ADDRESS]

[ADDRESS]

[ADDRESS]

[DATE] 2014

Dear Arnaud

Letter of Allotment

This letter of allotment relates to the [•] D3 ordinary shares of €[•] each in the capital of Midasplayer International Holding Company p.l.c. (“Company”) (“Shares”) allotted to you on the date hereof.

In relation to the same, it is acknowledged that:

1.	the subscription price paid by you was $[•] per Share;

2.	the D3 Hurdle Amount in respect of the Shares shall be $[•] bn;

3.	the D3 Hurdle Price in respect of each Share shall be $[•], reduced by the aggregate amount of all dividends distributed after the date of issue of the Shares amongst the holders of all classes of shares in the Company entitled to dividends (each of which as apportioned on a per share basis);

4.	you shall hold the Shares on the terms of the memorandum and articles of association of the Company (as the same may be amended from time to time);

5.	the Shares shall be “Linked Shares” for the purpose of the individual option and subscription agreement entered into by you and the Company dated [•] 2014 relating to [•] D1 ordinary shares of €[•] each in the capital of the Company. Accordingly, you shall hold the Shares on the terms of that agreement (which contains, amongst other things, restrictions on your ability to transfer the Shares).

In particular you should note the following:

•

The terms “D3 Hurdle Amount” and “D3 Hurdle Price” are defined in the Articles of Association of the Company in force as at the date of this letter, a copy of which is set out in Appendix 3 to the individual option and subscription agreement. For the purpose of setting the D3 Hurdle Price, the board of directors of the Company has made the following calculation:

D3 Hurdle Amount/(number of Shares in issue – (number of issued: D3 ordinary shares + E Ordinary Shares + Deferred Shares))

Midasplayer International Holding Company p.l.c. Aragon House Business Centre Dragonara Road St. Julians STJ3140 Malta Tel: +356 2248 5300 Fax: +356 2248 5370

•

In connection with a listing of the Company’s shares on a regulated market, the Linked Shares will convert into A Ordinary Shares and/or Deferred Shares in accordance with the conversion provisions of Article 7.6 (or, if the Linked Shares have been exchanged for shares in the listing vehicle under Article 15, such shares will convert into A Ordinary Shares and/or Deferred Shares of the listing vehicle in accordance with the equivalent conversion provisions of the articles of association of the listing vehicle). Any Deferred Shares will be compulsorily acquired by the Company upon payment to you of £0.00001 per Deferred Share or, if the Linked Shares have been exchanged for shares in the listing vehicle under Article 15, any Deferred Shares in the listing vehicle will be compulsorily acquired by the listing vehicle without payment to you of consideration.

•

In connection with an Exit Event, any entitlement by the holders of the D3 Shares to a part of the proceeds of sale of the Company or of the distributable amount that may be available for distribution by the Company shall be calculated taking into account the respective D3 Hurdle Amount indicated above. Accordingly, if the D3 Hurdle Amount is not met at the relevant time your investment will be lost.

•

If your Linked Shares (or any shares for which they are exchanged or into which they convert if the Company’s shares are listed on a regulated market) are not Released in accordance with the individual option and subscription agreement, they will be subject to compulsory transfer by you [no consideration] [in consideration for a payment equal to the lesser of (i) the subscription price paid by you for those shares and (ii) the market value of the shares less 25%]. Different rules apply in the event of a “Sale” (as defined in the agreement) which may result in Linked Shares which have not been Released being converted into Deferred Shares, which may be acquired by the Company for nominal consideration, or transferred for no or nominal consideration. The exact terms are set out in more detail in the agreement.

To confirm your understanding of the above, please return a countersigned copy of this letter.

Yours sincerely

In consideration of the issue of the Shares to me I, [NAME], hereby confirm my agreement to the matters set out above and acknowledge the allotment of the Shares to me. I acknowledge and accept that the Shares shall be treated as “Linked Shares” for the purposes of the above-mentioned individual option and subscription agreement. Furthermore, I acknowledge and understand the calculation of the D3 Hurdle Price as applied by the Board of Directors and agree that the calculation is in accordance with the Articles of Association of the Company, and acknowledge and accept the D3 Hurdle Price and D3 Hurdle Amount as specified in this letter.

Signed	Date

MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C.

AND

[—]

INDIVIDUAL OPTION AND

SUBSCRIPTION AGREEMENT

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

CONTENTS

1	DEFINITIONS	2

2	GRANT OF OPTION	9

3	MANNER OF EXERCISE OF OPTIONS	11

4	TAXATION MATTERS	13

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS	14

6	VARIATION OF SHARE CAPITAL	16

7	EXCHANGE OF OPTION FOR NEW OPTION	17

8	ADDITIONAL PROVISIONS	18

9	POWER OF ATTORNEY	18

10	VARIATION AND RELATED MATTERS	21

11	MISCELLANEOUS	23

AGREEMENT DATED [—]

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St Julian’s, STJ 3140, Malta (the “Company”) and;

(2)	[—] of [—] (the “Subscriber”).

RECITALS

(A)	The Subscriber is a key employee and/or director within the Group at the date of this Agreement.

(B)	The Company wishes to grant to the Subscriber an option to acquire up to [—] D1 ordinary shares of €[—] each in the capital of the Company upon and subject to the terms of this Agreement.

(C)	The Subscriber may also acquire Linked Shares.

(D)	The Subscriber agrees to hold any Linked Shares subject to the terms of the Articles and this Agreement. Pursuant to the provisions of this Agreement and the Articles, the Linked Shares, or any shares for which they are exchanged or into which they are converted in connection with a listing of the Company’s shares on a securities exchange or otherwise, (or a proportion thereof) may, in certain circumstances and at certain times, become subject to compulsory transfer under this Agreement and/or the Articles or be converted into Deferred Shares.

1	DEFINITIONS

1.1	In this Agreement the following words and expressions shall have the following meanings and, unless the context requires otherwise (or the term is otherwise defined herein), the terms defined in the Articles shall have the same meanings in this Agreement:-

“Acquiring Company”

means a company which acquires shares in the capital of the Company pursuant to a Sale;

“Articles”

means the articles of association of the Company in effect from time to time;

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“Asset Sale”

means the disposal by any one or more members of the Group of assets (whether together with associated liabilities or otherwise and as part of an undertaking or otherwise) which represent 50% or more (by book value) of the consolidated gross assets of the Group at that time but excluding any such disposal to another member of the Group;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

“Change of Control Period”

means a period that commences on the date that falls three months prior to the date of exchange of contracts in relation to an applicable Sale and terminates on the date that falls 12 months immediately after the completion of an applicable Sale;

“Change of Control Termination”

means the termination of the employment of the Subscriber during a Change of Control Period where:

(a)	the Company or other relevant member of the Group serves notice to terminate the employment of the Subscriber, save where it is entitled summarily to terminate the Subscriber’s employment without notice or payment in lieu of notice under the Service Agreement; or

(b)	the Subscriber terminates their employment with the Company or any relevant member of the Group with or without notice for Good Reason (other than in circumstances where the Company or other relevant member of the Group has reasonable grounds for summary dismissal without notice or payment in lieu of notice under the Service Agreement) provided that the Subscriber must, before he terminates his employment for Good Reason, and if (on a reasonable view) the circumstances that constitutes Good Reason are remediable, have first given the Company or relevant member of the Group a written notice stating clearly the event or circumstance that constitutes Good Reason in his belief, acting in good faith, and given the Company or relevant member of the Group a period of not less than 15 working days to cure the event or circumstance allegedly constituting Good Reason and no Good Reason shall exist if on a reasonable view the event or circumstance is cured by the Company or relevant member of the Group;

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“Code”

means the United States Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder;

“Company Conversion Information Notice”

the meaning given in paragraph 2.4 of schedule 2;

“Company Transfer Date”

the meaning given in paragraph 2.2 of schedule 2;

“Company Transfer Notice”

the meaning given in paragraph 2.2 of schedule 2;

“Conversion Date”

the date to be specified by the Subscriber in the relevant Conversion Notice for the Linked Shares (or a proportion thereof) to convert into Deferred Shares, being the date determined in accordance with paragraph 2.4.2 of schedule 2;

“Conversion Number”

means the number of Linked Shares which are to be the subject of the relevant Conversion Notice, as calculated in accordance with paragraph 2.4.1 of schedule 2;

“Date of Exercise”

means the date on which the Company receives both the written notice and any payment (if required) referred to in clause 3.1;

“Dealing Code”

means any code or regulations adopted by any relevant listing authority or stock exchange which restrict dealings in securities issued by the Company and/or such other rules and regulations adopted by the Company, which govern dealing in Shares, interests in Shares, options or rights over Shares or interests in Shares;

“Drag Along Notice”

means a Drag Along Notice as defined in the Articles;

“EBT Transfer Date”

the meaning given in paragraph 2.3 of schedule 2;

“EBT Transfer Notice”

the meaning given in paragraph 2.3 of schedule 2;

“Effective Date”

[—];

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“Eligible Person”

means an individual who is an employee or director of a member of the Group;

“Employee Benefit Trust”

means an employee benefit trust established by the Company in connection with its employee share incentive arrangements;

“Encumbrance”

means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

“Exercise Price”

means the sum of USD $[—] per Option Share, adjusted if appropriate pursuant to clause 6;

“Fair Price”

the meaning assigned in the Articles;

“Good Leaver”

means the Subscriber ceasing to be an employee and/or director of any member of the Group:

(a)	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

(b)	due to dismissal of the Subscriber by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss; or

(c)	in circumstances where the Board determines (subject to the Investor Director voting in favour of such determination) in its absolute discretion the Subscriber to be a Good Leaver; or

(d)	in circumstances where either (i) the Company or other relevant member of the Group serves notice to terminate the employment of the Subscriber; or (ii) the Subscriber serves notice to terminate their employment with the Company or relevant member of the Group for a Good Reason; in each case in circumstances other than where the Company or relevant member of the Group is entitled summarily to terminate the Subscriber’s employment without notice or payment in lieu of notice under the Service Agreement; or

(e)	in circumstances where the termination of the Subscriber’s employment by the Company or any member of the Group constitutes a Change of Control Termination;

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“Good Reason”

means grounds that entitle the Subscriber to treat himself as being constructively dismissed (within the meaning of section 95(1)(c) of the Employment Rights Act 1996) as may be determined by a court of competent jurisdiction. Examples of such grounds may include, but are not limited to, circumstances where the Subscriber is required to permanently relocate outside of Greater London, where the Subscriber’s pay is unilaterally reduced, where the Company is in material breach of the Service Agreement, or where on a Sale the acquiring entity did not give the Subscriber options, compensation or equity of at least the same value as the value of any shares under option (net of exercise price) held by the Subscriber which are no longer capable of vesting or being exercised after such Sale;

“Grant Date”

[—];

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“HMRC”

means HM Revenue & Customs (or any other taxation or other authority in any other jurisdiction, as applicable);

“Investor Director”

has the meaning given in the Articles;

“ITEPA”

means the Income Tax (Earnings and Pensions) Act 2003;

“Linked Shares”

means shares acquired by the Subscriber which, in the relevant Letter of Allotment, are expressed as being “Linked Shares” for the purposes of this Agreement (or any other shares into which the same are converted);

“Liquidation”

whether voluntary or compulsory, means the passing of a resolution for the winding-up of the Company;

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“Listing”

means :

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the Financial Markets Act (Cap. 345 of the laws of Malta) as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relevant Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

“Market Value”

means on any day the market value of a share of the relevant class determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 or, if shares of the relevant class are quoted on the official list of a Recognized Investment Exchange, the average of the middle market quotations of such a share as derived from the relevant Official List for the three immediately preceding dealing days or, if the Option is being exercised in the context of a Sale, the market value shall be determined by reference to the price to be paid for a share of the relevant class by the Acquiring Company;

“Option”

means the right to acquire Option Shares granted under this Agreement;

“Option Shares”

means the [—] Shares which are the subject of the Option;

“Released”

means “Released” pursuant to paragraph 1.1 of schedule 4 (the effect of which being, amongst other things, that certain restrictions on transfer referred to in paragraph 3 of schedule 2 may cease to apply to the Linked Shares that are Released);

“Relevant Transferred Shares”

the meaning given in paragraph 2.6 of schedule 2;

“Sale”

has the meaning given to it in the Articles save that unless the Board (and the Investor Director) determine otherwise, it shall not constitute a Sale where the person (or Connected Persons or group of persons Acting in Concert (as defined in the Articles)) acquiring or obtaining shares in the circumstances giving rise to the “Sale” are (in the reasonable opinion of the Board) Apax entities;

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“Service Agreement”

the Subscriber’s service agreement with [—], dated [—], as amended from time to time;

“Share”

means a D1 ordinary share of €[—] in the capital of the Company (or such other nominal value as may be determined by the Company in general meeting from time to time);

“Tax Liability”

means any income tax, withholding tax and employee national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HMRC and which arise by reference to:

(a)	the issue of any Linked Shares;

(b)	the transfer of any Linked Shares or any of the Linked Shares being treated as Released;

(c)	the redemption or conversion of any Linked Shares;

(d)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) occurring in connection with the acquisition, holding or disposal of the Linked Shares by the Subscriber during the ownership of any Linked Shares by the Subscriber;

(e)	the Subscriber exercising the Option or acquiring Option Shares pursuant to such exercise; and/or

(f)	any gain realised or deemed to have been realised by the Subscriber in respect of the Option or the Option Shares;

provided that employer’s national insurance contributions (or foreign equivalents) shall not constitute Tax Liabilities and such amounts shall be payable by the Company or other member of the Group;

“Transferred Shares”

the meaning given in paragraph 2.6 of schedule 2;

“Unreleased Shares”

means Linked Shares that have not been and are no longer capable of being Released.

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1.2	So far as not inconsistent with the context:-

1.2.1	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

1.2.2	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

1.2.3	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this Agreement.

1.2.4	The headings to clauses of this Agreement are for convenience only and have no legal effect.

1.3	In this Agreement, the Subscriber shall be deemed to cease to be an employee and/or director of a member of the Group on the Relevant Cessation Date. For these purposes, the “Relevant Cessation Date” shall be the date on which the Subscriber ceases to be an employee, consultant or director of or to any member of the Group for any reason (including death or bankruptcy) without remaining or immediately becoming an employee, consultant or director of or to any other member of the Group or the date of occurrence of a repudiatory breach by the Subscriber of the Service Agreement (or his contract of engagement) that is accepted by his employer (or the company of which he is a director or to which he is a consultant), resulting in the termination of the Subscriber’s employment, directorship or consultancy (whichever is the earlier).

1.4	The recitals to this Agreement have no legal effect and shall not affect the construction or interpretation of this Agreement (save that terms defined therein shall have the same meanings for the purpose of this Agreement).

2	GRANT OF OPTION

2.1	The Company hereby grants to the Subscriber the right, upon the terms and subject to the conditions of this Agreement exercisable to the extent that the Option has vested in accordance with, and on the dates specified in, schedule 1, to purchase the Option Shares for the Exercise Price. For the avoidance of doubt, this clause 2.1 is subject to the provisions of clause 3 and schedule 4.

2.2	The Option is granted on the Grant Date.

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2.3	The Option may be exercised in whole or in part but (from and following a Listing) the Option may not be exercised at any time when such exercise is prohibited by any Dealing Code.

2.4	The Option is personal to the Subscriber. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse forthwith.

2.5	The Option shall lapse automatically (in so far as it has not been exercised) on the earliest of:-

2.5.1	the tenth anniversary of the Grant Date;

2.5.2	the date on which it lapses under clause 2.4;

2.5.3	unless the Company otherwise decides (it being able to impose such conditions as it sees fit in the event that it exercises its discretion in this regard), 40 calendar days after the Option has become exercisable in accordance with clause 5 (but excluding clause 5.2) save that where the Subscriber is employed by a member of the Group on the date of a Sale and such Sale would otherwise cause the Option to lapse under this clause 2.5.3 the Option shall lapse only in respect of such of the Option Shares as have vested as at the relevant lapse date, the balance of the Option lapsing under this clause 2.5.3 12 calendar months after the date of the Sale;

2.5.4	the Subscriber being adjudicated bankrupt by a court of law;

2.5.5	forthwith upon the Subscriber ceasing to be an Eligible Person other than in circumstances where the Subscriber is a Good Leaver;

2.5.6	the date falling 90 calendar days after the Subscriber ceases to be an Eligible Person in circumstances where the Subscriber is a Good Leaver (or such longer period as the Board, having obtained the consent of the Investor Director, may determine in its absolute discretion);

2.5.7	the date on which the Option has lapsed in its entirety under clause 3 and/or schedule 4;

2.5.8	unless the Board determines otherwise, on completion of any Exchange if the Subscriber has not entered into an agreement for the grant of a New Option in accordance with clause 7.

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3	MANNER OF EXERCISE OF OPTIONS

3.1	To the extent that the Option has become exercisable pursuant to this Agreement, the Option may be exercised (in whole or in part) by the Subscriber, or as the case may be his personal representatives, giving prior notice in writing to the Company specifying the number of Shares in respect of which the Subscriber wishes to exercise the Option accompanied by:

3.1.1	the payment of the total Exercise Price due in respect of the number of Shares specified in the exercise notice, save to the extent that the Subscriber has made other arrangements for the payment of the total Exercise Price (such as, after Listing, the Subscriber selling sufficient number of the Shares as generates proceeds to pay the Exercise Price and using those proceeds to satisfy the same) which are satisfactory to the Company or the Company permits the cashless exercise of the Option pursuant to clause 3.6; and

3.1.2	if required by the Company, the amount due under clause 4.1 in respect of any Tax Liability.

The Subscriber acknowledges that, despite the number of Shares specified in the written notice, the Option may actually be exercised over a lower number of Shares by virtue of the operation of clause 3.3 and schedule 4 below.

3.2	Where the Option has been properly exercised, the Shares in respect of which the Option has been exercised (after taking account of the provisions of schedule 4) shall be issued and allotted or transferred pursuant to a notice of exercise within 30 calendar days of the Date of Exercise. Where any Dealing Code prohibits the issue or transfer of the relevant Shares during such 30 day period, such 30 day period shall be extended by the number of days (plus three further days) during which the prohibition applies.

3.3	Where the Subscriber has acquired Linked Shares, if the Option (or any part thereof) is properly exercised but not all of the Linked Shares have been Released, schedule 4 shall apply to determine:

3.3.1	the number of Linked Shares (if any) that shall be Released;

3.3.2	the actual number of Option Shares in respect of which the Option shall be treated as exercised at that time and which are therefore to be issued and allotted or transferred to the Subscriber; and

3.3.3	the extent to which the Option shall be deemed to have lapsed in respect of a specified number of Option Shares.

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3.4	Any calculation (including but not limited to the determination of the Option Gain and the Remaining Linked Shares Value) to be carried out under clause 3.3 and schedule 4 shall be performed by the Board (whose determination shall be final and binding). The Board shall notify the Subscriber of the number of the Remaining Linked Shares which shall be treated as Released, the number of Option Shares in respect of which the Option shall be treated as exercised and the number of Option Shares in respect of which the Option shall be treated as lapsing. Examples of the intended operation of clause 3.3 and schedule 4 are contained at Appendix 1 for illustration purposes.

3.5	If and to the extent that the Subscriber:

3.5.1	serves a valid exercise notice specifying a number of Option Shares to which the exercise relates; and

3.5.2	makes a payment of an Exercise Price calculated by reference to such number; but

3.5.3	the Option is treated as having been exercised in respect of a reduced number of Option Shares (pursuant to clause 3.3 and schedule 4),

then the Company shall arrange for the return or repayment to the Subscriber of the relevant part of the Exercise Price.

3.6	Notwithstanding any other provision of this Agreement, if a Subscriber serves a valid exercise notice and, as a result, the Company is obliged to issue or transfer a number of Shares to the Subscriber in exchange for the payment of a corresponding Exercise Price then the Company shall, at its sole discretion, be entitled to satisfy that obligation by issuing, transferring or procuring the transfer to the Subscriber (at no cost to the Subscriber or at a cost which reflects only the nominal value of the relevant Shares) such reduced number of Shares as will (in the opinion of the Board) deliver equivalent value to the Subscriber.

3.7	The Subscriber hereby agrees that if the Option is exercised prior to a Listing the Subscriber shall, as a condition of such exercise, enter into a subscription agreement in respect of the Option Shares and deed of adherence to a shareholders agreement in the form approved by the Board.

3.8	In the event that:

3.8.1

the Board becomes aware that either (i) a General Offer has been (or is to be) made to the shareholders of the Company for the purposes of Article 14.1.1.1 or (ii) an Approved Offer (as defined in the Articles) has been (or is to be)

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made to the shareholders of the Company), and the Subscriber will not otherwise receive notice of that General Offer or Approved Offer (as the case may be); and

3.8.2	any of the Option Shares have vested under Schedule 1,

the Board shall (where it considers it reasonable to do so) give notice to the Subscriber that such a General Offer or Approved Offer has been (or is to be) made.

4	TAXATION MATTERS

4.1	In the event that a Tax Liability becomes due on the exercise of the Option, the Option may not be exercised unless:-

4.1.1	the Company or other member of the Group is able to deduct or, where possible, withhold, an amount equal to the whole of the Tax Liability from the Subscriber’s net pay for the next pay period; or

4.1.2	the Subscriber has paid to the Company or other member of the Group an amount equal to the Tax Liability; or

4.1.3	the sum of the amount that the Subscriber has paid to the Company or other member of the Group in respect of the Company’s or other member of the Group’s obligation to satisfy the Tax Liability and the total amount that the Company or other member of the Group is able to deduct from the Subscriber’s net pay for the next pay period is equal to or more than the Tax Liability; or

4.1.4	the Subscriber enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

4.2	The Subscriber agrees that if requested to do so by the Board he shall immediately upon exercise of the Option enter into an irrevocable joint election with his employing company (or the company of which he is a director) pursuant to section 431 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom, including section 83(b) of the Code) in a form specified by the Board that for the relevant tax purposes the market value of the Shares acquired is to be calculated as if the Shares were not restricted securities (as defined in section 423 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) and sections 425 to 430 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) are not to apply to such Shares.

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4.3	The Subscriber hereby covenants to pay to the Company (or such other member of the Group as the Company directs) an amount equal to any Tax Liability. Without prejudice to the right of any person to enforce the covenants to pay in any other way:

4.3.1	the Subscriber hereby authorises (for all purposes, including Part II of the Employment Rights Act 1996 if and where applicable to the Subscriber) the person entitled to receive payment under this clause 4.3 (or the company which employs him, or of which he is a director, if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the person, would be equal to the amount due from the Subscriber from any payment made to or in respect of the Subscriber by the relevant company or the relevant person on or after the date of the event which gives rise to the Tax Liability; and

4.3.2	the Subscriber hereby agrees (to the extent permitted by law) to pay to the relevant person (or relevant company) an amount sufficient to satisfy all Tax Liability (in respect of which the Subscriber is liable under this clause 4.3) to the extent that such liabilities are not recovered from the Subscriber pursuant to clause 4.3.1 or otherwise to enter into such arrangements as the Company may consider appropriate to recover from the Subscriber the amount of any Tax Liability for which the Subscriber is so liable.

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS

5.1	Sale or Asset Sale

5.1.1	In the event that a Sale or an Asset Sale takes place, the Option may be exercised within 40 calendar days of such Sale or Asset Sale (as applicable) occurring (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

5.1.2	In the event that the Board becomes aware that an offer has been made which, if completed, would lead to the Option becoming exercisable under clause 5.1.1 above, it may at its absolute discretion resolve that the Option becomes exercisable under clause 5.1.1 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) within such period as is determined by the Board and notified to the Subscriber (prior to any Sale or Asset Sale as mentioned in clause 5.1.1) and, in the event that the Option is not exercised during this period, it shall lapse to the extent provided by clause 2.5.3 but as if the reference to “40 calendar days after the Option has become exercisable in accordance with clause 5 (but excluding clause 5.2)” in that clause reads “on the expiry of the period determined by the Board under clause 5.1.2”.

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5.2	Listing

5.2.1	An Option may be exercised on or following a Listing in accordance with clause 5.2.2 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

5.2.2	As soon as the Board has become aware that firm negotiations have been entered into or firm proposals have been made for the Listing, the Board may notify the Subscriber that such negotiations or proposals have been entered into or made. Within one week of such notification, the Subscriber may exercise the Option (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1). The Board may specify in the notification that the exercise of the Option under this clause 5.2.2 shall be conditional upon completion of the Listing (and for the purposes of this clause 5.2, “completion” in relation to a Listing shall be the admission or granting of permission referred to in the definition of “Listing”) and in such a case, in the event that the Listing does not proceed, the notice of exercise shall be deemed never to have been served.

5.3	Exchange of Options

5.3.1	In the event that a Sale takes place, the Subscriber may at any time within six months of the Sale by agreement with the Acquiring Company release his rights under the Option (in this clause referred to as “the old rights”) in consideration for the grant to him of rights (in this clause referred to as “the new rights”) which are equivalent to the old rights but relate to shares in a different company.

5.3.2	The new rights referred to in clause 5.3.1 above shall not be regarded for the purposes of this clause 5 as equivalent to the old rights unless:

5.3.2.1	the new rights are granted to the Subscriber by reason of his employment or office (as director) with the Acquiring Company or any of its 51% subsidiaries;

5.3.2.2	the total Market Value of the Shares which are the subject of the Option immediately before the release of the Subscriber’s old rights is substantially equivalent to the total Market Value of the shares (which are the subject of the new rights) immediately after the grant of the new rights to the Subscriber; and

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5.3.2.3	the total amount payable by the Subscriber for the acquisition of shares in pursuance of the new rights is substantially equivalent to the total amount that would be payable for the acquisition of Shares which are the subject of the Option in pursuance of the old rights.

5.3.3	Where any new rights are granted pursuant to this clause 5.3 this Agreement shall in relation to the new rights be construed as if references to the Company and to the Shares were references to the Acquiring Company or as the case may be to the company in whose shares the new rights relate and to the shares of the Acquiring Company or of the other company in whose shares the new rights relate.

5.4	Liquidation

If the Company passes an extraordinary resolution for dissolution and consequential voluntary winding up of the Company, the Option may be exercised until the commencement of such winding up (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) at the expiry of which period it shall lapse.

6	VARIATION OF SHARE CAPITAL

6.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, or if any of the shares in the Company are to be converted to shares of another class pursuant to the provisions of the Articles (including, but not limited to, a conversion of ordinary “D1” shares into “A” ordinary shares and/or Deferred Shares immediately prior to a Listing), the limit on the number of Shares available under the Option, the number, class and nominal amount of Shares subject to the Option (the definition of “Shares” being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted in such manner as the Board considers reasonable PROVIDED THAT:-

6.1.1	the aggregate amount payable on the exercise of an Option in full is not increased (subject to clause 6.1.2); and

6.1.2	the Exercise Price for a Share is not reduced below its nominal value.

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7	EXCHANGE OF OPTION FOR NEW OPTION

7.1	If the Company is or is to be the subject of a transaction whereby all or substantially all of the issued share capital of the Company is or is to be exchanged for issued share capital in another company or body corporate, wherever incorporated, (the “New Company”) with the result that (in the reasonable opinion of the Board) the beneficial ownership of the issued share capital in the New Company is (or is to be) substantially the same as the beneficial ownership of the issued share capital in the Company immediately prior to such transaction (the “Exchange”), the Subscriber shall (if so requested by the Company) release his rights (including his right to acquire Shares) under this Agreement (the “Old Option”) in consideration for the grant to him of equivalent rights granted by the New Company (including a right to acquire shares in the New Company) (the “New Option”). The determination of such equivalence shall be made in the sole discretion of the Board whose decision shall be final and binding.

7.2	The New Option shall be on terms and conditions that are (in the opinion of the Board) equivalent to the terms and conditions of this Agreement save that where a provision in this Agreement refers to the Company the corresponding provision in the agreement governing the New Option (the “New Option Agreement”) shall (unless the Board considers the context requires otherwise) instead refer to the New Company, provided that:

7.2.1	the number (and class) of shares in the New Company subject to the New Option may be different to the number (and class) of Shares subject to the Old Option, provided that (in the opinion of the Board) there shall be no material enlargement or dilution of the Subscriber’s interest; and

7.2.2	the exercise price payable per share of the New Company under the New Option may be different to the Exercise Price per Share under the Old Option, provided that (i) the exercise price per share of the New Company under the New Option shall be at least the nominal value of such share and (ii) the aggregate exercise price for all of the shares of the New Company subject to the New Option immediately after the Exchange shall be substantially equivalent to the aggregate Exercise Price of all of the Shares subject to the Old Option immediately prior to the Exchange.

7.3	Where a New Option is to be granted, the New Option Agreement shall contain provisions which (in the opinion of the Board) are equivalent to those contained herein (including for the avoidance of doubt those contained in schedule 2) relating to Linked Shares, but instead relating to shares (“New Shares”) for which any Linked Shares have been exchanged and (without limitation) the terms of the relevant agreement may:

7.3.1	reflect the fact that the New Shares relate to another corporation or company, including a foreign corporation or company, as the case may be, (rather than the Company); and

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7.3.2	take account of any other matters (such as, without limitation, variations between the Articles and the constitutional documents governing the corporation or company in which the New Shares are issued and in the case of the corporation or company being incorporated in another jurisdiction, differences between the laws of Malta and the laws applicable to such company or corporations) that the Board considers necessary or desirable to give effect to the commercial intention of the arrangement envisaged by this Agreement.

8	ADDITIONAL PROVISIONS

The provisions of schedule 2 apply and relate (amongst other things) to the terms of the Subscriber’s holding of any Linked Shares, certain restrictions relating to the same and matters relating to the conversion of shares.

9	POWER OF ATTORNEY

9.1	The Subscriber:

9.1.1	hereby irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this Agreement or any New Option Agreement and irrevocably authorises the Attorney (on the Subscriber’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the terms of this Agreement, the New Option Agreement, the terms of the Articles (or the articles of association of the New Company) or the release of the Old Option and grant of the New Option in connection with the Exchange. Every attorney that may be appointed by virtue of this clause shall be considered to act singly as the true and lawful attorney of the Subscriber with full power of substitution as specified herein;

9.1.2	agrees that the Attorney may in his name or otherwise on the Subscriber’s behalf:

9.1.2.1	execute any stock transfer form and any other documents and do all things necessary in order to transfer any Linked Shares or New

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Shares in accordance with this Agreement or the Articles (or the articles of association of the company in which the New Shares are issued) including, without prejudice to the generality to the foregoing, any transfer pursuant to a Drag Along Notice;

9.1.2.2	accept any Company Transfer Notice or EBT Transfer Notice served in accordance with this Agreement or the New Option Agreement and execute any stock transfer form and any other documents and do all things necessary in order to transfer Unreleased Shares pursuant thereto;

9.1.2.3	accept any Company Conversion Information Notice (or other document) served in accordance with this Agreement or the New Option Agreement;

9.1.2.4	serve a Conversion Notice (or other document) in accordance with this Agreement or the New Option Agreement;

9.1.2.5	receive and comply with a Drag Along Notice;

9.1.2.6	make any tax filing or claim for relief or exemption that the Attorney considers necessary or desirable in connection with any transfer referred to at 9.1.2.1 above;

9.1.2.7	execute any New Option Agreement on the Subscriber’s behalf;

9.1.2.8	approve any alteration to this Agreement or the New Option Agreement pursuant to clause 10 (or equivalent provisions of the New Option Agreement);

9.1.2.9	accept and retain any share certificate issued in respect of any Linked Shares or New Shares;

9.1.2.10

sign any written resolution of the shareholders of the Company or New Company (or of the holders of the relevant class of shares in the Company or New Company) that the Board considers to be necessary or desirable for the purposes of or in connection with the IPO (as defined in schedule 2 but as if the reference to “Company” in such definition were to “Company or New Company”) or any pre-IPO restructuring, reconstruction or amalgamation involving the share capital of the Company or New Company (“Resolutions”) including without prejudice to the generality of the foregoing any reorganisation, conversion or reclassification of all or any of the

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share capital of the Company or New Company and/or the alteration, abrogation or variation of the rights attached to any Linked Shares or New Shares; and/or

9.1.2.11	in lieu of signing a written resolution as aforesaid, to appoint a proxy to attend and vote on his or her behalf on any Resolutions to be proposed at a general meeting of the Company or New Company at the discretion of the Attorney and to approve, in writing or otherwise, any consent to the convening of any such meeting at short notice.

9.2	The Subscriber hereby authorises the Attorney to:

9.2.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

9.2.2	appoint one or more persons to act as substitute attorney for the Subscriber and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of clause 9.1 or otherwise) or the revocation of the said mandate given to the Attorney.

9.3	The Subscriber undertakes:

9.3.1	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Subscriber in its capacity as the registered holder of any Linked Shares or New Shares;

9.3.2	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

9.3.3	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

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9.4	The Subscriber declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact. The Attorney is expressly authorized to act under this Power of Attorney.

9.5	The Subscriber agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, gross negligence or wilful misconduct).

9.6	The Subscriber agrees that the power of attorney and other authorities on the terms conferred by or referred to in this Agreement (including but not limited to the authority granted in terms of paragraph 1.2.5 of schedule 2) are given by way of security for the performance of the obligations of the Subscriber and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

9.7	The Board shall notify the Subscriber as soon as reasonably practicable following the Exchange of the release of the Old Option and the grant of the New Option or of any pre-IPO restructuring, reconstruction or amalgamation involving the share capital of the Company or New Company. Notwithstanding such release the power of attorney granted under this clause 9 shall remain valid, binding and in existence.

9.8	The power of attorney granted under this clause 9 is without prejudice (and in addition) to any power of attorney contained in the Articles (or the articles of association of the New Company).

10	VARIATION AND RELATED MATTERS

10.1

The terms of this Agreement shall in all respects be administered by the Board, and in the event of any dispute or disagreement as to the interpretation of this Agreement, or as to any question or right arising from or related to this Agreement, the decision of the Board shall be final and binding upon all persons. It is expressly agreed and understood by and between the parties to this Agreement that: from time to time during the term hereof there may be information relating to the Company and/or the Group which is considered by the Board to be of a commercially sensitive nature and/or which it would not be in the best interests of the Company to disclose to all

21

shareholders of the Company, and accordingly disclosure of such information to the Subscriber should be withheld; the determination as to what information shall fall within this category is considered to constitute a question related to this Agreement on which the decision of the Board shall be final and binding upon all persons as aforesaid; and that for all intents and purposes the Subscriber hereby grants his unconditional waiver to the right to receive such information as the board of directors may determine from time to time, including during or for the purposes of a general meeting of the shareholders of the Company.

10.2	Subject to clause 10.4 and 7.3, the board of directors for the time being of the Company may at any time and from time to time make any alteration to this Agreement which it thinks fit provided that:

10.2.1	any alteration to this Agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group member or the Subscriber, may be made without the consent of the Subscriber; and

10.2.2	(subject to clause 10.2.1) no alteration which would materially and unfairly increase the liability of the Subscriber or materially and unfairly decrease the value of his subsisting rights under this Agreement shall be made without the Subscriber’s prior written consent.

10.3	Subject to clause 10.2, clause 10.4 and clause 7.3, no variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this Agreement.

10.4	In the event that any Linked Shares or New Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles (or the equivalent provisions in relation to New Shares) in connection with a Listing, then the Board may (by simple board resolution) make any alteration to this Agreement or the New Option Agreement, as the case may be, which it thinks fit so that the provisions of this Agreement or the New Option Agreement, as the case may be, apply (from and after the relevant conversion) to the shares into which such Linked Shares or New Shares have converted including but not limited to, providing that any Linked Shares or New Shares that would have been the subject of a Company Conversion Information Notice under this Agreement in connection with a Sale shall instead be subject to compulsory transfer to an Employee Benefit Trust or other party nominated by the Company or to the acquiring entity in such Sale for no (or nominal) consideration.

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11	MISCELLANEOUS

11.1	This Agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided herein none of the rights of the parties under this Agreement may be assigned or transferred.

11.2	Notwithstanding any other provision of this Agreement:

11.2.1	this Agreement shall not form part of any contract of employment or office between the Company or any other member of the Group and the Subscriber and the rights and obligations of the Subscriber under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this Agreement and this Agreement shall afford the Subscriber no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

11.2.2	this Agreement shall not confer on the Subscriber any legal or equitable rights (other than those constituting the Option) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

11.2.3	the Subscriber shall not be entitled to any compensation or damages for any loss or potential loss which (s)he may suffer by reason of being unable to exercise the Option (or have any Linked Shares Released) in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

11.3	Any notice or other communication under or in connection with this Agreement may be given:

11.3.1	by personal delivery or by sending the same by post, to the Subscriber at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

11.3.2	to the Subscriber by electronic communication to his usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

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11.4	This Agreement constitutes the whole agreement between the parties hereto. The Subscriber agrees that in entering into this Agreement he does not rely on, and shall have no remedy in respect of, any statement, representation, warranty or understanding other than as set out in this Agreement. The only remedy available to the Subscriber in respect of any such statement, representation, warranty or understanding shall be for breach of contract under the terms of this Agreement. Nothing in this sub-clause shall operate to exclude liability for fraud.

11.5	The Subscriber shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. Neither the Company nor any other member of the Group shall be responsible for any failure by the Subscriber to obtain any such consent or for any tax or other liability to which the Subscriber may become subject as a result of his exercise of the Option.

11.6	After exercise of the Option and acquisition of the Option Shares, the Subscriber shall become bound by the provisions of the Articles (a copy of which is appended to and forms part of this Agreement) and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles.

11.7	The Subscriber consents that the Company shall collect and process his/her personal data for the purposes set out in this Agreement and in terms of the Data Protection Act (Cap. 440 of the Laws of Malta) or similar laws in other applicable jurisdictions. The Subscriber further consents to the processing and release of the information contained herein by the Company (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to any other members of the Group or any third parties in connection with the administration of this Agreement or for the purpose of complying with any legal obligations. To the extent required by law, the Subscriber has the right to access data which the Company holds about him, and, where applicable, the right to ask for a rectification or erasure of such data.

11.8	This deed may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

11.9

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, save that any person which is obliged to account for any Tax Liability shall be entitled to enforce clause 3 and that any holding company of the Company (from time to time) may enforce any of the provisions of this Agreement (“holding company” having the meaning given in section 1159 Companies Act 2006 for this purpose (but, for the purposes of section 1159(1) of the Companies Act 2006, a company shall be treated

24

as a member of another company if any shares in that other company are registered in the name of either (a) a person by way of security (where the company has provided the security) or (b) a person as nominee for the company)). This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act. The Company may assign any of its rights under this Agreement.

11.10	This Agreement (including the power of attorney granted hereunder) shall be interpreted and construed in accordance with the laws of England and Wales. The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this Agreement shall be brought in such courts.

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IN WITNESS whereof the parties have executed this Agreement as a Deed on the date set out above.

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY P.L.C.	)
acting by a director in the presence	)
of a witness:-)
Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

EXECUTED AS A DEED by	)
[—]	)
in the presence of:-	)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

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Schedule 1

Vesting

For the purposes of this Agreement:

1.	one quarter of the Option Shares shall vest 12 months after the Effective Date;

2.	a further one twelfth of the balance of the Option Shares shall vest 15 months after the Effective Date with an additional one twelfth vesting after each 3 month period thereafter (with the intent that 100% of the Option Shares will have vested 48 months after the Effective Date), and the Option shall be exercisable at any time after the date it has first vested (to the extent vested).

Notwithstanding any of the above:

(a)	no Option Shares shall vest after the date on which the Subscriber ceases to be employed by (or a director of) the Company or any member of the Group (“Cessation Date”) unless the Board (having obtained the consent of the Investor Director) determines otherwise save that:

(i)	in the event that the relevant member of the Group that is the Subscriber’s employer terminates his employment (otherwise than in circumstances where it is entitled to do so summarily under the terms of the Service Agreement) and the Subscriber’s employer makes a payment in lieu of any part of the contractual notice period, any Option Shares that would have vested under paragraphs 1 and 2 above during the period that would otherwise have been the notice period shall be treated as having vested on the Cessation Date; and

(ii)	in the event of a Change of Control Termination, 50% of any of the Option Shares that have not vested shall be treated as vested on the Cessation Date; and

(b)	no Option Shares shall vest after the date of a Sale (save to the extent the Board, having obtained the consent of the Investor Director, determines otherwise and save to the extent they vest under paragraph (a)(ii) above);

and, if any of the Option Shares are no longer capable of vesting, the Option shall lapse immediately with respect to those Option Shares that shall not vest.

Schedule 2

Linked Shares

1	TERMS OF HOLDING OF LINKED SHARES

1.1	The parties acknowledge that the Subscriber may in the future acquire Linked Shares. The Subscriber agrees to hold such Linked Shares subject to the terms and conditions of this Agreement and the Articles.

1.2	The Subscriber:

1.2.1	confirms, warrants and undertakes that he will acquire the Linked Shares on his own behalf for investment purposes and not for re-sale;

1.2.2	confirms, warrants and undertakes that in deciding to apply for the Linked Shares, he will make his own assessment of the risks and opportunities involved and will not rely upon any warranty, representation, or inducement from any person;

1.2.3	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of any Linked Shares in accordance with the Articles and this Agreement;

1.2.4	undertakes that (if required by the Company and if applicable to the Subscriber) he shall (within such timescale as may be required by the Company) enter into an election under section 83(b) of the Code or under section 431(1) of ITEPA, or any other similar procedure under applicable law, such that any restrictions attaching to the Linked Shares will be ignored when valuing the Linked Shares for tax purposes;

1.2.5	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on his behalf with HMRC the restricted and/or unrestricted market value of the Linked Shares for tax purposes;

1.2.6	agrees that the Company may retain the share certificate in respect of the Linked Shares;

1.2.7	absolutely and irrevocably waives any right to:

1.2.7.1	receive any dividends (including any assets distributed in lieu or satisfaction of any dividends) in respect of the Linked Shares, save for any such dividends in respect of any Linked Shares which are Released (in relation to which, with effect from the relevant Linked Shares becoming Released, such waiver shall not apply);

1.2.7.2	participate in any bonus issues of shares in the capital of the Company arising by virtue of the Linked Shares, save for any such bonus issue arising by virtue of any Linked Shares which are Released (in relation to which, with effect from the relevant Linked Shares becoming Released, such waiver shall not apply); and

1.2.7.3	in his capacity as a holder of Linked Shares, receive notice of, and attend and vote (whether in person, by proxy or otherwise) at, any general meeting of the Company, save in respect of any Linked Shares which are Released (in relation to which, with effect from the relevant Linked Shares becoming Released, such waiver shall not apply), and the Subscriber undertakes not to exercise any voting rights attaching to any of the Linked Shares prior to them becoming Released save in relation to a resolution to approve any alteration or abrogation of the rights attaching to the Linked Shares to the extent required by the Articles, if any.

2	COMPULSORY TRANSFER OF SHARES/SHARE CONVERSION

2.1	In the event that on the Relevant Cessation Date the Subscriber holds Linked Shares (not being Shares which are the subject of a Conversion Notice or shares into which the same have been converted) that are on that date Unreleased Shares, whether by reason of the Option lapsing under clause 2.5 or clause 5 or Schedule 1 of this Agreement, or the Option having been exercised in full and not all of the Linked Shares being Released, the Unreleased Shares shall, prior to a Listing, be Compulsory Sale Shares within the meaning of the Articles and the Subscriber shall be deemed to have given a Compulsory Sale Notice as defined in the Articles with respect to such shares in accordance with Article 13.1 provided, however, that notwithstanding any provision of Article 13, the price for the Unreleased Shares determined in accordance with Article 13.5 shall be the price determined in accordance with Article 13.5.1 and the Subscriber hereby waives any and all entitlement to the price determined in accordance with Article 13.5.2 for the Unreleased Shares, even in circumstances in which the Subscriber is a Good Leaver within the meaning of the Articles.

2.2

In the event that the Subscriber holds Unreleased Shares (whether before or after the Relevant Cessation Date), the Company may at any time prior to Listing by notice in writing (the “Company Transfer Notice”) to the Subscriber require the Subscriber to transfer some or all of the Unreleased Shares to the Company pursuant to Article 11.3.10 on a date specified by the Company (the “Company Transfer Date”), but no earlier than 14 calendar days after the date of the Company Transfer Notice, in consideration for a payment to the Subscriber equal to the lesser of (i) the price paid by the Subscriber on subscription for the Unreleased Shares subject to the Company Transfer Notice or (ii) the Fair Price of the Unreleased Shares subject to the Company Transfer Notice on the Company Transfer Date less 25%.

2.3	In the event that the Subscriber holds Unreleased Shares (whether before or after the Relevant Cessation Date), the Company may by notice in writing (the “EBT Transfer Notice”) at any time to the Subscriber require the Subscriber to transfer some or all of the Unreleased Shares to an Employee Benefit Trust or other third party nominated by the Company on a date specified by the Company (the “EBT Transfer Date”), but no earlier than 14 calendar days after the date of the EBT Transfer Notice, in consideration for a payment to the Subscriber equal to the lesser of (i) the price paid by the Subscriber on subscription for the Unreleased Shares subject to the EBT Transfer Notice or (ii) the Fair Price (before Listing) or the Market Value (from Listing) of the Unreleased Shares subject to the EBT Transfer Notice on the EBT Transfer Date less 25%.

2.4	In the event that a Sale is to occur, the Company may notify the Subscriber in writing by a notice substantially in the form set out in schedule 3 (“Company Conversion Information Notice”) of:

2.4.1	the number of Linked Shares which will be the subject of the Conversion Notice, being the number of Linked Shares which have not been Released as at the date of the Sale or (in the case only of a Sale which does not consist of a sale of the entire issued share capital of the Company and only where the Investor Director gives his consent) such number of Linked Shares which have not been Released as is determined by the Board; and

2.4.2	the date to be specified by the Subscriber in the Conversion Notice for the Linked Shares (or a proportion thereof) to convert into Deferred Shares, such date to be the date of the Sale (with the Conversion Notice taking effect immediately prior to the relevant Sale).

2.5	In the event a Company Conversion Information Notice is served pursuant to paragraph 2.4, the Subscriber shall, prior to the Conversion Date (but in any event within 7 calendar days of receipt of the Company Conversion Information Notice), serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7 of the Articles, to convert the number of Linked Shares equal to the Conversion Number into Deferred Shares on the Conversion Date (taking effect immediately prior to the relevant Sale so that the Conversion Number of Linked Shares are converted into Deferred Shares immediately prior to the Sale). This provision is without prejudice to clause 9.1.2.4 of the Agreement.

2.6	Notwithstanding any other provision of this Agreement, in the event that (i) Linked Shares which have not been Released are transferred by the Subscriber pursuant to Article 13 and/or paragraph 2.1 of this Schedule (“Transferred Shares”) and (ii) the Option is exercised on or after the Relevant Cessation Date and such exercise would have been settled by some or all of the Transferred Shares being Released had they still been held by the Subscriber (such shares being the “Relevant Transferred Shares”), then (i) the Company may reduce the number of Shares or New Shares issuable upon exercise of the Option after the Relevant Cessation Date by such number as is equal in value, based on the Market Value on the date of exercise, to the amount paid to the Subscriber upon the transfer of his Relevant Transferred Shares pursuant to Article 13 and/or paragraph 2.1 of this Schedule, or (ii) the Subscriber shall, upon notice from the Company, agree and direct that such amount shall be deducted from the proceeds of any sale of such Shares or New Shares and paid directly to the Company, or (iii) the Subscriber shall agree to pay such amount to the Company directly or, if the Company so agrees, by way of deduction from salary or other remuneration payable to him.

2.7	Notwithstanding any provision of Article 13, in the event that the Subscriber is deemed to give a Compulsory Sale Notice which relates (in whole or part) to Linked Shares which are neither Released nor Unreleased Shares, the Subscriber agrees that the price for such Linked Shares determined in accordance with Article 13.5 shall be the price determined in accordance with Article 13.5.1 and the Subscriber hereby waives any and all entitlement to the price determined in accordance with Article 13.5.2 for the relevant Linked Shares, even in circumstances in which the Subscriber is a Good Leaver within the meaning of the Articles.

3	SHARE TRANSFER

The Subscriber shall not, otherwise than pursuant to a Sale, an Exchange or the operation of Articles 13 or 15 of the Articles, without the prior written consent of the Board (subject to the approval of the Investor Director) (such consent to be made subject to such conditions as the Board may require), or paragraph 2 of this Agreement, transfer the Linked Shares or enter into any arrangement which may place any Encumbrance on the Linked Shares. In the event that the Subscriber wishes to transfer any Linked Shares to a Permitted Transferee (as such term is defined in the Articles) pursuant to any of Articles 11.3.1 to 11.3.3 of the Articles, the Subscriber shall serve notice on the Board identifying the number of Linked Shares to be transferred and the identity of the relevant Permitted Transferee and the

Board will consent to the relevant transfer for the purposes of this paragraph 3 provided that the Subscriber and the Permitted Transferee first enter into an agreement with the Company in such form and containing such provisions as the Board may require (in particular, to ensure that the commercial intentions of the arrangements set out in this Agreement are maintained despite the Linked Shares having been transferred to the Permitted Transferee and accordingly restricting the ability of the Permitted Transferee to transfer the Linked Shares and requiring the compulsory transfer, conversion or forfeiture of the Linked Shares in relevant circumstances). Where the Linked Shares are listed on a stock exchange, this paragraph 3 shall not apply in respect of such number of the Linked Shares as have been Released.

4	MARKET STANDOFF

4.1	The Subscriber agrees that in the event of a Listing, with respect to the Linked Shares and any Shares acquired by the Subscriber pursuant to the exercise of the Option, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of shares in the Company (determined on an as-converted basis immediately prior to Listing), the Subscriber will not, if requested by the managing underwriter(s) in the initial underwritten sale of shares of the Company to the public (“Listed Shares”) pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) calendar days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Listed Shares or securities convertible into Listed Shares, except for: (i) transfers of Shares permitted under paragraph 4.2 so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this paragraph 4.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this clause and to impose stop transfer instructions with respect to the Shares until the end of such period. The Subscriber further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

4.2	The following transfers will be exempt from paragraph 4.1: (i) the transfer of any or all of the Shares during the Subscriber’s lifetime by gift or on the Subscriber’s death by will or intestacy to any member(s) of the Subscriber’s “Immediate Family” (as defined below) or (ii) to a trust for the benefit of the Subscriber and/or member(s) of the Subscriber’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of paragraph 4.1 will continue to apply to the transferred Shares in the hands of such transferee or other recipient. The term “Immediate Family” means the Subscriber’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Subscriber or the Subscriber’s spouse, or the spouse of any of the above or Spousal Equivalent. A person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither is married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they have resided together in the same residence for the last twelve (12) months and intend to do so indefinitely.

Schedule 3

Company Conversion Information Notice

To: [Subscriber]

[Address]

Date:

This notice is served pursuant to paragraph 2 of schedule 2 of the individual option and subscription agreement entered into between you and Midasplayer International Holding Company p.l.c. (“Company”) on [    ] (“Subscription Agreement”).

Pursuant to paragraph 2.4 of schedule 2 of the Subscription Agreement, you are required to serve a notice on the Company in the form attached, requesting that the Conversion Number (as specified below) of your Linked Shares (as defined in the Subscription Agreement) convert into Deferred Shares on the Conversion Date (as specified below) in connection with a Sale:

Conversion Number:

Conversion Date:

On behalf of Midasplayer International Holding Company p.l.c.

Conversion Notice

To:	Midasplayer International Holding Company p.l.c.

[Address]

Date:	[ ]

Dear Sirs,

Conversion Notice

This notice is served pursuant to Article 7.7 of the articles of association (“Articles”) of Midasplayer International Holding Company p.l.c. In accordance with the Articles, notice is hereby given that the number of D3 Ordinary Shares specified below shall convert into Deferred Shares on the Conversion Date specified below. It is acknowledged that this conversion is intended to take effect immediately prior to the relevant Sale.

Conversion Number of D3 Ordinary Shares:

Conversion Date:

Signed

By [Subscriber] [acting by [insert name of agent / attorney] being such person’s duly appointed [agent / or attorney]]

[[and in the case of a notice exercised by an attorney]

Witnessed by: [Witness signature]

Witness name: [Insert name of witness]

Witness address:        [Insert address]]

Schedule 4

1	CALCULATION TO BE PERFORMED ON EXERCISE

1.1	Where the Subscriber has acquired Linked Shares, if the Option has been properly exercised but not all of the Linked Shares have been Released then this paragraph 1.1 shall apply to determine (a) the number of Linked Shares that are Released; and (b) the actual number of Option Shares in respect of which the Option shall be treated as exercised at that time and which are therefore to be issued or transferred to the Subscriber; and (c) the number of Option Shares that the Option shall be treated as lapsing in respect of:

1.1.1	For the purposes of this paragraph 1.1:

1.1.1.1	“Remaining Linked Shares Value” means the value of the Remaining Linked Shares calculated as follows:

Remaining Linked Shares Value = Remaining Linked Shares × LMV

1.1.1.2	“LMV” shall mean the Market Value of a Linked Share on the relevant Date of Exercise (as determined by the Board);

1.1.1.3	“OMV” shall mean the Market Value of an Option Share on the relevant Date of Exercise (as determined by the Board);

1.1.1.4	“Option Gain” means the ‘in the money value’ of the Shares which are purported to be the subject of the exercise, such value being calculated as follows:

Option Gain = X × (OMV – Exercise Price)

1.1.1.5	“Remaining Linked Shares” means such number of the Linked Shares that have not yet been Released at the relevant time and are still held by the Subscriber; and

1.1.1.6	“X” means the number of Shares in respect of which the Option is purported to be exercised, being the number of Shares which is specified in the relevant exercise notice.

1.1.2	If the Remaining Linked Shares Value is equal to or less than the Option Gain then:

1.1.2.1	all of the Remaining Linked Shares shall be Released;

1.1.2.2	the Option shall be treated as having been exercised in respect of a number of Option Shares (“Y”) where:

Y =	(Option Gain – Remaining Linked Shares Value)
(OMV – Exercise Price)

and Y shall be rounded down to the nearest whole number; and

1.1.2.3	the Option shall lapse in respect of a number of Option Shares calculated as X – Y.

1.1.3	If the Remaining Linked Shares Value is greater than the Option Gain then:

1.1.3.1	a number of the Remaining Linked Shares (“Z”) shall be Released, where:

Z =	Option Gain
LMV

and Z shall be rounded down to the nearest whole number;

1.1.3.2	the Option shall be treated as having been exercised in respect of none of the Option Shares; and

1.1.3.3	the Option shall lapse in respect of such number of Option Shares as is equal to X.

1.2	It is acknowledged that the Subscriber may acquire Linked Shares each of which does not have the same Market Value. If that is the case the Board shall adjust the calculations in paragraph 1.1 in such manner as it considers appropriate in order to take account of such differing Market Values and shall identify which of the Linked Shares are treated as Released under paragraph 1.1 (the Linked Shares having greater Market Values being Released in priority to other Linked Shares). References in this agreement to the “number of Linked Shares that have not been Released” (or similar phrases) shall be construed to relate to such of the Linked Shares as have not been Released taking account of the Board’s determination under this paragraph 1.2.

1.3	Any calculation (including the determination of the Option Gain and the Remaining Linked Shares Value) to be carried out under paragraph 1.1 shall be performed by the Board (whose determination shall be final and binding). The Board shall notify the Subscriber of the number of the Remaining Linked Shares which shall be treated as Released, the number of Option Shares in respect of which the Option shall be treated as exercised and the number of Option Shares in respect of which the Option shall be treated as lapsing. Examples of the intended operation of paragraph 1.1 are contained at Appendix 1 for illustration purposes.

Appendix1: Examples of operation of clause 3.3 and schedule 4

Example 1

For the purposes of this example, it is assumed that the Option is granted over 1,000 D1 ordinary shares (as the Option Shares) at an Exercise Price of $17 and that 1,000 D3 ordinary shares have been acquired (as Linked Shares). Assume that the shares in the Company are converted into a single class of A ordinary shares (under the Articles, as a result of a Listing). As a result of the conversion, the Option is treated as subsisting over 1,000 A ordinary shares. The value of the Company at the time of the Listing was such that the Subscriber’s 1,000 D3 ordinary shares have converted into 400 A ordinary shares in accordance with the conversion mechanism set out in the Company’s Articles of Association. (The remaining 600 D3 Ordinary Shares will convert into Deferred Shares and will be taken back by the Company for a nominal or no payment to the Subscriber). The Subscriber chooses to exercise the Option in two tranches as follows:

1.	When half of the option has vested, the Option is purported to be exercised in respect of all 500 vested A ordinary shares at a time when the market value of an A ordinary share is $50.

Option Gain = 500 shares x ($50-17) = $16,500

Remaining Linked Share Value = 400 shares x $50 = $20,000. This exceeds the value of the Option Gain therefore paragraph 1.1.3 of schedule 4 applies.

2.	Applying paragraph 1.1.3:

(a)	the number of Remaining Linked Shares to be Released is calculated:

$16,500 / $50 = 330 A ordinary shares

(b)	the Option is treated as not having been exercised over any shares (and so no Exercise Price is payable); and

(c)	the Option is treated as having lapsed in respect of 500 A ordinary shares.

3.	The Option therefore now subsists over only 500 A ordinary shares. 330 of the Linked Shares have been Released and so there are 70 Remaining Linked Shares.

4.	When the remaining half of the Option has fully vested, the Subscriber purports to exercise the balance of the Option in full. At this time the value of an A ordinary share is $60.

Option Gain = 500 shares x ($60-17) = $21,500

Remaining Linked Share Value = 70 shares x $60 = $4,200. This is less than the Option Gain therefore paragraph 1.1.2 of schedule 4 applies

5.	Applying paragraph 1.1.2:

(a)	all of the Remaining Linked Shares are Released (i.e. 70 A ordinary shares already held by the Subscriber);

(b)	the number of Option Shares that the Option is treated as having been exercised over is calculated:

($21,500 – $4,200) / ($60 – $17) = 402 shares

Since the Option is treated as exercised over 402 shares, an aggregate Exercise Price of $6,834 is payable by the Subscriber1; and

(c)	the Option is treated as having lapsed in respect of 98 A ordinary shares.

6.	Accordingly, the Option has now lapsed in full and all Linked Shares have been Released.

Example 2

Facts as with Example 1, save that the value of an A ordinary share is $30 at step 4 rather than $60:

4.	When the remaining half of the Option has fully vested, the Subscriber purports to exercise the balance of the Option in full. At this time the value of an A ordinary share is $30.

Option Gain = 500 shares x ($30-17) = $6,500

Remaining Linked Share Value = 70 shares x $30 = $2,100. This is less than the Option Gain therefore paragraph 1.1.2 of schedule 4 applies.

5.	Applying paragraph 1.1.2:

(a)	all of the Remaining Linked Shares are Released (i.e. 70 A ordinary shares already held by the Subscriber);

(b)	the number of Option Shares that the Option is treated as having been exercised over is calculated:

($6,500 – $2,100) / ($30 – $17) = 338 shares

Since the Option is treated as exercised over 338 shares, an aggregate Exercise Price of $5,746 is payable by the Subscriber2; and

(c)	the Option is treated as having lapsed in respect of 162 A ordinary shares.

6.	Accordingly, the Option has now lapsed in full and all Linked Shares have been Released.

[1]	As an alternative to delivering 402 A ordinary shares to the Subscriber at a price of $17 per share, the Company may agree to a net-settlement mechanism whereby instead the Subscriber receives a number of shares which has a value equal to the net gain. In this example, the aggregate Exercise Price would have been $6,834, which equates to 114 shares and so only 288 shares (i.e. 402 less 114) are actually delivered to the Subscriber. Depending upon company law requirements, a nominal payment may also need to be made by the Subscriber.
[2]	As an alternative to delivering 338 A ordinary shares to the Subscriber at a price of $17 per share, the Company may agree to a net-settlement mechanism whereby instead the Subscriber receives a number of shares which has a value equal to the net gain. In this example, the aggregate Exercise Price would have been $5,746, which equates to 191 shares and so only 147 shares (i.e. 338 less 191) are actually delivered to the Subscriber. Depending upon company law requirements, a nominal payment may also need to be made by the Subscriber.

Example 3

For the purposes of this example, it is assumed that the Option is granted (to an employee) over 1,000 D1 ordinary shares (as the Option Shares) at an Exercise Price of $17 and that 1,000 D3 ordinary shares have been acquired (as Linked Shares). Assume that the shares in the Company are converted into a single class of A ordinary shares (under the Articles, as a result of a Listing). As a result of the conversion, the Option is treated as subsisting over 1,000 A ordinary shares. The value of the Company at the time of the Listing was such that the Subscriber’s 1,000 D3 ordinary shares have converted into 400 A ordinary shares.

Before any part of the Option has vested, the Subscriber leaves employment (by resignation, other than for a “Good Reason”). Since the Option has not vested:

1.	The Option can never be exercised and lapses.

2.	As none of the Linked Shares have been Released, the Subscriber will be required to transfer the Linked Shares to an Employee Benefit Trust in consideration for a payment per Linked Share equal to the lesser of (i) the subscription price paid for the Linked Shares and (ii) the market price of the Linked Shares at the time of transfer less 25%.

Example 4

For the purposes of this example, it is assumed that the Option is granted over 1,000 D1 ordinary shares (as the Option Shares) at an Exercise Price of $17 and that 1,000 D3 ordinary shares have been acquired (as Linked Shares). No Listing has occurred. The Subscriber chooses to exercise the Option in two tranches as follows:

1.	When half of the option has vested, the Option is purported to be exercised in respect of all 500 vested D1 ordinary shares at a time when the market value of a D1 ordinary share is $50. The market value of a Linked Share at that time is $20.

Option Gain = 500 shares x ($50-17) = $16,500

Remaining Linked Share Value = 1,000 shares x $20 = $20,000. This exceeds the value of the Option Gain therefore paragraph 1.1.3 of schedule 4 applies

2.	Applying paragraph 1.1.3:

(a)	the number of Remaining Linked Shares to be Released is calculated:

$16,500 / $20 = 825 D3 ordinary shares

(b)	the Option is treated as not having been exercised over any shares (and so no Exercise Price is payable); and

(c)	the Option is treated as having lapsed in respect of 500 D1 ordinary shares.

3.	The Option therefore now subsists over only 500 D1 ordinary shares. 825 of the Linked Shares have been Released and so there are 175 Remaining Linked Shares.

4.	When the remaining half of the Option has fully vested, the Subscriber purports to exercise the balance of the Option in full. At this time the value of a D1 ordinary share is $60. The market value of a Linked Share at that time is $30.

Option Gain = 500 shares x ($60-17) = $21,500

Remaining Linked Share Value = 175 shares x $30 = $5,250. This is less than the Option Gain therefore paragraph 1.1.2 of schedule 4 applies.

5.	Applying paragraph 1.1.2:

(a)	all of the Remaining Linked Shares are Released (i.e. 175 D3 ordinary shares already held by the Subscriber);

(b)	the number of Option Shares that the Option is treated as having been exercised over is calculated:

($21,500 – $5,250) / ($60 – $17) = 377 shares

Since the Option is treated as exercised over 377 shares, an aggregate Exercise Price of $6,409 is payable by the Subscriber3; and

(c)	the Option is treated as having lapsed in respect of 123 D1 ordinary shares.

6.	Accordingly, the Option has now lapsed in full and all Linked Shares have been Released.

[3]	As an alternative to delivering 377 D1 ordinary shares to the Subscriber at a price of $17 per share, the Company may agree to a net-settlement mechanism whereby instead the Subscriber receives a number of shares which has a value equal to the net gain. In this example, the aggregate Exercise Price would have been $6,409, which equates to 107 shares and so only 270 shares (i.e. 377 less 107) are actually delivered to the Subscriber. Depending upon company law requirements, a nominal payment may also need to be made by the Subscriber.

Appendix 2: Section 431 election

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.	Between

the Employee

whose National Insurance Number is

and

the Company (who is the Employee’s employer)

of Company Registration Number

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the Employee and applies to:

Number of securities

Description of securities

Name of issuer of securities	Midasplayer International Holding Company p.l.c.

acquired by the Employee on

4.	Extent of Application

This election disapplies all restrictions attaching to the securities.

5.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in Company

Appendix 3: Articles of Association of the Company

MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C.

AND

[—]

INDIVIDUAL OPTION AND

SUBSCRIPTION AGREEMENT

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

CONTENTS

1	DEFINITIONS	2

2	GRANT OF OPTION	9

3	MANNER OF EXERCISE OF OPTIONS	11

4	TAXATION MATTERS	13

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS	14

6	VARIATION OF SHARE CAPITAL	16

7	EXCHANGE OF OPTION FOR NEW OPTION	17

8	ADDITIONAL PROVISIONS	18

9	POWER OF ATTORNEY	18

10	VARIATION AND RELATED MATTERS	21

11	MISCELLANEOUS	23

AGREEMENT DATED	[—]

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St Julian’s, STJ 3140, Malta (the “Company”) and;

(2)	[—] of [—] (the “Subscriber”).

RECITALS

(A)	The Subscriber is a key employee and/or director within the Group at the date of this Agreement.

(B)	The Company wishes to grant to the Subscriber an option to acquire up to [—] D1 ordinary shares of €[—] each in the capital of the Company upon and subject to the terms of this Agreement.

(C)	The Subscriber may also acquire Linked Shares.

(D)	The Subscriber agrees to hold any Linked Shares subject to the terms of the Articles and this Agreement. Pursuant to the provisions of this Agreement and the Articles, the Linked Shares, or any shares for which they are exchanged or into which they are converted in connection with a listing of the Company’s shares on a securities exchange or otherwise, (or a proportion thereof) may, in certain circumstances and at certain times, become subject to compulsory transfer under this Agreement and/or the Articles or be converted into Deferred Shares.

1	DEFINITIONS

1.1	In this Agreement the following words and expressions shall have the following meanings and, unless the context requires otherwise (or the term is otherwise defined herein), the terms defined in the Articles shall have the same meanings in this Agreement:-

“Acquiring Company”

means a company which acquires shares in the capital of the Company pursuant to a Sale;

“Articles”

means the articles of association of the Company in effect from time to time;

2

“Asset Sale”

means the disposal by any one or more members of the Group of assets (whether together with associated liabilities or otherwise and as part of an undertaking or otherwise) which represent 50% or more (by book value) of the consolidated gross assets of the Group at that time but excluding any such disposal to another member of the Group;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

“Change of Control Period”

means a period that commences on the date that falls three months prior to the date of exchange of contracts in relation to an applicable Sale and terminates on the date that falls 18 months immediately after the completion of an applicable Sale;

“Change of Control Termination”

means the termination of the employment of the Subscriber during a Change of Control Period where:

(a)	the Company or other relevant member of the Group serves notice to terminate the employment of the Subscriber, save where it summarily terminates the Subscriber’s employment without notice or payment in lieu of notice under the Service Agreement; or

(b)	the Subscriber terminates his employment with the Company or any relevant member of the Group with or without notice for Good Reason (other than in circumstances where the Company or other relevant member of the Group has reasonable grounds for summary dismissal without notice or payment in lieu of notice under the Service Agreement) provided that the Subscriber must, before he terminates his employment for Good Reason, and if (on a reasonable view) the circumstances that constitutes Good Reason are remediable, have first given the Company or relevant member of the Group a written notice stating clearly the event or circumstance that constitutes Good Reason in his belief, acting in good faith, and given the Company or relevant member of the Group a period of not less than 15 working days to cure the event or circumstance allegedly constituting Good Reason and no Good Reason shall exist if on a reasonable view the event or circumstance is cured by the Company or relevant member of the Group;

3

“Code”

means the United States Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder;

“Company Conversion Information Notice”

the meaning given in paragraph 2.4 of schedule 2;

“Company Transfer Date”

the meaning given in paragraph 2.2 of schedule 2;

“Company Transfer Notice”

the meaning given in paragraph 2.2 of schedule 2;

“Conversion Date”

the date to be specified by the Subscriber in the relevant Conversion Notice for the Linked Shares (or a proportion thereof) to convert into Deferred Shares, being the date determined in accordance with paragraph 2.4.2 of schedule 2;

“Conversion Number”

means the number of Linked Shares which are to be the subject of the relevant Conversion Notice, as calculated in accordance with paragraph 2.4.1 of schedule 2;

“Date of Exercise”

means the date on which the Company receives both the written notice and any payment (if required) referred to in clause 3.1;

“Dealing Code”

means any code or regulations adopted by any relevant listing authority or stock exchange which restrict dealings in securities issued by the Company and/or such other rules and regulations adopted by the Company, which govern dealing in Shares, interests in Shares, options or rights over Shares or interests in Shares;

“Drag Along Notice”

means a Drag Along Notice as defined in the Articles;

“EBT Transfer Date”

the meaning given in paragraph 2.3 of schedule 2;

“EBT Transfer Notice”

the meaning given in paragraph 2.3 of schedule 2;

“Effective Date”

[—]

4

“Eligible Person”

means an individual who is an employee or director of a member of the Group;

“Employee Benefit Trust”

means an employee benefit trust established by the Company in connection with its employee share incentive arrangements;

“Encumbrance”

means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

“Exercise Price”

means the sum of USD $[—] per Option Share, adjusted if appropriate pursuant to clause 6;

“Fair Price”

the meaning assigned in the Articles;

“Good Leaver”

means the Subscriber ceasing to be an employee and/or director of any member of the Group:

(a)	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

(b)	due to dismissal of the Subscriber by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss; or

(c)	in circumstances where the Board determines (subject to the Investor Director voting in favour of such determination) in its absolute discretion the Subscriber to be a Good Leaver; or

(d)	in circumstances where either (i) the Company or other relevant member of the Group serves notice to terminate the employment of the Subscriber; or (ii) the Subscriber serves notice to terminate his employment with the Company or relevant member of the Group for a Good Reason; in each case in circumstances other than where the Company or relevant member of the Group summarily terminates the Subscriber’s employment without notice or payment in lieu of notice under the Service Agreement; or

(e)	in circumstances where the termination of the Subscriber’s employment by the Company or any member of the Group constitutes a Change of Control Termination;

5

“Good Reason”

means grounds that entitle the Subscriber to treat himself as being constructively dismissed (within the meaning of section 95(1)(c) of the Employment Rights Act 1996) as may be determined by a court of competent jurisdiction. Examples of such grounds may include, but are not limited to, circumstances where the Subscriber is required to permanently relocate outside of Greater London, where the Subscriber’s pay is unilaterally reduced, where the member of the Group that is the Subscriber’s employer is in material breach of the Service Agreement, where the scope of the Subscriber’s role is materially reduced, where the level or status attached to the Subscriber’s role is reduced or where on a Sale the acquiring entity did not give the Subscriber options, compensation or equity of at least the same value as the value of any shares under option (net of exercise price) held by the Subscriber which are no longer capable of vesting or being exercised after such Sale;

“Grant Date”

[—];

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“HMRC”

means HM Revenue & Customs (or any other taxation or other authority in any other jurisdiction, as applicable);

“Investor Director”

has the meaning given in the Articles;

“ITEPA”

means the Income Tax (Earnings and Pensions) Act 2003;

“Linked Shares”

means shares acquired by the Subscriber which, in the relevant Letter of Allotment, are expressed as being “Linked Shares” for the purposes of this Agreement (or any other shares into which the same are converted);

“Liquidation”

whether voluntary or compulsory, means the passing of a resolution for the winding-up of the Company;

6

“Listing”

means :

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the Financial Markets Act (Cap. 345 of the laws of Malta) as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relevant Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

“Market Value”

means on any day the market value of a share of the relevant class determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 or, if shares of the relevant class are quoted on the official list of a Recognized Investment Exchange, the average of the middle market quotations of such a share as derived from the relevant Official List for the three immediately preceding dealing days or, if the Option is being exercised in the context of a Sale, the market value shall be determined by reference to the price to be paid for a share of the relevant class by the Acquiring Company;

“Option”

means the right to acquire Option Shares granted under this Agreement;

“Option Shares”

means the [—] Shares which are the subject of the Option;

“Released”

means “Released” pursuant to paragraph 1.1 of schedule 4 (the effect of which being, amongst other things, that certain restrictions on transfer referred to in paragraph 3 of schedule 2 may cease to apply to the Linked Shares that are Released);

“Relevant Transferred Shares”

the meaning given in paragraph 2.6 of schedule 2;

“Sale”

has the meaning given to it in the Articles save that unless the Board (and the Investor Director) determine otherwise, it shall not constitute a Sale where the person (or Connected Persons or group of persons Acting in Concert (as defined in the Articles)) acquiring or obtaining shares in the circumstances giving rise to the “Sale” are (in the reasonable opinion of the Board) Apax entities;

7

“Service Agreement”

the Subscriber’s service agreement with [—], dated [—], as amended or replaced from time to time;

“Share”

means a D1 ordinary share of €[—] in the capital of the Company (or such other nominal value as may be determined by the Company in general meeting from time to time);

“Tax Liability”

means any income tax, withholding tax and employee national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HMRC and which arise by reference to:

(a)	the issue of any Linked Shares;

(b)	the transfer of any Linked Shares or any of the Linked Shares being treated as Released;

(c)	the redemption or conversion of any Linked Shares;

(d)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) occurring in connection with the acquisition, holding or disposal of the Linked Shares by the Subscriber during the ownership of any Linked Shares by the Subscriber;

(e)	the Subscriber exercising the Option or acquiring Option Shares pursuant to such exercise; and/or

(f)	any gain realised or deemed to have been realised by the Subscriber in respect of the Option or the Option Shares;

provided that employer’s national insurance contributions (or foreign equivalents) shall not constitute Tax Liabilities and such amounts shall be payable by the Company or other member of the Group;

“Transferred Shares”

the meaning given in paragraph 2.6 of schedule 2;

8

“Unreleased Shares”

means Linked Shares that have not been and are no longer capable of being Released.

1.2	So far as not inconsistent with the context:-

1.2.1	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

1.2.2	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

1.2.3	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this Agreement.

1.2.4	The headings to clauses of this Agreement are for convenience only and have no legal effect.

1.3	In this Agreement, the Subscriber shall be deemed to cease to be an employee and/or director of a member of the Group on the Relevant Cessation Date. For these purposes, the “Relevant Cessation Date” shall be the date on which the Subscriber ceases to be an employee, consultant or director of or to any member of the Group for any reason (including death or bankruptcy) without remaining or immediately becoming an employee, consultant or director of or to any other member of the Group or the date of occurrence of a repudiatory breach by the Subscriber of the Service Agreement (or his contract of engagement) that is accepted by his employer (or the company of which he is a director or to which he is a consultant), resulting in the termination of the Subscriber’s employment, directorship or consultancy (whichever is the earlier).

1.4	The recitals to this Agreement have no legal effect and shall not affect the construction or interpretation of this Agreement (save that terms defined therein shall have the same meanings for the purpose of this Agreement).

2	GRANT OF OPTION

2.1	The Company hereby grants to the Subscriber the right, upon the terms and subject to the conditions of this Agreement exercisable to the extent that the Option has vested in accordance with, and on the dates specified in, schedule 1, to purchase the Option Shares for the Exercise Price. For the avoidance of doubt, this clause 2.1 is subject to the provisions of clause 3 and schedule 4.

2.2	The Option is granted on the Grant Date.

9

2.3	The Option may be exercised in whole or in part but (from and following a Listing) the Option may not be exercised at any time when such exercise is prohibited by any Dealing Code.

2.4	The Option is personal to the Subscriber. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse forthwith.

2.5	The Option shall lapse automatically (in so far as it has not been exercised) on the earliest of:-

2.5.1	the tenth anniversary of the Grant Date;

2.5.2	the date on which it lapses under clause 2.4;

2.5.3	unless the Company otherwise decides (it being able to impose such conditions as it sees fit in the event that it exercises its discretion in this regard), 40 calendar days after the Option has become exercisable in accordance with clause 5 (but excluding clause 5.2) save that where the Subscriber is employed by a member of the Group on the date of a Sale and such Sale would otherwise cause the Option to lapse under this clause 2.5.3 the Option shall lapse only in respect of such of the Option Shares as have vested as at the relevant lapse date, the balance of the Option lapsing under this clause 2.5.3 18 calendar months after the date of the Sale;

2.5.4	the Subscriber being adjudicated bankrupt by a court of law;

2.5.5	forthwith upon the Subscriber ceasing to be an Eligible Person other than in circumstances where the Subscriber is a Good Leaver;

2.5.6	the date falling 90 calendar days after the Subscriber ceases to be an Eligible Person in circumstances where the Subscriber is a Good Leaver (or such longer period as the Board, having obtained the consent of the Investor Director, may determine in its absolute discretion);

2.5.7	the date on which the Option has lapsed in its entirety under clause 3 and/or schedule 4;

2.5.8	unless the Board determines otherwise, on completion of any Exchange if the Subscriber has not entered into an agreement for the grant of a New Option in accordance with clause 7.

10

3	MANNER OF EXERCISE OF OPTIONS

3.1	To the extent that the Option has become exercisable pursuant to this Agreement, the Option may be exercised (in whole or in part) by the Subscriber, or as the case may be his personal representatives, giving prior notice in writing to the Company specifying the number of Shares in respect of which the Subscriber wishes to exercise the Option accompanied by:

3.1.1	the payment of the total Exercise Price due in respect of the number of Shares specified in the exercise notice, save to the extent that the Subscriber has made other arrangements for the payment of the total Exercise Price (such as, after Listing, the Subscriber selling sufficient number of the Shares as generates proceeds to pay the Exercise Price and using those proceeds to satisfy the same) which are satisfactory to the Company or the Company permits the cashless exercise of the Option pursuant to clause 3.6; and

3.1.2	if required by the Company, the amount due under clause 4.1 in respect of any Tax Liability.

The Subscriber acknowledges that, despite the number of Shares specified in the written notice, the Option may actually be exercised over a lower number of Shares by virtue of the operation of clause 3.3 and schedule 4 below.

3.2	Where the Option has been properly exercised, the Shares in respect of which the Option has been exercised (after taking account of the provisions of schedule 4) shall be issued and allotted or transferred pursuant to a notice of exercise within 30 calendar days of the Date of Exercise. Where any Dealing Code prohibits the issue or transfer of the relevant Shares during such 30 day period, such 30 day period shall be extended by the number of days (plus three further days) during which the prohibition applies.

3.3	Where the Subscriber has acquired Linked Shares, if the Option (or any part thereof) is properly exercised but not all of the Linked Shares have been Released, schedule 4 shall apply to determine:

3.3.1	the number of Linked Shares (if any) that shall be Released;

3.3.2	the actual number of Option Shares in respect of which the Option shall be treated as exercised at that time and which are therefore to be issued and allotted or transferred to the Subscriber; and

3.3.3	the extent to which the Option shall be deemed to have lapsed in respect of a specified number of Option Shares.

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3.4	Any calculation (including but not limited to the determination of the Option Gain and the Remaining Linked Shares Value) to be carried out under clause 3.3 and schedule 4 shall be performed by the Board (whose determination shall be final and binding). The Board shall notify the Subscriber of the number of the Remaining Linked Shares which shall be treated as Released, the number of Option Shares in respect of which the Option shall be treated as exercised and the number of Option Shares in respect of which the Option shall be treated as lapsing. Examples of the intended operation of clause 3.3 and schedule 4 are contained at Appendix 1 for illustration purposes.

3.5	If and to the extent that the Subscriber:

3.5.1	serves a valid exercise notice specifying a number of Option Shares to which the exercise relates; and

3.5.2	makes a payment of an Exercise Price calculated by reference to such number; but

3.5.3	the Option is treated as having been exercised in respect of a reduced number of Option Shares (pursuant to clause 3.3 and schedule 4),

then the Company shall arrange for the return or repayment to the Subscriber of the relevant part of the Exercise Price.

3.6	Notwithstanding any other provision of this Agreement, if a Subscriber serves a valid exercise notice and, as a result, the Company is obliged to issue or transfer a number of Shares to the Subscriber in exchange for the payment of a corresponding Exercise Price then the Company shall, at its sole discretion, be entitled to satisfy that obligation by issuing, transferring or procuring the transfer to the Subscriber (at no cost to the Subscriber or at a cost which reflects only the nominal value of the relevant Shares) such reduced number of Shares as will (in the opinion of the Board) deliver equivalent value to the Subscriber.

3.7	The Subscriber hereby agrees that if the Option is exercised prior to a Listing the Subscriber shall, as a condition of such exercise, enter into a subscription agreement in respect of the Option Shares and deed of adherence to a shareholders agreement in the form approved by the Board.

3.8	In the event that:

3.8.1

the Board becomes aware that either (i) a General Offer has been (or is to be) made to the shareholders of the Company for the purposes of Article 14.1.1.1 or (ii) an Approved Offer (as defined in the Articles) has been (or is to be)

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made to the shareholders of the Company), and the Subscriber will not otherwise receive notice of that General Offer or Approved Offer (as the case may be); and

3.8.2	any of the Option Shares have vested under Schedule 1,

the Board shall (where it considers it reasonable to do so) give notice to the Subscriber that such a General Offer or Approved Offer has been (or is to be) made.

4	TAXATION MATTERS

4.1	In the event that a Tax Liability becomes due on the exercise of the Option, the Option may not be exercised unless:-

4.1.1	the Company or other member of the Group is able to deduct or, where possible, withhold, an amount equal to the whole of the Tax Liability from the Subscriber’s net pay for the next pay period; or

4.1.2	the Subscriber has paid to the Company or other member of the Group an amount equal to the Tax Liability; or

4.1.3	the sum of the amount that the Subscriber has paid to the Company or other member of the Group in respect of the Company’s or other member of the Group’s obligation to satisfy the Tax Liability and the total amount that the Company or other member of the Group is able to deduct from the Subscriber’s net pay for the next pay period is equal to or more than the Tax Liability; or

4.1.4	the Subscriber enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

4.2	The Subscriber agrees that if requested to do so by the Board he shall immediately upon exercise of the Option enter into an irrevocable joint election with his employing company (or the company of which he is a director) pursuant to section 431 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom, including section 83(b) of the Code) in a form specified by the Board that for the relevant tax purposes the market value of the Shares acquired is to be calculated as if the Shares were not restricted securities (as defined in section 423 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) and sections 425 to 430 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) are not to apply to such Shares.

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4.3	The Subscriber hereby covenants to pay to the Company (or such other member of the Group as the Company directs) an amount equal to any Tax Liability. Without prejudice to the right of any person to enforce the covenants to pay in any other way:

4.3.1	the Subscriber hereby authorises (for all purposes, including Part II of the Employment Rights Act 1996 if and where applicable to the Subscriber) the person entitled to receive payment under this clause 4.3 (or the company which employs him, or of which he is a director, if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the person, would be equal to the amount due from the Subscriber from any payment made to or in respect of the Subscriber by the relevant company or the relevant person on or after the date of the event which gives rise to the Tax Liability; and

4.3.2	the Subscriber hereby agrees (to the extent permitted by law) to pay to the relevant person (or relevant company) an amount sufficient to satisfy all Tax Liability (in respect of which the Subscriber is liable under this clause 4.3) to the extent that such liabilities are not recovered from the Subscriber pursuant to clause 4.3.1 or otherwise to enter into such arrangements as the Company may consider appropriate to recover from the Subscriber the amount of any Tax Liability for which the Subscriber is so liable.

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS

5.1	Sale or Asset Sale

5.1.1	In the event that a Sale or an Asset Sale takes place, the Option may be exercised within 40 calendar days of such Sale or Asset Sale (as applicable) occurring (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

5.1.2	In the event that the Board becomes aware that an offer has been made which, if completed, would lead to the Option becoming exercisable under clause 5.1.1 above, it may at its absolute discretion resolve that the Option becomes exercisable under clause 5.1.1 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) within such period as is determined by the Board and notified to the Subscriber (prior to any Sale or Asset Sale as mentioned in clause 5.1.1) and, in the event that the Option is not exercised during this period, it shall lapse to the extent provided by clause 2.5.3 but as if the reference to “40 calendar days after the Option has become exercisable in accordance with clause 5 (but excluding clause 5.2)” in that clause reads “on the expiry of the period determined by the Board under clause 5.1.2”.

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5.2	Listing

5.2.1	An Option may be exercised on or following a Listing in accordance with clause 5.2.2 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

5.2.2	As soon as the Board has become aware that firm negotiations have been entered into or firm proposals have been made for the Listing, the Board may notify the Subscriber that such negotiations or proposals have been entered into or made. Within one week of such notification, the Subscriber may exercise the Option (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1). The Board may specify in the notification that the exercise of the Option under this clause 5.2.2 shall be conditional upon completion of the Listing (and for the purposes of this clause 5.2, “completion” in relation to a Listing shall be the admission or granting of permission referred to in the definition of “Listing”) and in such a case, in the event that the Listing does not proceed, the notice of exercise shall be deemed never to have been served.

5.3	Exchange of Options

5.3.1	In the event that a Sale takes place, the Subscriber may at any time within six months of the Sale by agreement with the Acquiring Company release his rights under the Option (in this clause referred to as “the old rights”) in consideration for the grant to him of rights (in this clause referred to as “the new rights”) which are equivalent to the old rights but relate to shares in a different company.

5.3.2	The new rights referred to in clause 5.3.1 above shall not be regarded for the purposes of this clause 5 as equivalent to the old rights unless:

5.3.2.1	the new rights are granted to the Subscriber by reason of his employment or office (as director) with the Acquiring Company or any of its 51% subsidiaries;

5.3.2.2	the total Market Value of the Shares which are the subject of the Option immediately before the release of the Subscriber’s old rights is substantially equivalent to the total Market Value of the shares (which are the subject of the new rights) immediately after the grant of the new rights to the Subscriber; and

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5.3.2.3	the total amount payable by the Subscriber for the acquisition of shares in pursuance of the new rights is substantially equivalent to the total amount that would be payable for the acquisition of Shares which are the subject of the Option in pursuance of the old rights.

5.3.3	Where any new rights are granted pursuant to this clause 5.3 this Agreement shall in relation to the new rights be construed as if references to the Company and to the Shares were references to the Acquiring Company or as the case may be to the company in whose shares the new rights relate and to the shares of the Acquiring Company or of the other company in whose shares the new rights relate.

5.4	Liquidation

If the Company passes an extraordinary resolution for dissolution and consequential voluntary winding up of the Company, the Option may be exercised until the commencement of such winding up (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) at the expiry of which period it shall lapse.

6	VARIATION OF SHARE CAPITAL

6.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, or if any of the shares in the Company are to be converted to shares of another class pursuant to the provisions of the Articles (including, but not limited to, a conversion of ordinary “D1” shares into “A” ordinary shares and/or Deferred Shares immediately prior to a Listing), the limit on the number of Shares available under the Option, the number, class and nominal amount of Shares subject to the Option (the definition of “Shares” being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted in such manner as the Board considers reasonable PROVIDED THAT:-

6.1.1	the aggregate amount payable on the exercise of an Option in full is not increased (subject to clause 6.1.2); and

6.1.2	the Exercise Price for a Share is not reduced below its nominal value.

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7	EXCHANGE OF OPTION FOR NEW OPTION

7.1	If the Company is or is to be the subject of a transaction whereby all or substantially all of the issued share capital of the Company is or is to be exchanged for issued share capital in another company or body corporate, wherever incorporated, (the “New Company”) with the result that (in the reasonable opinion of the Board) the beneficial ownership of the issued share capital in the New Company is (or is to be) substantially the same as the beneficial ownership of the issued share capital in the Company immediately prior to such transaction (the “Exchange”), the Subscriber shall (if so requested by the Company) release his rights (including his right to acquire Shares) under this Agreement (the “Old Option”) in consideration for the grant to him of equivalent rights granted by the New Company (including a right to acquire shares in the New Company) (the “New Option”). The determination of such equivalence shall be made in the sole discretion of the Board whose decision shall be final and binding.

7.2	The New Option shall be on terms and conditions that are (in the opinion of the Board) equivalent to the terms and conditions of this Agreement save that where a provision in this Agreement refers to the Company the corresponding provision in the agreement governing the New Option (the “New Option Agreement”) shall (unless the Board considers the context requires otherwise) instead refer to the New Company, provided that:

7.2.1	the number (and class) of shares in the New Company subject to the New Option may be different to the number (and class) of Shares subject to the Old Option, provided that (in the opinion of the Board) there shall be no material enlargement or dilution of the Subscriber’s interest; and

7.2.2	the exercise price payable per share of the New Company under the New Option may be different to the Exercise Price per Share under the Old Option, provided that (i) the exercise price per share of the New Company under the New Option shall be at least the nominal value of such share and (ii) the aggregate exercise price for all of the shares of the New Company subject to the New Option immediately after the Exchange shall be substantially equivalent to the aggregate Exercise Price of all of the Shares subject to the Old Option immediately prior to the Exchange.

7.3	Where a New Option is to be granted, the New Option Agreement shall contain provisions which (in the opinion of the Board) are equivalent to those contained herein (including for the avoidance of doubt those contained in schedule 2) relating to Linked Shares, but instead relating to shares (“New Shares”) for which any Linked Shares have been exchanged and (without limitation) the terms of the relevant agreement may:

7.3.1	reflect the fact that the New Shares relate to another corporation or company, including a foreign corporation or company, as the case may be, (rather than the Company); and

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7.3.2	take account of any other matters (such as, without limitation, variations between the Articles and the constitutional documents governing the corporation or company in which the New Shares are issued and in the case of the corporation or company being incorporated in another jurisdiction, differences between the laws of Malta and the laws applicable to such company or corporations) that the Board considers necessary or desirable to give effect to the commercial intention of the arrangement envisaged by this Agreement.

8	ADDITIONAL PROVISIONS

The provisions of schedule 2 apply and relate (amongst other things) to the terms of the Subscriber’s holding of any Linked Shares, certain restrictions relating to the same and matters relating to the conversion of shares.

9	POWER OF ATTORNEY

9.1	The Subscriber:

9.1.1	hereby irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this Agreement or any New Option Agreement and irrevocably authorises the Attorney (on the Subscriber’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the terms of this Agreement, the New Option Agreement, the terms of the Articles (or the articles of association of the New Company) or the release of the Old Option and grant of the New Option in connection with the Exchange. Every attorney that may be appointed by virtue of this clause shall be considered to act singly as the true and lawful attorney of the Subscriber with full power of substitution as specified herein;

9.1.2	agrees that the Attorney may in his name or otherwise on the Subscriber’s behalf:

9.1.2.1	execute any stock transfer form and any other documents and do all things necessary in order to transfer any Linked Shares or New

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Shares in accordance with this Agreement or the Articles (or the articles of association of the company in which the New Shares are issued) including, without prejudice to the generality to the foregoing, any transfer pursuant to a Drag Along Notice;

9.1.2.2	accept any Company Transfer Notice or EBT Transfer Notice served in accordance with this Agreement or the New Option Agreement and execute any stock transfer form and any other documents and do all things necessary in order to transfer Unreleased Shares pursuant thereto;

9.1.2.3	accept any Company Conversion Information Notice (or other document) served in accordance with this Agreement or the New Option Agreement;

9.1.2.4	serve a Conversion Notice (or other document) in accordance with this Agreement or the New Option Agreement;

9.1.2.5	receive and comply with a Drag Along Notice;

9.1.2.6	make any tax filing or claim for relief or exemption that the Attorney considers necessary or desirable in connection with any transfer referred to at 9.1.2.1 above;

9.1.2.7	execute any New Option Agreement on the Subscriber’s behalf;

9.1.2.8	approve any alteration to this Agreement or the New Option Agreement pursuant to clause 10 (or equivalent provisions of the New Option Agreement);

9.1.2.9	accept and retain any share certificate issued in respect of any Linked Shares or New Shares;

9.1.2.10

sign any written resolution of the shareholders of the Company or New Company (or of the holders of the relevant class of shares in the Company or New Company) that the Board considers to be necessary or desirable for the purposes of or in connection with the IPO (as defined in schedule 2 but as if the reference to “Company” in such definition were to “Company or New Company”) or any pre-IPO restructuring, reconstruction or amalgamation involving the share capital of the Company or New Company (“Resolutions”) including without prejudice to the generality of the foregoing any reorganisation, conversion or reclassification of all or any of the

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share capital of the Company or New Company and/or the alteration, abrogation or variation of the rights attached to any Linked Shares or New Shares; and/or

9.1.2.11	in lieu of signing a written resolution as aforesaid, to appoint a proxy to attend and vote on his or her behalf on any Resolutions to be proposed at a general meeting of the Company or New Company at the discretion of the Attorney and to approve, in writing or otherwise, any consent to the convening of any such meeting at short notice.

9.2	The Subscriber hereby authorises the Attorney to:

9.2.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

9.2.2	appoint one or more persons to act as substitute attorney for the Subscriber and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of clause 9.1 or otherwise) or the revocation of the said mandate given to the Attorney.

9.3	The Subscriber undertakes:

9.3.1	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Subscriber in its capacity as the registered holder of any Linked Shares or New Shares;

9.3.2	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

9.3.3	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

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9.4	The Subscriber declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact. The Attorney is expressly authorized to act under this Power of Attorney.

9.5	The Subscriber agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, negligence or wilful misconduct).

9.6	The Subscriber agrees that the power of attorney and other authorities on the terms conferred by or referred to in this Agreement (including but not limited to the authority granted in terms of paragraph 1.2.5 of schedule 2) are given by way of security for the performance of the obligations of the Subscriber and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

9.7	The Board shall notify the Subscriber as soon as reasonably practicable following the Exchange of the release of the Old Option and the grant of the New Option or of any pre-IPO restructuring, reconstruction or amalgamation involving the share capital of the Company or New Company. Notwithstanding such release the power of attorney granted under this clause 9 shall remain valid, binding and in existence.

9.8	The power of attorney granted under this clause 9 is without prejudice (and in addition) to any power of attorney contained in the Articles (or the articles of association of the New Company).

10	VARIATION AND RELATED MATTERS

10.1

The terms of this Agreement shall in all respects be administered by the Board, and in the event of any dispute or disagreement as to the interpretation of this Agreement, or as to any question or right arising from or related to this Agreement, the decision of the Board shall be final and binding upon all persons. It is expressly agreed and understood by and between the parties to this Agreement that: from time to time during the term hereof there may be information relating to the Company and/or the Group which is considered by the Board to be of a commercially sensitive nature and/or which it would not be in the best interests of the Company to disclose to all

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shareholders of the Company, and accordingly disclosure of such information to the Subscriber should be withheld; the determination as to what information shall fall within this category is considered to constitute a question related to this Agreement on which the decision of the Board shall be final and binding upon all persons as aforesaid; and that for all intents and purposes the Subscriber hereby grants his unconditional waiver to the right to receive such information as the board of directors may determine from time to time, including during or for the purposes of a general meeting of the shareholders of the Company.

10.2	Subject to clause 10.4 and 7.3, the board of directors for the time being of the Company may at any time and from time to time make any alteration to this Agreement which it thinks fit provided that:

10.2.1	any alteration to this Agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group member or the Subscriber, may be made without the consent of the Subscriber; and

10.2.2	(subject to clause 10.2.1) no alteration which would materially and unfairly increase the liability of the Subscriber or materially and unfairly decrease the value of his subsisting rights under this Agreement shall be made without the Subscriber’s prior written consent.

10.3	Subject to clause 10.2, clause 10.4 and clause 7.3, no variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this Agreement.

10.4	In the event that any Linked Shares or New Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles (or the equivalent provisions in relation to New Shares) in connection with a Listing, then the Board may (by simple board resolution) make any alteration to this Agreement or the New Option Agreement, as the case may be, which it thinks fit so that the provisions of this Agreement or the New Option Agreement, as the case may be, apply (from and after the relevant conversion) to the shares into which such Linked Shares or New Shares have converted including but not limited to, providing that any Linked Shares or New Shares that would have been the subject of a Company Conversion Information Notice under this Agreement in connection with a Sale shall instead be subject to compulsory transfer to an Employee Benefit Trust or other party nominated by the Company or to the acquiring entity in such Sale for no (or nominal) consideration.

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11	MISCELLANEOUS

11.1	This Agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided herein none of the rights of the parties under this Agreement may be assigned or transferred.

11.2	Notwithstanding any other provision of this Agreement:

11.2.1	this Agreement shall not form part of any contract of employment or office between the Company or any other member of the Group and the Subscriber and the rights and obligations of the Subscriber under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this Agreement and this Agreement shall afford the Subscriber no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

11.2.2	this Agreement shall not confer on the Subscriber any legal or equitable rights (other than those constituting the Option) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

11.2.3	the Subscriber shall not be entitled to any compensation or damages for any loss or potential loss which (s)he may suffer by reason of being unable to exercise the Option (or have any Linked Shares Released) in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

11.3	Any notice or other communication under or in connection with this Agreement may be given:

11.3.1	by personal delivery or by sending the same by post, to the Subscriber at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

11.3.2	to the Subscriber by electronic communication to his usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

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11.4	This Agreement constitutes the whole agreement between the parties hereto. The Subscriber agrees that in entering into this Agreement he does not rely on, and shall have no remedy in respect of, any statement, representation, warranty or understanding other than as set out in this Agreement. The only remedy available to the Subscriber in respect of any such statement, representation, warranty or understanding shall be for breach of contract under the terms of this Agreement. Nothing in this sub-clause shall operate to exclude liability for fraud.

11.5	The Subscriber shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. Neither the Company nor any other member of the Group shall be responsible for any failure by the Subscriber to obtain any such consent or for any tax or other liability to which the Subscriber may become subject as a result of his exercise of the Option.

11.6	After exercise of the Option and acquisition of the Option Shares, the Subscriber shall become bound by the provisions of the Articles (a copy of which is appended to and forms part of this Agreement) and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles.

11.7	The Subscriber consents that the Company shall collect and process his/her personal data for the purposes set out in this Agreement and in terms of the Data Protection Act (Cap. 440 of the Laws of Malta) or similar laws in other applicable jurisdictions. The Subscriber further consents to the processing and release of the information contained herein by the Company (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to any other members of the Group or any third parties in connection with the administration of this Agreement or for the purpose of complying with any legal obligations. To the extent required by law, the Subscriber has the right to access data which the Company holds about him, and, where applicable, the right to ask for a rectification or erasure of such data.

11.8	This deed may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

11.9

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, save that any person which is obliged to account for any Tax Liability shall be entitled to enforce clause 3 and that any holding company of the Company (from time to time) may enforce any of the provisions of this Agreement (“holding company” having the meaning given in section 1159 Companies Act 2006 for this purpose (but, for the purposes of section 1159(1) of the Companies Act 2006, a company shall be treated

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as a member of another company if any shares in that other company are registered in the name of either (a) a person by way of security (where the company has provided the security) or (b) a person as nominee for the company)). This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act. The Company may assign any of its rights under this Agreement.

11.10	This Agreement (including the power of attorney granted hereunder) shall be interpreted and construed in accordance with the laws of England and Wales. The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this Agreement shall be brought in such courts.

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IN WITNESS whereof the parties have executed this Agreement as a Deed on the date set out above.

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY P.L.C.	)
acting by a director in the presence	)
of a witness:-)
Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

EXECUTED AS A DEED by	)
[—]	)
in the presence of:-	)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

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Schedule 1

Vesting

For the purposes of this Agreement:

1.	one twelfth of the Option Shares shall vest 3 months after the Effective Date;

2.	a further one twelfth of the Option Shares shall vest 6 months after the Effective Date with an additional one twelfth vesting after each 3 month period thereafter (with the intent that 100% of the Option Shares will have vested 36 months after the Effective Date), and the Option shall be exercisable at any time after the date it has first vested (to the extent vested).

Notwithstanding any of the above:

(a)	no Option Shares shall vest after the date on which the Subscriber ceases to be employed by (or a director of) the Company or any member of the Group (“Cessation Date”) unless the Board (having obtained the consent of the Investor Director) determines otherwise save that:

(i)	in the event that the relevant member of the Group that is the Subscriber’s employer terminates his employment (otherwise than in circumstances where it is entitled to do so summarily under the terms of the Service Agreement) and the Subscriber’s employer makes a payment in lieu of any part of the contractual notice period, any Option Shares that would have vested under paragraphs 1 and 2 above during the period that would otherwise have been the notice period shall be treated as having vested on the Cessation Date; and

(ii)	in the event of a Change of Control Termination, 100% of any of the Option Shares that would have vested under paragraphs 1 and 2 above during the period of three calendar years commencing on the date of the Change of Control Termination shall be treated as vested on the Cessation Date; and

(b)	no Option Shares shall vest after the date of a Sale (save to the extent the Board, having obtained the consent of the Investor Director, determines otherwise and save to the extent they vest under paragraph (a)(ii) above);

and, if any of the Option Shares are no longer capable of vesting, the Option shall lapse immediately with respect to those Option Shares that shall not vest.

Schedule 2

Linked Shares

1	TERMS OF HOLDING OF LINKED SHARES

1.1	The parties acknowledge that the Subscriber may in the future acquire Linked Shares. The Subscriber agrees to hold such Linked Shares subject to the terms and conditions of this Agreement and the Articles.

1.2	The Subscriber:

1.2.1	confirms, warrants and undertakes that he will acquire the Linked Shares on his own behalf for investment purposes and not for re-sale;

1.2.2	confirms, warrants and undertakes that in deciding to apply for the Linked Shares, he will make his own assessment of the risks and opportunities involved and will not rely upon any warranty, representation, or inducement from any person;

1.2.3	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of any Linked Shares in accordance with the Articles and this Agreement;

1.2.4	undertakes that (if required by the Company and if applicable to the Subscriber) he shall (within such timescale as may be required by the Company) enter into an election under section 83(b) of the Code or under section 431(1) of ITEPA, or any other similar procedure under applicable law, such that any restrictions attaching to the Linked Shares will be ignored when valuing the Linked Shares for tax purposes;

1.2.5	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on his behalf with HMRC the restricted and/or unrestricted market value of the Linked Shares for tax purposes;

1.2.6	agrees that the Company may retain the share certificate in respect of the Linked Shares;

1.2.7	absolutely and irrevocably waives any right to:

1.2.7.1	receive any dividends (including any assets distributed in lieu or satisfaction of any dividends) in respect of the Linked Shares, save for any such dividends in respect of any Linked Shares which are Released (in relation to which, with effect from the relevant Linked Shares becoming Released, such waiver shall not apply);

1.2.7.2	participate in any bonus issues of shares in the capital of the Company arising by virtue of the Linked Shares, save for any such bonus issue arising by virtue of any Linked Shares which are Released (in relation to which, with effect from the relevant Linked Shares becoming Released, such waiver shall not apply); and

1.2.7.3	in his capacity as a holder of Linked Shares, receive notice of, and attend and vote (whether in person, by proxy or otherwise) at, any general meeting of the Company, save in respect of any Linked Shares which are Released (in relation to which, with effect from the relevant Linked Shares becoming Released, such waiver shall not apply), and the Subscriber undertakes not to exercise any voting rights attaching to any of the Linked Shares prior to them becoming Released save in relation to a resolution to approve any alteration or abrogation of the rights attaching to the Linked Shares to the extent required by the Articles, if any.

2	COMPULSORY TRANSFER OF SHARES/SHARE CONVERSION

2.1	In the event that on the Relevant Cessation Date the Subscriber holds Linked Shares (not being Shares which are the subject of a Conversion Notice or shares into which the same have been converted) that are on that date Unreleased Shares, whether by reason of the Option lapsing under clause 2.5 or clause 5 or Schedule 1 of this Agreement, or the Option having been exercised in full and not all of the Linked Shares being Released, the Unreleased Shares shall, prior to a Listing, be Compulsory Sale Shares within the meaning of the Articles and the Subscriber shall be deemed to have given a Compulsory Sale Notice as defined in the Articles with respect to such shares in accordance with Article 13.1 provided, however, that notwithstanding any provision of Article 13, the price for the Unreleased Shares determined in accordance with Article 13.5 shall be the price determined in accordance with Article 13.5.1 and the Subscriber hereby waives any and all entitlement to the price determined in accordance with Article 13.5.2 for the Unreleased Shares, even in circumstances in which the Subscriber is a Good Leaver within the meaning of the Articles.

2.2

In the event that the Subscriber holds Unreleased Shares (whether before or after the Relevant Cessation Date), the Company may at any time prior to Listing by notice in writing (the “Company Transfer Notice”) to the Subscriber require the Subscriber to transfer some or all of the Unreleased Shares to the Company pursuant to Article 11.3.10 on a date specified by the Company (the “Company Transfer Date”), but no earlier than 14 calendar days after the date of the Company Transfer Notice, in consideration for a payment to the Subscriber equal to the lesser of (i) the price paid by the Subscriber on subscription for the Unreleased Shares subject to the Company Transfer Notice or (ii) the Fair Price of the Unreleased Shares subject to the Company Transfer Notice on the Company Transfer Date less 25%.

2.3	In the event that the Subscriber holds Unreleased Shares (whether before or after the Relevant Cessation Date), the Company may by notice in writing (the “EBT Transfer Notice”) at any time to the Subscriber require the Subscriber to transfer some or all of the Unreleased Shares to an Employee Benefit Trust or other third party nominated by the Company on a date specified by the Company (the “EBT Transfer Date”), but no earlier than 14 calendar days after the date of the EBT Transfer Notice, in consideration for a payment to the Subscriber equal to the lesser of (i) the price paid by the Subscriber on subscription for the Unreleased Shares subject to the EBT Transfer Notice or (ii) the Fair Price (before Listing) or the Market Value (from Listing) of the Unreleased Shares subject to the EBT Transfer Notice on the EBT Transfer Date less 25%.

2.4	In the event that a Sale is to occur, the Company may notify the Subscriber in writing by a notice substantially in the form set out in schedule 3 (“Company Conversion Information Notice”) of:

2.4.1	the number of Linked Shares which will be the subject of the Conversion Notice, being the number of Linked Shares which have not been Released as at the date of the Sale or (in the case only of a Sale which does not consist of a sale of the entire issued share capital of the Company and only where the Investor Director gives his consent) such number of Linked Shares which have not been Released as is determined by the Board; and

2.4.2	the date to be specified by the Subscriber in the Conversion Notice for the Linked Shares (or a proportion thereof) to convert into Deferred Shares, such date to be the date of the Sale (with the Conversion Notice taking effect immediately prior to the relevant Sale).

2.5	In the event a Company Conversion Information Notice is served pursuant to paragraph 2.4, the Subscriber shall, prior to the Conversion Date (but in any event within 7 calendar days of receipt of the Company Conversion Information Notice), serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7 of the Articles, to convert the number of Linked Shares equal to the Conversion Number into Deferred Shares on the Conversion Date (taking effect immediately prior to the relevant Sale so that the Conversion Number of Linked Shares are converted into Deferred Shares immediately prior to the Sale). This provision is without prejudice to clause 9.1.2.4 of the Agreement.

2.6	Notwithstanding any other provision of this Agreement, in the event that (i) Linked Shares which have not been Released are transferred by the Subscriber pursuant to Article 13 and/or paragraph 2.1 of this Schedule (“Transferred Shares”) and (ii) the Option is exercised on or after the Relevant Cessation Date and such exercise would have been settled by some or all of the Transferred Shares being Released had they still been held by the Subscriber (such shares being the “Relevant Transferred Shares”), then (i) the Company may reduce the number of Shares or New Shares issuable upon exercise of the Option after the Relevant Cessation Date by such number as is equal in value, based on the Market Value on the date of exercise, to the amount paid to the Subscriber upon the transfer of his Relevant Transferred Shares pursuant to Article 13 and/or paragraph 2.1 of this Schedule, or (ii) the Subscriber shall, upon notice from the Company, agree and direct that such amount shall be deducted from the proceeds of any sale of such Shares or New Shares and paid directly to the Company, or (iii) the Subscriber shall agree to pay such amount to the Company directly or, if the Company so agrees, by way of deduction from salary or other remuneration payable to him.

2.7	Notwithstanding any provision of Article 13, in the event that the Subscriber is deemed to give a Compulsory Sale Notice which relates (in whole or part) to Linked Shares which are neither Released nor Unreleased Shares, the Subscriber agrees that the price for such Linked Shares determined in accordance with Article 13.5 shall be the price determined in accordance with Article 13.5.1 and the Subscriber hereby waives any and all entitlement to the price determined in accordance with Article 13.5.2 for the relevant Linked Shares, even in circumstances in which the Subscriber is a Good Leaver within the meaning of the Articles.

3	SHARE TRANSFER

The Subscriber shall not, otherwise than pursuant to a Sale, an Exchange or the operation of Articles 13 or 15 of the Articles, without the prior written consent of the Board (subject to the approval of the Investor Director) (such consent to be made subject to such conditions as the Board may require), or paragraph 2 of this Agreement, transfer the Linked Shares or enter into any arrangement which may place any Encumbrance on the Linked Shares. In the event that the Subscriber wishes to transfer any Linked Shares to a Permitted Transferee (as such term is defined in the Articles) pursuant to any of Articles 11.3.1 to 11.3.3 of the Articles, the Subscriber shall serve notice on the Board identifying the number of Linked Shares to be transferred and the identity of the relevant Permitted Transferee and the

Board will consent to the relevant transfer for the purposes of this paragraph 3 provided that the Subscriber and the Permitted Transferee first enter into an agreement with the Company in such form and containing such provisions as the Board may require (in particular, to ensure that the commercial intentions of the arrangements set out in this Agreement are maintained despite the Linked Shares having been transferred to the Permitted Transferee and accordingly restricting the ability of the Permitted Transferee to transfer the Linked Shares and requiring the compulsory transfer, conversion or forfeiture of the Linked Shares in relevant circumstances). Where the Linked Shares are listed on a stock exchange, this paragraph 3 shall not apply in respect of such number of the Linked Shares as have been Released.

4	MARKET STANDOFF

4.1	The Subscriber agrees that in the event of a Listing, with respect to the Linked Shares and any Shares acquired by the Subscriber pursuant to the exercise of the Option, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of shares in the Company (determined on an as-converted basis immediately prior to Listing), the Subscriber will not, if requested by the managing underwriter(s) in the initial underwritten sale of shares of the Company to the public (“Listed Shares”) pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) calendar days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Listed Shares or securities convertible into Listed Shares, except for: (i) transfers of Shares permitted under paragraph 4.2 so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this paragraph 4.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this clause and to impose stop transfer instructions with respect to the Shares until the end of such period. The Subscriber further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

4.2	The following transfers will be exempt from paragraph 4.1: (i) the transfer of any or all of the Shares during the Subscriber’s lifetime by gift or on the Subscriber’s death by will or intestacy to any member(s) of the Subscriber’s “Immediate Family” (as defined below) or (ii) to a trust for the benefit of the Subscriber and/or member(s) of the Subscriber’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of paragraph 4.1 will continue to apply to the transferred Shares in the hands of such transferee or other recipient. The term “Immediate Family” means the Subscriber’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Subscriber or the Subscriber’s spouse, or the spouse of any of the above or Spousal Equivalent. A person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither is married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they have resided together in the same residence for the last twelve (12) months and intend to do so indefinitely.

Schedule 3

Company Conversion Information Notice

To: [Subscriber]

[Address]

Date:

This notice is served pursuant to paragraph 2 of schedule 2 of the individual option and subscription agreement entered into between you and Midasplayer International Holding Company p.l.c. (“Company”) on [    ] (“Subscription Agreement”).

Pursuant to paragraph 2.4 of schedule 2 of the Subscription Agreement, you are required to serve a notice on the Company in the form attached, requesting that the Conversion Number (as specified below) of your Linked Shares (as defined in the Subscription Agreement) convert into Deferred Shares on the Conversion Date (as specified below) in connection with a Sale:

Conversion Number:

Conversion Date:

On behalf of Midasplayer International Holding Company p.l.c.

Conversion Notice

To:	Midasplayer International Holding Company p.l.c.

[Address]

Date:	[ ]

Dear Sirs,

Conversion Notice

This notice is served pursuant to Article 7.7 of the articles of association (“Articles”) of Midasplayer International Holding Company p.l.c. In accordance with the Articles, notice is hereby given that the number of D3 Ordinary Shares specified below shall convert into Deferred Shares on the Conversion Date specified below. It is acknowledged that this conversion is intended to take effect immediately prior to the relevant Sale.

Conversion Number of D3 Ordinary Shares:

Conversion Date:

Signed

By [Subscriber] [acting by [insert name of agent / attorney] being such person’s duly appointed [agent / or attorney]]

[[and in the case of a notice exercised by an attorney]

Witnessed by: [Witness signature]

Witness name: [Insert name of witness]

Witness address: [Insert address]]

Schedule 4

1	CALCULATION TO BE PERFORMED ON EXERCISE

1.1	Where the Subscriber has acquired Linked Shares, if the Option has been properly exercised but not all of the Linked Shares have been Released then this paragraph 1.1 shall apply to determine (a) the number of Linked Shares that are Released; and (b) the actual number of Option Shares in respect of which the Option shall be treated as exercised at that time and which are therefore to be issued or transferred to the Subscriber; and (c) the number of Option Shares that the Option shall be treated as lapsing in respect of:

1.1.1	For the purposes of this paragraph 1.1:

1.1.1.1	“Remaining Linked Shares Value” means the value of the Remaining Linked Shares calculated as follows:

Remaining Linked Shares Value = Remaining Linked Shares × LMV

1.1.1.2	“LMV” shall mean the Market Value of a Linked Share on the relevant Date of Exercise (as determined by the Board);

1.1.1.3	“OMV” shall mean the Market Value of an Option Share on the relevant Date of Exercise (as determined by the Board);

1.1.1.4	“Option Gain” means the ‘in the money value’ of the Shares which are purported to be the subject of the exercise, such value being calculated as follows:

Option Gain = X × (OMV – Exercise Price)

1.1.1.5	“Remaining Linked Shares” means such number of the Linked Shares that have not yet been Released at the relevant time and are still held by the Subscriber; and

1.1.1.6	“X” means the number of Shares in respect of which the Option is purported to be exercised, being the number of Shares which is specified in the relevant exercise notice.

1.1.2	If the Remaining Linked Shares Value is equal to or less than the Option Gain then:

1.1.2.1	all of the Remaining Linked Shares shall be Released;

1.1.2.2	the Option shall be treated as having been exercised in respect of a number of Option Shares (“Y”) where:

Y =	(Option Gain – Remaining Linked Shares Value)
(OMV – Exercise Price)

and Y shall be rounded down to the nearest whole number; and

1.1.2.3	the Option shall lapse in respect of a number of Option Shares calculated as X - Y.

1.1.3	If the Remaining Linked Shares Value is greater than the Option Gain then:

1.1.3.1	a number of the Remaining Linked Shares (“Z”) shall be Released, where:

Z =	Option Gain
LMV

and Z shall be rounded down to the nearest whole number;

1.1.3.2	the Option shall be treated as having been exercised in respect of none of the Option Shares; and

1.1.3.3	the Option shall lapse in respect of such number of Option Shares as is equal to X.

1.2	It is acknowledged that the Subscriber may acquire Linked Shares each of which does not have the same Market Value. If that is the case the Board shall adjust the calculations in paragraph 1.1 in such manner as it considers appropriate in order to take account of such differing Market Values and shall identify which of the Linked Shares are treated as Released under paragraph 1.1 (the Linked Shares having greater Market Values being Released in priority to other Linked Shares). References in this agreement to the “number of Linked Shares that have not been Released” (or similar phrases) shall be construed to relate to such of the Linked Shares as have not been Released taking account of the Board’s determination under this paragraph 1.2.

1.3	Any calculation (including the determination of the Option Gain and the Remaining Linked Shares Value) to be carried out under paragraph 1.1 shall be performed by the Board (whose determination shall be final and binding). The Board shall notify the Subscriber of the number of the Remaining Linked Shares which shall be treated as Released, the number of Option Shares in respect of which the Option shall be treated as exercised and the number of Option Shares in respect of which the Option shall be treated as lapsing. Examples of the intended operation of paragraph 1.1 are contained at Appendix 1 for illustration purposes.

Appendix1: Examples of operation of clause 3.3 and schedule 4

Example 1

For the purposes of this example, it is assumed that the Option is granted over 1,000 D1 ordinary shares (as the Option Shares) at an Exercise Price of $17 and that 1,000 D3 ordinary shares have been acquired (as Linked Shares). Assume that the shares in the Company are converted into a single class of A ordinary shares (under the Articles, as a result of a Listing). As a result of the conversion, the Option is treated as subsisting over 1,000 A ordinary shares. The value of the Company at the time of the Listing was such that the Subscriber’s 1,000 D3 ordinary shares have converted into 400 A ordinary shares in accordance with the conversion mechanism set out in the Company’s Articles of Association. (The remaining 600 D3 Ordinary Shares will convert into Deferred Shares and will be taken back by the Company for a nominal or no payment to the Subscriber). The Subscriber chooses to exercise the Option in two tranches as follows:

1.	When half of the option has vested, the Option is purported to be exercised in respect of all 500 vested A ordinary shares at a time when the market value of an A ordinary share is $50.

Option Gain = 500 shares x ($50-17) = $16,500

Remaining Linked Share Value = 400 shares x $50 = $20,000. This exceeds the value of the Option Gain therefore paragraph 1.1.3 of schedule 4 applies.

2.	Applying paragraph 1.1.3:

(a)	the number of Remaining Linked Shares to be Released is calculated:

$16,500 / $50 = 330 A ordinary shares

(b)	the Option is treated as not having been exercised over any shares (and so no Exercise Price is payable); and

(c)	the Option is treated as having lapsed in respect of 500 A ordinary shares.

3.	The Option therefore now subsists over only 500 A ordinary shares. 330 of the Linked Shares have been Released and so there are 70 Remaining Linked Shares.

4.	When the remaining half of the Option has fully vested, the Subscriber purports to exercise the balance of the Option in full. At this time the value of an A ordinary share is $60.

Option Gain = 500 shares x ($60-17) = $21,500

Remaining Linked Share Value = 70 shares x $60 = $4,200. This is less than the Option Gain therefore paragraph 1.1.2 of schedule 4 applies

5.	Applying paragraph 1.1.2:

(a)	all of the Remaining Linked Shares are Released (i.e. 70 A ordinary shares already held by the Subscriber);

(b)	the number of Option Shares that the Option is treated as having been exercised over is calculated:

($21,500 - $4,200) / ($60 - $17) = 402 shares

Since the Option is treated as exercised over 402 shares, an aggregate Exercise Price of $6,834 is payable by the Subscriber1; and

(c)	the Option is treated as having lapsed in respect of 98 A ordinary shares.

6.	Accordingly, the Option has now lapsed in full and all Linked Shares have been Released.

Example 2

Facts as with Example 1, save that the value of an A ordinary share is $30 at step 4 rather than $60:

4.	When the remaining half of the Option has fully vested, the Subscriber purports to exercise the balance of the Option in full. At this time the value of an A ordinary share is $30.

Option Gain = 500 shares x ($30-17) = $6,500

Remaining Linked Share Value = 70 shares x $30 = $2,100. This is less than the Option Gain therefore paragraph 1.1.2 of schedule 4 applies.

5.	Applying paragraph 1.1.2:

(a)	all of the Remaining Linked Shares are Released (i.e. 70 A ordinary shares already held by the Subscriber);

(b)	the number of Option Shares that the Option is treated as having been exercised over is calculated:

($6,500 - $2,100) / ($30 - $17) = 338 shares

Since the Option is treated as exercised over 338 shares, an aggregate Exercise Price of $5,746 is payable by the Subscriber2; and

(c)	the Option is treated as having lapsed in respect of 162 A ordinary shares.

6.	Accordingly, the Option has now lapsed in full and all Linked Shares have been Released.

[1]	As an alternative to delivering 402 A ordinary shares to the Subscriber at a price of $17 per share, the Company may agree to a net-settlement mechanism whereby instead the Subscriber receives a number of shares which has a value equal to the net gain. In this example, the aggregate Exercise Price would have been $6,834, which equates to 114 shares and so only 288 shares (i.e. 402 less 114) are actually delivered to the Subscriber. Depending upon company law requirements, a nominal payment may also need to be made by the Subscriber.
[2]	As an alternative to delivering 338 A ordinary shares to the Subscriber at a price of $17 per share, the Company may agree to a net-settlement mechanism whereby instead the Subscriber receives a number of shares which has a value equal to the net gain. In this example, the aggregate Exercise Price would have been $5,746, which equates to 191 shares and so only 147 shares (i.e. 338 less 191) are actually delivered to the Subscriber. Depending upon company law requirements, a nominal payment may also need to be made by the Subscriber.

Example 3

For the purposes of this example, it is assumed that the Option is granted (to an employee) over 1,000 D1 ordinary shares (as the Option Shares) at an Exercise Price of $17 and that 1,000 D3 ordinary shares have been acquired (as Linked Shares). Assume that the shares in the Company are converted into a single class of A ordinary shares (under the Articles, as a result of a Listing). As a result of the conversion, the Option is treated as subsisting over 1,000 A ordinary shares. The value of the Company at the time of the Listing was such that the Subscriber’s 1,000 D3 ordinary shares have converted into 400 A ordinary shares.

Before any part of the Option has vested, the Subscriber leaves employment (by resignation, other than for a “Good Reason”). Since the Option has not vested:

1.	The Option can never be exercised and lapses.

2.	As none of the Linked Shares have been Released, the Subscriber will be required to transfer the Linked Shares to an Employee Benefit Trust in consideration for a payment per Linked Share equal to the lesser of (i) the subscription price paid for the Linked Shares and (ii) the market price of the Linked Shares at the time of transfer less 25%.

Example 4

For the purposes of this example, it is assumed that the Option is granted over 1,000 D1 ordinary shares (as the Option Shares) at an Exercise Price of $17 and that 1,000 D3 ordinary shares have been acquired (as Linked Shares). No Listing has occurred. The Subscriber chooses to exercise the Option in two tranches as follows:

1.	When half of the option has vested, the Option is purported to be exercised in respect of all 500 vested D1 ordinary shares at a time when the market value of a D1 ordinary share is $50. The market value of a Linked Share at that time is $20.

Option Gain = 500 shares x ($50-17) = $16,500

Remaining Linked Share Value = 1,000 shares x $20 = $20,000. This exceeds the value of the Option Gain therefore paragraph 1.1.3 of schedule 4 applies

2.	Applying paragraph 1.1.3:

(a)	the number of Remaining Linked Shares to be Released is calculated:

$16,500 / $20 = 825 D3 ordinary shares

(b)	the Option is treated as not having been exercised over any shares (and so no Exercise Price is payable); and

(c)	the Option is treated as having lapsed in respect of 500 D1 ordinary shares.

3.	The Option therefore now subsists over only 500 D1 ordinary shares. 825 of the Linked Shares have been Released and so there are 175 Remaining Linked Shares.

4.	When the remaining half of the Option has fully vested, the Subscriber purports to exercise the balance of the Option in full. At this time the value of a D1 ordinary share is $60. The market value of a Linked Share at that time is $30.

Option Gain = 500 shares x ($60-17) = $21,500

Remaining Linked Share Value = 175 shares x $30 = $5,250. This is less than the Option Gain therefore paragraph 1.1.2 of schedule 4 applies.

5.	Applying paragraph 1.1.2:

(a)	all of t\he Remaining Linked Shares are Released (i.e. 175 D3 ordinary shares already held by the Subscriber);

(b)	the number of Option Shares that the Option is treated as having been exercised over is calculated:

($21,500 - $5,250) / ($60 - $17) = 377 shares

Since the Option is treated as exercised over 377 shares, an aggregate Exercise Price of $6,409 is payable by the Subscriber3; and

(c)	the Option is treated as having lapsed in respect of 123 D1 ordinary shares.

6.	Accordingly, the Option has now lapsed in full and all Linked Shares have been Released.

[3]	As an alternative to delivering 377 D1 ordinary shares to the Subscriber at a price of $17 per share, the Company may agree to a net-settlement mechanism whereby instead the Subscriber receives a number of shares which has a value equal to the net gain. In this example, the aggregate Exercise Price would have been $6,409, which equates to 107 shares and so only 270 shares (i.e. 377 less 107) are actually delivered to the Subscriber. Depending upon company law requirements, a nominal payment may also need to be made by the Subscriber.

Appendix 2: Section 431 election

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.	Between

the Employee

whose National Insurance Number is

and

the Company (who is the Employee’s employer)

of Company Registration Number

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the Employee and applies to:

Number of securities

Description of securities

Name of issuer of securities	Midasplayer International Holding Company p.l.c.

acquired by the Employee on

4.	Extent of Application

This election disapplies all restrictions attaching to the securities.

5.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in Company

Appendix 3: Articles of Association of the Company

MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C.

AND

[—]

INDIVIDUAL OPTION AND

SUBSCRIPTION AGREEMENT

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

CONTENTS

1	DEFINITIONS	2

2	GRANT OF OPTION	9

3	MANNER OF EXERCISE OF OPTIONS	11

4	TAXATION MATTERS	13

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS	15

6	VARIATION OF SHARE CAPITAL	17

7	EXCHANGE OF OPTION FOR NEW OPTION	17

8	ADDITIONAL PROVISIONS	19

9	POWER OF ATTORNEY	19

10	VARIATION AND RELATED MATTERS	22

11	MISCELLANEOUS	23

AGREEMENT DATED [—]

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St Julian’s, STJ 3140, Malta (the “Company”) and;

(2)	[—] of [—] (the “Subscriber”).

RECITALS

(A)	The Subscriber is a key employee and/or director within the Group at the date of this Agreement.

(B)	The Company wishes to grant to the Subscriber an option to acquire up to [—] D1 ordinary shares of €[—] each in the capital of the Company upon and subject to the terms of this Agreement.

(C)	The Subscriber may also acquire Linked Shares.

(D)	The Subscriber agrees to hold any Linked Shares subject to the terms of the Articles and this Agreement. Pursuant to the provisions of this Agreement and the Articles, the Linked Shares, or any shares for which they are exchanged or into which they are converted in connection with a listing of the Company’s shares on a securities exchange or otherwise, (or a proportion thereof) may, in certain circumstances and at certain times, become subject to compulsory transfer under this Agreement and/or the Articles or be converted into Deferred Shares.

1	DEFINITIONS

1.1	In this Agreement the following words and expressions shall have the following meanings and, unless the context requires otherwise (or the term is otherwise defined herein), the terms defined in the Articles shall have the same meanings in this Agreement:-

“Acquiring Company”

means a company which acquires shares in the capital of the Company pursuant to a Sale;

“Articles”

means the articles of association of the Company in effect from time to time;

“Asset Sale”

means the disposal by any one or more members of the Group of assets (whether together with associated liabilities or otherwise and as part of an undertaking or otherwise) which represent 50% or more (by book value) of the consolidated gross assets of the Group at that time but excluding any such disposal to another member of the Group;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

“Change of Control Period”

means a period that commences on the date that falls three months prior to the date of exchange of contracts in relation to an applicable Sale and terminates on the date that falls 18 months immediately after the completion of an applicable Sale;

“Change of Control Termination”

means the termination of the employment of the Subscriber during a Change of Control Period where:

(a)	the Company or other relevant member of the Group serves notice to terminate the employment of the Subscriber, save where it summarily terminates the Subscriber’s employment without notice or payment in lieu of notice under the Service Agreement; or

(b)	the Subscriber terminates his employment with the Company or any relevant member of the Group with or without notice for Good Reason (other than in circumstances where the Company or other relevant member of the Group has reasonable grounds for summary dismissal without notice or payment in lieu of notice under the Service Agreement) provided that the Subscriber must, before he terminates his employment for Good Reason, and if (on a reasonable view) the circumstances that constitutes Good Reason are remediable, have first given the Company or relevant member of the Group a written notice stating clearly the event or circumstance that constitutes Good Reason in his belief, acting in good faith, and given the Company or relevant member of the Group a period of not less than 15 working days to cure the event or circumstance allegedly constituting Good Reason and no Good Reason shall exist if on a reasonable view the event or circumstance is cured by the Company or relevant member of the Group;

“Code”

means the United States Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder;

“Company Conversion Information Notice”

the meaning given in paragraph 2.4 of schedule 2;

“Company Transfer Date”

the meaning given in paragraph 2.2 of schedule 2;

“Company Transfer Notice”

the meaning given in paragraph 2.2 of schedule 2;

“Conversion Date”

the date to be specified by the Subscriber in the relevant Conversion Notice for the Linked Shares (or a proportion thereof) to convert into Deferred Shares, being the date determined in accordance with paragraph 2.4.2 of schedule 2;

“Conversion Number”

means the number of Linked Shares which are to be the subject of the relevant Conversion Notice, as calculated in accordance with paragraph 2.4.1 of schedule 2;

“Date of Exercise”

means the date on which the Company receives both the written notice and any payment (if required) referred to in clause 3.1;

“Dealing Code”

means any code or regulations adopted by any relevant listing authority or stock exchange which restrict dealings in securities issued by the Company and/or such other rules and regulations adopted by the Company, which govern dealing in Shares, interests in Shares, options or rights over Shares or interests in Shares;

“Drag Along Notice”

means a Drag Along Notice as defined in the Articles;

“EBT Transfer Date”

the meaning given in paragraph 2.3 of schedule 2;

“EBT Transfer Notice”

the meaning given in paragraph 2.3 of schedule 2;

“Effective Date”

[—];

“Eligible Person”

means an individual who is an employee or director of a member of the Group;

“Employee Benefit Trust”

means an employee benefit trust established by the Company in connection with its employee share incentive arrangements;

“Encumbrance”

means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

“Exercise Price”

means the sum of USD $[—] per Option Share, adjusted if appropriate pursuant to clause 6;

“Fair Price”

the meaning assigned in the Articles;

“Good Leaver”

means the Subscriber ceasing to be an employee and/or director of any member of the Group:

(a)	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

(b)	due to dismissal of the Subscriber by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss; or

(c)	in circumstances where the Board determines (subject to the Investor Director voting in favour of such determination) in its absolute discretion the Subscriber to be a Good Leaver; or

(d)	in circumstances where either (i) the Company or other relevant member of the Group serves notice to terminate the employment of the Subscriber; or (ii) the Subscriber serves notice to terminate his employment with the Company or relevant member of the Group for a Good Reason; in each case in circumstances other than where the Company or relevant member of the Group summarily terminates the Subscriber’s employment without notice or payment in lieu of notice under the Service Agreement; or

(e)	in circumstances where the termination of the Subscriber’s employment by the Company or any member of the Group constitutes a Change of Control Termination;

“Good Reason”

means grounds that entitle the Subscriber to treat himself as being constructively dismissed (within the meaning of section 95(1)(c) of the Employment Rights Act 1996) as may be determined by a court of competent jurisdiction. Examples of such grounds may include, but are not limited to, circumstances where the Subscriber is required to permanently relocate outside of Greater London, where the Subscriber’s pay is unilaterally reduced, where the member of the Group that is the Subscriber’s employer is in material breach of the Service Agreement, where the scope of the Subscriber’s role is materially reduced, where the level or status attached to the Subscriber’s role is reduced or where on a Sale the acquiring entity did not give the Subscriber options, compensation or equity of at least the same value as the value of any shares under option (net of exercise price) held by the Subscriber which are no longer capable of vesting or being exercised after such Sale;

“Grant Date”

[—];

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“HMRC”

means HM Revenue & Customs (or any other taxation or other authority in any other jurisdiction, as applicable);

“Investor Director”

has the meaning given in the Articles;

“ITEPA”

means the Income Tax (Earnings and Pensions) Act 2003;

“Linked Shares”

means shares acquired by the Subscriber which, in the relevant Letter of Allotment, are expressed as being “Linked Shares” for the purposes of this Agreement (or any other shares into which the same are converted);

“Liquidation”

whether voluntary or compulsory, means the passing of a resolution for the winding-up of the Company;

“Listing”

means :

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the Financial Markets Act (Cap. 345 of the laws of Malta) as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relevant Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

“Market Value”

means on any day the market value of a share of the relevant class determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 or, if shares of the relevant class are quoted on the official list of a Recognized Investment Exchange, the average of the middle market quotations of such a share as derived from the relevant Official List for the three immediately preceding dealing days or, if the Option is being exercised in the context of a Sale, the market value shall be determined by reference to the price to be paid for a share of the relevant class by the Acquiring Company;

“Option”

means the right to acquire Option Shares granted under this Agreement;

“Option Shares”

means the [—] Shares which are the subject of the Option;

“Released”

means “Released” pursuant to paragraph 1.1 of schedule 4 (the effect of which being, amongst other things, that certain restrictions on transfer referred to in paragraph 3 of schedule 2 may cease to apply to the Linked Shares that are Released);

“Relevant Transferred Shares”

the meaning given in paragraph 2.6 of schedule 2;

“Sale”

has the meaning given to it in the Articles save that unless the Board (and the Investor Director) determine otherwise, it shall not constitute a Sale where the person (or Connected Persons or group of persons Acting in Concert (as defined in the Articles)) acquiring or obtaining shares in the circumstances giving rise to the “Sale” are (in the reasonable opinion of the Board) Apax entities;

“Service Agreement”

the Subscriber’s service agreement with [—], dated [—], as amended or replaced from time to time;

“Share”

means a D1 ordinary share of €[—] in the capital of the Company (or such other nominal value as may be determined by the Company in general meeting from time to time);

“Tax Liability”

means any income tax, withholding tax and employee national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HMRC and which arise by reference to:

(a)	the issue of any Linked Shares;

(b)	the transfer of any Linked Shares or any of the Linked Shares being treated as Released;

(c)	the redemption or conversion of any Linked Shares;

(d)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) occurring in connection with the acquisition, holding or disposal of the Linked Shares by the Subscriber during the ownership of any Linked Shares by the Subscriber;

(e)	the Subscriber exercising the Option or acquiring Option Shares pursuant to such exercise; and/or

(f)	any gain realised or deemed to have been realised by the Subscriber in respect of the Option or the Option Shares;

provided that employer’s national insurance contributions (or foreign equivalents) shall not constitute Tax Liabilities and such amounts shall be payable by the Company or other member of the Group;

“Transferred Shares”

the meaning given in paragraph 2.6 of schedule 2;

“Unreleased Shares”

means Linked Shares that have not been and are no longer capable of being Released.

1.2	So far as not inconsistent with the context:-

1.2.1	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

1.2.2	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

1.2.3	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this Agreement.

1.2.4	The headings to clauses of this Agreement are for convenience only and have no legal effect.

1.3	In this Agreement, the Subscriber shall be deemed to cease to be an employee and/or director of a member of the Group on the Relevant Cessation Date. For these purposes, the “Relevant Cessation Date” shall be the date on which the Subscriber ceases to be an employee, consultant or director of or to any member of the Group for any reason (including death or bankruptcy) without remaining or immediately becoming an employee, consultant or director of or to any other member of the Group or the date of occurrence of a repudiatory breach by the Subscriber of the Service Agreement (or his contract of engagement) that is accepted by his employer (or the company of which he is a director or to which he is a consultant), resulting in the termination of the Subscriber’s employment, directorship or consultancy (whichever is the earlier).

1.4	The recitals to this Agreement have no legal effect and shall not affect the construction or interpretation of this Agreement (save that terms defined therein shall have the same meanings for the purpose of this Agreement).

2	GRANT OF OPTION

2.1	The Company hereby grants to the Subscriber the right, upon the terms and subject to the conditions of this Agreement exercisable to the extent that the Option has vested in accordance with, and on the dates specified in, schedule 1, to purchase the Option Shares for the Exercise Price. For the avoidance of doubt, this clause 2.1 is subject to the provisions of clause 3 and schedule 4.

2.2	The Option is granted on the Grant Date.

2.3	The Option may be exercised in whole or in part but (from and following a Listing) the Option may not be exercised at any time when such exercise is prohibited by any Dealing Code. Further, from and following a Listing, the Option may not be exercised at a time when the Subscriber is, or is presumed to be, a “person acting in concert” for the purposes of the Irish Takeover Rules and the issuance of Shares pursuant to such exercise (after taking into account the provisions of Schedule 4) may, in the reasonable opinion of the Board, result in the Subscriber and/or any person acting, or presumed to be acting, in concert with the Subscriber becoming obliged under the Irish Takeover Rules to make an offer for the Company (“a Concert-Party Offer”), unless the Company is in receipt of a confirmation, direction or ruling from the Irish Takeover Panel that satisfies the Board that the exercise of the Option would not result in an obligation to make a Concert-Party Offer, provided that if the Option would lapse under any provision of this Agreement upon the expiration of any period in which the Subscriber would have been entitled to exercise the Option (a “Normal Exercise Period”) but is prevented from so doing by reason of this provision then, notwithstanding any other provision of this Agreement, the Option shall continue in effect for such additional period after the Normal Exercise Period as the Board determines appropriate in order to allow the Subscriber a reasonable period during which to exercise the Option in circumstances in which the Board is satisfied would not result in an obligation to make a Concert-Party Offer. Alternatively, the Board may determine that the Option shall be cancelled on the date on which the Normal Exercise Period expires, in consideration for the right of the Subscriber to receive from the Company a cash payment in the amount equal to the Market Value of the number of Shares that would have been issuable upon exercise of the Option on such date (after taking into account the provisions of Schedule 4) over the Exercise Price.

2.4	The Option is personal to the Subscriber. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse forthwith.

2.5	The Option shall lapse automatically (in so far as it has not been exercised) on the earliest of:-

2.5.1	the tenth anniversary of the Grant Date;

2.5.2	the date on which it lapses under clause 2.4;

2.5.3

unless the Company otherwise decides (it being able to impose such conditions as it sees fit in the event that it exercises its discretion in this regard), 40 calendar days after the Option has become exercisable in accordance with clause 5 (but excluding clause 5.2) save that where the Subscriber is employed by a member of the Group on the date of a Sale and such Sale would otherwise cause the Option to lapse under this clause 2.5.3 the Option shall lapse only in respect of such of the Option Shares as have vested as at the relevant lapse date, the balance of the Option lapsing under this clause 2.5.3 18 calendar months after the date of the Sale;

2.5.4	the Subscriber being adjudicated bankrupt by a court of law;

2.5.5	forthwith upon the Subscriber ceasing to be an Eligible Person other than in circumstances where the Subscriber is a Good Leaver;

2.5.6	the date falling 90 calendar days after the Subscriber ceases to be an Eligible Person in circumstances where the Subscriber is a Good Leaver (or such longer period as may be specified in Part B of Schedule 1 or as the Board, having obtained the consent of the Investor Director, may determine in its absolute discretion);

2.5.7	the date on which the Option has lapsed in its entirety under clause 3 and/or schedule 4;

2.5.8	unless the Board determines otherwise, on completion of any Exchange if the Subscriber has not entered into an agreement for the grant of a New Option in accordance with clause 7.

3	MANNER OF EXERCISE OF OPTIONS

3.1	To the extent that the Option has become exercisable pursuant to this Agreement, the Option may be exercised (in whole or in part) by the Subscriber, or as the case may be his personal representatives, giving prior notice in writing to the Company specifying the number of Shares in respect of which the Subscriber wishes to exercise the Option accompanied by:

3.1.1	the payment of the total Exercise Price due in respect of the number of Shares specified in the exercise notice, save to the extent that the Subscriber has made other arrangements for the payment of the total Exercise Price (such as, after Listing, the Subscriber selling sufficient number of the Shares as generates proceeds to pay the Exercise Price and using those proceeds to satisfy the same) which are satisfactory to the Company or the Company permits the cashless exercise of the Option pursuant to clause 3.6; and

3.1.2	if required by the Company, the amount due under clause 4.1 in respect of any Tax Liability.

The Subscriber acknowledges that, despite the number of Shares specified in the written notice, the Option may actually be exercised over a lower number of Shares by virtue of the operation of clause 3.3 and schedule 4 below.

3.2	Where the Option has been properly exercised, the Shares in respect of which the Option has been exercised (after taking account of the provisions of schedule 4) shall be issued and allotted or transferred pursuant to a notice of exercise within 30 calendar days of the Date of Exercise. Where any Dealing Code prohibits the issue or transfer of the relevant Shares during such 30 day period, such 30 day period shall be extended by the number of days (plus three further days) during which the prohibition applies.

3.3	Where the Subscriber has acquired Linked Shares, if the Option (or any part thereof) is properly exercised but not all of the Linked Shares have been Released, schedule 4 shall apply to determine:

3.3.1	the number of Linked Shares (if any) that shall be Released;

3.3.2	the actual number of Option Shares in respect of which the Option shall be treated as exercised at that time and which are therefore to be issued and allotted or transferred to the Subscriber; and

3.3.3	the extent to which the Option shall be deemed to have lapsed in respect of a specified number of Option Shares.

3.4	Any calculation (including but not limited to the determination of the Option Gain and the Remaining Linked Shares Value) to be carried out under clause 3.3 and schedule 4 shall be performed by the Board (whose determination shall be final and binding). The Board shall notify the Subscriber of the number of the Remaining Linked Shares which shall be treated as Released, the number of Option Shares in respect of which the Option shall be treated as exercised and the number of Option Shares in respect of which the Option shall be treated as lapsing. Examples of the intended operation of clause 3.3 and schedule 4 are contained at Appendix 1 for illustration purposes.

3.5	If and to the extent that the Subscriber:

3.5.1	serves a valid exercise notice specifying a number of Option Shares to which the exercise relates; and

3.5.2	makes a payment of an Exercise Price calculated by reference to such number; but

3.5.3	the Option is treated as having been exercised in respect of a reduced number of Option Shares (pursuant to clause 3.3 and schedule 4),

then the Company shall arrange for the return or repayment to the Subscriber of the relevant part of the Exercise Price.

3.6	Notwithstanding any other provision of this Agreement, if a Subscriber serves a valid exercise notice and, as a result, the Company is obliged to issue or transfer a number of Shares to the Subscriber in exchange for the payment of a corresponding Exercise Price then the Company shall, at its sole discretion, be entitled to satisfy that obligation by issuing, transferring or procuring the transfer to the Subscriber (at no cost to the Subscriber or at a cost which reflects only the nominal value of the relevant Shares) such reduced number of Shares as will (in the opinion of the Board) deliver equivalent value to the Subscriber.

3.7	The Subscriber hereby agrees that if the Option is exercised prior to a Listing the Subscriber shall, as a condition of such exercise, enter into a subscription agreement in respect of the Option Shares and deed of adherence to a shareholders agreement in the form approved by the Board.

3.8	In the event that:

3.8.1	the Board becomes aware that either (i) a General Offer has been (or is to be) made to the shareholders of the Company for the purposes of Article 14.1.1.1 or (ii) an Approved Offer (as defined in the Articles) has been (or is to be) made to the shareholders of the Company), and the Subscriber will not otherwise receive notice of that General Offer or Approved Offer (as the case may be); and

3.8.2	any of the Option Shares have vested under Schedule 1,

the Board shall (where it considers it reasonable to do so) give notice to the Subscriber that such a General Offer or Approved Offer has been (or is to be) made.

4	TAXATION MATTERS

4.1	In the event that a Tax Liability becomes due on the exercise of the Option, the Option may not be exercised unless:-

4.1.1	the Company or other member of the Group is able to deduct or, where possible, withhold, an amount equal to the whole of the Tax Liability from the Subscriber’s net pay for the next pay period; or

4.1.2	the Subscriber has paid to the Company or other member of the Group an amount equal to the Tax Liability; or

4.1.3	the sum of the amount that the Subscriber has paid to the Company or other member of the Group in respect of the Company’s or other member of the Group’s obligation to satisfy the Tax Liability and the total amount that the Company or other member of the Group is able to deduct from the Subscriber’s net pay for the next pay period is equal to or more than the Tax Liability; or

4.1.4	the Subscriber enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

4.2	The Subscriber agrees that if requested to do so by the Board he shall immediately upon exercise of the Option enter into an irrevocable joint election with his employing company (or the company of which he is a director) pursuant to section 431 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom, including section 83(b) of the Code) in a form specified by the Board that for the relevant tax purposes the market value of the Shares acquired is to be calculated as if the Shares were not restricted securities (as defined in section 423 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) and sections 425 to 430 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) are not to apply to such Shares.

4.3	The Subscriber hereby covenants to pay to the Company (or such other member of the Group as the Company directs) an amount equal to any Tax Liability. Without prejudice to the right of any person to enforce the covenants to pay in any other way:

4.3.1	the Subscriber hereby authorises (for all purposes, including Part II of the Employment Rights Act 1996 if and where applicable to the Subscriber) the person entitled to receive payment under this clause 4.3 (or the company which employs him, or of which he is a director, if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the person, would be equal to the amount due from the Subscriber from any payment made to or in respect of the Subscriber by the relevant company or the relevant person on or after the date of the event which gives rise to the Tax Liability; and

4.3.2

the Subscriber hereby agrees (to the extent permitted by law) to pay to the relevant person (or relevant company) an amount sufficient to satisfy all Tax Liability (in respect of which the Subscriber is liable under this clause 4.3) to the extent that such liabilities are not recovered from the Subscriber pursuant to clause 4.3.1 or otherwise to enter into such arrangements as the Company may consider appropriate to recover from the Subscriber the amount of any Tax Liability for which the Subscriber is so liable.

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS

5.1	Sale or Asset Sale

5.1.1	In the event that a Sale or an Asset Sale takes place, the Option may be exercised within 40 calendar days of such Sale or Asset Sale (as applicable) occurring (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

5.1.2	In the event that the Board becomes aware that an offer has been made which, if completed, would lead to the Option becoming exercisable under clause 5.1.1 above, it may at its absolute discretion resolve that the Option becomes exercisable under clause 5.1.1 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) within such period as is determined by the Board and notified to the Subscriber (prior to any Sale or Asset Sale as mentioned in clause 5.1.1) and, in the event that the Option is not exercised during this period, it shall lapse to the extent provided by clause 2.5.3 but as if the reference to “40 calendar days after the Option has become exercisable in accordance with clause 5 (but excluding clause 5.2)” in that clause reads “on the expiry of the period determined by the Board under clause 5.1.2”.

5.2	Listing

5.2.1	An Option may be exercised on or following a Listing in accordance with clause 5.2.2 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

5.2.2

As soon as the Board has become aware that firm negotiations have been entered into or firm proposals have been made for the Listing, the Board may notify the Subscriber that such negotiations or proposals have been entered into or made. Within one week of such notification, the Subscriber may exercise the Option (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1). The Board may specify in the notification that the exercise of the Option under this clause 5.2.2 shall be conditional upon completion of the Listing (and for the purposes of this clause 5.2, “completion” in relation to a Listing shall be the admission or granting of permission referred to in the definition of “Listing”) and in such a case, in the event that the Listing does not proceed, the notice of exercise shall be deemed never to have been served.

5.3	Exchange of Options

5.3.1	In the event that a Sale takes place, the Subscriber may at any time within six months of the Sale by agreement with the Acquiring Company release his rights under the Option (in this clause referred to as “the old rights”) in consideration for the grant to him of rights (in this clause referred to as “the new rights”) which are equivalent to the old rights but relate to shares in a different company.

5.3.2	The new rights referred to in clause 5.3.1 above shall not be regarded for the purposes of this clause 5 as equivalent to the old rights unless:

5.3.2.1	the new rights are granted to the Subscriber by reason of his employment or office (as director) with the Acquiring Company or any of its 51% subsidiaries;

5.3.2.2	the total Market Value of the Shares which are the subject of the Option immediately before the release of the Subscriber’s old rights is substantially equivalent to the total Market Value of the shares (which are the subject of the new rights) immediately after the grant of the new rights to the Subscriber; and

5.3.2.3	the total amount payable by the Subscriber for the acquisition of shares in pursuance of the new rights is substantially equivalent to the total amount that would be payable for the acquisition of Shares which are the subject of the Option in pursuance of the old rights.

5.3.3	Where any new rights are granted pursuant to this clause 5.3 this Agreement shall in relation to the new rights be construed as if references to the Company and to the Shares were references to the Acquiring Company or as the case may be to the company in whose shares the new rights relate and to the shares of the Acquiring Company or of the other company in whose shares the new rights relate.

5.4	Liquidation

If the Company passes an extraordinary resolution for dissolution and consequential voluntary winding up of the Company, the Option may be exercised until the commencement of such winding up (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) at the expiry of which period it shall lapse.

6	VARIATION OF SHARE CAPITAL

6.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, or if any of the shares in the Company are to be converted to shares of another class pursuant to the provisions of the Articles (including, but not limited to, a conversion of ordinary “D1” shares into “A” ordinary shares and/or Deferred Shares immediately prior to a Listing), the limit on the number of Shares available under the Option, the number, class and nominal amount of Shares subject to the Option (the definition of “Shares” being adjusted accordingly), the Exercise Price for each of those Shares and the number of Option Shares referred to in paragraph 1 of each of Part A and Part B of Schedule 1 may, at the discretion of the Company, be adjusted in such manner as the Board considers reasonable PROVIDED THAT:-

6.1.1	the aggregate amount payable on the exercise of an Option in full is not increased (subject to clause 6.1.2); and

6.1.2	the Exercise Price for a Share is not reduced below its nominal value.

7	EXCHANGE OF OPTION FOR NEW OPTION

7.1	If the Company is or is to be the subject of a transaction whereby all or substantially all of the issued share capital of the Company is or is to be exchanged for issued share capital in another company or body corporate, wherever incorporated, (the “New Company”) with the result that (in the reasonable opinion of the Board) the beneficial ownership of the issued share capital in the New Company is (or is to be) substantially the same as the beneficial ownership of the issued share capital in the Company immediately prior to such transaction (the “Exchange”), the Subscriber shall (if so requested by the Company) release his rights (including his right to acquire Shares) under this Agreement (the “Old Option”) in consideration for the grant to him of equivalent rights granted by the New Company (including a right to acquire shares in the New Company) (the “New Option”). The determination of such equivalence shall be made in the sole discretion of the Board whose decision shall be final and binding.

7.2

The New Option shall be on terms and conditions that are (in the opinion of the Board) equivalent to the terms and conditions of this Agreement save that where a provision in this Agreement refers to the Company the corresponding provision in the agreement governing the New Option (the “New Option Agreement”) shall (unless the Board considers the context requires otherwise) instead refer to the New Company, provided that:

7.2.1	the number (and class) of shares in the New Company subject to the New Option may be different to the number (and class) of Shares subject to the Old Option, provided that (in the opinion of the Board) there shall be no material enlargement or dilution of the Subscriber’s interest; and

7.2.2	the exercise price payable per share of the New Company under the New Option may be different to the Exercise Price per Share under the Old Option, provided that (i) the exercise price per share of the New Company under the New Option shall be at least the nominal value of such share and (ii) the aggregate exercise price for all of the shares of the New Company subject to the New Option immediately after the Exchange shall be substantially equivalent to the aggregate Exercise Price of all of the Shares subject to the Old Option immediately prior to the Exchange.

7.3	Where a New Option is to be granted, the New Option Agreement shall contain provisions which (in the opinion of the Board) are equivalent to those contained herein (including for the avoidance of doubt those contained in schedule 2) relating to Linked Shares, but instead relating to shares (“New Shares”) for which any Linked Shares have been exchanged and (without limitation) the terms of the relevant agreement may:

7.3.1	reflect the fact that the New Shares relate to another corporation or company, including a foreign corporation or company, as the case may be, (rather than the Company); and

7.3.2	take account of any other matters (such as, without limitation, variations between the Articles and the constitutional documents governing the corporation or company in which the New Shares are issued and in the case of the corporation or company being incorporated in another jurisdiction, differences between the laws of Malta and the laws applicable to such company or corporations) that the Board considers necessary or desirable to give effect to the commercial intention of the arrangement envisaged by this Agreement.

8	ADDITIONAL PROVISIONS

The provisions of schedule 2 apply and relate (amongst other things) to the terms of the Subscriber’s holding of any Linked Shares, certain restrictions relating to the same and matters relating to the conversion of shares.

9	POWER OF ATTORNEY

9.1	The Subscriber:

9.1.1	hereby irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this Agreement or any New Option Agreement and irrevocably authorises the Attorney (on the Subscriber’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the terms of this Agreement, the New Option Agreement, the terms of the Articles (or the articles of association of the New Company) or the release of the Old Option and grant of the New Option in connection with the Exchange. Every attorney that may be appointed by virtue of this clause shall be considered to act singly as the true and lawful attorney of the Subscriber with full power of substitution as specified herein;

9.1.2	agrees that the Attorney may in his name or otherwise on the Subscriber’s behalf:

9.1.2.1	execute any stock transfer form and any other documents and do all things necessary in order to transfer any Linked Shares or New Shares in accordance with this Agreement or the Articles (or the articles of association of the company in which the New Shares are issued) including, without prejudice to the generality to the foregoing, any transfer pursuant to a Drag Along Notice;

9.1.2.2	accept any Company Transfer Notice or EBT Transfer Notice served in accordance with this Agreement or the New Option Agreement and execute any stock transfer form and any other documents and do all things necessary in order to transfer Unreleased Shares pursuant thereto;

9.1.2.3	accept any Company Conversion Information Notice (or other document) served in accordance with this Agreement or the New Option Agreement;

9.1.2.4	serve a Conversion Notice (or other document) in accordance with this Agreement or the New Option Agreement;

9.1.2.5	receive and comply with a Drag Along Notice;

9.1.2.6	make any tax filing or claim for relief or exemption that the Attorney considers necessary or desirable in connection with any transfer referred to at 9.1.2.1 above;

9.1.2.7	execute any New Option Agreement on the Subscriber’s behalf;

9.1.2.8	approve any alteration to this Agreement or the New Option Agreement pursuant to clause 10 (or equivalent provisions of the New Option Agreement);

9.1.2.9	accept and retain any share certificate issued in respect of any Linked Shares or New Shares;

9.1.2.10	sign any written resolution of the shareholders of the Company or New Company (or of the holders of the relevant class of shares in the Company or New Company) that the Board considers to be necessary or desirable for the purposes of or in connection with the IPO (as defined in schedule 2 but as if the reference to “Company” in such definition were to “Company or New Company”) or any pre-IPO restructuring, reconstruction or amalgamation involving the share capital of the Company or New Company (“Resolutions”) including without prejudice to the generality of the foregoing any reorganisation, conversion or reclassification of all or any of the share capital of the Company or New Company and/or the alteration, abrogation or variation of the rights attached to any Linked Shares or New Shares; and/or

9.1.2.11	in lieu of signing a written resolution as aforesaid, to appoint a proxy to attend and vote on his or her behalf on any Resolutions to be proposed at a general meeting of the Company or New Company at the discretion of the Attorney and to approve, in writing or otherwise, any consent to the convening of any such meeting at short notice.

9.2	The Subscriber hereby authorises the Attorney to:

9.2.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

9.2.2	appoint one or more persons to act as substitute attorney for the Subscriber and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of clause 9.1 or otherwise) or the revocation of the said mandate given to the Attorney.

9.3	The Subscriber undertakes:

9.3.1	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Subscriber in its capacity as the registered holder of any Linked Shares or New Shares;

9.3.2	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

9.3.3	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

9.4	The Subscriber declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact. The Attorney is expressly authorized to act under this Power of Attorney.

9.5	The Subscriber agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, negligence or wilful misconduct).

9.6	The Subscriber agrees that the power of attorney and other authorities on the terms conferred by or referred to in this Agreement (including but not limited to the authority granted in terms of paragraph 1.2.5 of schedule 2) are given by way of security for the performance of the obligations of the Subscriber and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

9.7	The Board shall notify the Subscriber as soon as reasonably practicable following the Exchange of the release of the Old Option and the grant of the New Option or of any pre-IPO restructuring, reconstruction or amalgamation involving the share capital of the Company or New Company. Notwithstanding such release the power of attorney granted under this clause 9 shall remain valid, binding and in existence.

9.8	The power of attorney granted under this clause 9 is without prejudice (and in addition) to any power of attorney contained in the Articles (or the articles of association of the New Company).

10	VARIATION AND RELATED MATTERS

10.1	The terms of this Agreement shall in all respects be administered by the Board, and in the event of any dispute or disagreement as to the interpretation of this Agreement, or as to any question or right arising from or related to this Agreement, the decision of the Board shall be final and binding upon all persons. It is expressly agreed and understood by and between the parties to this Agreement that: from time to time during the term hereof there may be information relating to the Company and/or the Group which is considered by the Board to be of a commercially sensitive nature and/or which it would not be in the best interests of the Company to disclose to all shareholders of the Company, and accordingly disclosure of such information to the Subscriber should be withheld; the determination as to what information shall fall within this category is considered to constitute a question related to this Agreement on which the decision of the Board shall be final and binding upon all persons as aforesaid; and that for all intents and purposes the Subscriber hereby grants his unconditional waiver to the right to receive such information as the board of directors may determine from time to time, including during or for the purposes of a general meeting of the shareholders of the Company.

10.2	Subject to clause 10.4 and 7.3, the board of directors for the time being of the Company may at any time and from time to time make any alteration to this Agreement which it thinks fit provided that:

10.2.1	any alteration to this Agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group member or the Subscriber, may be made without the consent of the Subscriber; and

10.2.2	(subject to clause 10.2.1) no alteration which would materially and unfairly increase the liability of the Subscriber or materially and unfairly decrease the value of his subsisting rights under this Agreement shall be made without the Subscriber’s prior written consent.

10.3	Subject to clause 10.2, clause 10.4 and clause 7.3, no variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this Agreement.

10.4	In the event that any Linked Shares or New Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles (or the equivalent provisions in relation to New Shares) in connection with a Listing, then the Board may (by simple board resolution) make any alteration to this Agreement or the New Option Agreement, as the case may be, which it thinks fit so that the provisions of this Agreement or the New Option Agreement, as the case may be, apply (from and after the relevant conversion) to the shares into which such Linked Shares or New Shares have converted including but not limited to, providing that any Linked Shares or New Shares that would have been the subject of a Company Conversion Information Notice under this Agreement in connection with a Sale shall instead be subject to compulsory transfer to an Employee Benefit Trust or other party nominated by the Company or to the acquiring entity in such Sale for no (or nominal) consideration.

11	MISCELLANEOUS

11.1	This Agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided herein none of the rights of the parties under this Agreement may be assigned or transferred.

11.2	Notwithstanding any other provision of this Agreement:

11.2.1	this Agreement shall not form part of any contract of employment or office between the Company or any other member of the Group and the Subscriber and the rights and obligations of the Subscriber under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this Agreement and this Agreement shall afford the Subscriber no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

11.2.2	this Agreement shall not confer on the Subscriber any legal or equitable rights (other than those constituting the Option) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

11.2.3	the Subscriber shall not be entitled to any compensation or damages for any loss or potential loss which (s)he may suffer by reason of being unable to exercise the Option (or have any Linked Shares Released) in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

11.3	Any notice or other communication under or in connection with this Agreement may be given:

11.3.1	by personal delivery or by sending the same by post, to the Subscriber at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

11.3.2	to the Subscriber by electronic communication to his usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

11.4	This Agreement constitutes the whole agreement between the parties hereto. The Subscriber agrees that in entering into this Agreement he does not rely on, and shall have no remedy in respect of, any statement, representation, warranty or understanding other than as set out in this Agreement. The only remedy available to the Subscriber in respect of any such statement, representation, warranty or understanding shall be for breach of contract under the terms of this Agreement. Nothing in this sub-clause shall operate to exclude liability for fraud.

11.5	The Subscriber shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. Neither the Company nor any other member of the Group shall be responsible for any failure by the Subscriber to obtain any such consent or for any tax or other liability to which the Subscriber may become subject as a result of his exercise of the Option.

11.6	After exercise of the Option and acquisition of the Option Shares, the Subscriber shall become bound by the provisions of the Articles (a copy of which is appended to and forms part of this Agreement) and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles.

11.7	The Subscriber consents that the Company shall collect and process his/her personal data for the purposes set out in this Agreement and in terms of the Data Protection Act (Cap. 440 of the Laws of Malta) or similar laws in other applicable jurisdictions. The Subscriber further consents to the processing and release of the information contained herein by the Company (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to any other members of the Group or any third parties in connection with the administration of this Agreement or for the purpose of complying with any legal obligations. To the extent required by law, the Subscriber has the right to access data which the Company holds about him, and, where applicable, the right to ask for a rectification or erasure of such data.

11.8	This deed may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

11.9	A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, save that any person which is obliged to account for any Tax Liability shall be entitled to enforce clause 3 and that any holding company of the Company (from time to time) may enforce any of the provisions of this Agreement (“holding company” having the meaning given in section 1159 Companies Act 2006 for this purpose (but, for the purposes of section 1159(1) of the Companies Act 2006, a company shall be treated as a member of another company if any shares in that other company are registered in the name of either (a) a person by way of security (where the company has provided the security) or (b) a person as nominee for the company)). This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act. The Company may assign any of its rights under this Agreement.

11.10	This Agreement (including the power of attorney granted hereunder) shall be interpreted and construed in accordance with the laws of England and Wales. The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this Agreement shall be brought in such courts.

IN WITNESS whereof the parties have executed this Agreement as a Deed on the date set out above.

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY P.L.C.	)
acting by a director in the presence	)
of a witness:-)

Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

EXECUTED AS A DEED by	)
[—]	)
in the presence of:-)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

Schedule 1

Part A

Time-based Vesting

For the purposes of this Agreement:

1.	this Part A of Schedule 1 shall apply to [—] of the Option Shares (the ‘Type A Option Shares’);

2.	one twelfth of the Type A Option Shares shall vest 3 months after the Effective Date;

3.	a further one twelfth of the Type A Option Shares shall vest 6 months after the Effective Date with an additional one twelfth vesting after each 3 month period thereafter (with the intent that 100% of the Type A Option Shares will have vested 36 months after the Effective Date), and the Option shall be exercisable in relation to the Type A Option Shares at any time after the date it has first vested (to the extent vested in respect of the Type A Option Shares).

Notwithstanding any of the above:

(a)	no Type A Option Shares shall vest after the date on which the Subscriber ceases to be employed by (or a director of) the Company or any member of the Group (“Cessation Date”) unless the Board (having obtained the consent of the Investor Director) determines otherwise save that:

(i)	in the event that the relevant member of the Group that is the Subscriber’s employer terminates his employment (otherwise than in circumstances where it is entitled to do so summarily under the terms of the Service Agreement) and the Subscriber’s employer makes a payment in lieu of any part of the contractual notice period, any Type A Option Shares that would have vested under paragraphs 2 and 3 above during the period that would otherwise have been the notice period shall be treated as having vested on the Cessation Date; and

(ii)	in the event of a Change of Control Termination, 100% of any of the Type A Option Shares that would have vested under paragraphs 2 and 3 above during the period of three calendar years commencing on the date of the Change of Control Termination shall be treated as vested on the Cessation Date; and

(b)	no Type A Option Shares shall vest after the date of a Sale (save to the extent the Board, having obtained the consent of the Investor Director, determines otherwise and save to the extent they vest under paragraph (a)(ii) above);

and, if any of the Type A Option Shares are no longer capable of vesting, the Option shall lapse immediately with respect to those Type A Option Shares that shall not vest.

Part B

Performance vesting

For the purposes of this Agreement:

1.	this Part B of Schedule 1 shall apply to [—] of the Option Shares (the ‘Type B Option Shares’) being those Option Shares to which Part A does not apply;

2.	in the event that:

(a)	at any point during the First Minimum Service Period the average of the Closing Prices over any period of six consecutive calendar months meets or exceeds the Target Price; or

(b)	at any point after the First Minimum Service Period ends but prior to the expiry of the First Performance Period the average of the Closing Prices over any period of three consecutive calendar months meets or exceeds the Target Price; or

(c)	at any point from the start of the First Minimum Service Period until the expiry of the First Performance Period a Sale occurs and the price being paid by the Acquiring Company for each share in the Company as part of that Sale meets or exceeds the Target Price in the opinion of the Board, acting reasonably;

then 33% of the Type B Option Shares (rounded down to the nearest whole number) shall vest (in the case of paragraph 2(a), on the earliest of: (i) the last day of the First Minimum Service Period; (ii) the Subscriber becoming a Good Leaver (provided that the condition in paragraph 2(a) had been met by that date); and (iii) immediately prior to a Sale; in the case of paragraph 2(b), immediately the condition in that paragraph is satisfied; and in the case of paragraph 2(c), immediately prior to the Sale);

3.	in the event that:

(a)	at any point during the Second Minimum Service Period the average of the Closing Prices over any period of six consecutive calendar months meets or exceeds the Target Price; or

(b)	at any point after the Second Minimum Service Period ends but prior to the expiry of the Second Performance Period the average of the Closing Prices over any period of three consecutive calendar months meets or exceeds the Target Price; or

(c)	at any point from the start of the Second Minimum Service Period until the expiry of the Second Performance Period a Sale occurs and the price being paid by the Acquiring Company for each share in the Company as part of that Sale meets or exceeds the Target Price in the opinion of the Board, acting reasonably;

then a further 33% of the Type B Option Shares (rounded down to the nearest whole number) shall vest (in the case of paragraph 3(a), on the earliest of: (i) the last day of the Second Minimum Service Period; (ii) the Subscriber becoming a Good Leaver (provided that the condition in paragraph 3(a) had been met by that date); and (iii) immediately prior to a Sale; in the case of paragraph 3(b), immediately the condition in that paragraph is satisfied; and in the case of paragraph 3(c), immediately prior to the Sale);

4.	in the event that:

(a)	at any point during the Third Minimum Service Period the average of the Closing Prices over any period of six consecutive calendar months meets or exceeds the Target Price; or

(b)	at any point after the Third Minimum Service Period ends but prior to the expiry of the Third Performance Period the average of the Closing Prices over any period of three consecutive calendar months meets or exceeds the Target Price; or

(c)	at any point from the start of the Third Minimum Service Period until the expiry of the Third Performance Period a Sale occurs and the price being paid by the Acquiring Company for each share in the Company as part of that Sale meets or exceeds the Target Price in the opinion of the Board, acting reasonably;

then a further 34% of the Type B Option Shares (rounded down to the nearest whole number) shall vest (in the case of paragraph 4(a), on the earliest of: (i) the last day of the Third Minimum Service Period; (ii) the Subscriber becoming a Good Leaver (provided that the condition in paragraph 4(a) had been met by that date); and (iii) immediately prior to a Sale; in the case of paragraph 4(b), immediately the condition in that paragraph is satisfied; and in the case of paragraph 4(c), immediately prior to the Sale);

and the Option shall be exercisable in relation to the Type B Option Shares at any time after the date it has first vested (to the extent vested in respect of the Type B Option Shares).

Notwithstanding any of the above:

(a)	no Type B Option Shares shall vest after the date on which the Subscriber ceases to be employed by (or a director of) the Company or any member of the Group unless the Board (having obtained the consent of the Investor Director) determines otherwise save that:

(i)

in the event that the relevant member of the Group that is the Subscriber’s employer terminates his employment (otherwise than in circumstances where it is entitled to do so summarily under the terms of the Service Agreement) and the Subscriber’s employer makes a payment in lieu of any part of the contractual notice period then, for the purposes of clause 2.5.6, the Option shall not lapse under that clause 2.5.6 in respect of the Type B Option Shares until the date falling three calendar months after the expiry of the contractual notice period and Type B Option Shares shall continue to be capable of vesting in accordance with the provisions of this Part B during the period that would otherwise have been the notice period and shall cease to be capable of vesting on the last day of the period that would otherwise have been the notice period; and

(ii)	in the event of a Change of Control Termination that occurs prior to a Sale, 100% of any of the Type B Option Shares that become vested under paragraphs 2(c), 3(c) and 4(c) of this Part B in relation to that Sale shall be treated as vested immediately prior to the Sale;

(b)	no Type B Option Shares shall vest after the date of a Sale (save to the extent the Board, having obtained the consent of the Investor Director, determines otherwise);

(c)	no Type B Option Shares shall vest (including under paragraph (a) above) prior to the occurrence of a Listing;

and, if any of the Type B Option Shares are no long capable of vesting, the Option shall lapse immediately with respect to those Type B Option Shares that shall not vest.

For the purposes of this Agreement:

“Closing Price” means the closing price for a Share as derived from the relevant Official List;

“First Minimum Service Period”, “Second Minimum Service Period” and “Third Minimum Service Period” means such periods as commence on the date of completion of a Listing and end on the third, fourth and fifth anniversary of such date respectively;

“First Performance Period”, “Second Performance Period” and “Third Performance Period” means such periods as commence on the date of completion of a Listing and end on the fifth, sixth and seventh anniversary of such date respectively;

“Target Price” means:

(a)	in the case of paragraph 1, $65 reduced by the amount of any dividends paid on a Share during the First Performance Period;

(b)	in the case of paragraph 2, $80 reduced by the amount of any dividends paid on a Share during the Second Performance Period;

(c)	in the case of paragraph 3, $95 reduced by the amount of any dividends paid on a Share during the Third Performance Period;

in each case as calculated at the sole discretion of the Board (who may make such amendments to the definition of Target Price as they deem necessary, acting reasonably, in the event of any consolidation, sub-division, bonus issue, reduction of capital, share buy-back or other reorganisation of shares in the Company).

Schedule 2

Linked Shares

1	TERMS OF HOLDING OF LINKED SHARES

1.1	The parties acknowledge that the Subscriber may in the future acquire Linked Shares. The Subscriber agrees to hold such Linked Shares subject to the terms and conditions of this Agreement and the Articles.

1.2	The Subscriber:

1.2.1	confirms, warrants and undertakes that he will acquire the Linked Shares on his own behalf for investment purposes and not for re-sale;

1.2.2	confirms, warrants and undertakes that in deciding to apply for the Linked Shares, he will make his own assessment of the risks and opportunities involved and will not rely upon any warranty, representation, or inducement from any person;

1.2.3	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of any Linked Shares in accordance with the Articles and this Agreement;

1.2.4	undertakes that (if required by the Company and if applicable to the Subscriber) he shall (within such timescale as may be required by the Company) enter into an election under section 83(b) of the Code or under section 431(1) of ITEPA, or any other similar procedure under applicable law, such that any restrictions attaching to the Linked Shares will be ignored when valuing the Linked Shares for tax purposes;

1.2.5	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on his behalf with HMRC the restricted and/or unrestricted market value of the Linked Shares for tax purposes;

1.2.6	agrees that the Company may retain the share certificate in respect of the Linked Shares;

1.2.7	absolutely and irrevocably waives any right to:

1.2.7.1	receive any dividends (including any assets distributed in lieu or satisfaction of any dividends) in respect of the Linked Shares, save for any such dividends in respect of any Linked Shares which are Released (in relation to which, with effect from the relevant Linked Shares becoming Released, such waiver shall not apply);

1.2.7.2	participate in any bonus issues of shares in the capital of the Company arising by virtue of the Linked Shares, save for any such bonus issue arising by virtue of any Linked Shares which are Released (in relation to which, with effect from the relevant Linked Shares becoming Released, such waiver shall not apply); and

1.2.7.3	in his capacity as a holder of Linked Shares, receive notice of, and attend and vote (whether in person, by proxy or otherwise) at, any general meeting of the Company, save in respect of any Linked Shares which are Released (in relation to which, with effect from the relevant Linked Shares becoming Released, such waiver shall not apply), and the Subscriber undertakes not to exercise any voting rights attaching to any of the Linked Shares prior to them becoming Released save in relation to a resolution to approve any alteration or abrogation of the rights attaching to the Linked Shares to the extent required by the Articles, if any.

2	COMPULSORY TRANSFER OF SHARES/SHARE CONVERSION

2.1	In the event that on the Relevant Cessation Date the Subscriber holds Linked Shares (not being Shares which are the subject of a Conversion Notice or shares into which the same have been converted) that are on that date Unreleased Shares, whether by reason of the Option lapsing under clause 2.5 or clause 5 or Schedule 1 of this Agreement, or the Option having been exercised in full and not all of the Linked Shares being Released, the Unreleased Shares shall, prior to a Listing, be Compulsory Sale Shares within the meaning of the Articles and the Subscriber shall be deemed to have given a Compulsory Sale Notice as defined in the Articles with respect to such shares in accordance with Article 13.1 provided, however, that notwithstanding any provision of Article 13, the price for the Unreleased Shares determined in accordance with Article 13.5 shall be the price determined in accordance with Article 13.5.1 and the Subscriber hereby waives any and all entitlement to the price determined in accordance with Article 13.5.2 for the Unreleased Shares, even in circumstances in which the Subscriber is a Good Leaver within the meaning of the Articles.

2.2

In the event that the Subscriber holds Unreleased Shares (whether before or after the Relevant Cessation Date), the Company may at any time prior to Listing by notice in writing (the “Company Transfer Notice”) to the Subscriber require the Subscriber to transfer some or all of the Unreleased Shares to the Company pursuant to

Article 11.3.10 on a date specified by the Company (the “Company Transfer Date”), but no earlier than 14 calendar days after the date of the Company Transfer Notice, in consideration for a payment to the Subscriber equal to the lesser of (i) the price paid by the Subscriber on subscription for the Unreleased Shares subject to the Company Transfer Notice or (ii) the Fair Price of the Unreleased Shares subject to the Company Transfer Notice on the Company Transfer Date less 25%.

2.3	In the event that the Subscriber holds Unreleased Shares (whether before or after the Relevant Cessation Date), the Company may by notice in writing (the “EBT Transfer Notice”) at any time to the Subscriber require the Subscriber to transfer some or all of the Unreleased Shares to an Employee Benefit Trust or other third party nominated by the Company on a date specified by the Company (the “EBT Transfer Date”), but no earlier than 14 calendar days after the date of the EBT Transfer Notice, in consideration for a payment to the Subscriber equal to the lesser of (i) the price paid by the Subscriber on subscription for the Unreleased Shares subject to the EBT Transfer Notice or (ii) the Fair Price (before Listing) or the Market Value (from Listing) of the Unreleased Shares subject to the EBT Transfer Notice on the EBT Transfer Date less 25%.

2.4	In the event that a Sale is to occur, the Company may notify the Subscriber in writing by a notice substantially in the form set out in schedule 3 (“Company Conversion Information Notice”) of:

2.4.1	the number of Linked Shares which will be the subject of the Conversion Notice, being the number of Linked Shares which have not been Released as at the date of the Sale or (in the case only of a Sale which does not consist of a sale of the entire issued share capital of the Company and only where the Investor Director gives his consent) such number of Linked Shares which have not been Released as is determined by the Board; and

2.4.2	the date to be specified by the Subscriber in the Conversion Notice for the Linked Shares (or a proportion thereof) to convert into Deferred Shares, such date to be the date of the Sale (with the Conversion Notice taking effect immediately prior to the relevant Sale).

2.5	In the event a Company Conversion Information Notice is served pursuant to paragraph 2.4, the Subscriber shall, prior to the Conversion Date (but in any event within 7 calendar days of receipt of the Company Conversion Information Notice), serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7 of the Articles, to convert the number of Linked Shares equal to the Conversion Number into Deferred Shares on the Conversion Date (taking effect immediately prior to the relevant Sale so that the Conversion Number of Linked Shares are converted into Deferred Shares immediately prior to the Sale). This provision is without prejudice to clause 9.1.2.4 of the Agreement.

2.6	Notwithstanding any other provision of this Agreement, in the event that (i) Linked Shares which have not been Released are transferred by the Subscriber pursuant to Article 13 and/or paragraph 2.1 of this Schedule (“Transferred Shares”) and (ii) the Option is exercised on or after the Relevant Cessation Date and such exercise would have been settled by some or all of the Transferred Shares being Released had they still been held by the Subscriber (such shares being the “Relevant Transferred Shares”), then (i) the Company may reduce the number of Shares or New Shares issuable upon exercise of the Option after the Relevant Cessation Date by such number as is equal in value, based on the Market Value on the date of exercise, to the amount paid to the Subscriber upon the transfer of his Relevant Transferred Shares pursuant to Article 13 and/or paragraph 2.1 of this Schedule, or (ii) the Subscriber shall, upon notice from the Company, agree and direct that such amount shall be deducted from the proceeds of any sale of such Shares or New Shares and paid directly to the Company, or (iii) the Subscriber shall agree to pay such amount to the Company directly or, if the Company so agrees, by way of deduction from salary or other remuneration payable to him.

2.7	Notwithstanding any provision of Article 13, in the event that the Subscriber is deemed to give a Compulsory Sale Notice which relates (in whole or part) to Linked Shares which are neither Released nor Unreleased Shares, the Subscriber agrees that the price for such Linked Shares determined in accordance with Article 13.5 shall be the price determined in accordance with Article 13.5.1 and the Subscriber hereby waives any and all entitlement to the price determined in accordance with Article 13.5.2 for the relevant Linked Shares, even in circumstances in which the Subscriber is a Good Leaver within the meaning of the Articles.

3	SHARE TRANSFER

The Subscriber shall not, otherwise than pursuant to a Sale, an Exchange or the operation of Articles 13 or 15 of the Articles, without the prior written consent of the Board (subject to the approval of the Investor Director) (such consent to be made subject to such conditions as the Board may require), or paragraph 2 of this Agreement, transfer the Linked Shares or enter into any arrangement which may place any Encumbrance on the Linked Shares. In the event that the Subscriber wishes to transfer any Linked Shares to a Permitted Transferee (as such term is defined in the Articles) pursuant to any of Articles 11.3.1 to 11.3.3 of the Articles, the Subscriber shall serve notice on the Board identifying the number of Linked Shares to be transferred and the identity of the relevant Permitted Transferee and the

Board will consent to the relevant transfer for the purposes of this paragraph 3 provided that the Subscriber and the Permitted Transferee first enter into an agreement with the Company in such form and containing such provisions as the Board may require (in particular, to ensure that the commercial intentions of the arrangements set out in this Agreement are maintained despite the Linked Shares having been transferred to the Permitted Transferee and accordingly restricting the ability of the Permitted Transferee to transfer the Linked Shares and requiring the compulsory transfer, conversion or forfeiture of the Linked Shares in relevant circumstances). Where the Linked Shares are listed on a stock exchange, this paragraph 3 shall not apply in respect of such number of the Linked Shares as have been Released.

4	MARKET STANDOFF

4.1	The Subscriber agrees that in the event of a Listing, with respect to the Linked Shares and any Shares acquired by the Subscriber pursuant to the exercise of the Option, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of shares in the Company (determined on an as-converted basis immediately prior to Listing), the Subscriber will not, if requested by the managing underwriter(s) in the initial underwritten sale of shares of the Company to the public (“Listed Shares”) pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) calendar days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Listed Shares or securities convertible into Listed Shares, except for: (i) transfers of Shares permitted under paragraph 4.2 so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this paragraph 4.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this clause and to impose stop transfer instructions with respect to the Shares until the end of such period. The Subscriber further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

4.2	The following transfers will be exempt from paragraph 4.1: (i) the transfer of any or all of the Shares during the Subscriber’s lifetime by gift or on the Subscriber’s death by will or intestacy to any member(s) of the Subscriber’s “Immediate Family” (as defined below) or (ii) to a trust for the benefit of the Subscriber and/or member(s) of the Subscriber’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of paragraph 4.1 will continue to apply to the transferred Shares in the hands of such transferee or other recipient. The term “Immediate Family” means the Subscriber’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Subscriber or the Subscriber’s spouse, or the spouse of any of the above or Spousal Equivalent. A person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither is married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they have resided together in the same residence for the last twelve (12) months and intend to do so indefinitely.

Schedule 3

Company Conversion Information Notice

To: [Subscriber]

[Address]

Date:

This notice is served pursuant to paragraph 2 of schedule 2 of the individual option and subscription agreement entered into between you and Midasplayer International Holding Company p.l.c. (“Company”) on [                    ] (“Subscription Agreement”).

Pursuant to paragraph 2.4 of schedule 2 of the Subscription Agreement, you are required to serve a notice on the Company in the form attached, requesting that the Conversion Number (as specified below) of your Linked Shares (as defined in the Subscription Agreement) convert into Deferred Shares on the Conversion Date (as specified below) in connection with a Sale:

Conversion Number:

Conversion Date:

On behalf of Midasplayer International Holding Company p.l.c.

Conversion Notice

To:	Midasplayer International Holding Company p.l.c.

[Address]

Date:	[ ]

Dear Sirs,

Conversion Notice

This notice is served pursuant to Article 7.7 of the articles of association (“Articles”) of Midasplayer International Holding Company p.l.c. In accordance with the Articles, notice is hereby given that the number of D3 Ordinary Shares specified below shall convert into Deferred Shares on the Conversion Date specified below. It is acknowledged that this conversion is intended to take effect immediately prior to the relevant Sale.

Conversion Number of D3 Ordinary Shares:

Conversion Date:

Signed

By [Subscriber] [acting by [insert name of agent / attorney] being such person’s duly appointed [agent / or attorney]]

[[and in the case of a notice exercised by an attorney]

Witnessed by:	[Witness signature]

Witness name:	[Insert name of witness]

Witness address:	[Insert address]]

Schedule 4

1	CALCULATION TO BE PERFORMED ON EXERCISE

1.1	Where the Subscriber has acquired Linked Shares, if the Option has been properly exercised but not all of the Linked Shares have been Released then this paragraph 1.1 shall apply to determine (a) the number of Linked Shares that are Released; and (b) the actual number of Option Shares in respect of which the Option shall be treated as exercised at that time and which are therefore to be issued or transferred to the Subscriber; and (c) the number of Option Shares that the Option shall be treated as lapsing in respect of:

1.1.1	For the purposes of this paragraph 1.1:

1.1.1.1	“Remaining Linked Shares Value” means the value of the Remaining Linked Shares calculated as follows:

1.1.1.2	“LMV” shall mean the Market Value of a Linked Share on the relevant Date of Exercise (as determined by the Board);

1.1.1.3	“OMV” shall mean the Market Value of an Option Share on the relevant Date of Exercise (as determined by the Board);

1.1.1.4	“Option Gain” means the ‘in the money value’ of the Shares which are purported to be the subject of the exercise, such value being calculated as follows:

1.1.1.5	“Remaining Linked Shares” means such number of the Linked Shares that have not yet been Released at the relevant time and are still held by the Subscriber; and

1.1.1.6	“X” means the number of Shares in respect of which the Option is purported to be exercised, being the number of Shares which is specified in the relevant exercise notice.

1.1.2	If the Remaining Linked Shares Value is equal to or less than the Option Gain then:

1.1.2.1	all of the Remaining Linked Shares shall be Released;

1.1.2.2	the Option shall be treated as having been exercised in respect of a number of Option Shares (“Y”) where:

and Y shall be rounded down to the nearest whole number; and

1.1.2.3	the Option shall lapse in respect of a number of Option Shares calculated as X - Y.

1.1.3	If the Remaining Linked Shares Value is greater than the Option Gain then:

1.1.3.1	a number of the Remaining Linked Shares (“Z”) shall be Released, where:

and Z shall be rounded down to the nearest whole number;

1.1.3.2	the Option shall be treated as having been exercised in respect of none of the Option Shares; and

1.1.3.3	the Option shall lapse in respect of such number of Option Shares as is equal to X.

1.2	It is acknowledged that the Subscriber may acquire Linked Shares each of which does not have the same Market Value. If that is the case the Board shall adjust the calculations in paragraph 1.1 in such manner as it considers appropriate in order to take account of such differing Market Values and shall identify which of the Linked Shares are treated as Released under paragraph 1.1 (the Linked Shares having greater Market Values being Released in priority to other Linked Shares). References in this agreement to the “number of Linked Shares that have not been Released” (or similar phrases) shall be construed to relate to such of the Linked Shares as have not been Released taking account of the Board’s determination under this paragraph 1.2.

1.3	Any calculation (including the determination of the Option Gain and the Remaining Linked Shares Value) to be carried out under paragraph 1.1 shall be performed by the Board (whose determination shall be final and binding). The Board shall notify the Subscriber of the number of the Remaining Linked Shares which shall be treated as Released, the number of Option Shares in respect of which the Option shall be treated as exercised and the number of Option Shares in respect of which the Option shall be treated as lapsing. Examples of the intended operation of paragraph 1.1 are contained at Appendix 1 for illustration purposes.

Appendix1: Examples of operation of clause 3.3 and schedule 4

Example 1

For the purposes of this example, it is assumed that the Option is granted over 1,000 D1 ordinary shares (as the Option Shares) at an Exercise Price of $17 and that 1,000 D3 ordinary shares have been acquired (as Linked Shares). Assume that the shares in the Company are converted into a single class of A ordinary shares (under the Articles, as a result of a Listing). As a result of the conversion, the Option is treated as subsisting over 1,000 A ordinary shares. The value of the Company at the time of the Listing was such that the Subscriber’s 1,000 D3 ordinary shares have converted into 400 A ordinary shares in accordance with the conversion mechanism set out in the Company’s Articles of Association. (The remaining 600 D3 Ordinary Shares will convert into Deferred Shares and will be taken back by the Company for a nominal or no payment to the Subscriber). The Subscriber chooses to exercise the Option in two tranches as follows:

1.	When half of the option has vested, the Option is purported to be exercised in respect of all 500 vested A ordinary shares at a time when the market value of an A ordinary share is $50.

Option Gain = 500 shares x ($50-17) = $16,500

Remaining Linked Share Value = 400 shares x $50 = $20,000. This exceeds the value of the Option Gain therefore paragraph 1.1.3 of schedule 4 applies.

2.	Applying paragraph 1.1.3:

(a)	the number of Remaining Linked Shares to be Released is calculated:

$16,500 / $50 = 330 A ordinary shares

(b)	the Option is treated as not having been exercised over any shares (and so no Exercise Price is payable); and

(c)	the Option is treated as having lapsed in respect of 500 A ordinary shares.

3.	The Option therefore now subsists over only 500 A ordinary shares. 330 of the Linked Shares have been Released and so there are 70 Remaining Linked Shares.

4.	When the remaining half of the Option has fully vested, the Subscriber purports to exercise the balance of the Option in full. At this time the value of an A ordinary share is $60.

Option Gain = 500 shares x ($60-17) = $21,500

Remaining Linked Share Value = 70 shares x $60 = $4,200. This is less than the Option Gain therefore paragraph 1.1.2 of schedule 4 applies

5.	Applying paragraph 1.1.2:

(a)	all of the Remaining Linked Shares are Released (i.e. 70 A ordinary shares already held by the Subscriber);

(b)	the number of Option Shares that the Option is treated as having been exercised over is calculated:

($21,500 - $4,200) / ($60 - $17) = 402 shares

Since the Option is treated as exercised over 402 shares, an aggregate Exercise Price of $6,834 is payable by the Subscriber1; and

(c)	the Option is treated as having lapsed in respect of 98 A ordinary shares.

6.	Accordingly, the Option has now lapsed in full and all Linked Shares have been Released.

Example 2

Facts as with Example 1, save that the value of an A ordinary share is $30 at step 4 rather than $60:

4.	When the remaining half of the Option has fully vested, the Subscriber purports to exercise the balance of the Option in full. At this time the value of an A ordinary share is $30.

Option Gain = 500 shares x ($30-17) = $6,500

Remaining Linked Share Value = 70 shares x $30 = $2,100. This is less than the Option Gain therefore paragraph 1.1.2 of schedule 4 applies.

5.	Applying paragraph 1.1.2:

(a)	all of the Remaining Linked Shares are Released (i.e. 70 A ordinary shares already held by the Subscriber);

(b)	the number of Option Shares that the Option is treated as having been exercised over is calculated:

($6,500 - $2,100) / ($30 - $17) = 338 shares

Since the Option is treated as exercised over 338 shares, an aggregate Exercise Price of $5,746 is payable by the Subscriber2; and

(c)	the Option is treated as having lapsed in respect of 162 A ordinary shares.

6.	Accordingly, the Option has now lapsed in full and all Linked Shares have been Released.

[1]

As an alternative to delivering 402 A ordinary shares to the Subscriber at a price of $17 per share, the Company may agree to a net-settlement mechanism whereby instead the Subscriber receives a number of shares which has a value equal to the net gain. In this example, the aggregate Exercise Price would have been $6,834, which equates to 114 shares and so only 288 shares (i.e. 402 less 114) are actually delivered to the Subscriber. Depending upon company law requirements, a nominal payment may also need to be made by the Subscriber.

[2]

As an alternative to delivering 338 A ordinary shares to the Subscriber at a price of $17 per share, the Company may agree to a net-settlement mechanism whereby instead the Subscriber receives a number of shares which has a value equal to the net gain. In this example, the aggregate Exercise Price would have been $5,746, which equates to 191 shares and so only 147 shares (i.e. 338 less 191) are actually delivered to the Subscriber. Depending upon company law requirements, a nominal payment may also need to be made by the Subscriber.

Example 3

For the purposes of this example, it is assumed that the Option is granted (to an employee) over 1,000 D1 ordinary shares (as the Option Shares) at an Exercise Price of $17 and that 1,000 D3 ordinary shares have been acquired (as Linked Shares). Assume that the shares in the Company are converted into a single class of A ordinary shares (under the Articles, as a result of a Listing). As a result of the conversion, the Option is treated as subsisting over 1,000 A ordinary shares. The value of the Company at the time of the Listing was such that the Subscriber’s 1,000 D3 ordinary shares have converted into 400 A ordinary shares.

Before any part of the Option has vested, the Subscriber leaves employment (by resignation, other than for a “Good Reason”). Since the Option has not vested:

1.	The Option can never be exercised and lapses.

2.	As none of the Linked Shares have been Released, the Subscriber will be required to transfer the Linked Shares to an Employee Benefit Trust in consideration for a payment per Linked Share equal to the lesser of (i) the subscription price paid for the Linked Shares and (ii) the market price of the Linked Shares at the time of transfer less 25%.

Appendix 2: Section 431 election

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.	Between

the Employee

whose National Insurance Number is

and

the Company (who is the Employee’s employer)

of Company Registration Number

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the Employee and applies to:

Number of securities

Description of securities

Name of issuer of securities	Midasplayer International Holding Company p.l.c.

acquired by the Employee on

4.	Extent of Application

This election disapplies all restrictions attaching to the securities.

5.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in Company

Appendix 3: Articles of Association of the Company

MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C.

AND

[—]

INDIVIDUAL OPTION AND

SUBSCRIPTION AGREEMENT

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

CONTENTS

1	DEFINITIONS	2

2	GRANT OF OPTION	9

3	MANNER OF EXERCISE OF OPTIONS	10

4	TAXATION MATTERS	12

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS	13

6	VARIATION OF SHARE CAPITAL	15

7	EXCHANGE OF OPTION FOR NEW OPTION	16

8	ADDITIONAL PROVISIONS	17

9	POWER OF ATTORNEY	17

10	VARIATION AND RELATED MATTERS	20

11	MISCELLANEOUS	22

AGREEMENT DATED            [—]

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St Julian’s, STJ 3140, Malta (the “Company”) and;

(2)	[—] of [—] (the “Subscriber”).

RECITALS

(A)	The Subscriber is a key employee and/or director within the Group at the date of this Agreement.

(B)	The Company wishes to grant to the Subscriber an option to acquire up to [—] D1 ordinary shares of €[—] each in the capital of the Company upon and subject to the terms of this Agreement.

(C)	The Subscriber may also acquire Linked Shares.

(D)	The Subscriber agrees to hold any Linked Shares subject to the terms of the Articles and this Agreement. Pursuant to the provisions of this Agreement and the Articles, the Linked Shares, or any shares for which they are exchanged or into which they are converted in connection with a listing of the Company’s shares on a securities exchange or otherwise, (or a proportion thereof) may, in certain circumstances and at certain times, become subject to compulsory transfer under this Agreement and/or the Articles or be converted into Deferred Shares.

1	DEFINITIONS

1.1	In this Agreement the following words and expressions shall have the following meanings and, unless the context requires otherwise (or the term is otherwise defined herein), the terms defined in the Articles shall have the same meanings in this Agreement:-

“Acquiring Company”

means a company which acquires shares in the capital of the Company pursuant to a Sale;

“Articles”

means the articles of association of the Company in effect from time to time;

2

“Asset Sale”

means the disposal by any one or more members of the Group of assets (whether together with associated liabilities or otherwise and as part of an undertaking or otherwise) which represent 50% or more (by book value) of the consolidated gross assets of the Group at that time but excluding any such disposal to another member of the Group;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

“Code”

means the United States Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder;

“Company Conversion Information Notice”

the meaning given in paragraph 2.4 of schedule 2;

“Company Transfer Date”

the meaning given in paragraph 2.2 of schedule 2;

“Company Transfer Notice”

the meaning given in paragraph 2.2 of schedule 2;

“Conversion Date”

the date to be specified by the Subscriber in the relevant Conversion Notice for the Linked Shares (or a proportion thereof) to convert into Deferred Shares, being the date determined in accordance with paragraph 2.4.2 of schedule 2;

“Conversion Number”

means the number of Linked Shares which are to be the subject of the relevant Conversion Notice, as calculated in accordance with paragraph 2.4.1 of schedule 2;

“Date of Exercise”

means the date on which the Company receives both the written notice and any payment (if required) referred to in clause 3.1;

“Dealing Code”

means any code or regulations adopted by any relevant listing authority or stock exchange which restrict dealings in securities issued by the Company and/or such other rules and regulations adopted by the Company, which govern dealing in Shares, interests in Shares, options or rights over Shares or interests in Shares;

3

“Drag Along Notice”

means a Drag Along Notice as defined in the Articles;

“EBT Transfer Date”

the meaning given in paragraph 2.3 of schedule 2;

“EBT Transfer Notice”

the meaning given in paragraph 2.3 of schedule 2;

“Effective Date”

[—];

“Eligible Person”

means an individual who is an employee or director of a member of the Group;

“Employee Benefit Trust”

means an employee benefit trust established by the Company in connection with its employee share incentive arrangements;

“Encumbrance”

means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

“Exercise Price”

means the sum of USD $[—] per Option Share, adjusted if appropriate pursuant to clause 6;

“Fair Price”

the meaning assigned in the Articles;

“Good Leaver”

means the Subscriber ceasing to be an employee and/or director of any member of the Group:

(a)	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

4

(b)	due to dismissal of the Subscriber by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss; or

(c)	in circumstances where the Board determines (subject to the Investor Director voting in favour of such determination) in its absolute discretion the Subscriber to be a Good Leaver; or

(d)	in circumstances where either (i) the Company or other relevant member of the Group serves notice to terminate the employment of the Subscriber; or (ii) the Subscriber serves notice to terminate their employment with the Company or relevant member of the Group for a Good Reason; in each case in circumstances other than where the Company or relevant member of the Group is entitled summarily to terminate the Subscriber’s employment without notice or payment in lieu of notice under the Service Agreement;

“Good Reason”

means grounds that entitle the Subscriber to treat himself as being constructively dismissed (within the meaning of section 95(1)(c) of the Employment Rights Act 1996) as may be determined by a court of competent jurisdiction. Examples of such grounds may include, but are not limited to, circumstances where the Subscriber is required to permanently relocate outside of Greater London, where the Subscriber’s pay is unilaterally reduced, where the Company is in material breach of the Service Agreement, or where on a Sale the acquiring entity did not give the Subscriber options, compensation or equity of at least the same value as the value of any shares under option (net of exercise price) held by the Subscriber which are no longer capable of vesting or being exercised after such Sale;

“Grant Date”

[—];

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“HMRC”

means HM Revenue & Customs (or any other taxation or other authority in any other jurisdiction, as applicable);

“Investor Director”

has the meaning given in the Articles;

5

“ITEPA”

means the Income Tax (Earnings and Pensions) Act 2003;

“Linked Shares”

means shares acquired by the Subscriber which, in the relevant Letter of Allotment, are expressed as being “Linked Shares” for the purposes of this Agreement (or any other shares into which the same are converted);

“Liquidation”

whether voluntary or compulsory, means the passing of a resolution for the winding-up of the Company;

“Listing”

means:

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the Financial Markets Act (Cap. 345 of the laws of Malta) as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relevant Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

“Market Value”

means on any day the market value of a share of the relevant class determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 or, if shares of the relevant class are quoted on the official list of a Recognized Investment Exchange, the average of the middle market quotations of such a share as derived from the relevant Official List for the three immediately preceding dealing days or, if the Option is being exercised in the context of a Sale, the market value shall be determined by reference to the price to be paid for a share of the relevant class by the Acquiring Company;

“Option”

means the right to acquire Option Shares granted under this Agreement;

“Option Shares”

means the [—] Shares which are the subject of the Option;

6

“Released”

means “Released” pursuant to paragraph 1.1 of schedule 4 (the effect of which being, amongst other things, that certain restrictions on transfer referred to in paragraph 3 of schedule 2 may cease to apply to the Linked Shares that are Released);

“Relevant Transferred Shares”

the meaning given in paragraph 2.6 of schedule 2;

“Sale”

has the meaning given to it in the Articles save that unless the Board (and the Investor Director) determine otherwise, it shall not constitute a Sale where the person (or Connected Persons or group of persons Acting in Concert (as defined in the Articles)) acquiring or obtaining shares in the circumstances giving rise to the “Sale” are (in the reasonable opinion of the Board) Apax entities;

“Service Agreement”

the Subscriber’s service agreement with [—] dated [—], as amended from time to time;

“Share”

means a D1 ordinary share of [—] in the capital of the Company (or such other nominal value as may be determined by the Company in general meeting from time to time);

“Tax Liability”

means any income tax, withholding tax and employee national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HMRC and which arise by reference to:

(a)	the issue of any Linked Shares;

(b)	the transfer of any Linked Shares or any of the Linked Shares being treated as Released;

(c)	the redemption or conversion of any Linked Shares;

(d)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) occurring in connection with the acquisition, holding or disposal of the Linked Shares by the Subscriber during the ownership of any Linked Shares by the Subscriber;

(e)	the Subscriber exercising the Option or acquiring Option Shares pursuant to such exercise; and/or

(f)	any gain realised or deemed to have been realised by the Subscriber in respect of the Option or the Option Shares;

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provided that employer’s national insurance contributions (or foreign equivalents) shall not constitute Tax Liabilities and such amounts shall be payable by the Company or other member of the Group;

“Transferred Shares”

the meaning given in paragraph 2.6 of schedule 2;

“Unreleased Shares”

means Linked Shares that have not been and are no longer capable of being Released.

1.2	So far as not inconsistent with the context:-

1.2.1	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

1.2.2	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

1.2.3	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this Agreement.

1.2.4	The headings to clauses of this Agreement are for convenience only and have no legal effect.

1.3	In this Agreement, the Subscriber shall be deemed to cease to be an employee and/or director of a member of the Group on the Relevant Cessation Date. For these purposes, the “Relevant Cessation Date” shall be the date on which the Subscriber ceases to be an employee, consultant or director of or to any member of the Group for any reason (including death or bankruptcy) without remaining or immediately becoming an employee, consultant or director of or to any other member of the Group or the date of occurrence of a repudiatory breach by the Subscriber of the Service Agreement (or his contract of engagement) that is accepted by his employer (or the company of which he is a director or to which he is a consultant), resulting in the termination of the Subscriber’s employment, directorship or consultancy (whichever is the earlier).

1.4	The recitals to this Agreement have no legal effect and shall not affect the construction or interpretation of this Agreement (save that terms defined therein shall have the same meanings for the purpose of this Agreement).

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2	GRANT OF OPTION

2.1	The Company hereby grants to the Subscriber the right, upon the terms and subject to the conditions of this Agreement exercisable to the extent that the Option has vested in accordance with, and on the dates specified in, schedule 1, to purchase the Option Shares for the Exercise Price. For the avoidance of doubt, this clause 2.1 is subject to the provisions of clause 3 and schedule 4.

2.2	The Option is granted on the Grant Date.

2.3	The Option may be exercised in whole or in part but (from and following a Listing) the Option may not be exercised at any time when such exercise is prohibited by any Dealing Code.

2.4	The Option is personal to the Subscriber. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse forthwith.

2.5	The Option shall lapse automatically (in so far as it has not been exercised) on the earliest of:-

2.5.1	the tenth anniversary of the Grant Date;

2.5.2	the date on which it lapses under clause 2.4;

2.5.3	unless the Company otherwise decides (it being able to impose such conditions as it sees fit in the event that it exercises its discretion in this regard), 40 calendar days after the Option has become exercisable in accordance with clause 5 (but excluding clause 5.2);

2.5.4	the Subscriber being adjudicated bankrupt by a court of law;

2.5.5	forthwith upon the Subscriber ceasing to be an Eligible Person other than in circumstances where the Subscriber is a Good Leaver;

2.5.6	the date falling 90 calendar days after the Subscriber ceases to be an Eligible Person in circumstances where the Subscriber is a Good Leaver (or such longer period as the Board, having obtained the consent of the Investor Director, may determine in its absolute discretion);

2.5.7	the date on which the Option has lapsed in its entirety under clause 3 and/or schedule 4;

2.5.8	unless the Board determines otherwise, on completion of any Exchange if the Subscriber has not entered into an agreement for the grant of a New Option in accordance with clause 7.

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2.6	[The Subscriber hereby acknowledges that an option over [—] ordinary D1 shares of [—] each in the Company was granted to the Subscriber by virtue of an agreement dated [—] (“Original Option”). The Subscriber acknowledges and agrees that this Option replaces the Original Option, that the Subscriber therefore now has no rights under the agreement pursuant to which the Original Option was granted and that the Subscriber shall not be entitled to any of the shares which were the subject of the Original Option (and agrees never to exercise the Original Option).]

3	MANNER OF EXERCISE OF OPTIONS

3.1	To the extent that the Option has become exercisable pursuant to this Agreement, the Option may be exercised (in whole or in part) by the Subscriber, or as the case may be his personal representatives, giving prior notice in writing to the Company specifying the number of Shares in respect of which the Subscriber wishes to exercise the Option accompanied by:

3.1.1	the payment of the total Exercise Price due in respect of the number of Shares specified in the exercise notice, save to the extent that the Subscriber has made other arrangements for the payment of the total Exercise Price (such as, after Listing, the Subscriber selling sufficient number of the Shares as generates proceeds to pay the Exercise Price and using those proceeds to satisfy the same) which are satisfactory to the Company or the Company permits the cashless exercise of the Option pursuant to clause 3.6; and

3.1.2	if required by the Company, the amount due under clause 4.1 in respect of any Tax Liability.

The Subscriber acknowledges that, despite the number of Shares specified in the written notice, the Option may actually be exercised over a lower number of Shares by virtue of the operation of clause 3.3 and schedule 4 below.

3.2	Where the Option has been properly exercised, the Shares in respect of which the Option has been exercised (after taking account of the provisions of schedule 4) shall be issued and allotted or transferred pursuant to a notice of exercise within 30 calendar days of the Date of Exercise. Where any Dealing Code prohibits the issue or transfer of the relevant Shares during such 30 day period, such 30 day period shall be extended by the number of days (plus three further days) during which the prohibition applies.

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3.3	Where the Subscriber has acquired Linked Shares, if the Option (or any part thereof) is properly exercised but not all of the Linked Shares have been Released, schedule 4 shall apply to determine:

3.3.1	the number of Linked Shares (if any) that shall be Released;

3.3.2	the actual number of Option Shares in respect of which the Option shall be treated as exercised at that time and which are therefore to be issued and allotted or transferred to the Subscriber; and

3.3.3	the extent to which the Option shall be deemed to have lapsed in respect of a specified number of Option Shares.

3.4	Any calculation (including but not limited to the determination of the Option Gain and the Remaining Linked Shares Value) to be carried out under clause 3.3 and schedule 4 shall be performed by the Board (whose determination shall be final and binding). The Board shall notify the Subscriber of the number of the Remaining Linked Shares which shall be treated as Released, the number of Option Shares in respect of which the Option shall be treated as exercised and the number of Option Shares in respect of which the Option shall be treated as lapsing. Examples of the intended operation of clause 3.3 and schedule 4 are contained at Appendix 1 for illustration purposes.

3.5	If and to the extent that the Subscriber:

3.5.1	serves a valid exercise notice specifying a number of Option Shares to which the exercise relates; and

3.5.2	makes a payment of an Exercise Price calculated by reference to such number; but

3.5.3	the Option is treated as having been exercised in respect of a reduced number of Option Shares (pursuant to clause 3.3 and schedule 4),

then the Company shall arrange for the return or repayment to the Subscriber of the relevant part of the Exercise Price.

3.6	Notwithstanding any other provision of this Agreement, if a Subscriber serves a valid exercise notice and, as a result, the Company is obliged to issue or transfer a number of Shares to the Subscriber in exchange for the payment of a corresponding Exercise Price then the Company shall, at its sole discretion, be entitled to satisfy that obligation by issuing, transferring or procuring the transfer to the Subscriber (at no cost to the Subscriber or at a cost which reflects only the nominal value of the relevant Shares) such reduced number of Shares as will (in the opinion of the Board) deliver equivalent value to the Subscriber.

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3.7	The Subscriber hereby agrees that if the Option is exercised prior to a Listing the Subscriber shall, as a condition of such exercise, enter into a subscription agreement in respect of the Option Shares and deed of adherence to a shareholders agreement in the form approved by the Board.

3.8	In the event that:

3.8.1	the Board becomes aware that either (i) a General Offer has been (or is to be) made to the shareholders of the Company for the purposes of Article 14.1.1.1 or (ii) an Approved Offer (as defined in the Articles) has been (or is to be) made to the shareholders of the Company), and the Subscriber will not otherwise receive notice of that General Offer or Approved Offer (as the case may be); and

3.8.2	any of the Option Shares have vested under Schedule 1,

the Board shall (where it considers it reasonable to do so) give notice to the Subscriber that such a General Offer or Approved Offer has been (or is to be) made.

4	TAXATION MATTERS

4.1	In the event that a Tax Liability becomes due on the exercise of the Option, the Option may not be exercised unless:-

4.1.1	the Company or other member of the Group is able to deduct or, where possible, withhold, an amount equal to the whole of the Tax Liability from the Subscriber’s net pay for the next pay period; or

4.1.2	the Subscriber has paid to the Company or other member of the Group an amount equal to the Tax Liability; or

4.1.3	the sum of the amount that the Subscriber has paid to the Company or other member of the Group in respect of the Company’s or other member of the Group’s obligation to satisfy the Tax Liability and the total amount that the Company or other member of the Group is able to deduct from the Subscriber’s net pay for the next pay period is equal to or more than the Tax Liability; or

4.1.4	the Subscriber enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

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4.2	The Subscriber agrees that if requested to do so by the Board he shall immediately upon exercise of the Option enter into an irrevocable joint election with his employing company (or the company of which he is a director) pursuant to section 431 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom, including section 83(b) of the Code) in a form specified by the Board that for the relevant tax purposes the market value of the Shares acquired is to be calculated as if the Shares were not restricted securities (as defined in section 423 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) and sections 425 to 430 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) are not to apply to such Shares.

4.3	The Subscriber hereby covenants to pay to the Company (or such other member of the Group as the Company directs) an amount equal to any Tax Liability. Without prejudice to the right of any person to enforce the covenants to pay in any other way:

4.3.1	the Subscriber hereby authorises (for all purposes, including Part II of the Employment Rights Act 1996 if and where applicable to the Subscriber) the person entitled to receive payment under this clause 4.3 (or the company which employs him, or of which he is a director, if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the person, would be equal to the amount due from the Subscriber from any payment made to or in respect of the Subscriber by the relevant company or the relevant person on or after the date of the event which gives rise to the Tax Liability; and

4.3.2	the Subscriber hereby agrees (to the extent permitted by law) to pay to the relevant person (or relevant company) an amount sufficient to satisfy all Tax Liability (in respect of which the Subscriber is liable under this clause 4.3) to the extent that such liabilities are not recovered from the Subscriber pursuant to clause 4.3.1 or otherwise to enter into such arrangements as the Company may consider appropriate to recover from the Subscriber the amount of any Tax Liability for which the Subscriber is so liable.

5	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS

5.1	Sale or Asset Sale

5.1.1	In the event that a Sale or an Asset Sale takes place, the Option may be exercised within 40 calendar days of such Sale or Asset Sale (as applicable) occurring (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

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5.1.2	In the event that the Board becomes aware that an offer has been made which, if completed, would lead to the Option becoming exercisable under clause 5.1.1 above, it may at its absolute discretion resolve that the Option becomes exercisable under clause 5.1.1 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) within such period as is determined by the Board and notified to the Subscriber (prior to any Sale or Asset Sale as mentioned in clause 5.1.1) and, in the event that the Option is not exercised during this period, it shall lapse in full at the end of such period (notwithstanding any other provision of this Agreement).

5.2	Listing

5.2.1	An Option may be exercised on or following a Listing in accordance with clause 5.2.2 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

5.2.2	As soon as the Board has become aware that firm negotiations have been entered into or firm proposals have been made for the Listing, the Board may notify the Subscriber that such negotiations or proposals have been entered into or made. Within one week of such notification, the Subscriber may exercise the Option (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1). The Board may specify in the notification that the exercise of the Option under this clause 5.2.2 shall be conditional upon completion of the Listing (and for the purposes of this clause 5.2, “completion” in relation to a Listing shall be the admission or granting of permission referred to in the definition of “Listing”) and in such a case, in the event that the Listing does not proceed, the notice of exercise shall be deemed never to have been served.

5.3	Exchange of Options

5.3.1	In the event that a Sale takes place, the Subscriber may at any time within six months of the Sale by agreement with the Acquiring Company release his rights under the Option (in this clause referred to as “the old rights”) in consideration for the grant to him of rights (in this clause referred to as “the new rights”) which are equivalent to the old rights but relate to shares in a different company.

5.3.2	The new rights referred to in clause 5.3.1 above shall not be regarded for the purposes of this clause 5 as equivalent to the old rights unless:

5.3.2.1	the new rights are granted to the Subscriber by reason of his employment or office (as director) with the Acquiring Company or any of its 51% subsidiaries;

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5.3.2.2	the total Market Value of the Shares which are the subject of the Option immediately before the release of the Subscriber’s old rights is substantially equivalent to the total Market Value of the shares (which are the subject of the new rights) immediately after the grant of the new rights to the Subscriber; and

5.3.2.3	the total amount payable by the Subscriber for the acquisition of shares in pursuance of the new rights is substantially equivalent to the total amount that would be payable for the acquisition of Shares which are the subject of the Option in pursuance of the old rights.

5.3.3	Where any new rights are granted pursuant to this clause 5.3 this Agreement shall in relation to the new rights be construed as if references to the Company and to the Shares were references to the Acquiring Company or as the case may be to the company in whose shares the new rights relate and to the shares of the Acquiring Company or of the other company in whose shares the new rights relate.

5.4	Liquidation

If the Company passes an extraordinary resolution for dissolution and consequential voluntary winding up of the Company, the Option may be exercised until the commencement of such winding up (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) at the expiry of which period it shall lapse.

6	VARIATION OF SHARE CAPITAL

6.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, or if any of the shares in the Company are to be converted to shares of another class pursuant to the provisions of the Articles (including, but not limited to, a conversion of ordinary “D1” shares into “A” ordinary shares and/or Deferred Shares immediately prior to a Listing), the limit on the number of Shares available under the Option, the number, class and nominal amount of Shares subject to the Option (the definition of “Shares” being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted in such manner as the Board considers reasonable PROVIDED THAT:-

6.1.1	the aggregate amount payable on the exercise of an Option in full is not increased (subject to clause 6.1.2); and

6.1.2	the Exercise Price for a Share is not reduced below its nominal value.

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7	EXCHANGE OF OPTION FOR NEW OPTION

7.1	If the Company is or is to be the subject of a transaction whereby all or substantially all of the issued share capital of the Company is or is to be exchanged for issued share capital in another company or body corporate, wherever incorporated, (the “New Company”) with the result that (in the reasonable opinion of the Board) the beneficial ownership of the issued share capital in the New Company is (or is to be) substantially the same as the beneficial ownership of the issued share capital in the Company immediately prior to such transaction (the “Exchange”), the Subscriber shall (if so requested by the Company) release his rights (including his right to acquire Shares) under this Agreement (the “Old Option”) in consideration for the grant to him of equivalent rights granted by the New Company (including a right to acquire shares in the New Company) (the “New Option”). The determination of such equivalence shall be made in the sole discretion of the Board whose decision shall be final and binding.

7.2	The New Option shall be on terms and conditions that are (in the opinion of the Board) equivalent to the terms and conditions of this Agreement save that where a provision in this Agreement refers to the Company the corresponding provision in the agreement governing the New Option (the “New Option Agreement”) shall (unless the Board considers the context requires otherwise) instead refer to the New Company, provided that:

7.2.1	the number (and class) of shares in the New Company subject to the New Option may be different to the number (and class) of Shares subject to the Old Option, provided that (in the opinion of the Board) there shall be no material enlargement or dilution of the Subscriber’s interest; and

7.2.2	the exercise price payable per share of the New Company under the New Option may be different to the Exercise Price per Share under the Old Option, provided that (i) the exercise price per share of the New Company under the New Option shall be at least the nominal value of such share and (ii) the aggregate exercise price for all of the shares of the New Company subject to the New Option immediately after the Exchange shall be substantially equivalent to the aggregate Exercise Price of all of the Shares subject to the Old Option immediately prior to the Exchange.

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7.3	Where a New Option is to be granted, the New Option Agreement shall contain provisions which (in the opinion of the Board) are equivalent to those contained herein (including for the avoidance of doubt those contained in schedule 2) relating to Linked Shares, but instead relating to shares (“New Shares”) for which any Linked Shares have been exchanged and (without limitation) the terms of the relevant agreement may:

7.3.1	reflect the fact that the New Shares relate to another corporation or company, including a foreign corporation or company, as the case may be, (rather than the Company); and

7.3.2	take account of any other matters (such as, without limitation, variations between the Articles and the constitutional documents governing the corporation or company in which the New Shares are issued and in the case of the corporation or company being incorporated in another jurisdiction, differences between the laws of Malta and the laws applicable to such company or corporations) that the Board considers necessary or desirable to give effect to the commercial intention of the arrangement envisaged by this Agreement.

8	ADDITIONAL PROVISIONS

The provisions of schedule 2 apply and relate (amongst other things) to the terms of the Subscriber’s holding of any Linked Shares, certain restrictions relating to the same and matters relating to the conversion of shares.

9	POWER OF ATTORNEY

9.1	The Subscriber:

9.1.1	hereby irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this Agreement or any New Option Agreement and irrevocably authorises the Attorney (on the Subscriber’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the terms of this Agreement, the New Option Agreement, the terms of the Articles (or the articles of association of the New Company) or the release of the Old Option and grant of the New Option in connection with the Exchange. Every attorney that may be appointed by virtue of this clause shall be considered to act singly as the true and lawful attorney of the Subscriber with full power of substitution as specified herein;

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9.1.2	agrees that the Attorney may in his name or otherwise on the Subscriber’s behalf:

9.1.2.1	execute any stock transfer form and any other documents and do all things necessary in order to transfer any Linked Shares or New Shares in accordance with this Agreement or the Articles (or the articles of association of the company in which the New Shares are issued) including, without prejudice to the generality to the foregoing, any transfer pursuant to a Drag Along Notice;

9.1.2.2	accept any Company Transfer Notice or EBT Transfer Notice served in accordance with this Agreement or the New Option Agreement and execute any stock transfer form and any other documents and do all things necessary in order to transfer Unreleased Shares pursuant thereto;

9.1.2.3	accept any Company Conversion Information Notice (or other document) served in accordance with this Agreement or the New Option Agreement;

9.1.2.4	serve a Conversion Notice (or other document) in accordance with this Agreement or the New Option Agreement;

9.1.2.5	receive and comply with a Drag Along Notice;

9.1.2.6	make any tax filing or claim for relief or exemption that the Attorney considers necessary or desirable in connection with any transfer referred to at 9.1.2.1 above;

9.1.2.7	execute any New Option Agreement on the Subscriber’s behalf;

9.1.2.8	approve any alteration to this Agreement or the New Option Agreement pursuant to clause 10 (or equivalent provisions of the New Option Agreement);

9.1.2.9	accept and retain any share certificate issued in respect of any Linked Shares or New Shares;

9.1.2.10

sign any written resolution of the shareholders of the Company or New Company (or of the holders of the relevant class of shares in the Company or New Company) that the Board considers to be necessary or desirable for the purposes of or in connection with the IPO (as defined in schedule 2 but as if the reference to “Company”

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in such definition were to “Company or New Company”) or any pre-IPO restructuring, reconstruction or amalgamation involving the share capital of the Company or New Company (“Resolutions”) including without prejudice to the generality of the foregoing any reorganisation, conversion or reclassification of all or any of the share capital of the Company or New Company and/or the alteration, abrogation or variation of the rights attached to any Linked Shares or New Shares; and/or

9.1.2.11	in lieu of signing a written resolution as aforesaid, to appoint a proxy to attend and vote on his or her behalf on any Resolutions to be proposed at a general meeting of the Company or New Company at the discretion of the Attorney and to approve, in writing or otherwise, any consent to the convening of any such meeting at short notice.

9.2	The Subscriber hereby authorises the Attorney to:

9.2.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

9.2.2	appoint one or more persons to act as substitute attorney for the Subscriber and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of clause 9.1 or otherwise) or the revocation of the said mandate given to the Attorney.

9.3	The Subscriber undertakes:

9.3.1	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Subscriber in its capacity as the registered holder of any Linked Shares or New Shares;

9.3.2	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

9.3.3	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

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9.4	The Subscriber declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact. The Attorney is expressly authorized to act under this Power of Attorney.

9.5	The Subscriber agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, negligence or wilful misconduct).

9.6	The Subscriber agrees that the power of attorney and other authorities on the terms conferred by or referred to in this Agreement (including but not limited to the authority granted in terms of paragraph 1.2.5 of schedule 2) are given by way of security for the performance of the obligations of the Subscriber and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

9.7	The Board shall notify the Subscriber as soon as reasonably practicable following the Exchange of the release of the Old Option and the grant of the New Option or of any pre-IPO restructuring, reconstruction or amalgamation involving the share capital of the Company or New Company. Notwithstanding such release the power of attorney granted under this clause 9 shall remain valid, binding and in existence.

9.8	The power of attorney granted under this clause 9 is without prejudice (and in addition) to any power of attorney contained in the Articles (or the articles of association of the New Company).

10	VARIATION AND RELATED MATTERS

10.1

The terms of this Agreement shall in all respects be administered by the Board, and in the event of any dispute or disagreement as to the interpretation of this Agreement, or as to any question or right arising from or related to this Agreement, the decision of

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the Board shall be final and binding upon all persons. It is expressly agreed and understood by and between the parties to this Agreement that: from time to time during the term hereof there may be information relating to the Company and/or the Group which is considered by the Board to be of a commercially sensitive nature and/or which it would not be in the best interests of the Company to disclose to all shareholders of the Company, and accordingly disclosure of such information to the Subscriber should be withheld; the determination as to what information shall fall within this category is considered to constitute a question related to this Agreement on which the decision of the Board shall be final and binding upon all persons as aforesaid; and that for all intents and purposes the Subscriber hereby grants his unconditional waiver to the right to receive such information as the board of directors may determine from time to time, including during or for the purposes of a general meeting of the shareholders of the Company.

10.2	Subject to clause 10.4 and 7.3, the board of directors for the time being of the Company may at any time and from time to time make any alteration to this Agreement which it thinks fit provided that:

10.2.1	any alteration to this Agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group member or the Subscriber, may be made without the consent of the Subscriber; and

10.2.2	(subject to clause 10.2.1) no alteration which would materially and unfairly increase the liability of the Subscriber or materially and unfairly decrease the value of his subsisting rights under this Agreement shall be made without the Subscriber’s prior written consent.

10.3	Subject to clause 10.2, clause 10.4 and clause 7.3, no variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this Agreement.

10.4

In the event that any Linked Shares or New Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles (or the equivalent provisions in relation to New Shares) in connection with a Listing, then the Board may (by simple board resolution) make any alteration to this Agreement or the New Option Agreement, as the case may be, which it thinks fit so that the provisions of this Agreement or the New Option Agreement, as the case may be, apply (from and after the relevant conversion) to the shares into which such Linked Shares or New Shares have converted including but not limited to, providing that any Linked Shares or New

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Shares that would have been the subject of a Company Conversion Information Notice under this Agreement in connection with a Sale shall instead be subject to compulsory transfer to an Employee Benefit Trust or other party nominated by the Company or to the acquiring entity in such Sale for no (or nominal) consideration.

11	MISCELLANEOUS

11.1	This Agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided herein none of the rights of the parties under this Agreement may be assigned or transferred.

11.2	Notwithstanding any other provision of this Agreement:

11.2.1	this Agreement shall not form part of any contract of employment or office between the Company or any other member of the Group and the Subscriber and the rights and obligations of the Subscriber under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this Agreement and this Agreement shall afford the Subscriber no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

11.2.2	this Agreement shall not confer on the Subscriber any legal or equitable rights (other than those constituting the Option) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

11.2.3	the Subscriber shall not be entitled to any compensation or damages for any loss or potential loss which (s)he may suffer by reason of being unable to exercise the Option (or have any Linked Shares Released) in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

11.3	Any notice or other communication under or in connection with this Agreement may be given:

11.3.1	by personal delivery or by sending the same by post, to the Subscriber at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

11.3.2	to the Subscriber by electronic communication to his usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

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11.4	This Agreement constitutes the whole agreement between the parties hereto. The Subscriber agrees that in entering into this Agreement he does not rely on, and shall have no remedy in respect of, any statement, representation, warranty or understanding other than as set out in this Agreement. The only remedy available to the Subscriber in respect of any such statement, representation, warranty or understanding shall be for breach of contract under the terms of this Agreement. Nothing in this sub-clause shall operate to exclude liability for fraud.

11.5	The Subscriber shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. Neither the Company nor any other member of the Group shall be responsible for any failure by the Subscriber to obtain any such consent or for any tax or other liability to which the Subscriber may become subject as a result of his exercise of the Option.

11.6	After exercise of the Option and acquisition of the Option Shares, the Subscriber shall become bound by the provisions of the Articles (a copy of which is appended to and forms part of this Agreement) and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles.

11.7	The Subscriber consents that the Company shall collect and process his/her personal data for the purposes set out in this Agreement and in terms of the Data Protection Act (Cap. 440 of the Laws of Malta) or similar laws in other applicable jurisdictions. The Subscriber further consents to the processing and release of the information contained herein by the Company (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to any other members of the Group or any third parties in connection with the administration of this Agreement or for the purpose of complying with any legal obligations. To the extent required by law, the Subscriber has the right to access data which the Company holds about him, and, where applicable, the right to ask for a rectification or erasure of such data.

11.8	This deed may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

23

11.9	A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, save that any person which is obliged to account for any Tax Liability shall be entitled to enforce clause 3 and that any holding company of the Company (from time to time) may enforce any of the provisions of this Agreement (“holding company” having the meaning given in section 1159 Companies Act 2006 for this purpose (but, for the purposes of section 1159(1) of the Companies Act 2006, a company shall be treated as a member of another company if any shares in that other company are registered in the name of either (a) a person by way of security (where the company has provided the security) or (b) a person as nominee for the company)). This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act. The Company may assign any of its rights under this Agreement.

11.10	This Agreement (including the power of attorney granted hereunder) shall be interpreted and construed in accordance with the laws of England and Wales. The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this Agreement shall be brought in such courts.

24

IN WITNESS whereof the parties have executed this Agreement as a Deed on the date set out above.

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY P.L.C.	)
acting by a director in the presence	)
of a witness:-)
Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

EXECUTED AS A DEED by	)
[—]	)
in the presence of:-)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

25

Schedule 1

Vesting

For the purposes of this Agreement:

1.	one quarter of the Option Shares shall vest 12 months after the Effective Date;

2.	a further one twelfth of the balance of the Option Shares shall vest 15 months after the Effective Date with an additional one twelfth vesting after each 3 month period thereafter (with the intent that 100% of the Option Shares will have vested 48 months after the Effective Date), and the Option shall be exercisable at any time after the date it has first vested (to the extent vested).

Notwithstanding any of the above:

(a)	no Option Shares shall vest after the date on which the Subscriber ceases to be employed by (or a director of) the Company or any member of the Group unless the Board (having obtained the consent of the Investor Director) determines otherwise; and

(b)	no Option Shares shall vest after the date of a Sale (save to the extent the Board, having obtained the consent of the Investor Director, determines otherwise);

and the Option shall lapse immediately with respect to those Option Shares that shall not vest.

Schedule 2

Linked Shares

1	TERMS OF HOLDING OF LINKED SHARES

1.1	The parties acknowledge that the Subscriber may in the future acquire Linked Shares. The Subscriber agrees to hold such Linked Shares subject to the terms and conditions of this Agreement and the Articles.

1.2	The Subscriber:

1.2.1	confirms, warrants and undertakes that he will acquire the Linked Shares on his own behalf for investment purposes and not for re-sale;

1.2.2	confirms, warrants and undertakes that in deciding to apply for the Linked Shares, he will make his own assessment of the risks and opportunities involved and will not rely upon any warranty, representation, or inducement from any person;

1.2.3	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of any Linked Shares in accordance with the Articles and this Agreement;

1.2.4	undertakes that (if required by the Company and if applicable to the Subscriber) he shall (within such timescale as may be required by the Company) enter into an election under section 83(b) of the Code or under section 431(1) of ITEPA, or any other similar procedure under applicable law, such that any restrictions attaching to the Linked Shares will be ignored when valuing the Linked Shares for tax purposes;

1.2.5	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on his behalf with HMRC the restricted and/or unrestricted market value of the Linked Shares for tax purposes;

1.2.6	agrees that the Company may retain the share certificate in respect of the Linked Shares;

1.2.7	absolutely and irrevocably waives any right to:

1.2.7.1	receive any dividends (including any assets distributed in lieu or satisfaction of any dividends) in respect of the Linked Shares, save for any such dividends in respect of any Linked Shares which are Released (in relation to which, with effect from the relevant Linked Shares becoming Released, such waiver shall not apply);

1.2.7.2	participate in any bonus issues of shares in the capital of the Company arising by virtue of the Linked Shares, save for any such bonus issue arising by virtue of any Linked Shares which are Released (in relation to which, with effect from the relevant Linked Shares becoming Released, such waiver shall not apply); and

1.2.7.3	in his capacity as a holder of Linked Shares, receive notice of, and attend and vote (whether in person, by proxy or otherwise) at, any general meeting of the Company, save in respect of any Linked Shares which are Released (in relation to which, with effect from the relevant Linked Shares becoming Released, such waiver shall not apply), and the Subscriber undertakes not to exercise any voting rights attaching to any of the Linked Shares prior to them becoming Released save in relation to a resolution to approve any alteration or abrogation of the rights attaching to the Linked Shares to the extent required by the Articles, if any.

2	COMPULSORY TRANSFER OF SHARES/SHARE CONVERSION

2.1	In the event that on the Relevant Cessation Date the Subscriber holds Linked Shares (not being Shares which are the subject of a Conversion Notice or shares into which the same have been converted) that are on that date Unreleased Shares, whether by reason of the Option lapsing under clause 2.5 or clause 5 or Schedule 1 of this Agreement, or the Option having been exercised in full and not all of the Linked Shares being Released, the Unreleased Shares shall, prior to a Listing, be Compulsory Sale Shares within the meaning of the Articles and the Subscriber shall be deemed to have given a Compulsory Sale Notice as defined in the Articles with respect to such shares in accordance with Article 13.1 provided, however, that notwithstanding any provision of Article 13, the price for the Unreleased Shares determined in accordance with Article 13.5 shall be the price determined in accordance with Article 13.5.1 and the Subscriber hereby waives any and all entitlement to the price determined in accordance with Article 13.5.2 for the Unreleased Shares, even in circumstances in which the Subscriber is a Good Leaver within the meaning of the Articles.

2.2	In the event that the Subscriber holds Unreleased Shares (whether before or after the Relevant Cessation Date), the Company may at any time prior to Listing by notice in writing (the “Company Transfer Notice”) to the Subscriber require the Subscriber to transfer some or all of the Unreleased Shares to the Company pursuant to Article 11.3.10 on a date specified by the Company (the “Company Transfer Date”), but no earlier than 14 calendar days after the date of the Company Transfer Notice, in consideration for a payment to the Subscriber equal to the lesser of (i) the price paid by the Subscriber on subscription for the Unreleased Shares subject to the Company Transfer Notice or (ii) the Fair Price of the Unreleased Shares subject to the Company Transfer Notice on the Company Transfer Date less 25%.

2.3	In the event that the Subscriber holds Unreleased Shares (whether before or after the Relevant Cessation Date), the Company may by notice in writing (the “EBT Transfer Notice”) at any time to the Subscriber require the Subscriber to transfer some or all of the Unreleased Shares to an Employee Benefit Trust or other third party nominated by the Company on a date specified by the Company (the “EBT Transfer Date”), but no earlier than 14 calendar days after the date of the EBT Transfer Notice, in consideration for a payment to the Subscriber equal to the lesser of (i) the price paid by the Subscriber on subscription for the Unreleased Shares subject to the EBT Transfer Notice or (ii) the Fair Price (before Listing) or the Market Value (from Listing) of the Unreleased Shares subject to the EBT Transfer Notice on the EBT Transfer Date less 25%.

2.4	In the event that a Sale is to occur, the Company may notify the Subscriber in writing by a notice substantially in the form set out in schedule 3 (“Company Conversion Information Notice”) of:

2.4.1	the number of Linked Shares which will be the subject of the Conversion Notice, being the number of Linked Shares which have not been Released as at the date of the Sale or (in the case only of a Sale which does not consist of a sale of the entire issued share capital of the Company and only where the Investor Director gives his consent) such number of Linked Shares which have not been Released as is determined by the Board; and

2.4.2	the date to be specified by the Subscriber in the Conversion Notice for the Linked Shares (or a proportion thereof) to convert into Deferred Shares, such date to be the date of the Sale (with the Conversion Notice taking effect immediately prior to the relevant Sale).

2.5

In the event a Company Conversion Information Notice is served pursuant to paragraph 2.4, the Subscriber shall, prior to the Conversion Date (but in any event within 7 calendar days of receipt of the Company Conversion Information Notice), serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7 of the Articles, to convert the number of Linked Shares equal to the Conversion Number into Deferred Shares on the Conversion Date (taking effect immediately prior to the relevant Sale so that the Conversion Number of Linked Shares are converted into Deferred Shares immediately prior to the Sale). This provision is without prejudice to clause 9.1.2.4 of the Agreement.

2.6	Notwithstanding any other provision of this Agreement, in the event that (i) Linked Shares which have not been Released are transferred by the Subscriber pursuant to Article 13 and/or paragraph 2.1 of this Schedule (“Transferred Shares”) and (ii) the Option is exercised on or after the Relevant Cessation Date and such exercise would have been settled by some or all of the Transferred Shares being Released had they still been held by the Subscriber (such shares being the “Relevant Transferred Shares”), then (i) the Company may reduce the number of Shares or New Shares issuable upon exercise of the Option after the Relevant Cessation Date by such number as is equal in value, based on the Market Value on the date of exercise, to the amount paid to the Subscriber upon the transfer of his Relevant Transferred Shares pursuant to Article 13 and/or paragraph 2.1 of this Schedule, or (ii) the Subscriber shall, upon notice from the Company, agree and direct that such amount shall be deducted from the proceeds of any sale of such Shares or New Shares and paid directly to the Company, or (iii) the Subscriber shall agree to pay such amount to the Company directly or, if the Company so agrees, by way of deduction from salary or other remuneration payable to him.

2.7	Notwithstanding any provision of Article 13, in the event that the Subscriber is deemed to give a Compulsory Sale Notice which relates (in whole or part) to Linked Shares which are neither Released nor Unreleased Shares, the Subscriber agrees that the price for such Linked Shares determined in accordance with Article 13.5 shall be the price determined in accordance with Article 13.5.1 and the Subscriber hereby waives any and all entitlement to the price determined in accordance with Article 13.5.2 for the relevant Linked Shares, even in circumstances in which the Subscriber is a Good Leaver within the meaning of the Articles.

3	SHARE TRANSFER

The Subscriber shall not, otherwise than pursuant to a Sale, an Exchange or the operation of Articles 13 or 15 of the Articles, without the prior written consent of the Board (subject to the approval of the Investor Director) (such consent to be made subject to such conditions as the Board may require), or paragraph 2 of this Agreement, transfer the Linked Shares or enter into any arrangement which may place any Encumbrance on the Linked Shares. In the event that the Subscriber wishes to transfer any Linked Shares to a Permitted Transferee (as such term is defined in the Articles) pursuant to any of Articles 11.3.1 to 11.3.3 of the Articles, the Subscriber shall serve notice on the Board identifying the number of Linked Shares to be transferred and the identity of the relevant Permitted Transferee and the Board will consent to the relevant transfer for the purposes of this paragraph 3 provided that the Subscriber and the Permitted Transferee first enter into an agreement with the Company in such form and containing such provisions as the Board may require (in particular, to ensure that the commercial intentions of the arrangements set out in this Agreement are maintained despite the Linked Shares having been transferred to the Permitted Transferee and accordingly restricting the ability of the Permitted Transferee to transfer the Linked Shares and requiring the compulsory transfer, conversion or forfeiture of the Linked Shares in relevant circumstances). Where the Linked Shares are listed on a stock exchange, this paragraph 3 shall not apply in respect of such number of the Linked Shares as have been Released.

4	MARKET STANDOFF

4.1

The Subscriber agrees that in the event of a Listing, with respect to the Linked Shares and any Shares acquired by the Subscriber pursuant to the exercise of the Option, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of shares in the Company (determined on an as-converted basis immediately prior to Listing), the Subscriber will not, if requested by the managing underwriter(s) in the initial underwritten sale of shares of the Company to the public (“Listed Shares”) pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) calendar days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Listed Shares or securities convertible into Listed Shares, except for: (i) transfers of Shares permitted under paragraph 4.2 so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this paragraph 4.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this clause and to impose stop transfer instructions with respect to the Shares until the end of such period. The Subscriber further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

4.2	The following transfers will be exempt from paragraph 4.1: (i) the transfer of any or all of the Shares during the Subscriber’s lifetime by gift or on the Subscriber’s death by will or intestacy to any member(s) of the Subscriber’s “Immediate Family” (as defined below) or (ii) to a trust for the benefit of the Subscriber and/or member(s) of the Subscriber’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of paragraph 4.1 will continue to apply to the transferred Shares in the hands of such transferee or other recipient. The term “Immediate Family” means the Subscriber’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Subscriber or the Subscriber’s spouse, or the spouse of any of the above or Spousal Equivalent. A person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither is married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they have resided together in the same residence for the last twelve (12) months and intend to do so indefinitely.

Schedule 3

Company Conversion Information Notice

To: [Subscriber]

[Address]

Date:

This notice is served pursuant to paragraph 2 of schedule 2 of the individual option and subscription agreement entered into between you and Midasplayer International Holding Company p.l.c. (“Company”) on [                    ] (“Subscription Agreement”).

Pursuant to paragraph 2.4 of schedule 2 of the Subscription Agreement, you are required to serve a notice on the Company in the form attached, requesting that the Conversion Number (as specified below) of your Linked Shares (as defined in the Subscription Agreement) convert into Deferred Shares on the Conversion Date (as specified below) in connection with a Sale:

Conversion Number:

Conversion Date:

On behalf of Midasplayer International Holding Company p.l.c.

Conversion Notice

To:	Midasplayer International Holding Company p.l.c.

[Address]

Date:	[ ]

Dear Sirs,

Conversion Notice

This notice is served pursuant to Article 7.7 of the articles of association (“Articles”) of Midasplayer International Holding Company p.l.c. In accordance with the Articles, notice is hereby given that the number of D3 Ordinary Shares specified below shall convert into Deferred Shares on the Conversion Date specified below. It is acknowledged that this conversion is intended to take effect immediately prior to the relevant Sale.

Conversion Number of D3 Ordinary Shares:

Conversion Date:

Signed

By [Subscriber] [acting by [insert name of agent / attorney] being such person’s duly appointed [agent / or attorney]]

[[and in the case of a notice exercised by an attorney]

Witnessed by:	[Witness signature]

Witness name:	[Insert name of witness]

Witness address:	[Insert address]]

Schedule 4

1	CALCULATION TO BE PERFORMED ON EXERCISE

1.1	Where the Subscriber has acquired Linked Shares, if the Option has been properly exercised but not all of the Linked Shares have been Released then this paragraph 1.1 shall apply to determine (a) the number of Linked Shares that are Released; and (b) the actual number of Option Shares in respect of which the Option shall be treated as exercised at that time and which are therefore to be issued or transferred to the Subscriber; and (c) the number of Option Shares that the Option shall be treated as lapsing in respect of:

1.1.1	For the purposes of this paragraph 1.1:

1.1.1.1	“Remaining Linked Shares Value” means the value of the Remaining Linked Shares calculated as follows:

1.1.1.2	“LMV” shall mean the Market Value of a Linked Share on the relevant Date of Exercise (as determined by the Board);

1.1.1.3	“OMV” shall mean the Market Value of an Option Share on the relevant Date of Exercise (as determined by the Board);

1.1.1.4	“Option Gain” means the ‘in the money value’ of the Shares which are purported to be the subject of the exercise, such value being calculated as follows:

1.1.1.5	“Remaining Linked Shares” means such number of the Linked Shares that have not yet been Released at the relevant time; and

1.1.1.6	“X” means the number of Shares in respect of which the Option is purported to be exercised, being the number of Shares which is specified in the relevant exercise notice.

1.1.2	If the Remaining Linked Shares Value is equal to or less than the Option Gain then:

1.1.2.1	all of the Remaining Linked Shares shall be Released;

1.1.2.2	the Option shall be treated as having been exercised in respect of a number of Option Shares (“Y”) where:

and Y shall be rounded down to the nearest whole number; and

1.1.2.3	the Option shall lapse in respect of a number of Option Shares calculated as X - Y.

1.1.3	If the Remaining Linked Shares Value is greater than the Option Gain then:

1.1.3.1	a number of the Remaining Linked Shares (“Z”) shall be Released, where:

and Z shall be rounded down to the nearest whole number;

1.1.3.2	the Option shall be treated as having been exercised in respect of none of the Option Shares; and

1.1.3.3	the Option shall lapse in respect of such number of Option Shares as is equal to X.

1.2	It is acknowledged that the Subscriber may acquire Linked Shares each of which does not have the same Market Value. If that is the case the Board shall adjust the calculations in paragraph 1.1 in such manner as it considers appropriate in order to take account of such differing Market Values and shall identify which of the Linked Shares are treated as Released under paragraph 1.1 (the Linked Shares having greater Market Values being Released in priority to other Linked Shares). References in this agreement to the “number of Linked Shares that have not been Released” (or similar phrases) shall be construed to relate to such of the Linked Shares as have not been Released taking account of the Board’s determination under this paragraph 1.2.

1.3	Any calculation (including the determination of the Option Gain and the Remaining Linked Shares Value) to be carried out under paragraph 1.1 shall be performed by the Board (whose determination shall be final and binding). The Board shall notify the Subscriber of the number of the Remaining Linked Shares which shall be treated as Released, the number of Option Shares in respect of which the Option shall be treated as exercised and the number of Option Shares in respect of which the Option shall be treated as lapsing. Examples of the intended operation of paragraph 1.1 are contained at Appendix 1 for illustration purposes.

Appendix1: Examples of operation of clause 3.3 and schedule 4

Example 1

For the purposes of this example, it is assumed that the Option is granted over 1,000 D1 ordinary shares (as the Option Shares) at an Exercise Price of $17 and that 1,000 D3 ordinary shares have been acquired (as Linked Shares). Assume that the shares in the Company are converted into a single class of A ordinary shares (under the Articles, as a result of a Listing). As a result of the conversion, the Option is treated as subsisting over 1,000 A ordinary shares. The value of the Company at the time of the Listing was such that the Subscriber’s 1,000 D3 ordinary shares have converted into 400 A ordinary shares in accordance with the conversion mechanism set out in the Company’s Articles of Association. (The remaining 600 D3 Ordinary Shares will convert into Deferred Shares and will be taken back by the Company for a nominal or no payment to the Subscriber). The Subscriber chooses to exercise the Option in two tranches as follows:

1.	When half of the option has vested, the Option is purported to be exercised in respect of all 500 vested A ordinary shares at a time when the market value of an A ordinary share is $50.

Option Gain = 500 shares x ($50-17) = $16,500

Remaining Linked Share Value = 400 shares x $50 = $20,000. This exceeds the value of the Option Gain therefore paragraph 1.1.3 of schedule 4 applies.

2.	Applying paragraph 1.1.3:

(a)	the number of Remaining Linked Shares to be Released is calculated:

$16,500 / $50 = 330 A ordinary shares

(b)	the Option is treated as not having been exercised over any shares (and so no Exercise Price is payable); and

(c)	the Option is treated as having lapsed in respect of 500 A ordinary shares.

3.	The Option therefore now subsists over only 500 A ordinary shares. 330 of the Linked Shares have been Released and so there are 70 Remaining Linked Shares.

4.	When the remaining half of the Option has fully vested, the Subscriber purports to exercise the balance of the Option in full. At this time the value of an A ordinary share is $60.

Option Gain = 500 shares x ($60-17) = $21,500

Remaining Linked Share Value = 70 shares x $60 = $4,200. This is less than the Option Gain therefore paragraph 1.1.2 of schedule 4 applies

5.	Applying paragraph 1.1.2:

(a)	all of the Remaining Linked Shares are Released (i.e. 70 A ordinary shares already held by the Subscriber);

(b)	the number of Option Shares that the Option is treated as having been exercised over is calculated:

($21,500 - $4,200) / ($60 - $17) = 402 shares

Since the Option is treated as exercised over 402 shares, an aggregate Exercise Price of $6,834 is payable by the Subscriber1; and

(c)	the Option is treated as having lapsed in respect of 98 A ordinary shares.

6.	Accordingly, the Option has now lapsed in full and all Linked Shares have been Released.

Example 2

Facts as with Example 1, save that the value of an A ordinary share is $30 at step 4 rather than $60:

4.	When the remaining half of the Option has fully vested, the Subscriber purports to exercise the balance of the Option in full. At this time the value of an A ordinary share is $30.

Option Gain = 500 shares x ($30-17) = $6,500

Remaining Linked Share Value = 70 shares x $30 = $2,100. This is less than the Option Gain therefore paragraph 1.1.2 of schedule 4 applies.

5.	Applying paragraph 1.1.2:

(a)	all of the Remaining Linked Shares are Released (i.e. 70 A ordinary shares already held by the Subscriber);

(b)	the number of Option Shares that the Option is treated as having been exercised over is calculated:

($6,500 - $2,100) / ($30 - $17) = 338 shares

Since the Option is treated as exercised over 338 shares, an aggregate Exercise Price of $5,746 is payable by the Subscriber2; and

(c)	the Option is treated as having lapsed in respect of 162 A ordinary shares.

6.	Accordingly, the Option has now lapsed in full and all Linked Shares have been Released.

[1]	As an alternative to delivering 402 A ordinary shares to the Subscriber at a price of $17 per share, the Company may agree to a net-settlement mechanism whereby instead the Subscriber receives a number of shares which has a value equal to the net gain. In this example, the aggregate Exercise Price would have been $6,834, which equates to 114 shares and so only 288 shares (i.e. 402 less 114) are actually delivered to the Subscriber. Depending upon company law requirements, a nominal payment may also need to be made by the Subscriber.
[2]	As an alternative to delivering 338 A ordinary shares to the Subscriber at a price of $17 per share, the Company may agree to a net-settlement mechanism whereby instead the Subscriber receives a number of shares which has a value equal to the net gain. In this example, the aggregate Exercise Price would have been $5,746, which equates to 191 shares and so only 147 shares (i.e. 338 less 191) are actually delivered to the Subscriber. Depending upon company law requirements, a nominal payment may also need to be made by the Subscriber.

Example 3

For the purposes of this example, it is assumed that the Option is granted (to an employee) over 1,000 D1 ordinary shares (as the Option Shares) at an Exercise Price of $17 and that 1,000 D3 ordinary shares have been acquired (as Linked Shares). Assume that the shares in the Company are converted into a single class of A ordinary shares (under the Articles, as a result of a Listing). As a result of the conversion, the Option is treated as subsisting over 1,000 A ordinary shares. The value of the Company at the time of the Listing was such that the Subscriber’s 1,000 D3 ordinary shares have converted into 400 A ordinary shares.

Before any part of the Option has vested, the Subscriber leaves employment (by resignation, other than for a “Good Reason”). Since the Option has not vested:

1.	The Option can never be exercised and lapses.

2.	As none of the Linked Shares have been Released, the Subscriber will be required to transfer the Linked Shares to an Employee Benefit Trust in consideration for a payment per Linked Share equal to the lesser of (i) the subscription price paid for the Linked Shares and (ii) the market price of the Linked Shares at the time of transfer less 25%.

Example 4

For the purposes of this example, it is assumed that the Option is granted over 1,000 D1 ordinary shares (as the Option Shares) at an Exercise Price of $17 and that 1,000 D3 ordinary shares have been acquired (as Linked Shares). No Listing has occurred. The Subscriber chooses to exercise the Option in two tranches as follows:

1.	When half of the option has vested, the Option is purported to be exercised in respect of all 500 vested D1 ordinary shares at a time when the market value of a D1 ordinary share is $50. The market value of a Linked Share at that time is $20.

Option Gain = 500 shares x ($50-17) = $16,500

Remaining Linked Share Value = 1,000 shares x $20 = $20,000. This exceeds the value of the Option Gain therefore paragraph 1.1.3 of schedule 4 applies

2.	Applying paragraph 1.1.3:

(a)	the number of Remaining Linked Shares to be Released is calculated:

$16,500 / $20 = 825 D3 ordinary shares

(b)	the Option is treated as not having been exercised over any shares (and so no Exercise Price is payable); and

(c)	the Option is treated as having lapsed in respect of 500 D1 ordinary shares.

3.	The Option therefore now subsists over only 500 D1 ordinary shares. 825 of the Linked Shares have been Released and so there are 175 Remaining Linked Shares.

4.	When the remaining half of the Option has fully vested, the Subscriber purports to exercise the balance of the Option in full. At this time the value of a D1 ordinary share is $60. The market value of a Linked Share at that time is $30.

Option Gain = 500 shares x ($60-17) = $21,500

Remaining Linked Share Value = 175 shares x $30 = $5,250. This is less than the Option Gain therefore paragraph 1.1.2 of schedule 4 applies.

5.	Applying paragraph 1.1.2:

(a)	all of the Remaining Linked Shares are Released (i.e. 175 D3 ordinary shares already held by the Subscriber);

(b)	the number of Option Shares that the Option is treated as having been exercised over is calculated:

($21,500 - $5,250) / ($60 - $17) = 377 shares

Since the Option is treated as exercised over 377 shares, an aggregate Exercise Price of $6,409 is payable by the Subscriber3; and

(c)	the Option is treated as having lapsed in respect of 123 D1 ordinary shares.

6.	Accordingly, the Option has now lapsed in full and all Linked Shares have been Released.

[3]

As an alternative to delivering 377 D1 ordinary shares to the Subscriber at a price of $17 per share, the Company may agree to a net-settlement mechanism whereby instead the Subscriber receives a number of shares which has a value equal to the net gain. In this example, the aggregate Exercise Price would have been $6,409, which equates to 107 shares and so only 270 shares (i.e. 377 less 107) are actually delivered to the Subscriber. Depending upon company law requirements, a nominal payment may also need to be made by the Subscriber.

Appendix 2: Section 431 election

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.	Between

the Employee

whose National Insurance Number is

and

the Company (who is the Employee’s employer)

of Company Registration Number

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the Employee and applies to:

Number of securities

Description of securities

Name of issuer of securities	Midasplayer International Holding Company p.l.c.

acquired by the Employee on

4.	Extent of Application

This election disapplies all restrictions attaching to the securities.

5.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in Company

Appendix 3: Articles of Association of the Company

OPTION EXCHANGE AGREEMENT

Option under Schedule 5 Income Tax (Earnings and Pensions) Act 2003

(Enterprise Management Incentive)

OPTION EXCHANGE AGREEMENT made on                      2014

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C, company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St. Julian’s, STJ 3140, Malta (“MIHC”);

(2)	KING DIGITAL ENTERTAINMENT PUBLIC LIMITED COMPANY, company number 529753, a public limited company whose registered office is at Fitzwilton House, Wilton Place, Dublin 2, Ireland (“King Digital Entertainment”); and

(3)	The individual named in Schedule 1 to this Agreement (the “Executive”).

RECITALS

A.	The Executive was granted an option to subscribe for D1 Ordinary Shares in MIHC (“MIHC Shares”), which option is described in Schedule 1 to this Agreement (the “MIHC Option”);

B.	The MIHC Option is evidenced by an Individual Option Agreement entered into between MIHC and the Executive (the “Option Agreement”);

C.	The MIHC Option was desired to take effect as a “qualifying option” within the meaning of paragraph 1 of Schedule 5, ITEPA;

D.	It is proposed that King Digital Entertainment will become the new holding company of MIHC by reason of all of the shareholders in MIHC exchanging their shares in MIHC for shares in King Digital Entertainment (the “Share for Share Exchange”) with the objective of King Digital Entertainment listing its shares on the New York Stock Exchange;

E.	Pursuant to the Share for Share Exchange, shares in MIHC shall be exchanged for shares in King Digital Entertainment on a 2 for 5 basis (the “Exchange Ratio”);

F.	Each individual who holds an option to subscribe for MIHC Shares has been requested by MIHC to release such option in consideration of the grant to him of an equivalent option over A Ordinary Shares in King Digital Entertainment (“New Shares”);

G.	The Executive has agreed to release the MIHC Option in consideration of the grant to him by King Digital Entertainment of an equivalent option over New Shares, which option is described in Schedule 1 to this Agreement (the “Replacement Option”);

H.	The number of New Shares subject to the Replacement Option reflects the adjustment made to the MIHC Option to take account of the Exchange Ratio;

I.	The New Shares will be redesignated as Ordinary Shares of King Digital Entertainment upon the admission of the New Shares to trading on the New York Stock Exchange (the “Proposed Listing”);

J.	The Replacement Option shall be subject to the same terms and conditions as set out in the Option Agreement, as if amended by this Agreement, and to the additional terms and conditions set out in this Agreement; and

K.	HMRC has provided assurance that (i) no Disqualifying Event will take place in relation to the MIHC Option by reason of the Share for Share Exchange or amendments made to the Articles prior to the date of the Share for Share Exchange, (ii) the Replacement Option is expected to continue to qualify under Part 6 Schedule 5 of ITEPA, and (ii) no Disqualifying Event will take place in relation to the Replacement Option by reason of changes to be made to the articles of association of King Digital Entertainment, and share capital conversions, in connection with the Proposed Listing.

2

THE PARTIES AGREE as follows:

1.	Definitions

In this Agreement, all defined terms used in the Option Agreement shall, unless herein defined, bear the same meaning herein and all other references shall be construed in accordance therewith, except to the extent that the context otherwise requires.

2.	Agreement to Release MIHC Option

In consideration of the undertaking by King Digital Entertainment to grant the Replacement Option, the Executive irrevocably agrees to irrevocably and unconditionally release the MIHC Option and all rights he has or may have under the Option Agreement in respect of MIHC Shares, and upon such release the MIHC Option shall be cancelled by MIHC.

3.	Undertaking to Grant Replacement Option

In consideration of the agreement by the Executive to release the MIHC Option, King Digital Entertainment undertakes to grant the Replacement Option subject to the Executive signing the written statement in Schedule 2 to this Agreement on the date of the Share for Share Exchange.

The Executive shall, no later than 92 days following the date of the grant of the Replacement Option, execute a declaration to the effect that he meets the requirements of paragraph 26 of Schedule 5 in relation to the Replacement Option and if the Executive fails to do so it is noted that the Replacement Option may become an unapproved option.

The Executive hereby acknowledges that he has received a copy of the articles of association of King Digital Entertainment.

4.	Effectiveness of Release of MIHC Option and Grant of Replacement Option

The release of the MIHC Option by the Executive pursuant to Clause 2 and the grant of the Replacement Option by King Digital Entertainment pursuant to Clause 3 shall take effect immediately upon the Share for Share Exchange being completed.

5.	Terms of Replacement Option

The Replacement Option shall be granted upon and subject to the same terms and conditions as applied to the MIHC Option, as set out in the Option Agreement but as if the amendments in Part 1 and Part 2 of the Appendix to this Agreement had been made to the Option Agreement (subject in the case of the amendments in Part 2 to the Proposed Listing), and to the additional terms and conditions set out in this Agreement.

6.	Exercise of Replacement Option

Exercise of the Replacement Option prior to Listing shall be subject to and conditional upon the Executive executing (i) a subscription agreement in a form approved by the Board and (ii) a dividend waiver, in a form approved by the Board, in which he agrees to waive the right to dividends attaching to the New Shares, such waiver to lapse on the earlier of the Proposed Listing or 20 years from the date of its execution.

7.	Lock-up Letter

The Executive agrees to execute, on the date of execution of this Agreement, the standard form letter to King Digital Entertainment’s underwriting banks required of all of King Digital Entertainment’s shareholders and holders of options over its shares in connection with the Proposed Listing in which he will agree not to dispose of the New Shares, save in specific circumstances, for a minimum period of 180 days after the date of the Proposed Listing.

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8.	Further Assurance

The Executive agrees to execute all such documents and do all such acts and things as MIHC and/or King Digital Entertainment may, at any time after the date of this Agreement, reasonably require to give effect to the provisions of this Agreement.

9.	Power of Attorney

9.1	The Executive:

9.1.1	hereby irrevocably appoints MIHC as his attorney (“Attorney”) for all purposes referred to in this Agreement or the Option Agreement and irrevocably authorises the Attorney (on the Executive’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the terms of this Agreement, the Option Agreement, the Articles, the Share for Share Exchange or the Proposed Listing. Every attorney that may be appointed by virtue of this clause shall be considered to act singly as the true and lawful attorney of the Executive with full power of substitution as specified herein;

9.1.2	agrees that the Attorney may in his name or otherwise on the Executive’s behalf:

9.1.3	execute any agreement or document on the Executive’s behalf; and/or

9.1.4	approve any alteration to this Agreement or the Option Agreement to give effect to the provisions of Clause 9.1.1.

9.2	The Executive hereby authorises the Attorney to:

9.2.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

9.2.2	appoint one or more persons to act as substitute attorney for the Executive and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment;

provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 9.1.1 or otherwise) or the revocation of the said mandate given to the Attorney.

9.3	The Executive undertakes:

9.3.1	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

9.3.2	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

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9.4	The Executive declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact. The Attorney is expressly authorised to act under this Power of Attorney.

9.5	The Executive agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, gross negligence or wilful misconduct).

9.6	The Executive agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the Executive and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

10.	Notices by Electronic Mail

Notwithstanding any other provision of Clause 8.3 of the Option Agreement, any notice, demand, proceeding or other communication to be given, made or served to or on the Executive under the Option Agreement or this Agreement may be transmitted by electronic mail to the electronic mail address at which the Executive customarily receives electronic mail communications in connection with his employment with the Group, and shall be deemed to be received upon transmission.

11.	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

12.	Assignment

MIHC or King Digital Entertainment may assign any of their respective rights under this Agreement. The Executive shall not assign his rights under this Agreement.

13.	Governing Law and Jurisdiction

This Agreement shall be interpreted and construed in accordance with the laws of England and Wales, and the parties submit to the exclusive jurisdiction of the Courts of England and Wales in relation to all matters arising under this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as a Deed on the date set out above.

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Appendix

Part 1 – Amendments Effective from the Grant of the Replacement Option

1.	Schedule 1 to this Agreement shall be appended to and form part of the Option Agreement as Schedule 2 thereto;

2.	King Digital Entertainment shall replace Midasplayer International Holding Company Limited as the “Company”;

3.	The definition of “Exercise Price” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Exercise Price”

means the New Exercise Price set out in Schedule 2 to this agreement;”

4.	The definition of “Option Shares” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Option Shares”

means the number of Shares set out in the column headed “Number of New Shares” in Schedule 2 to this agreement which are the subject of the Option;”

5.	The definition of “Share” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Share”

means an A Ordinary Share of $0.00008 in the capital of the Company;”

6.	Clause 2.6.1 shall be amended to read as follows;

“2.6.1	the tenth anniversary of the date of the agreement evidencing the grant of the option over D1 Ordinary Shares in Midasplayer International Holding Company p.l.c. which the Option has replaced;”; and

7.	Clause 2.7 shall be deleted in its entirety.

Part 2 – Amendments subject to the Proposed Listing

1.	In the definition of “Good Leaver” in Clause 1.1, the words “(subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination)” shall be deleted.

2.	The definition of “Sale” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

3.	““Sale”

means the acquisition by a person, entity or “group” (within the meaning of Section 13(d) of the Exchange Act of the United States (the “Exchange Act”) or any comparable successor provisions) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules) of issued or outstanding voting securities of the Company representing more than fifty per cent (50%) of the combined voting power of the Company, whether as a result of making a general offer to acquire the whole of the issued share capital of the Company or all the shares in the Company which are of the same class as the Shares, a court-sanctioned compromise or scheme of arrangement, or otherwise, but excluding a transaction which (i) results in the Company’s voting securities in

6

issue immediately before the transaction continuing to represent (either by remaining in issue or outstanding or by being converted into voting securities of the company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s issued or outstanding voting securities immediately after the transaction, and (ii) after which no person, entity or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this definition as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.”

4.	The definition of “Share” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Share”

means an Ordinary Share of $0.00008 in the capital of the Company;”.

5.	References to the consent of the Investor Director shall be deleted.

7

SCHEDULE 1

(To be appended to the Option Agreement, as if amended by this Agreement, as Schedule 2)

Option

Name of Executive:

MIHC Option

(pre-Share for Share Exchange)

Number of MIHC D1 Ordinary Shares	Exercise Price per Share	Aggregate Exercise Price
€0.000149

Replacement Option

(post-Share for Share Exchange and adjusted to reflect the Exchange Ratio)

Number of New Shares (rounded down to the nearest share)	New Exercise Price (per share)	Aggregate Exercise Price
$0.00008

If the US dollar equivalent of €0.0000596 at the time of the Share for Share Exchange is greater than $0.00008, the New Exercise Price will be that US dollar equivalent. This is pursuant to a HMRC requirement and will only occur if the USD/EURO exchange rate is lower than 0.745 at the time of the Share for Share Exchange.

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SCHEDULE 2

Written Statement to be signed at the date of the Share for Share Exchange

The Executive hereby acknowledges the following in respect of the grant of the Replacement Option pursuant to paragraph 43 of Schedule 5 ITEPA 2003:

a)	The Replacement Option is granted to the Executive by reason of the Executive’s employment with King Digital Entertainment or a company that is a member of the group, as defined by paragraph 58 of Schedule 5 ITEPA 2003;

b)	The Replacement Option meets the requirements in paragraphs 4 (purpose of granting the option) and 7 (maximum value of options) of Schedule 5 ITEPA 2003;

c)	The date of the grant of the Replacement Option is 2014 (being the date of the Share for Share Exchange) and the Replacement Option is granted under the provisions of Schedule 5 ITEPA 2003;

d)	The Executive acknowledges the number of shares that may be acquired under the Replacement Option and the Exercise Price in relation to the Replacement Option as noted in Schedule 1 of the Option Exchange Agreement;

e)	The Executive acknowledges the terms in the Option Agreement as amended by the Appendix to the Option Exchange Agreement which shall constitute the replacement option for the purposes of paragraph 43 Schedule 5 ITEPA 2003; and

f)	The Company provides no assurance that the Replacement Option is a qualifying EMI option at the time of grant nor that it will remain a qualifying EMI option at exercise.

Executive Signature

Company Signature:

Signed by:

Print name:

On behalf of King Digital Entertainment public limited company

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EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY PLC	)
acting by a director in the presence	)
of a witness:-)
Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

PRESENT when the common seal of KING DIGITAL ENTERTAINMENT PLC was affixed hereto:
Signature

Print name

Signature

Print name

EXECUTED AS A DEED by	)
the Executive	)
in the presence of:-)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

10

OPTION EXCHANGE AGREEMENT

OPTION EXCHANGE AGREEMENT made on                      2014

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St. Julian’s, STJ 3140, Malta (“MIHC”);

(2)	KING DIGITAL ENTERTAINMENT PUBLIC LIMITED COMPANY, company number 529753, a public limited company whose registered office is at Fitzwilton House, Wilton Place, Dublin 2, Ireland (“King Digital Entertainment”); and

(3)	The individual named in the Schedule to this Agreement (the “Executive”).

RECITALS

A.	The Executive was granted an option to subscribe for D1 Ordinary Shares in MIHC (“MIHC Shares”), which option is described in the Schedule to this Agreement (the “MIHC Option”);

B.	The MIHC Option is evidenced by an Individual Option Agreement entered into between MIHC and the Executive (the “Option Agreement”);

C.	It is proposed that King Digital Entertainment will become the new holding company of MIHC by reason of all of the shareholders in MIHC exchanging their shares for shares in King Digital Entertainment (the “Share for Share Exchange”) with the objective of King Digital Entertainment listing its shares on the New York Stock Exchange;

D.	Pursuant to the Share for Share Exchange, shares in MIHC shall be exchanged for shares in King Digital Entertainment on a 2 for 5 basis (the “Exchange Ratio”);

E.	Each individual who holds an option to subscribe for MIHC Shares has been requested by MIHC to release such option in consideration of the grant to him of an equivalent option over A Ordinary Shares in King Digital Entertainment (“New Shares”);

F.	The Executive has agreed to release the MIHC Option in consideration of the grant to him by King Digital Entertainment of an equivalent option over New Shares, which option is described in the Schedule to this Agreement (the “Replacement Option”);

G.	The number of New Shares subject to the Replacement Option and the Exercise Price per New Share reflects adjustments made to the MIHC Option to take account of the Exchange Ratio;

H.	The Board of Directors of MIHC has determined, in accordance with the Option Agreement, that the Executive’s rights under the Replacement Option, and the terms and conditions of the Replacement Option, are equivalent to such rights and terms and conditions as applied to the MIHC Option under the Option Agreement,

I.	The New Shares will be redesignated as Ordinary Shares of King Digital Entertainment upon the admission of the New Shares to trading on the New York Stock Exchange (the “Proposed Listing”); and

J.	The Replacement Option shall be subject to the same terms and conditions as set out in the Option Agreement, as if amended by this Agreement, and to the additional terms and conditions set out in this Agreement.

2

THE PARTIES AGREE as follows:

1.	Definitions

In this Agreement, all defined terms used in the Option Agreement shall, unless herein defined, bear the same meaning herein and all other references shall be construed in accordance therewith, except to the extent that the context otherwise requires.

2.	Agreement to Release MIHC Option

In consideration of the undertaking by King Digital Entertainment to grant the Replacement Option, the Executive irrevocably agrees to irrevocably and unconditionally release the MIHC Option and all rights he has or may have under the Option Agreement in respect of MIHC Shares, and upon such release the MIHC Option shall be cancelled by MIHC.

3.	Undertaking to Grant Replacement Option

In consideration of the agreement by the Executive to release the MIHC Option, King Digital Entertainment undertakes to grant the Replacement Option.

4.	Effectiveness of Release of MIHC Option and Grant of Replacement Option

The release of the MIHC Option by the Executive pursuant to Clause 2 and the grant of the Replacement Option by King Digital Entertainment pursuant to Clause 3 shall take effect immediately upon the Share for Share Exchange being completed.

5.	Terms of Replacement Option

The Replacement Option shall be granted upon and subject to the same terms and conditions as applied to the MIHC Option, as set out in the Option Agreement but as if the amendments in Part 1 and Part 2 of the Appendix to this Agreement had been made to the Option Agreement (subject in the case of the amendments in Part 2 to the Proposed Listing), and to the additional terms and conditions set out in the Agreement.

6.	Exercise of Replacement Option

Exercise of the Replacement Option prior to Listing shall be subject to and conditional upon the Executive executing (i) a subscription agreement in a form approved by the Board and (ii) a dividend waiver, in a form approved by the Board, in which he agrees to waive the right to dividends attaching to the New Shares, such waiver to lapse on the earlier of the Proposed Listing or 20 years from the date of its execution.

7.	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

8.	Assignment

MIHC or King Digital Entertainment may assign any of their respective rights under this Agreement. The Executive shall not assign his rights under this Agreement.

9.	Governing Law and Jurisdiction

This Agreement shall be interpreted and construed in accordance with the laws of England and Wales, and the parties submit to the exclusive jurisdiction of the Courts of England and Wales in relation to all matters arising under this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as a Deed on the date set out above.

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Appendix

Part 1 – Amendments Effective from the Grant of the Replacement Option

1.	The Schedule to this Agreement shall be appended to and form part of the Option Agreement as Schedule 2 thereto;

2.	References in the Option Agreement, including in the Schedules thereto, to Midasplayer International Holding Company Limited or Midasplayer International Holding Company p.l.c. shall be replaced with references to King Digital Entertainment;

3.	The definition of “Exercise Price” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Exercise Price”

means the New Exercise Price per Option Share set out in Schedule 2 to this agreement;”

4.	The definition of “Option Shares” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Option Shares”

means the number of Shares set out in the column headed “Number of New Shares” in Schedule 2 to this agreement which are the subject of the Option;” and

5.	The definition of “Share” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Share”

means an A Ordinary Share of $0.00008 in the capital of the Company;”.

Part 2 – Amendments subject to the Proposed Listing

1.	In the definition of “Good Leaver” in Clause 1.1, the words “(subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination)” shall be deleted.

2.	The definition of “Sale” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Sale”

means the acquisition by a person, entity or “group” (within the meaning of Section 13(d) of the Exchange Act of the United States (the “Exchange Act”) or any comparable successor provisions) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules) of issued or outstanding voting securities of the Company representing more than fifty per cent (50%) of the combined voting power of the Company, whether as a result of making a general offer to acquire the whole of the issued share capital of the Company or all the shares in the Company which are of the same class as the Shares, a court-sanctioned compromise or scheme of arrangement, or otherwise, but excluding a transaction which (i) results in the Company’s voting securities in issue immediately before the transaction continuing to represent (either by remaining in issue or outstanding or by being converted into voting securities of the company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s issued or outstanding voting securities immediately after the transaction, and (ii) after

4

which no person, entity or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this definition as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.”

3.	The definition of “Share” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Share”

means an Ordinary Share of $0.00008 in the capital of the Company;”.

5

SCHEDULE

(To be appended to the Option Agreement as Schedule 2 thereto)

Option

Name of Executive:

MIHC Option (pre-Share for Share Exchange)

Number of MIHC D1 Ordinary Shares	Exercise Price per Share	Aggregate Exercise Price

Replacement Option (post-Share for Share Exchange and adjusted to reflect the Exchange Ratio)

Number of New Shares (rounded down to the nearest share)	New Exercise Price (per share)	Aggregate Exercise Price

6

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY P.L.C.	)
acting by a director in the presence	)
of a witness:-)
Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

PRESENT when the common seal of KING DIGITAL ENTERTAINMENT PLC was affixed hereto:
Signature

Print name

Signature

Print name

7

Signed as a deed in the name and on behalf of

_____________________________

(Name of Executive)

by _________________ an officer appointed for the purpose by the board of directors of MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C, his/her attorney under a power of attorney dated _______ 2014 in the presence of:

__________________ (Name of Executive) by his/ her attorney MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C. acting by _______________ Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

8

OPTION EXCHANGE AGREEMENT

OPTION EXCHANGE AGREEMENT made on                      2014

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St. Julian’s, STJ 3140, Malta (“MIHC”);

(2)	KING DIGITAL ENTERTAINMENT PUBLIC LIMITED COMPANY, company number 529753, a public limited company whose registered office is at Fitzwilton House, Wilton Place, Dublin 2, Ireland (“King Digital Entertainment”); and

(3)	The individual named in the Schedule to this Agreement (the “Executive”).

RECITALS

A.	The Executive was granted an option to subscribe for D1 Ordinary Shares in MIHC (“MIHC Shares”), which option is described in the Schedule to this Agreement (the “MIHC Option”);

B.	The MIHC Option is evidenced by an Individual Option Agreement entered into between MIHC and the Executive (the “Option Agreement”);

C.	It is proposed that King Digital Entertainment will become the new holding company of MIHC by reason of all of the shareholders in MIHC exchanging their shares in MIHC for shares in King Digital Entertainment (the “Share for Share Exchange”) with the objective of King Digital Entertainment listing its shares on the New York Stock Exchange;

D.	Pursuant to the Share for Share Exchange, shares in MIHC shall be exchanged for shares in King Digital Entertainment on a 2 for 5 basis (the “Exchange Ratio”);

E.	Each individual who holds an option to subscribe for MIHC Shares has been requested by MIHC to release such option in consideration of the grant to him of an equivalent option over A Ordinary Shares in King Digital Entertainment (“New Shares”);

F.	The Executive has agreed to release the MIHC Option in consideration of the grant to him by King Digital Entertainment of an equivalent option over New Shares, which option is described in the Schedule to this Agreement (the “Replacement Option”);

G.	The number of New Shares subject to the Replacement Option and the Exercise Price per New Share reflects adjustments made to the MIHC Option to take account of the Exchange Ratio;

H.	The New Shares will be redesignated as Ordinary Shares of King Digital Entertainment upon the admission of the New Shares to trading on the New York Stock Exchange (the “Proposed Listing”); and

I.	The Replacement Option shall be subject to the same terms and conditions as set out in the Option Agreement, as if amended by this Agreement, and to the additional terms and conditions set out in this Agreement.

THE PARTIES AGREE as follows:

1.	Definitions

In this Agreement, all defined terms used in the Option Agreement shall, unless herein defined, bear the same meaning herein and all other references shall be construed in accordance therewith, except to the extent that the context otherwise requires.

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2.	Agreement to Release MIHC Option

In consideration of the undertaking by King Digital Entertainment to grant the Replacement Option, the Executive irrevocably agrees to irrevocably and unconditionally release the MIHC Option and all rights he has or may have under the Option Agreement in respect of MIHC Shares, and upon such release the MIHC Option shall be cancelled by MIHC.

3.	Undertaking to Grant Replacement Option

In consideration of the agreement by the Executive to release the MIHC Option, King Digital Entertainment undertakes to grant the Replacement Option.

4.	Effectiveness of Release of MIHC Option and Grant of Replacement Option

The release of the MIHC Option by the Executive pursuant to Clause 2 and the grant of the Replacement Option by King Digital Entertainment pursuant to Clause 3 shall take effect immediately upon the Share for Share Exchange being completed.

5.	Terms of Replacement Option

The Replacement Option shall be granted upon and subject to the same terms and conditions as applied to the MIHC Option, as set out in the Option Agreement but as if the amendments in Part 1 and Part 2 of the Appendix to this Agreement had been made to the Option Agreement (subject in the case of the amendments in Part 2 to the Proposed Listing), and to the additional terms and conditions set out in this Agreement.

6.	Exercise of Replacement Option

Exercise of the Replacement Option prior to Listing shall be subject to and conditional upon the Executive executing (i) a subscription agreement in a form approved by the Board and (ii) a dividend waiver, in a form approved by the Board, in which he agrees to waive the right to dividends attaching to the New Shares, such waiver to lapse on the earlier of the Proposed Listing or 20 years from the date of its execution.

7.	Lock-up Letter

The Executive agrees to execute, on the date of execution of this Agreement, the standard form letter to King Digital Entertainment’s underwriting banks required of all of the King Digital Entertainment’s shareholders and holders of options over its shares in connection with the Proposed Listing in which he will agree not to dispose of the New Shares, save in specific circumstances, for a minimum period of 180 days after the date of the Proposed Listing.

8.	Further Assurance

The Executive agrees to execute all such documents and do all such acts and things as MIHC and/or King Digital Entertainment may, at any time after the date of this Agreement, reasonably require to give effect to the provisions of this Agreement.

9.	Power of Attorney

9.1	The Executive:

9.1.1	hereby irrevocably appoints MIHC as his attorney (“Attorney”) for all purposes referred to in this Agreement or the Option Agreement and irrevocably authorises the Attorney (on the Executive’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the terms of this Agreement, the Option Agreement, the Articles, the Share for Share Exchange or the Proposed Listing. Every attorney that may be appointed by virtue of this clause shall be considered to act singly as the true and lawful attorney of the Executive with full power of substitution as specified herein;

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9.1.2	agrees that the Attorney may in his name or otherwise on the Executive’s behalf:

9.1.3	execute any agreement or document on the Executive’s behalf; and/or

9.1.4	approve any alteration to this Agreement or the Option Agreement to give effect to the provisions of Clause 9.1.1.

9.2	The Executive hereby authorises the Attorney to:

9.2.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

9.2.2	appoint one or more persons to act as substitute attorney for the Executive and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment;

provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 9.1.1 or otherwise) or the revocation of the said mandate given to the Attorney.

9.3	The Executive undertakes:

9.3.1	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

9.3.2	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

9.4	The Executive declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact. The Attorney is expressly authorised to act under this Power of Attorney.

9.5	The Executive agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, gross negligence or wilful misconduct).

9.6	The Executive agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the Executive and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

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10.	Notices by Electronic Mail

Notwithstanding any other provision of Clause 6.3 of the Option Agreement, any notice, demand, proceeding or other communication to be given, made or served to or on the Executive under the Option Agreement or this Agreement may be transmitted by electronic mail to the electronic mail address at which the Executive customarily receives electronic mail communications in connection with his employment with the Group, and shall be deemed to be received upon transmission.

11.	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

12.	Assignment

MIHC or King Digital Entertainment may assign any of their respective rights under this Agreement. The Executive shall not assign his rights under this Agreement.

13.	Governing Law and Jurisdiction

This Agreement shall be interpreted and construed in accordance with the laws of England and Wales, and the parties submit to the exclusive jurisdiction of the Courts of England and Wales in relation to all matters arising under this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as a Deed on the date set out above.

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Appendix

Part 1 – Amendments Effective from the Grant of the Replacement Option

1.	The Schedule to this Agreement shall be appended to and form part of the Option Agreement as Schedule 2 thereto;

2.	King Digital Entertainment shall replace Midasplayer International Holding Company Limited as the “Company”;

3.	The definition of “Exercise Price” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Exercise Price”

means the New Exercise Price set out in the Schedule to this agreement;”

4.	The definition of “Option Shares” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Option Shares”

means the number of Shares set out in the column headed “Number of New Shares” in the Schedule to this agreement which are the subject of the Option;”

5.	The definition of “Share” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Share”

means an A Ordinary Share of $0.00008 in the capital of the Company;” and

6.	Clause 2.6.1 shall be amended to read as follows;

“2.6.1 the tenth anniversary of the date of the individual option agreement evidencing the option over D1 Ordinary Shares in Midasplayer International Holding Company p.l.c. which the Option has replaced;”.

Part 2 – Amendments subject to the Proposed Listing

1.	In the definition of “Good Leaver” in Clause 1.1, the words “(subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination)” shall be deleted.

2.	The definition of “Sale” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Sale”

means the acquisition by a person, entity or “group” (within the meaning of Section 13(d) of the Exchange Act of the United States (the “Exchange Act”) or any comparable successor provisions) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules) of issued or outstanding voting securities of the Company representing more than fifty per cent (50%) of the combined voting power of the Company, whether as a result of making a general offer to acquire the whole of the issued share capital of the Company or all the shares in the Company which are of the same class as the Shares, a court-sanctioned compromise or scheme of arrangement, or otherwise, but excluding a transaction which (i) results in the Company’s voting securities in issue immediately before the transaction continuing to represent (either by remaining in issue or outstanding or by being converted into voting securities of the company or the

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person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s issued or outstanding voting securities immediately after the transaction, and (ii) after which no person, entity or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this definition as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.”

3.	The definition of “Share” in Clause 1.1 of the Option Agreement shall be amended to read as follows:

““Share”

means an Ordinary Share of $0.00008 in the capital of the Company;”.

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SCHEDULE

Option

Name of Executive:

MIHC Option

(pre-Share for Share Exchange)

Number of MIHC D1 Ordinary Shares	Exercise Price per Share	Aggregate Exercise Price

Replacement Option

(post-Share for Share Exchange and adjusted to reflect the Exchange Ratio)

Number of New Shares (rounded down to the nearest share)	New Exercise Price (per share)	Aggregate Exercise Price

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EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY PLC	)
acting by a director in the presence	)
of a witness:-)
Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

PRESENT when the common seal of KING DIGITAL ENTERTAINMENT PLC was affixed hereto:
Signature

Print name

Signature

Print name

EXECUTED AS A DEED by	)
the Executive	)
in the presence of:-)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

9

OPTION EXCHANGE/SUPPLEMENTAL SUBSCRIPTION AGREEMENT

(for D1 share options/D3 shares)

OPTION EXCHANGE/SUPPLEMENTAL SUBSCRIPTION AGREEMENT made on                      2014

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St. Julian’s, STJ 3140, Malta (“MIHC”);

(2)	KING DIGITAL ENTERTAINMENT PUBLIC LIMITED COMPANY, company number 529753, a public limited company whose registered office is at Fitzwilton House, Wilton Place, Dublin 2, Ireland (“King Digital Entertainment”); and

(3)	The individual named in the Schedule to this Agreement (the “Subscriber”).

RECITALS

A.	The Subscriber was granted an option to acquire D1 Ordinary Shares in MIHC (“MIHC D1 Shares”), which option is described in the Schedule to this Agreement under the heading “MIHC Option” (the “MIHC Option”);

B.	The MIHC Option is evidenced by an Individual Option and Subscription Agreement entered into between MIHC and the Subscriber dated [ ] (the “Option and Subscription Agreement”);

C.	It is proposed that King Digital Entertainment will become the new holding company of MIHC by reason of all of the shareholders in MIHC exchanging their MIHC shares for shares in King Digital Entertainment (the “Share for Share Exchange”) with the objective of King Digital Entertainment listing its shares on the New York Stock Exchange (the “Proposed Listing”);

D.	Pursuant to the Share for Share Exchange, shares in MIHC shall be exchanged for shares in King Digital Entertainment on a 2 for 5 basis (the “Exchange Ratio”);

E.	Each individual who holds an option to subscribe for MIHC D1 Shares has been requested by MIHC to release such option in consideration of the grant to him of an equivalent option over A Ordinary Shares in King Digital Entertainment (“New Option Shares”);

F.	The Subscriber has agreed to release the MIHC Option in consideration of the grant to him by King Digital Entertainment of an equivalent option over New Option Shares, which option is described in the Schedule to this Agreement under the heading “New Option” (the “New Option”);

G.	The number of New Option Shares subject to the New Option and the Exercise Price per New Option Share reflect adjustments made to the MIHC Option to take account of the Exchange Ratio;

H.	The Subscriber has acquired D3 Ordinary Shares in MIHC, which are described in the Schedule to this Agreement under the heading “MIHC Linked Shares” (the “MIHC Linked Shares”) and were issued to and are held by the Subscriber subject to the articles of association of MIHC and the Option and Subscription Agreement;

I.	The Employee has received a letter of offer from King Digital Entertainment in which King Digital Entertainment has offered to acquire his MIHC Linked Shares in exchange for shares in King Digital Entertainment;

J.

Upon completion of the Share for Share Exchange the Employee will receive the shares in King Digital Entertainment described in the Schedule to this Agreement under the heading “New Linked Shares” (the “New Linked Shares”) in exchange for his MIHC Linked Shares and the allotment of the New Linked Shares, and the subscription price paid per New Linked

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Share and the D3 Hurdle Price and D3 Hurdle Amount applicable thereto, as adjusted to reflect the Exchange Ratio, shall be evidenced by a letter of allotment issued by King Digital Entertainment upon completion of the Share for Share Exchange (the “New Letter of Allotment”);

K.	The New Option shall be granted upon and subject to the terms and conditions that applied to the MIHC Option pursuant to the Option and Subscription Agreement but as if amended by this Agreement, and to the additional terms and conditions set out in this Agreement;

L.	The New Linked Shares shall be held by the Subscriber subject to the articles of association of King Digital Entertainment in effect from time to time (the “KDE Articles”) and to the terms and conditions that applied to the MIHC Linked Shares pursuant to the Option and Subscription Agreement, as if amended by this Agreement;

M.	The Board of Directors of MIHC has determined, in accordance with Clause 7 of the Option and Subscription Agreement, that the Subscriber’s rights under the New Option, and the terms and conditions of the New Option, and the provisions relating to the New Linked Shares are equivalent to such rights, terms and conditions and provisions, respectively, as applied to the MIHC Option and the MIHC Linked Shares under the Option and Subscription Agreement,

N.	The New Option Shares will be redesignated as Ordinary Shares of King Digital Entertainment upon the Proposed Listing; and

O.	Immediately prior to the Proposed Listing, the New Linked Shares shall convert into A Ordinary Shares and/or A Deferred Shares in the capital of King Digital Entertainment, in accordance with the KDE Articles and upon the Proposed Listing such A Ordinary Shares shall be redesignated as Ordinary Shares.

THE PARTIES AGREE as follows:

1.	Definitions

In this Agreement, all defined terms used in the Option and Subscription Agreement shall, unless herein defined, bear the same meaning herein and all other references shall be construed in accordance therewith, except to the extent that the context otherwise requires.

2.	Agreement to Release MIHC Option

In consideration of the undertaking by King Digital Entertainment to grant the New Option, the Subscriber irrevocably agrees to irrevocably and unconditionally release the MIHC Option and all rights he has or may have under the Option and Subscription Agreement in respect of MIHC D1 Shares, and upon such release the MIHC Option shall be cancelled by MIHC.

Notwithstanding the release of the MIHC Option, the obligations of the Subscriber pursuant to Clause 4 of the Option and Subscription Agreement shall continue in effect and the power of attorney contained in Clause 9 thereof shall remain valid, binding and in existence.

3.	Undertaking to Grant New Option

In consideration of the agreement by the Subscriber to release the MIHC Option, King Digital Entertainment undertakes to grant the New Option.

4.	Effectiveness of Release of MIHC Option and Grant of New Option

The release of the MIHC Option by the Subscriber pursuant to Clause 2 and the grant of the New Option by King Digital Entertainment pursuant to Clause 3 shall take effect immediately upon the Share for Share Exchange being completed.

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5.	Terms of New Option

The New Option shall be granted upon and subject to the same terms and conditions as applied to the MIHC Option, as set out in the Option and Subscription Agreement but as if the amendments in Part 1 and Part 2 of the Appendix to this Agreement had been made to the Option and Subscription Agreement (subject in the case of the amendments in Part 2 to the Proposed Listing), and to the additional terms and conditions set out in this Agreement.

The New Option Agreement for purposes of Clause 7 of the Option and Subscription Agreement shall mean this Agreement and the terms and conditions set out in the Option and Subscription Agreement, as amended by this Agreement.

6.	Exercise of New Option – Dividend Waiver

Exercise of the New Option prior to Listing shall be subject to and conditional upon the Subscriber executing a dividend waiver, in a form approved by the Board, in which he agrees to waive the right to dividends attaching to the New Option Shares, such waiver to lapse on the earlier of the Proposed Listing or 20 years from the date of its execution.

7.	Terms and Conditions applicable to New Linked Shares

The New Linked Shares shall be held by the Subscriber subject to the KDE Articles and the terms and conditions set out in the Option and Subscription Agreement, as if amended by this Agreement.

8.	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

9.	Assignment

MIHC or King Digital Entertainment may assign any of their respective rights under this Agreement. The Subscriber shall not assign his rights under this Agreement.

10.	Governing Law and Jurisdiction

This Agreement shall be interpreted and construed in accordance with the laws of England and Wales, and the parties submit to the exclusive jurisdiction of the Courts of England and Wales in relation to all matters arising under this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as a Deed on the date set out above.

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Appendix

Part 1 – Amendments Effective from the Grant of the New Option

1.	The Schedule to this Agreement shall be incorporated into and form part of the Option and Subscription Agreement as Appendix 4;

2.	King Digital Entertainment shall replace Midasplayer International Holding Company p.l.c. as the “Company” (including in the references thereto in Schedule 3);

3.	Recitals (B), (C) and (D) shall be deleted in their entirety and replaced with the following:

“(B)	The Company has granted to the Subscriber an option to acquire the Option Shares in consideration of the Subscriber having released an option to acquire D1 Ordinary Shares of Midasplayer International Holding Company p.l.c. (“MIHC”) evidenced by an Individual Option and Subscription Agreement dated [ ] (the “MIHC Option”) in connection with the exchange of all of the shares in MIHC for shares in the Company (the “Share for Share Exchange”);

(C)	Pursuant to the Share for Share Exchange, shares in MIHC were exchanged for shares in the Company on a 2 for 5 basis (the “Exchange Ratio”);

(D)	The Subscriber has acquired the Linked Shares pursuant to the exchange of his D3 Ordinary Shares in MIHC (the “MIHC Linked Shares”) for the Linked Shares in the Share for Share Exchange;

(E)	The allotment of the Linked Shares, and the subscription price paid per Linked Share and the D3 Hurdle Price and D3 Hurdle Amount applicable thereto, as adjusted to reflect the Exchange Ratio, are evidenced by a letter of allotment issued by the Company upon completion of the Share for Share Exchange (the “New Letter of Allotment”); and

(F)	The Subscriber agrees to hold the Linked Shares subject to the terms of the Articles and this Agreement. Pursuant to the provisions of this Agreement and the Articles, the Linked Shares, or any shares into which they are converted in connection with a listing of the Company’s shares on a securities exchange or otherwise (or a proportion thereof) may, in certain circumstances and at certain times, become subject to compulsory transfer under this Agreement and/or the Articles or be converted into Deferred Shares.”

4.	The definition of “Exercise Price” in Clause 1.1 of the Option and Subscription Agreement shall be deleted in its entirety and replaced with the following:

““Exercise Price”

means the Exercise Price per Option Share set out under the heading “New Option” in Appendix 4 to this Agreement;”

5.	The definition of “Linked Shares” in Clause 1.1 of the Option and Subscription Agreement shall be deleted in its entirety and replaced with the following:

““Linked Shares”

means the D3 Ordinary Shares of $0.000149 each in the capital of the Company which in the letter of allotment issued by the Company to the Subscriber are expressed as being “Linked Shares” for purposes of the Option or any A Ordinary Shares of $0.00008 in the capital of the Company into which such shares convert immediately prior to a Listing, redesignated as Ordinary Shares upon a Listing;”.

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6.	The definition of “Option Shares” in Clause 1.1 of the Option and Subscription Agreement shall be deleted in its entirety and replaced with the following:

““Option Shares”

means the number of Shares set out in the column headed Number of New Shares under the heading “New Option” in Appendix 4 to this Agreement which are the subject of the Option;” and

7.	The definition of “Share” in Clause 1.1 of the Option and Subscription Agreement shall be deleted in its entirety and replaced with the following:

““Share”

means an A Ordinary Share of $0.00008 in the capital of the Company;”

8.	Clause 2.2 shall be deleted in its entirety and replaced with the following;

“The Option is granted on the effective date of the Share for Share Exchange.”

9.	Clause 2.5.1 shall be deleted in its entirety and replaced with the following;

“2.5.1 the tenth anniversary of the Grant Date of the MIHC Option, as set out in the agreement evidencing such option”;

10.	Clause 9 shall be deleted in its entirety and replaced with the following:

“Intentionally left blank”;

but, for the avoidance of doubt, the power of attorney given under Clause 9 of the Option and Subscription Agreement shall remain valid, binding and existing.

11.	In Schedule 2, Clause 1.1 shall be deleted in its entirety and replaced with the following:

“The Subscriber agrees to acquire and hold the Linked Shares subject to the terms and conditions of this Agreement and the Articles.”

12.	In Schedule 2, Clause 2, the following new provision shall be included as paragraph 2.8;

“For the avoidance of doubt, references in this paragraph 2 to “the price paid by the Subscriber on subscription for the Unreleased Shares” shall mean, with respect to each Unreleased Share, the subscription price paid for such Unreleased Share as set out in the New Letter of Allotment.”

PART 2 – AMENDMENTS SUBJECT TO THE PROPOSED LISTING

1.	The definitions of “Company Conversion Information Notice”, “Conversion Date”, and “Conversion Number” in Clause 1.1 shall be deleted.

2.	The definition of “Fair Price” in Clause 1.1 of the Option and Subscription Agreement shall be deleted in its entirety and replaced with the following:

““Fair Price”

means, as of any date, the value of a Share determined as follows:

(a)	if the Shares are publicly traded and listed on a national securities exchange, the closing price on the date of determination on the principal national securities exchange on which the Shares are listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board deems reliable;

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(b)	if the Shares are publicly traded but are neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(c)	if none of the foregoing is applicable, by the Board in good faith;

3.	In the definition of “Good Leaver” in Clause 1.1, the words “(subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination)” shall be deleted.

4.	All references to the Investor Director shall be deleted.

5.	The definition of “Sale” in Clause 1.1 shall be deleted in its entirety and replaced with the following:

““Sale”

means the acquisition by a person, entity or “group” (within the meaning of Section 13(d) of the Exchange Act of the United States (the “Exchange Act”) or any comparable successor provisions) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules) of issued or outstanding voting securities of the Company representing more than fifty per cent (50%) of the combined voting power of the Company, whether as a result of making a general offer to acquire the whole of the issued share capital of the Company or all the shares in the Company which are of the same class as the Shares, a court-sanctioned compromise or scheme of arrangement, or otherwise, but excluding a transaction which (i) results in the Company’s voting securities in issue immediately before the transaction continuing to represent (either by remaining in issue or outstanding or by being converted into voting securities of the company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s issued or outstanding voting securities immediately after the transaction, and (ii) after which no person, entity or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this definition as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.”

6.	The definition of “Share” in Clause 1.1 of the Option and Subscription Agreement shall be amended to read as follows:

““Share”

means an Ordinary Share of $0.00008 in the capital of the Company;”.

7.	Clause 3.8 shall be deleted in its entirety.

8.	In Schedule 2, paragraphs 2.4 and 2.5 shall be deleted in their entirety and replaced with the following:

2.4	In the event that a Sale is to occur, the number of Linked Shares which have not been Released as at the date of the Sale (or, in the case only of a Sale which does not consist of a sale of the entire issued share capital of the Company, such number as is determined by the Board) shall, unless otherwise determined by the Board, pursuant to notice served on the Subscriber be acquired by the Company in accordance with the Articles or by an Employee Benefit Trust, without payment of consideration to the Employee;

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2.5	The Employee shall procure the transfer to the Company or the Employee Benefit Trust, as appropriate, of the Linked Shares subject to the notice served pursuant to Clause 2.4 on the date specified by the Board in the notice given.”

9.	In Schedule 2, paragraph 3 shall be deleted in its entirety and replaced with the following:

““3. Share Transfer/Share Certificates

The Subscriber shall not transfer or dispose of any Linked Shares that have not been Released or enter into any arrangement which may place any Encumbrance on such Linked Shares, without the prior written consent of the Board. The Company shall retain the share certificates issued in respect of Linked Shares until they are Released”.

10.	Schedule 3 shall be deleted.

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SCHEDULE

(To be appended to the Option and Subscription Agreement, as if amended by this Agreement, as Appendix 4)

Option and Linked Shares

Name of Subscriber:

Option

MIHC Option

(pre-Share for Share Exchange)

Number of D1 Ordinary Shares in MIHC	Exercise Price per Share	Aggregate Exercise Price

New Option

(post-Share for Share Exchange and adjusted to reflect the Exchange Ratio)

Number of Shares (A Ordinary Shares in King Digital Entertainment) (rounded down to the nearest share)	Exercise Price per Share	Aggregate Exercise Price

Linked Shares

MIHC Linked Shares

(pre-Share for Share Exchange)

Number of MIHC Linked Shares	Class of MIHC Shares	Nominal value per Share
	D3 Ordinary	€0.000149

New Linked Shares

(post-Share for Share Exchange and adjusted to reflect the Exchange Ratio)

Number of New Linked Shares	Class of King Digital Entertainment Shares	Nominal value per Share
	D3 Ordinary	$0.00008

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EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY P.L.C.	)
acting by a director in the presence	)
of a witness:-)

Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

PRESENT when the common seal of KING DIGITAL ENTERTAINMENT PLC was affixed to this Deed:
Signature
Print name
Signature
Print name

10

Signed as a deed in the name and on behalf of the

Subscriber by _________________ officer appointed for the

purpose by the board of directors of MIDASPLAYER

INTERNATIONAL HOLDING COMPANY P.L.C., his or her

attorney, in the presence of:

(Name of Subscriber) by his/ her attorney MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C. acting by _________________

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

11

SHADOW OPTION EXCHANGE AGREEMENT

SHADOW OPTION EXCHANGE AGREEMENT made on                      2014

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St. Julian’s, STJ 3140, Malta (“MIHC”);

(2)	KING DIGITAL ENTERTAINMENT PUBLIC LIMITED COMPANY, company number 529753, a public limited company whose registered office is at Fitzwilton House, Wilton Place, Dublin 2, Ireland (“King Digital Entertainment”); and

(3)	The individual named in the Schedule to this Agreement (the “Manager”).

RECITALS

A.	The Manager was granted a shadow option bonus which entitled him to subscribe for shares in the capital of MIHC (“MIHC Shares”) in the event of a Listing or to receive the Bonus in the event of a Sale, which option is described in the Schedule to this Agreement (the “MIHC Option”);

B.	The MIHC Option is evidenced by an Individual Shadow Option Bonus Agreement entered into between MIHC and the Manager (the “MIHC Option Agreement”);

C.	It is proposed that King Digital Entertainment will become the new holding company of MIHC by reason of all of the shareholders in MIHC exchanging their shares in MIHC for shares in King Digital Entertainment (the “Share for Share Exchange”) with the objective of King Digital Entertainment listing its shares on the New York Stock Exchange (the “Proposed Listing”);

D.	Pursuant to the Share for Share Exchange, shares in MIHC shall be exchanged for shares in King Digital Entertainment on a 2 for 5 basis (the “Exchange Ratio”);

E.	Each individual who holds an option to subscribe for MIHC Shares has been requested by MIHC to release such option in consideration of the grant to him of an equivalent option over A Ordinary Shares in King Digital Entertainment (“New Shares”);

F.	The Manager has agreed to release the MIHC Option in consideration of the grant to him by King Digital Entertainment of an equivalent option to subscribe for New Shares upon a Listing of shares in King Digital Entertainment or to receive a cash bonus equivalent to the Bonus in the event of a sale of the total share capital of King Digital Entertainment (the “KDE Bonus”), which option is described in the Schedule to this Agreement (the “Replacement Option”);

G.	The number of New Shares subject to the Replacement Option reflects the adjustment made to the MIHC Share Option to take account of the Exchange Ratio;

H.	The New Shares will be redesignated as Ordinary Shares of King Digital Entertainment upon the Proposed Listing;

I.	Following the Share for Share Exchange and until the Proposed Listing, the Replacement Option shall be subject to the same terms and conditions as applied to the MIHC Share Option but as if the MIHC Option Agreement was amended by this Agreement, and to the additional terms and conditions set out in this Agreement;

J.	Immediately prior to the Proposed Listing, the Replacement Option shall lapse with respect to the number of New Shares for which it is not yet exercisable on such date in accordance with Section 2.1 of the MIHC Option Agreement (the “Unvested Option Shares”), and King Digital Entertainment shall grant to the Manager a restricted stock unit award under the King Digital Entertainment plc 2014 Equity Incentive Plan (the “2014 Plan”) in respect of the number of New Shares equal to the Unvested Option Shares;

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K.	Upon the Proposed Listing, the Replacement Option shall lapse with respect to the KDE Bonus; and

L.	Effective from the Proposed Listing, the Replacement Option shall be exercisable with respect to the number of New Shares for which the Replacement Option was exercisable as of the date of the Proposed Listing, (the “Vested Option Shares”) upon and subject to the terms and conditions of an agreement in the form attached to this Agreement (the “New Option Agreement”).

THE PARTIES AGREE as follows:

1.	Definitions

In this Agreement, all defined terms used in the MIHC Option Agreement shall, unless herein defined, bear the same meaning herein and all other references shall be construed in accordance therewith, except to the extent that the context otherwise requires.

2.	Amendment with Effect from the date of this Agreement

The amendment to the MIHC Option Agreement set out in Part 1 of the Appendix to this Agreement shall have effect from the execution of this Agreement.

3.	Agreement to Release MIHC Options

In consideration of the undertaking by King Digital Entertainment to grant the Replacement Option, the Manager irrevocably agrees to irrevocably and unconditionally release the MIHC Option and all rights he has or may have under the MIHC Option Agreement in respect of MIHC Shares and the Bonus, and upon such release the MIHC Option shall be cancelled by MIHC.

4.	Undertaking to Grant Replacement Option

In consideration of the agreement by the Manager to release the MIHC Option, King Digital Entertainment undertakes to grant the Replacement Option.

5.	Effectiveness of Release of MIHC Option and Grant of Replacement Option

The release of the MIHC Option by the Manager pursuant to Clause 2 and the grant of the Replacement Option by King Digital Entertainment pursuant to Clause 3 shall take effect immediately upon the Share for Share Exchange being completed.

6.	Terms of Replacement Option

The Replacement Option shall be granted upon and until the Proposed Listing shall be subject to the same terms and conditions as applied to the MIHC Option, as set out in the MIHC Option Agreement but as if the amendments in Part 2 to this Agreement had been made to the MIHC Option Agreement, and to the additional terms and conditions set out in this Agreement.

7.	Grant of RSU Award

On the date immediately prior to the Proposed Listing, King Digital Entertainment shall grant to the Manager a restricted stock unit award under the 2014 Plan over the number of New Shares equal to the number of Unvested Option Shares, upon and subject to the provisions of an award agreement in accordance with the 2014 Plan.

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8.	Lapse of Rights in relation to KDE Bonus

Upon the Proposed Listing, the Replacement Option shall lapse with respect to the KDE Bonus.

9.	Terms of Replacement Option from the Proposed Listing

With effect from the Proposed Listing, the Replacement Option shall be exercisable with respect to the Vested Option Shares upon and subject to the terms and conditions of the New Option Agreement.

10.	Lock-up Letter

The Manager agrees to execute, on the date of execution of this Agreement, the standard form letter to King Digital Entertainment’s underwriting banks required of all of the shareholders of King Digital Entertainment and holders of options over its shares in connection with the Proposed Listing in which he will agree not to dispose of the New Shares, save in specific circumstances, for a minimum period of 180 days after the date of the Proposed Listing.

11.	Further Assurance

The Manager agrees to execute all such documents and do all such acts and things as MIHC and/or King Digital Entertainment may, at any time after the date of this Agreement, reasonably require to give effect to the provisions of this Agreement.

12.	Power of Attorney

12.1	The Manager:

12.1.1	hereby irrevocably appoints MIHC as his attorney (“Attorney”) for all purposes referred to in this Agreement or the MIHC Option Agreement and irrevocably authorises the Attorney (on the Manager’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the terms of this Agreement, the MIHC Option Agreement, the Articles, the Share for Share Exchange, the Proposed Listing or the New Option Agreement. Every attorney that may be appointed by virtue of this clause shall be considered to act singly as the true and lawful attorney of the Manager with full power of substitution as specified herein;

12.1.2	agrees that the Attorney may in his name or otherwise on the Manager’s behalf:

12.1.3	execute any agreement or document on the Manager’s behalf; and/or

12.1.4	approve any alteration to this Agreement, the MIHC Option Agreement or the New Option Agreement to give effect to the provisions of Clause 12.1.1.

12.2	The Manager hereby authorises the Attorney to:

12.2.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

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12.2.2	appoint one or more persons to act as substitute attorney for the Manager and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment;

provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 12.1.1 or otherwise) or the revocation of the said mandate given to the Attorney.

12.3	The Manager undertakes:

12.3.1	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

12.3.2	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

12.4	The Manager declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact. The Attorney is expressly authorised to act under this Power of Attorney.

12.5	The Manager agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, gross negligence or wilful misconduct).

12.6	The Manager agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the Manager and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

13.	Notices by Electronic Mail

Notwithstanding any other provision of Clause 5.3 of the MIHC Option Agreement, any notice, demand, proceeding or other communication to be given, made or served to or on the Manager under the MIHC Option Agreement, this Agreement or the New Option Agreement, may be transmitted by electronic mail to the electronic mail address at which the Manager customarily receives electronic mail communications in connection with his employment with the Group, and shall be deemed to be received upon transmission.

14.	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

15.	Assignment

MIHC or King Digital Entertainment may assign any of their respective rights under this Agreement. The Management may not assign his rights under this Agreement.

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16.	Governing Law and Jurisdiction

This Agreement shall be interpreted and construed in accordance with the laws of England and Wales, and the parties submit to the exclusive jurisdiction of the Courts of England and Wales in relation to all matters relating to this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as a Deed on the date set out above.

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Appendix

Part 1 – Amendments Effective from the Date of this Agreement

1.	The definition of “Sale” in Clause 1.1 of the MIHC Option Agreement shall be deleted in its entirety and replaced with the following:

““Sale”

means the completion of any transaction or series of transactions whereby any person or Connected Persons (as defined in the Articles) or group of persons Acting in Concert (as defined in the Articles) purchases or otherwise acquires or obtains the total share capital of the Company, but excluding a transaction whereby all or substantially all of the issued share capital of the Company is or is to be exchanged for issued share capital in another company or body corporate, wherever incorporated, (the “New Company”) with the result that (in the reasonable opinion of the Board) the beneficial ownership of the issued share capital in the New Company is (or is to be) substantially the same as the beneficial ownership of the issued share capital in the Company immediately prior to such transaction.”

Part 2 – Amendments Effective from the Grant of the Replacement Option, until the Proposed Listing

1.	The Schedule to this Agreement shall be appended to and form part of the MIHC Option Agreement;

2.	King Digital Entertainment public limited company shall replace Midasplayer International Holding Company Limited as the “Company”;

3.	The definition of “Exercise Price” in Clause 1.1 of the MIHC Option Agreement shall be amended to read as follows:

““Exercise Price”

means the New Exercise Price set out in the Schedule to this agreement;”

4.	The definition of “Share” in Clause 1.1 of the MIHC Option Agreement shall be amended to read as follows:

““Share”

means an A Ordinary Share of $0.00008 in the capital of the Company; and

5.	In Clause 2.1 of the MIHC Option Agreement, the sentence beginning with:

“The maximum number of Shares the Manager would be entitled to subscribe is”

shall be replaced with:

“The maximum number of Shares the Manager would be entitled to subscribe for is the number of Shares set out under “Number of New Shares” in the Schedule to this Agreement”.

6.	Clause 2.3.1 shall be amended to read as follows;

“2.3.1 the tenth anniversary of the date of the individual shadow option bonus agreement evidencing the grant of the shadow option bonus by Midasplayer International Holding Company p.l.c. which the Option has replaced;”.

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SCHEDULE

Shadow Option

Name of Manager:

MIHC Option

(pre-Share for Share Exchange)

Number of MIHC Ordinary Shares	Exercise Price per Share	Aggregate Exercise Price
€0.000149

Replacement Option

(post-Share for Share Exchange and adjusted to reflect the Exchange Ratio)

Number of New Shares (rounded down to the nearest share)	New Exercise Price (per share)	Aggregate Exercise Price
$0.00008

Note: at the time of the Proposed Listing, the Replacement Option will lapse with respect to the number of New Shares for which the Replacement Option is not exercisable at that time, in accordance with the schedule set out in Section 2.1 of the original Individual Shadow Option Bonus Agreement (the “Unvested Option Shares”).

A restricted stock unit award will be granted to the Manager, under the King Digital Entertainment plc 2014 Equity Incentive Plan, in respect of the number of Unvested Option Shares.

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EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY PLC	)
acting by a director in the presence	)
of a witness:-)
Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

PRESENT when the common seal of KING DIGITAL ENTERTAINMENT PLC was affixed hereto:
Signature

Print name

Signature

Print name

EXECUTED AS A DEED by	)
the Manager	)
in the presence of:-)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

Attachment:

Form of Individual Option Agreement

9

SUPPLEMENTAL SUBSCRIPTION AGREEMENT

D1 Ordinary Shares (non-U.S.)

THIS SUPPLEMENTAL SUBSCRIPTION AGREEMENT IS MADE ON                      2014

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St. Julian’s, STJ 3140, Malta (“MIHC”);

(2)	KING DIGITAL ENTERTAINMENT PUBLIC LIMITED COMPANY, company number 5297753, a public limited company whose registered office is at Fitzwilton House, Wilton Place, Dublin 2, Ireland (“King Digital Entertainment”); and

(3)	The individual named in the Schedule to this Agreement (the “Employee”).

RECITALS

A.	The Employee is the holder of D1 Ordinary Shares in MIHC, which shares are described in the Schedule to this Agreement under the heading “MIHC Shares” (the “MIHC Shares”), for which the Employee subscribed pursuant to one or more subscription agreements entered into with MIHC (the subscription agreement for each allotment of MIHC Shares being the “Subscription Agreement” in respect of such allotment) and upon payment of the nominal value of the MIHC Shares;

B.	It is proposed that King Digital Entertainment will become the new holding company of MIHC by reason of all of the shareholders in MIHC exchanging their shares in MIHC for shares in King Digital Entertainment (the “Share for Share Exchange”) with the objective of King Digital Entertainment listing its shares on the New York Stock Exchange (the “Proposed Listing”);

C.	The Share for Share Exchange is described in the document entitled “Shareholder Communication” from MIHC addressed to each holder of shares in MIHC dated 20 February 2014;

D.	Pursuant to the Share for Share Exchange, every two shares in MIHC shall be exchanged for five shares in King Digital Entertainment (the “Exchange Ratio”);

E.	The Employee has received a letter of offer from King Digital Entertainment in which King Digital Entertainment has offered to acquire his MIHC Shares in exchange for shares in King Digital Entertainment;

F.	Upon completion of the Share for Share Exchange the Employee will receive the shares in King Digital Entertainment described in the Schedule to this Agreement under the heading “New Shares” (the “New Shares”) in exchange for his MIHC Shares, being A Ordinary Shares if the Employee executes a Dividend Waiver in connection with the Share for Share Exchange or D1 Ordinary Shares if he does not;

G.	New Shares that are D1 Ordinary Shares in King Digital Entertainment will automatically convert into A Ordinary Shares immediately prior to the Proposed Listing and all of the New Shares will be redesignated as Ordinary Shares in King Digital Entertainment on the Proposed Listing; and

H.	MIHC, King Digital Entertainment and the Employee have agreed that with effect from completion of the Share for Share Exchange, the New Shares shall be issued to the Employee and held by him upon and subject to the same terms and conditions as applied to the MIHC Shares under the Subscription Agreement, but as if the Subscription Agreement had been amended pursuant to this Agreement, and to the additional terms and conditions set out in this Agreement.

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THE PARTIES AGREE as follows:

1.	Definitions

In this Agreement, all defined terms used in the Subscription Agreement shall, unless herein defined, bear the same meaning herein and all other references shall be construed in accordance therewith, except to the extent that the context otherwise requires.

2.	Terms and Conditions of New Shares

The New Shares shall be issued to the Employee and held by him upon and subject to the same terms and conditions as applied to the MIHC Shares under the Subscription Agreement but as if the amendments set out below had been made to the Subscription Agreement, and to the additional terms and conditions set out in this Agreement.

2.1	All references to Midasplayer International Holding Company Limited, including in the Schedules to the Subscription Agreement, shall be to King Digital Entertainment plc;

2.2	Clause 1 entitled “Background” shall be deleted in its entirety and replaced with the following:

“The Company has issued to the Employee the shares described in Schedule 3 hereto under the heading “New Shares” (“Employee Shares”) in exchange for the shares in Midasplayer International Holding Company p.l.c. (“MIHC”) previously held by the Employee and described in Schedule 3 hereto under the heading “MIHC Shares”.

The Employee agrees to hold the Employee Shares subject to the terms of this agreement and the Articles.

Pursuant to the provisions of this agreement, the Employee Shares (or a proportion thereof) will, in certain circumstances and at certain times, be converted into Deferred Shares or, from the date the Company’s shares are listed for trading on the New York Stock Exchange, be subject to compulsory transfer by the Employee to the Company or to an employee benefit trust established by the Company, for no consideration.”

2.3	The Schedule to this Agreement shall be annexed as Schedule 3 to the Subscription Agreement.

2.4	The definition of “Articles” in Clause 2.1(a) shall be deleted and replaced with the following definition:

“Articles” means the Articles of Association of the Company in effect from time to time;

2.5	The following new definition shall be included in Clause 2.1;

“Dividend Waiver”, has the meaning given in the document entitled “Shareholder Communication” from MIHC addressed to each holder of shares in MIHC dated 20 February 2014;

2.6	Subject to the Proposed Listing, Clause 2.3 shall be deleted in its entirety and replaced with the following:

“For the purposes of this agreement, “Sale” means the acquisition by a person, entity or “group” (within the meaning of Section 13(d) of the Exchange Act of the United States (the “Exchange Act”) or any comparable successor provisions) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the

3

Exchange Act, or comparable successor rules) of issued or outstanding voting securities of the Company representing more than fifty per cent (50%) of the combined voting power of the Company, whether as a result of making a general offer to acquire the whole of the issued share capital of the Company or all the shares in the Company which are of the same class as the Shares, a court-sanctioned compromise or scheme of arrangement, or otherwise, but excluding a transaction which (i) results in the Company’s voting securities in issue immediately before the transaction continuing to represent (either by remaining in issue or outstanding or by being converted into voting securities of the company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s issued or outstanding voting securities immediately after the transaction, and (ii) after which no person, entity or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this definition as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.”

2.7	Subject to the Proposed Listing, Clause 4 shall be deleted in its entirety and replaced with the following”:

““4. Transfer of Unvested Shares for no Consideration

In the event that the Employee ceases to be an employee or a Sale is to occur, the number of Employee Shares that are not “Vested” pursuant to Schedule 2 to this Agreement as at the Relevant Cessation Date or as at the date of the Sale (or, in the case only of a Sale which does not consist of a sale of the entire issued share capital of the Company, such number as is determined by the Board), respectively, shall, unless otherwise determined by the Board, pursuant to notice served on the Employee be acquired by the Company in accordance with the Articles or by an employee benefit trust established by the Company, without payment of consideration to the Employee, and the Employee shall effect the transfer of such shares on the date specified by the Board in the notice given.”

2.8	Subject to the Proposed Listing, Clause 5 shall be deleted in its entirety and replaced with the following:

““5. Share Transfer/Share Certificates

The Employee shall not transfer or dispose of any Employee Shares that have not Vested in accordance with Schedule 2 to this Agreement or enter into any arrangement which may place any Encumbrance on such Employee Shares. The Company shall retain the share certificates issued in respect of any Employee Shares that are not Vested in accordance with Schedule 2 to this Agreement and shall procure the delivery to the Employee of share certificates in respect of Employee Shares that become Vested, as soon as practicable after each vesting date.”

3.	Acquisition of unvested Employee Shares on Cessation of Employment or Sale

3.1	The Employee acknowledges that in the event that Deferred Shares are acquired by King Digital Entertainment pursuant to the articles of association of King Digital Entertainment after the Share for Share Exchange but prior to the Proposed Listing, such acquisition shall be without payment of consideration to the Employee.

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3.2	The Employee further acknowledges that upon completion of the Proposed Listing, all of the shares in the capital of King Digital Entertainment, including the New Shares, shall be Ordinary Shares of US$0.00008 in the capital of King Digital Entertainment, and that the New Shares shall remain subject to vesting in accordance with the provisions of Schedule 2 to the Subscription Agreement.

4.	Further Assurance

The Employee agrees to execute all such documents and do all such acts and things as MIHC and/or King Digital Entertainment may, at any time after the date of this Agreement, reasonably require to give effect to the provisions of this Agreement.

5.	Power of Attorney

5.1	The Employee:

(a)	irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this Agreement or in the articles of association of MIHC or King Digital Entertainment and irrevocably authorises the Attorney (on the Employee’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney shall in its absolute discretion consider necessary or desirable in order to give full effect to the terms of this Agreement, the Share for Share Exchange, the Proposed Listing and such articles. Every attorney that may be appointed by virtue of this Clause shall be considered to act singly as the true and lawful attorney of the Employee with full power of substitution as specified herein;

(b)	agrees that the Attorney may in his name or otherwise on the Employee’s behalf:

(i)	execute any stock transfer form and any other documents and do all things necessary in order to transfer any of the MIHC Shares or New Shares in accordance with this Agreement or the articles of association of MIHC or King Digital Entertainment;

(ii)	make any tax filing or claim for relief or exemption that the Attorney considers necessary or desirable in connection with any transfer referred to at (b)(i) above;

(iii)	accept and retain any share certificate issued in respect of the MIHC Shares or the New Shares;

(iv)	sign any written resolution of the shareholders of MIHC or King Digital Entertainment (or of the holders of the relevant class of shares in MIHC or King Digital Entertainment) that the board of directors of MIHC or King Digital Entertainment consider to be necessary or desirable for the purposes of or in connection with the Share for Share Exchange or the Proposed Listing or any other restructuring, reconstruction or amalgamation involving the share capital of MIHC or King Digital Entertainment (“Resolutions”) including without prejudice to the generality of the foregoing any reorganisation, conversion or reclassification of all or any of the share capital of MIHC or King Digital Entertainment and/or the alteration, abrogation or variation of the rights attached to the MIHC Shares or the New Shares; and/or

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(v)	in lieu of signing a written resolution as aforesaid, to appoint a proxy to attend and vote on his or her behalf on any Resolutions to be proposed at a general meeting of MIHC or King Digital Entertainment at the discretion of the Attorney and to approve, in writing or otherwise, any consent to the convening of any such meeting at short notice.

5.2	The Employee hereby authorises the Attorney to:

(a)	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise and vary or revoke such delegation at any time; and

(b)	appoint one or more persons to act as substitute attorney for the Employee and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment;

provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 5.1 or otherwise) or the revocation of the said mandate given to the Attorney.

5.3	The Employee undertakes:

(a)	not to exercise any power conferred on the Attorney by this power of attorney without the Attorney’s consent;

(b)	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Employee in his capacity as the registered holder of the MIHC Shares or New Shares;

(c)	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

(d)	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

5.4	The Employee declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

5.5	The Attorney is expressly authorized to act under this Power of Attorney.

5.6	The Employee agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, gross negligence or wilful misconduct).

5.7	The Employee agrees that the power of attorney and other authorities on the terms conferred by or referred to in this Agreement are given by way of security for the performance of the obligations of the Employee and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

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5.8	The power of attorney granted under this clause is without prejudice (and in addition) to any power of attorney contained in the articles of association of MIHC or King Digital Entertainment or the Subscription Agreement.

6.	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

7.	Assignment

MIHC or King Digital Entertainment may assign any of their respective rights under this Agreement. The Employee shall not assign his rights under this Agreement.

8.	Governing Law and Jurisdiction

This Agreement shall be interpreted and construed in accordance with the laws of England and Wales, and the parties submit to the exclusive jurisdiction of the Courts of England and Wales in relation to all matters arising under this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as a Deed on the date set out above.

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SCHEDULE

(To be appended to the Subscription Agreement as Schedule 3)

Employee Shares

Name of Employee:

MIHC Shares

(pre-Share for Share Exchange)

Number of Shares	Class of MIHC Shares	Nominal value per Share
	D1 Ordinary	€0.000149

New Shares

(post-Share for Share Exchange and reflecting the Exchange Ratio)

Number of Shares	Class of King Digital Entertainment Shares	Nominal value per Share
	Upon Share for Share Exchange: A Ordinary (if Employee executes a Dividend Waiver) or D1 Ordinary (if Employee does not execute a Dividend Waiver) Upon Proposed Listing: Ordinary Shares	US$0.00008

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EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY PLC	)
acting by a director in the presence	)
of a witness:-)
Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

EXECUTED AS A DEED by	)
KING DIGITAL ENTERTAINMENT
PUBLIC LIMITED COMPANY	)
acting by a director in the presence	)
of a witness:-)
Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

EXECUTED AS A DEED by	)
the Employee	)
in the presence of:-)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

9

SUPPLEMENTAL SUBSCRIPTION AGREEMENT

D1 Ordinary Shares (from August 2013)

THIS SUPPLEMENTAL SUBSCRIPTION AGREEMENT IS MADE ON                     2014

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St. Julian’s, STJ 3140, Malta (“MIHC”); and

(2)	KING DIGITAL ENTERTAINMENT PUBLIC LIMITED COMPANY, company number 5297753, a public limited company whose registered office is at Fitzwilton House, Wilton Place, Dublin 2, Ireland (“King Digital Entertainment”).

RECITALS

A.	The individual named in the Schedule to this Agreement (the “Subscriber”) entered into a subscription agreement with MIHC (the “Subscription Agreement”) pursuant to which he subscribed for D1 Ordinary Shares in MIHC, which shares are described in the Schedule to this Agreement under the heading “Subscriber Shares” (the “Subscriber Shares”);

B.	It is proposed that King Digital Entertainment will become the new holding company of MIHC by reason of all of the shareholders in MIHC exchanging their shares in MIHC for shares in King Digital Entertainment (the “Share for Share Exchange”) with the objective of King Digital Entertainment listing its shares on the New York Stock Exchange (the “Proposed Listing”);

C.	The Share for Share Exchange is described in the document entitled “Shareholder Communication” from MIHC addressed to each holder of shares in MIHC dated 20 February 2014;

D.	Pursuant to the Share for Share Exchange, every two shares in MIHC shall be exchanged for five shares in King Digital Entertainment (the “Exchange Ratio”);

E.	Upon completion of the Share for Share Exchange the Subscriber will receive the shares in King Digital Entertainment described in the Schedule to this Agreement under the heading “New Shares” (the “New Shares”) in exchange for the Subscriber Shares, being A Ordinary Shares if the Employee executes a Dividend Waiver in connection with the Share for Share Exchange or D1 Ordinary Shares if he does not;

F.	New Shares that are D1 Ordinary Shares in King Digital Entertainment will automatically convert into A Ordinary Shares immediately prior to the Proposed Listing and all of the New Shares will be redesignated as Ordinary Shares in King Digital Entertainment on the Proposed Listing;

G.	The New Shares constitute New Shares within the meaning of Clause 9.3 of the Subscription Agreement;

H.	Pursuant to Clause 9.3 of the Subscription Agreement, the board of directors of MIHC has approved the making of the amendments to the Subscription Agreement set out in this Agreement which it considers necessary or desirable such that the Subscription Agreement relates to the New Shares, and has determined that the adjustment made to the number of Subscriber Shares subject to the Subscription Agreement to reflect the Exchange Ratio is fair and equitable; and

I.	King Digital Entertainment has agreed to issue the New Shares upon and subject to the provisions of the Subscription Agreement as amended by this Agreement.

THE PARTIES AGREE as follows:

1.	Definitions

In this Agreement, all defined terms used in the Subscription Agreement shall, unless herein defined, bear the same meaning herein and all other references shall be construed in accordance therewith, except to the extent that the context otherwise requires.

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2.	Issuance of New Shares

The New Shares shall be issued by King Digital Entertainment upon and subject to the provisions of the Subscription Agreement as amended by this Agreement.

3.	Amendments to the Subscription Agreement

The following amendments shall be made to the Subscription Agreement, with effect from the completion of the Share for Share Exchange:

3.1	King Digital Entertainment shall replace MIHC as the “Company”, save as otherwise provided pursuant to Clause 3.10 of this Agreement;

3.2	The Schedule to this Agreement shall be the Schedule to the Subscription Agreement;

3.3	The first and second sentences of Clause 1 shall be deleted and replaced with the following:

“1. BACKGROUND

The Subscriber has acquired and is the holder of the shares in the Company described in the Schedule to this Agreement under the heading “New Shares” (the “New Shares”) which New Shares were issued to the Subscriber in exchange for the shares in Midasplayer International Holding Company p.l.c. (“MIHC”) described in the Schedule to this Agreement under the heading “Subscriber Shares” (the “Subscriber Shares”).

The Subscriber has agreed to hold the New Shares subject to the Articles and this agreement, as amended by the Supplemental Subscription Agreement dated [            ] 2014 between Midasplayer International Holding Company p.l.c. and the Company;”

3.4	Each reference to “Subscriber Shares”, other than in Clause 3.2(a), 3.2(b, 3.2(d) and Clause 9.3, shall be a reference instead to “New Shares”, save that for purposes of the definition of “Relevant Tax Liability” in Clause 2.1(j) each reference to “Subscriber Shares” shall instead be to “Subscriber Shares or New Shares”;

3.5	References to the “New Company” shall be to the Company;

3.6	The definition of “Articles” in Clause 2.1(a) shall be deleted in its entirety and replaced with the following definition:

“Articles” means the Articles of Association of the Company in effect from time to time;

3.7	The following new definition shall be included in Clause 2.1;

“Dividend Waiver”, has the meaning given in the document entitled “Shareholder Communication” from MIHC addressed to each holder of shares in MIHC dated 20 February 2014;

3.8	Subject to the Proposed Listing, Clause 2.3 shall be deleted in its entirety and replaced with the following:

“For the purposes of this Agreement, “Sale” means the acquisition by a person, entity or “group” (within the meaning of Section 13(d) of the Exchange Act of the United States (the “Exchange Act”) or any comparable successor provisions) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the

3

Exchange Act, or comparable successor rules) of issued or outstanding voting securities of the Company representing more than fifty per cent (50%) of the combined voting power of the Company, whether as a result of making a general offer to acquire the whole of the issued share capital of the Company or all the shares in the Company which are of the same class as the Shares, a court-sanctioned compromise or scheme of arrangement, or otherwise, but excluding a transaction which (i) results in the Company’s voting securities in issue immediately before the transaction continuing to represent (either by remaining in issue or outstanding or by being converted into voting securities of the company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s issued or outstanding voting securities immediately after the transaction, and (ii) after which no person, entity or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this definition as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.”

3.9	Subject to the Proposed Listing, Clause 4 shall be deleted in its entirety and replaced with the following”:

““4. Transfer of Unvested Shares for no Consideration

In the event that the Subscriber ceases to be an employee or a Sale is to occur, the number of New Shares that are not “vested” pursuant to Schedule 2 to the Subscription Agreement as at the Relevant Cessation Date or as at the date of the Sale (or in the case only of a Sale which does not consist of a sale of the entire issued share capital of the Company, such number as is determined by the Board), respectively, shall, unless otherwise determined by the Board, pursuant to notice served on the Subscriber be acquired by the Company in accordance with the Articles or by an Employee Benefit Trust, without payment of consideration to the Subscriber and the Subscriber shall effect the transfer of such shares on the date specified by the Board in the notice given.”

3.10	Subject to the Proposed Listing, Clause 5 shall be deleted in its entirety and replaced with the following:

““5. Share Transfer/Share Certificates

The Subscriber shall not transfer or dispose of any New Shares that have not Vested in accordance with Schedule 2 to this Agreement or enter into any arrangement which may place any Encumbrance on such New Shares. The Company shall retain the share certificates issued in respect of any New Shares that are not Vested in accordance with Schedule 2 to this Agreement and shall procure the delivery to the Subscriber of share certificates in respect of New Shares that become Vested, as soon as practicable after each vesting date.”

3.11	References to “the Company” in Clause 6 shall instead be to “MIHC”.

4.	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

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5.	Governing Law and Jurisdiction

This Agreement shall be interpreted and construed in accordance with the laws of England and Wales, and the parties submit to the exclusive jurisdiction of the Courts of England and Wales in relation to all matters arising under this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as a Deed on the date set out above.

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SCHEDULE

Shares

Name of Subscriber:

Subscriber Shares

(pre-Share for Share Exchange)

Number of Shares	Class of MIHC Shares	Nominal value per Share
	D1 Ordinary	€0.000149

New Shares

(post-Share for Share Exchange and reflecting the Exchange Ratio)

Number of Shares	Class of King Digital Entertainment Shares	Nominal value per Share
	Upon Share for Share Exchange: A Ordinary (if Employee executes a Dividend Waiver) or D1 Ordinary (if Employee does not execute a Dividend Waiver) Upon Proposed Listing: Ordinary Shares	US$0.00008

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EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY PLC	)
acting by a director in the presence	)
of a witness:-)
Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

PRESENT when the common seal of KING DIGITAL ENTERTAINMENT PLC was affixed hereto:
Signature

Print name

Signature

Print name

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SUPPLEMENTAL SUBSCRIPTION AGREEMENT

D2 Ordinary Shares

[Employee]

THIS SUPPLEMENTAL SUBSCRIPTION AGREEMENT IS MADE ON                      2014

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY P.L.C., company number C40465, a public limited company whose registered office is at Aragon House Business Centre, Dragonara Road, St. Julian’s, STJ 3140, Malta (“MIHC”);

(2)	KING DIGITAL ENTERTAINMENT PUBLIC LIMITED COMPANY, company number 5297753, a public limited company whose registered office is at Fitzwilton House, Wilton Place, Dublin 2, Ireland (“King Digital Entertainment”); and

(3)	[EMPLOYEE], [ Address] (the “Employee”).

RECITALS

A.	The Employee is the holder of D2 Ordinary Shares in MIHC, which shares are described in the Schedule to this Agreement under the heading “MIHC Shares” (the “MIHC Shares”), for which the Employee subscribed pursuant to a subscription agreement dated 30 December 2011 between the Employee and MIHC (the “Subscription Agreement”) and upon payment of the nominal value of the MIHC Shares;

B.	It is proposed that King Digital Entertainment will become the new holding company of MIHC by reason of all of the shareholders in MIHC exchanging their shares in MIHC for shares in King Digital Entertainment (the “Share for Share Exchange”) with the objective of King Digital Entertainment listing its shares on the New York Stock Exchange (the “Proposed Listing”);

C.	The Share for Share Exchange is described in the document entitled “Shareholder Communication” from MIHC addressed to each holder of shares in MIHC dated 20 February 2014;

D.	Pursuant to the Share for Share Exchange, every two shares in MIHC shall be exchanged for five shares in King Digital Entertainment (the “Exchange Ratio”);

E.	The Employee has received a letter of offer from King Digital Entertainment in which King Digital Entertainment has offered to acquire his MIHC Shares in exchange for shares in King Digital Entertainment;

F.	Upon completion of the Share for Share Exchange the Employee will receive the shares in King Digital Entertainment described in the Schedule to this Agreement under the heading “New Shares” (the “New Shares”) in exchange for his MIHC Shares, the New Shares being A Ordinary Shares if the Employee executes a Dividend Waiver in connection with the Share for Share Exchange or D2 Ordinary Shares if he does not;

G.	New Shares that are D2 Ordinary Shares in King Digital Entertainment will automatically convert into A Ordinary Shares immediately prior to the Proposed Listing and all of the New Shares will be redesignated as Ordinary Shares in King Digital Entertainment on the Proposed Listing; and

H.	MIHC, King Digital Entertainment and the Employee have agreed that with effect from completion of the Share for Share Exchange, the New Shares shall be issued to the Employee and held by him upon and subject to the same terms and conditions as applied to the MIHC Shares under the Subscription Agreement, but as if the Subscription Agreement had been amended pursuant to this Agreement, and to the additional terms and conditions set out in this Agreement.

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THE PARTIES AGREE as follows:

1.	Definitions

In this Agreement, all defined terms used in the Subscription Agreement shall, unless herein defined, bear the same meaning herein and all other references shall be construed in accordance therewith, except to the extent that the context otherwise requires.

2.	Terms and Conditions of New Shares

The New Shares shall be issued to the Employee and held by him upon and subject to the same terms and conditions as applied to the MIHC Shares under the Subscription Agreement but as if the amendments set out below had been made to the Subscription Agreement, and to the additional terms and conditions set out in this Agreement.

2.1	All references to Midasplayer International Holding Company Limited, including in the Schedules to the Subscription Agreement, shall be to King Digital Entertainment plc;

2.2	Clause 1 entitled “Background” shall be deleted in its entirety and replaced with the following:

“The Company has issued to the Employee the shares described in Schedule 3 hereto under the heading “New Shares” (“Employee Shares”) in exchange for the shares in Midasplayer International Holding Company p.l.c. (“MIHC”) previously held by the Employee and described in Schedule 3 hereto under the heading “MIHC Shares”.

The Employee agrees to hold the Employee Shares subject to the terms of this agreement and the Articles.

Pursuant to the provisions of this agreement, the Employee Shares (or a proportion thereof) will, in certain circumstances and at certain times, be converted into Deferred Shares or, from the date the Company’s shares are listed for trading on the New York Stock Exchange, be subject to compulsory transfer by the Employee to the Company or to an employee benefit trust established by the Company, for no consideration.”

2.3	The Schedule to this Agreement shall be annexed as Schedule 3 to the Subscription Agreement.

2.4	The definition of “Articles” in Clause 2.1(a) shall be deleted and replaced with the following definition:

“Articles” means the Articles of Association of the Company in effect from time to time;

2.5	The following new definition shall be included in Clause 2.1;

“Dividend Waiver”, has the meaning given in the document entitled “Shareholder Communication” from MIHC addressed to each holder of shares in MIHC dated 20 February 2014;

2.6	Subject to the Proposed Listing, Clause 2.3 shall be deleted in its entirety and replaced with the following:

“For the purposes of this agreement, “Sale” means the acquisition by a person, entity or “group” (within the meaning of Section 13(d) of the Exchange Act of the United States (the “Exchange Act”) or any comparable successor provisions) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the

3

Exchange Act, or comparable successor rules) of issued or outstanding voting securities of the Company representing more than fifty per cent (50%) of the combined voting power of the Company, whether as a result of making a general offer to acquire the whole of the issued share capital of the Company or all the shares in the Company which are of the same class as the Shares, a court-sanctioned compromise or scheme of arrangement, or otherwise, but excluding a transaction which (i) results in the Company’s voting securities in issue immediately before the transaction continuing to represent (either by remaining in issue or outstanding or by being converted into voting securities of the company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s issued or outstanding voting securities immediately after the transaction, and (ii) after which no person, entity or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this definition as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.”

2.7	Subject to the Proposed Listing, the following amendments shall be made to Clause 4:

2.7.1	The heading to Clause 4 shall be amended to read “Cessation of Employment and Sale”;

2.7.2	Clauses 4.1 and 4.2 shall be deleted in their entirety and replaced with the following”:

“4.1	In the event that the Employee ceases to be an employee, the number of Employee Shares that are not “Vested” pursuant to Schedule 2 to this Agreement as at the Relevant Cessation Date shall, unless otherwise determined by the Board, pursuant to notice served on the Employee be acquired by the Company in accordance with the Articles or by an employee benefit trust established by the Company, without payment of consideration to the Employee, and the Employee shall effect the transfer of such shares on the date specified by the Board in the notice given.

4.2	Intentionally left blank.”

2.7.3	In Clause 4.5, the words “the Board and the Investor Director (in their absolute discretion)” shall be deleted and replaced with the words “the Board (in its absolute discretion)”; and

2.7.4	In Clause 4.6, the words “(having first obtained the consent of the Investor Director)” shall be deleted.

2.8	Subject to the Proposed Listing, Clause 5 shall be deleted in its entirety and replaced with the following:

““5. Share Transfer/Share Certificates

The Employee shall not transfer or dispose of any Employee Shares that have not Vested in accordance with Schedule 2 to this Agreement or enter into any arrangement which may place any Encumbrance on such Employee Shares. The Company shall retain the share certificates issued in respect of any Employee Shares that are not Vested in accordance with Schedule 2 to this Agreement and shall procure the delivery to the Employee of share certificates in respect of Employee Shares that become Vested, as soon as practicable after each vesting date.”

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2.9	Subject to the Proposed Listing, the words “(provided it first obtains the consent of the Investor Director)” in Clause 7.3 shall be deleted.

3.	Acquisition of unvested Employee Shares on Cessation of Employment or Sale

3.1	The Employee acknowledges that in the event that Deferred Shares are acquired by King Digital Entertainment pursuant to the articles of association of King Digital Entertainment after the Share for Share Exchange but prior to the Proposed Listing, such acquisition shall be without payment of consideration to the Employee.

3.2	The Employee further acknowledges that upon completion of the Proposed Listing, all of the shares in the capital of King Digital Entertainment, including the New Shares, shall be Ordinary Shares of US$0.00008 in the capital of King Digital Entertainment, and that the New Shares shall remain subject to vesting in accordance with the provisions of Schedule 2 to the Subscription Agreement.

4.	Further Assurance

The Employee agrees to execute all such documents and do all such acts and things as MIHC and/or King Digital Entertainment may, at any time after the date of this Agreement, reasonably require to give effect to the provisions of this Agreement.

5.	Power of Attorney

5.1	The Employee:

(a)	irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this Agreement or in the articles of association of MIHC or King Digital Entertainment and irrevocably authorises the Attorney (on the Employee’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney shall in its absolute discretion consider necessary or desirable in order to give full effect to the terms of this Agreement, the Share for Share Exchange, the Proposed Listing and such articles. Every attorney that may be appointed by virtue of this Clause shall be considered to act singly as the true and lawful attorney of the Employee with full power of substitution as specified herein;

(b)	agrees that the Attorney may in his name or otherwise on the Employee’s behalf:

(i)	execute any stock transfer form and any other documents and do all things necessary in order to transfer any of the MIHC Shares or New Shares in accordance with this Agreement or the articles of association of MIHC or King Digital Entertainment;

(ii)	make any tax filing or claim for relief or exemption that the Attorney considers necessary or desirable in connection with any transfer referred to at (b)(i) above;

(iii)	accept and retain any share certificate issued in respect of the MIHC Shares or the New Shares;

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(iv)	sign any written resolution of the shareholders of MIHC or King Digital Entertainment (or of the holders of the relevant class of shares in MIHC or King Digital Entertainment) that the board of directors of MIHC or King Digital Entertainment consider to be necessary or desirable for the purposes of or in connection with the Share for Share Exchange or the Proposed Listing or any other restructuring, reconstruction or amalgamation involving the share capital of MIHC or King Digital Entertainment (“Resolutions”) including without prejudice to the generality of the foregoing any reorganisation, conversion or reclassification of all or any of the share capital of MIHC or King Digital Entertainment and/or the alteration, abrogation or variation of the rights attached to the MIHC Shares or the New Shares; and/or

(v)	in lieu of signing a written resolution as aforesaid, to appoint a proxy to attend and vote on his behalf on any Resolutions to be proposed at a general meeting of MIHC or King Digital Entertainment at the discretion of the Attorney and to approve, in writing or otherwise, any consent to the convening of any such meeting at short notice.

5.2	The Employee hereby authorises the Attorney to:

(a)	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise and vary or revoke such delegation at any time; and

(b)	appoint one or more persons to act as substitute attorney for the Employee and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment;

provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 5.1 or otherwise) or the revocation of the said mandate given to the Attorney.

5.3	The Employee undertakes:

(a)	not to exercise any power conferred on the Attorney by this power of attorney without the Attorney’s consent;

(b)	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Employee in his capacity as the registered holder of the MIHC Shares or New Shares;

(c)	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

(d)	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

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5.4	The Employee declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

5.5	The Attorney is expressly authorized to act under this Power of Attorney.

5.6	The Employee agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, gross negligence or wilful misconduct).

5.7	The Employee agrees that the power of attorney and other authorities on the terms conferred by or referred to in this Agreement are given by way of security for the performance of the obligations of the Employee and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

5.8	The power of attorney granted under this clause is without prejudice (and in addition) to any power of attorney contained in the articles of association of MIHC or King Digital Entertainment or the Subscription Agreement.

6.	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

7.	Assignment

MIHC or King Digital Entertainment may assign any of their respective rights under this Agreement. The Employee shall not assign his rights under this Agreement.

8.	Governing Law and Jurisdiction

This Agreement shall be interpreted and construed in accordance with the laws of England and Wales, and the parties submit to the exclusive jurisdiction of the Courts of England and Wales in relation to all matters arising under this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as a Deed on the date set out above.

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SCHEDULE

(To be appended to the Subscription Agreement as Schedule 3)

Employee Shares

Name of Employee: [Employee]

MIHC Shares

(pre-Share for Share Exchange)

Number of Shares	Class of MIHC Shares	Nominal value per Share
	D2 Ordinary	€0.000149

New Shares

(post-Share for Share Exchange and reflecting the Exchange Ratio)

Number of Shares	Class of King Digital Entertainment Shares	Nominal value per Share
	Upon Share for Share Exchange: A Ordinary (if Employee executes a Dividend Waiver) or D2 Ordinary (if Employee does not execute a Dividend Waiver) Upon Proposed Listing: Ordinary Shares	US$0.00008

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EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY PLC	)
acting by a director in the presence	)
of a witness:-)
Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

EXECUTED AS A DEED by	)
KING DIGITAL ENTERTAINMENT
PUBLIC LIMITED COMPANY	)
acting by a director in the presence	)
of a witness:-)
Director

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

EXECUTED AS A DEED by	)
[EMPLOYEE]	)
in the presence of:-)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

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